UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number   811-03785

Fidelity Advisor Series I

 (Exact name of registrant as specified in charter)

245 Summer St., Boston, Massachusetts 02210

 (Address of principal executive offices)       (Zip code)

Cynthia Lo Bessette, Secretary

245 Summer St.

Boston, Massachusetts  02210

(Name and address of agent for service)

Registrant's telephone number, including area code:

617-563-7000

Date of fiscal year end:	October 31

Date of reporting period:	October 31, 2021

Item 1.

Reports to Stockholders

Fidelity Advisor® Floating Rate High Income Fund

Annual Report

October 31, 2021

Includes Fidelity and Fidelity Advisor share classes

Contents

Note to Shareholders
Performance
Management's Discussion of Fund Performance
Investment Summary
Schedule of Investments
Financial Statements
Notes to Financial Statements
Report of Independent Registered Public Accounting Firm
Trustees and Officers
Shareholder Expense Example
Distributions
Board Approval of Investment Advisory Contracts and Management Fees

To view a fund's proxy voting guidelines and proxy voting record for the 12-month period ended June 30, visit http://www.fidelity.com/proxyvotingresults or visit the Securities and Exchange Commission's (SEC) web site at http://www.sec.gov.

You may also call 1-800-544-8544 if you’re an individual investing directly with Fidelity, call 1-800-835-5092 if you’re a plan sponsor or participant with Fidelity as your recordkeeper or call 1-877-208-0098 on institutional accounts or if you’re an advisor or invest through one to request a free copy of the proxy voting guidelines.

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Other third-party marks appearing herein are the property of their respective owners.

All other marks appearing herein are registered or unregistered trademarks or service marks of FMR LLC or an affiliated company. © 2021 FMR LLC. All rights reserved.

This report and the financial statements contained herein are submitted for the general information of the shareholders of the Fund. This report is not authorized for distribution to prospective investors in the Fund unless preceded or accompanied by an effective prospectus.

A fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-PORT. Forms N-PORT are available on the SEC’s web site at http://www.sec.gov. A fund's Forms N-PORT may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information regarding the operation of the SEC's Public Reference Room may be obtained by calling 1-800-SEC-0330.

For a complete list of a fund's portfolio holdings, view the most recent holdings listing, semiannual report, or annual report on Fidelity's web site at http://www.fidelity.com, http://www.institutional.fidelity.com, or http://www.401k.com, as applicable.

NOT FDIC INSURED •MAY LOSE VALUE •NO BANK GUARANTEE

Neither the Fund nor Fidelity Distributors Corporation is a bank.

Note to Shareholders:

Early in 2020, the outbreak and spread of COVID-19 emerged as a public health emergency that had a major influence on financial markets, primarily based on its impact on the global economy and corporate earnings. On March 11, 2020, the World Health Organization declared the COVID-19 outbreak a pandemic, citing sustained risk of further global spread. The pandemic prompted a number of measures to limit the spread of COVID-19, including travel and border restrictions, quarantines, and restrictions on large gatherings. In turn, these resulted in lower consumer activity, diminished demand for a wide range of products and services, disruption in manufacturing and supply chains, and – given the wide variability in outcomes regarding the outbreak – significant market uncertainty and volatility. To help stem the turmoil, the U.S. government took unprecedented action – in concert with the U.S. Federal Reserve and central banks around the world – to help support consumers, businesses, and the broader economy, and to limit disruption to the financial system.

In general, the overall impact of the pandemic lessened in 2021, amid a resilient economy and widespread distribution of three COVID-19 vaccines granted emergency use authorization from the U.S. Food and Drug Administration (FDA) early in the year. Still, the situation remains dynamic, and the extent and duration of its influence on financial markets and the economy is highly uncertain, due in part to a recent spike in cases based on highly contagious variants of the coronavirus.

Extreme events such as the COVID-19 crisis are exogenous shocks that can have significant adverse effects on mutual funds and their investments. Although multiple asset classes may be affected by market disruption, the duration and impact may not be the same for all types of assets. Fidelity is committed to helping you stay informed amid news about COVID-19 and during increased market volatility, and we continue to take extra steps to be responsive to customer needs. We encourage you to visit us online, where we offer ongoing updates, commentary, and analysis on the markets and our funds.

Performance: The Bottom Line

Average annual total return reflects the change in the value of an investment, assuming reinvestment of distributions from dividend income and capital gains (the profits earned upon the sale of securities that have grown in value, if any) and assuming a constant rate of performance each year. The hypothetical investment and the average annual total returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. During periods of reimbursement by Fidelity, a fund’s total return will be greater than it would be had the reimbursement not occurred. How a fund did yesterday is no guarantee of how it will do tomorrow.

Average Annual Total Returns

For the periods ended October 31, 2021	Past 1 year	Past 5 years	Past 10 years
Class A (incl. 2.75% sales charge)	6.24%	3.26%	3.32%
Class M (incl. 2.75% sales charge)	6.12%	3.25%	3.25%
Class C (incl. contingent deferred sales charge)	7.42%	3.08%	2.98%
Fidelity® Floating Rate High Income Fund	9.58%	4.17%	3.91%
Class I	9.54%	4.09%	3.85%
Class Z	9.52%	4.15%	3.88%

 Class C shares' contingent deferred sales charges included in the past one year, past five years and past ten years total return figures are 1%, 0% and 0%, respectively.

 The initial offering of Class Z shares took place on October 2, 2018. Returns prior to October 2, 2018, are those of Class I.

$10,000 Over 10 Years

Let's say hypothetically that $10,000 was invested in Fidelity Advisor® Floating Rate High Income Fund - Class A on October 31, 2011, and the current 2.75% sales charge was paid.

The chart shows how the value of your investment would have changed, and also shows how the S&P®/LSTA Leveraged Performing Loan Index performed over the same period.

Period Ending Values
$13,856	Fidelity Advisor® Floating Rate High Income Fund - Class A
$16,122	S&P®/LSTA Leveraged Performing Loan Index

Management's Discussion of Fund Performance

Market Recap:  Floating-rate bank loans gained 8.89% for the 12 months ending October 31, 2021, as measured by the S&P/LSTA® Leveraged Performing Loan Index, trailing high-yield corporate bonds but handily topping investment-grade credit. Loans posted a strong gain in the early months of the period, as encouraging COVID-19 vaccine news bolstered investor optimism about the strength of the economic recovery in 2021. Better-than-expected corporate earnings also fueled strength in the asset class. The rally paused in March, when loans with higher-quality credit ratings underperformed because heavy new issuance outweighed demand. The positive trend resumed in April, lifted by an improved tone for risk assets, consistent retail fund inflows and strong origination of collateralized loan obligations (CLOs). Except for a modest pullback in July, loans registered moderate, income-driven monthly gains for through October, aided by advancing COVID vaccination campaigns, accelerating economic growth, strong earnings and continued solid demand from CLOs. Roughly one-third of the industry groups within the S&P/LSTA index posted a double-digit gain, led by air transport (+17%), oil & gas (+17%), leisure goods/activities/movies (+15%), and publishing (+12%). Notable "laggards" included utilities (+5%), cable & satellite TV (+6%) and drugs (+6%). From a credit-rating perspective, lower-quality loans far outstripped the benchmark, signaling a comfort level with risk as investors sought higher yields.

Comments from Co-Managers Eric Mollenhauer and Kevin Nielsen:  For the fiscal year ending October 31, 2021, the fund's share classes (excluding sales charges, if applicable) gained about 8% to 10%, roughly in line with the 8.89% result of the benchmark S&P/LSTA Leveraged Performing Loan Index. The fund's core investments in floating-rate leveraged loans rose 8.63% and detracted from performance versus the benchmark. The fund's position in cash also detracted from our relative result. By industry, security selection was the primary relative contributor, led by oil & gas. Positioning in nonferrous metals/minerals and security selection in utilities helped to a lesser extent. California Resources, the fund's top individual contributor, gained 227% this period. Our second-largest contributor was Denbury, which gained roughly 408% the past 12 months. Another notable contributor this period was Chesapeake Energy (+324%). All of these contributors were non-benchmark positions. Conversely, the primary detractor from performance versus the benchmark was security picks in lodging & casinos. Security selection in business equipment & services and security picks in health care also hurt relative performance. Not owning American Airlines, a benchmark component that gained 37%, was the biggest individual relative detractor. Also hindering performance was our overweighting in Bass Pro Shops, which gained 6%. Bass Pro Shops was one of the largest holdings in the fund. Also holding back performance was an underweighting in AMC Entertainment, which gained 72%. AMC Entertainment was not held at period end. By quality, security selection in unrated bonds added the most value versus the benchmark, while an underweighting among bonds rate CCC hurt the most. Notable changes in positioning include increased exposure to the health care industry and a lower allocation to cable & satellite television.

The views expressed above reflect those of the portfolio manager(s) only through the end of the period as stated on the cover of this report and do not necessarily represent the views of Fidelity or any other person in the Fidelity organization. Any such views are subject to change at any time based upon market or other conditions and Fidelity disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Fidelity fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Fidelity fund.

Investment Summary (Unaudited)

Top Five Holdings as of October 31, 2021

(by issuer, excluding cash equivalents)	% of fund's net assets
Asurion LLC	1.9
Bass Pro Group LLC	1.9
Intelsat Jackson Holdings SA	1.5
Caesars Resort Collection LLC	1.4
TransDigm, Inc.	0.9
7.6

Top Five Market Sectors as of October 31, 2021

% of fund's net assets
Technology	14.5
Services	7.5
Healthcare	7.1
Telecommunications	6.4
Energy	4.9

Quality Diversification (% of fund's net assets)

As of October 31, 2021
BBB	2.2%
BB	24.4%
B	56.0%
CCC,CC,C	4.0%
Not Rated	6.0%
Equities	1.8%
Short-Term Investments and Net Other Assets	5.6%

We have used ratings from Moody's Investors Service, Inc. Where Moody's® ratings are not available, we have used S&P® ratings. All ratings are as of the date indicated and do not reflect subsequent changes.

Asset Allocation (% of fund's net assets)

As of October 31, 2021*
Bank Loan Obligations	89.7%
Nonconvertible Bonds	2.8%
Convertible Bonds, Preferred Stocks	0.2%
Common Stocks	1.6%
Preferred Securities	0.1%
Short-Term Investments and Net Other Assets (Liabilities)	5.6%

 * Foreign investments - 11.3%

Schedule of Investments October 31, 2021

Showing Percentage of Net Assets

Bank Loan Obligations - 89.7%
	Principal Amount (000s)	Value (000s)
Aerospace - 1.1%
ADS Tactical, Inc. Tranche B 1LN, term loan 3 month U.S. LIBOR + 5.750% 6.75% 3/19/26 (a)(b)(c)	$14,284	$14,355
Gemini HDPE LLC Tranche B 1LN, term loan 3 month U.S. LIBOR + 3.000% 3.5% 12/31/27 (a)(b)(c)	4,390	4,388
Jazz Acquisition, Inc. 1LN, term loan 3 month U.S. LIBOR + 4.250% 4.34% 6/19/26 (a)(b)(c)	5,145	4,997
TransDigm, Inc.:
Tranche E 1LN, term loan 3 month U.S. LIBOR + 2.250% 2.337% 5/30/25 (a)(b)(c)	19,050	18,814
Tranche F 1LN, term loan 3 month U.S. LIBOR + 2.250% 2.337% 12/9/25 (a)(b)(c)	11,491	11,344
Tranche G 1LN, term loan 3 month U.S. LIBOR + 2.250% 2.337% 8/22/24 (a)(b)(c)	41,450	41,008
WP CPP Holdings LLC:
Tranche B 1LN, term loan 3 month U.S. LIBOR + 3.750% 4.75% 4/30/25 (a)(b)(c)	17,162	16,763
Tranche B 2LN, term loan 3 month U.S. LIBOR + 7.750% 8.75% 4/30/26 (a)(b)(c)	5,665	5,583

TOTAL AEROSPACE		117,252

Air Transportation - 1.7%
AAdvantage Loyalty IP Ltd. Tranche B 1LN, term loan 3 month U.S. LIBOR + 4.750% 5.5% 4/20/28 (a)(b)(c)	25,085	26,112
Air Canada Tranche B 1LN, term loan 1 month U.S. LIBOR + 3.500% 4.25% 8/11/28 (a)(b)(c)	22,500	22,720
Dynasty Acquisition Co., Inc.:
Tranche B 1LN, term loan 3 month U.S. LIBOR + 3.500% 3.6315% 4/8/26 (a)(b)(c)	10,531	10,277
Tranche B2 1LN, term loan 3 month U.S. LIBOR + 3.500% 3.6315% 4/4/26 (a)(b)(c)	5,662	5,525
Mileage Plus Holdings LLC Tranche B 1LN, term loan 3 month U.S. LIBOR + 5.250% 6.25% 7/2/27 (a)(b)(c)	27,230	28,983
SkyMiles IP Ltd. Tranche B 1LN, term loan 3 month U.S. LIBOR + 3.750% 4.75% 10/20/27 (a)(b)(c)	20,000	21,289
Transplace Holding, Inc. Tranche B 1LN, term loan 3 month U.S. LIBOR + 3.750% 4.75% 10/5/24 (a)(b)(c)	9,368	9,360
United Airlines, Inc. Tranche B 1LN, term loan 3 month U.S. LIBOR + 3.750% 4.5% 4/21/28 (a)(b)(c)	41,357	41,911
WestJet Airlines Ltd. 1LN, term loan 3 month U.S. LIBOR + 2.750% 4% 12/11/26 (a)(b)(c)	17,462	17,168

TOTAL AIR TRANSPORTATION		183,345

Automotive & Auto Parts - 1.1%
Adient U.S. LLC Tranche B 1LN, term loan 3 month U.S. LIBOR + 3.500% 3.587% 4/8/28 (a)(b)(c)	5,701	5,700
American Trailer World Corp. Tranche B 1LN, term loan 3 month U.S. LIBOR + 3.750% 4.5% 3/5/28 (a)(b)(c)	19,047	18,956
Clarios Global LP Tranche B 1LN, term loan 3 month U.S. LIBOR + 3.250% 3.337% 4/30/26 (a)(b)(c)	10,905	10,832
CWGS Group LLC Tranche B 1LN, term loan 1 month U.S. LIBOR + 2.500% 3.25% 6/3/28 (a)(b)(c)	19,608	19,507
Les Schwab Tire Centers Tranche B 1LN, term loan 3 month U.S. LIBOR + 3.250% 4% 11/2/27 (a)(b)(c)	14,079	14,052
Midas Intermediate Holdco II LLC Tranche B 1LN, term loan 3 month U.S. LIBOR + 7.750% 7.5% 12/16/25 (a)(b)(c)	17,640	17,261
Rough Country LLC Tranche B 1LN, term loan 1 month U.S. LIBOR + 3.500% 4.25% 7/28/28 (a)(b)(c)	15,495	15,485
Truck Hero, Inc. Tranche B 1LN, term loan 3 month U.S. LIBOR + 3.250% 4% 1/29/28 (a)(b)(c)	17,828	17,742

TOTAL AUTOMOTIVE & AUTO PARTS		119,535

Banks & Thrifts - 0.7%
Citadel Securities LP Tranche B 1LN, term loan 3 month U.S. LIBOR + 2.500% 2.587% 2/27/28 (a)(b)(c)	32,661	32,375
Deerfield Dakota Holding LLC Tranche B 1LN, term loan 3 month U.S. LIBOR + 3.750% 4.75% 4/9/27 (a)(b)(c)	12,823	12,847
Russell Investments U.S. Institutional Holdco, Inc. Tranche B 1LN, term loan 3 month U.S. LIBOR + 3.500% 4.5% 5/30/25 (a)(b)(c)	10,575	10,611
Superannuation & Investments U.S. LLC 1LN, term loan 1 month U.S. LIBOR + 3.750% 9/24/28 (b)(c)(d)(e)	6,580	6,572
Victory Capital Holdings, Inc. Tranche B 1LN, term loan 3 month U.S. LIBOR + 2.250% 2.3766% 7/1/26 (a)(b)(c)	3,025	3,011
Walker & Dunlop, Inc. Tranche B 1LN, term loan U.S. Secured Overnight Fin. Rate (SOFR) Indx + 2.350% 10/15/28 (b)(c)(d)(e)	6,775	6,758

TOTAL BANKS & THRIFTS		72,174

Broadcasting - 1.8%
AppLovin Corp.:
Tranche B 1LN, term loan 1 month U.S. LIBOR + 3.000% 10/21/28 (b)(c)(d)	12,235	12,204
Tranche B, term loan 3 month U.S. LIBOR + 3.250% 3.337% 8/15/25 (a)(b)(c)	39,522	39,374
Diamond Sports Group LLC Tranche B 1LN, term loan 3 month U.S. LIBOR + 3.250% 3.34% 8/24/26 (a)(b)(c)	59,206	31,083
Entercom Media Corp. Tranche B 2LN, term loan 3 month U.S. LIBOR + 2.500% 2.587% 11/17/24 (a)(b)(c)	10,461	10,369
Nexstar Broadcasting, Inc. Tranche B, term loan 3 month U.S. LIBOR + 2.500% 2.5824% 9/19/26 (a)(b)(c)	29,311	29,253
Sinclair Television Group, Inc. Tranche B 1LN, term loan:
3 month U.S. LIBOR + 2.500% 2.59% 9/30/26 (a)(b)(c)	5,315	5,223
3 month U.S. LIBOR + 3.000% 3.09% 4/1/28 (a)(b)(c)	2,993	2,948
Springer Nature Deutschland GmbH Tranche B18 1LN, term loan 3 month U.S. LIBOR + 3.000% 3.75% 8/14/26 (a)(b)(c)	11,742	11,725
Univision Communications, Inc.:
Tranche B 1LN, term loan:
1 month U.S. LIBOR + 3.250% 5/21/28 (b)(c)(d)	33,080	33,033
1 month U.S. LIBOR + 3.250% 4% 3/24/26 (a)(b)(c)	16,286	16,274
Tranche C 5LN, term loan 3 month U.S. LIBOR + 2.750% 3.75% 3/15/24 (a)(b)(c)	4,528	4,524

TOTAL BROADCASTING		196,010

Building Materials - 1.9%
Acproducts Holdings, Inc. Tranche B 1LN, term loan 1 month U.S. LIBOR + 4.250% 4.75% 5/17/28 (a)(b)(c)	29,336	29,245
APi Group DE, Inc. Tranche B 1LN, term loan:
1 month U.S. LIBOR + 2.750% 10/7/28 (b)(c)(d)	4,300	4,299
3 month U.S. LIBOR + 2.500% 2.587% 10/1/26 (a)(b)(c)	16,280	16,256
Beacon Roofing Supply, Inc. Tranche B 1LN, term loan 1 month U.S. LIBOR + 2.500% 2.337% 5/19/28 (a)(b)(c)	17,396	17,270
Core & Main LP Tranche B 1LN, term loan 1 month U.S. LIBOR + 2.500% 2.5878% 6/10/28 (a)(b)(c)	18,723	18,567
Gypsum Management & Supply, Inc. Tranche B 1LN, term loan 3 month U.S. LIBOR + 2.500% 2.587% 6/1/25 (a)(b)(c)	6,665	6,641
Hamilton Holdco LLC Tranche B 1LN, term loan 3 month U.S. LIBOR + 2.000% 2.14% 1/4/27 (a)(b)(c)	7,769	7,698
Ingersoll-Rand Services Co. Tranche B 1LN, term loan 3 month U.S. LIBOR + 1.750% 1.837% 2/28/27 (a)(b)(c)	17,922	17,659
Specialty Building Products Holdings LLC Tranche B 1LN, term loan 1 month U.S. LIBOR + 3.750% 10/15/28 (b)(c)(d)	9,130	9,093
SRS Distribution, Inc. Tranche B 1LN, term loan 1 month U.S. LIBOR + 3.750% 4.25% 6/4/28 (a)(b)(c)	37,562	37,551
Traverse Midstream Partners Ll Tranche B, term loan 3 month U.S. LIBOR + 5.500% 5.25% 9/27/24 (a)(b)(c)	11,001	10,985
USIC Holdings, Inc. Tranche B 1LN, term loan 1 month U.S. LIBOR + 3.500% 4.25% 5/7/28 (a)(b)(c)	11,545	11,527
Ventia Deco LLC Tranche B, term loan 3 month U.S. LIBOR + 4.000% 5% 5/21/26 (a)(b)(c)	1,939	1,945
White Capital Buyer LLC Tranche B 1LN, term loan 3 month U.S. LIBOR + 4.000% 4.5% 10/19/27 (a)(b)(c)	9,900	9,919

TOTAL BUILDING MATERIALS		198,655

Cable/Satellite TV - 2.8%
Charter Communication Operating LLC Tranche B2 1LN, term loan 3 month U.S. LIBOR + 1.750% 1.84% 2/1/27 (a)(b)(c)	92,677	91,997
Coral-U.S. Co.-Borrower LLC:
Tranche B, term loan 3 month U.S. LIBOR + 2.250% 2.337% 1/31/28 (a)(b)(c)	36,425	35,874
Tranche B6 1LN, term loan 1 month U.S. LIBOR + 3.000% 3.1351% 10/15/29 (a)(b)(c)	4,745	4,710
CSC Holdings LLC:
Tranche B 5LN, term loan 3 month U.S. LIBOR + 2.500% 2.5903% 4/15/27 (a)(b)(c)	22,475	21,997
Tranche B3 1LN, term loan 3 month U.S. LIBOR + 2.250% 2.3403% 1/15/26 (a)(b)(c)	26,714	26,147
DIRECTV Financing LLC 1LN, term loan 1 month U.S. LIBOR + 5.000% 5.75% 8/2/27 (a)(b)(c)	50,925	50,949
LCPR Loan Financing LLC 1LN, term loan 3 month U.S. LIBOR + 3.750% 3.8403% 9/25/28 (a)(b)(c)	7,670	7,674
Neptune Finco Corp. Tranche B, term loan 3 month U.S. LIBOR + 2.250% 2.3403% 7/17/25 (a)(b)(c)	23,061	22,506
Virgin Media Bristol LLC Tranche N, term loan 3 month U.S. LIBOR + 2.500% 2.5903% 1/31/28 (a)(b)(c)	16,750	16,564
WideOpenWest Finance LLC Tranche B, term loan 3 month U.S. LIBOR + 3.250% 4.25% 8/19/23 (a)(b)(c)	22,289	22,253

TOTAL CABLE/SATELLITE TV		300,671

Capital Goods - 1.2%
Ali Group North America Corp. Tranche B 1LN, term loan 3 month U.S. LIBOR + 2.000% 0% 10/12/28 (a)(c)	15,760	15,642
Altra Industrial Motion Corp. Tranche B 1LN, term loan 3 month U.S. LIBOR + 2.000% 2.087% 10/1/25 (a)(b)(c)	10,621	10,541
Columbus McKinnon Corp. Tranche B 1LN, term loan 1 month U.S. LIBOR + 2.750% 3.25% 5/14/28 (a)(b)(c)	5,302	5,295
CPM Holdings, Inc.:
2LN, term loan 3 month U.S. LIBOR + 8.250% 8.3324% 11/15/26 (a)(b)(c)	2,917	2,869
Tranche B 1LN, term loan 3 month U.S. LIBOR + 3.500% 3.5824% 11/15/25 (a)(b)(c)	8,912	8,852
Doosan Bobcat Tranche B 1LN, term loan 1 month U.S. LIBOR + 2.250% 2.3815% 5/18/24 (a)(b)(c)	8,741	8,728
Harsco Corp. Tranche B3 1LN, term loan 3 month U.S. LIBOR + 2.250% 2.75% 3/10/28 (a)(b)(c)	5,985	5,963
MHI Holdings LLC Tranche B 1LN, term loan 3 month U.S. LIBOR + 5.000% 5.087% 9/20/26 (a)(b)(c)	3,663	3,683
Resideo Funding, Inc. Tranche B 1LN, term loan 3 month U.S. LIBOR + 2.250% 2.75% 2/12/28 (a)(b)(c)	7,960	7,950
SRAM LLC. Tranche B 1LN, term loan 1 month U.S. LIBOR + 2.750% 3.25% 5/12/28 (a)(b)(c)	14,076	14,041
Standard Industries, Inc. Tranche B 1LN, term loan 1 month U.S. LIBOR + 2.500% 3% 9/22/28 (a)(b)(c)	34,860	34,810
TNT Crane & Rigging LLC 2LN, term loan 3 month U.S. LIBOR + 8.750% 9.75% 4/16/25 (a)(b)(c)(e)	3,768	3,618
Vertical U.S. Newco, Inc. Tranche B 1LN, term loan 1 month U.S. LIBOR + 3.500% 4% 7/31/27 (a)(b)(c)	9,566	9,577

TOTAL CAPITAL GOODS		131,569

Chemicals - 2.9%
Alpha 3 BV Tranche B 1LN, term loan 3 month U.S. LIBOR + 2.500% 3% 3/18/28 (a)(b)(c)	5,985	5,976
ARC Falcon I, Inc.:
Tranche B 1LN, term loan 1 month U.S. LIBOR + 3.750% 4.25% 9/30/28 (a)(b)(c)	13,137	13,107
Tranche B 2LN, term loan 1 month U.S. LIBOR + 7.000% 7.5% 9/22/29 (a)(b)(c)	3,385	3,351
Tranche DD 1LN, term loan 1 month U.S. LIBOR + 3.750% 9/30/28 (b)(c)(f)	1,918	1,913
Aruba Investment Holdings LLC:
2LN, term loan 3 month U.S. LIBOR + 7.750% 8.5% 11/24/28 (a)(b)(c)	2,135	2,140
Tranche B 1LN, term loan 3 month U.S. LIBOR + 4.000% 4.75% 11/24/27 (a)(b)(c)	7,880	7,890
ASP Chromaflo Dutch I BV Tranche B-2 1LN, term loan 3 month U.S. LIBOR + 3.500% 4.5% 11/18/23 (a)(b)(c)	3,516	3,516
ASP Chromaflo Intermediate Holdings, Inc. Tranche B 1LN, term loan 3 month U.S. LIBOR + 3.500% 4.5% 11/18/23 (a)(b)(c)	2,695	2,695
Cimpress U.S.A., Inc. Tranche B 1LN, term loan 1 month U.S. LIBOR + 3.500% 4% 5/17/28 (a)(b)(c)	10,838	10,841
Consolidated Energy Finance SA:
Tranche B 1LN, term loan 3 month U.S. LIBOR + 3.500% 4% 5/7/25 (a)(b)(c)(e)	11,751	11,457
Tranche B, term loan 3 month U.S. LIBOR + 2.500% 2.6573% 5/7/25 (a)(b)(c)	10,927	10,709
Element Solutions, Inc. Tranche B 1LN, term loan:
1 month U.S. LIBOR + 2.000% 1/31/26 (b)(c)(d)	6,375	6,359
3 month U.S. LIBOR + 2.000% 2.087% 1/31/26 (a)(b)(c)	6,871	6,854
GEON Performance Solutions LLC Tranche B 1LN, term loan 1 month U.S. LIBOR + 4.750% 5.5% 8/18/28 (a)(b)(c)	4,105	4,141
Groupe Solmax, Inc. Tranche B 1LN, term loan 3 month U.S. LIBOR + 4.750% 5.5% 6/24/28 (a)(b)(c)	12,045	12,045
Herens U.S. Holdco Corp. Tranche B 1LN, term loan 3 month U.S. LIBOR + 4.000% 4.75% 7/3/28 (a)(b)(c)	9,541	9,552
Hexion, Inc. Tranche B 1LN, term loan 3 month U.S. LIBOR + 3.500% 3.64% 7/1/26 (a)(b)(c)	7,141	7,129
ICP Group Tranche B 1LN, term loan 3 month U.S. LIBOR + 3.750% 4.5% 12/29/27 (a)(b)(c)	8,801	8,782
INEOS U.S. Petrochem LLC Tranche B 1LN, term loan 3 month U.S. LIBOR + 2.750% 3.25% 1/20/26 (a)(b)(c)	27,332	27,332
LSF11 Skyscraper HoldCo SARL Tranche B 1LN, term loan 3 month U.S. LIBOR + 3.500% 4.25% 9/30/27 (a)(b)(c)	11,741	11,763
Messer Industries U.S.A., Inc. Tranche B 1LN, term loan 3 month U.S. LIBOR + 2.500% 2.6315% 3/1/26 (a)(b)(c)	11,808	11,723
Olympus Water U.S. Holding Corp. Tranche B 1LN, term loan 1 month U.S. LIBOR + 3.750% 9/21/28 (b)(c)(d)	17,100	17,071
Oxea Corp. Tranche B2, term loan 3 month U.S. LIBOR + 3.250% 3.4375% 10/11/24 (a)(b)(c)	17,238	17,139
SCIH Salt Holdings, Inc. Tranche B 1LN, term loan 3 month U.S. LIBOR + 4.000% 4.75% 3/16/27 (a)(b)(c)	8,565	8,568
Starfruit U.S. Holdco LLC Tranche B, term loan 3 month U.S. LIBOR + 2.750% 2.8393% 10/1/25 (a)(b)(c)	39,796	39,472
The Chemours Co. LLC Tranche B 1LN, term loan 3 month U.S. LIBOR + 1.750% 1.84% 4/3/25 (a)(b)(c)	12,024	11,758
Trinseo Materials Operating SCA / Trinseo Materials Finance, Inc. Tranche B2 1LN, term loan 3 month U.S. LIBOR + 2.500% 2.587% 5/3/28 (a)(b)(c)	15,122	15,022
Valcour Packaging LLC:
2LN, term loan 1 month U.S. LIBOR + 7.000% 7.5% 10/4/29 (a)(b)(c)	1,570	1,570
Tranche B 1LN, term loan 1 month U.S. LIBOR + 3.750% 4.25% 10/4/28 (a)(b)(c)(e)	5,335	5,335
W.R. Grace Holding LLC Tranche B 1LN, term loan 1 month U.S. LIBOR + 3.750% 4.25% 9/22/28 (a)(b)(c)	17,715	17,755

TOTAL CHEMICALS		312,965

Conglomerates - 0.0%
TGP Holdings III LLC Tranche DD 1LN, term loan 1 month U.S. LIBOR + 3.500% 6/29/28 (b)(c)(f)	1,220	1,218
Consumer Products - 2.7%
BCPE Empire Holdings, Inc.:
1LN, term loan:
1 month U.S. LIBOR + 4.000% 4.5% 6/11/26 (a)(b)(c)	7,576	7,550
3 month U.S. LIBOR + 4.000% 4.087% 6/11/26 (a)(b)(c)	9,806	9,745
Tranche B 1LN, term loan 1 month U.S. LIBOR + 4.000% 4.5% 6/12/26 (a)(b)(c)	2,494	2,486
Tranche DD 1LN, term loan 1 month U.S. LIBOR + 4.000% 4.5% 6/11/26 (a)(b)(c)	3,924	3,910
Bombardier Recreational Products, Inc. Tranche B 1LN, term loan 3 month U.S. LIBOR + 2.000% 2.087% 5/23/27 (a)(b)(c)	12,609	12,435
CNT Holdings I Corp. Tranche B 1LN, term loan 3 month U.S. LIBOR + 3.750% 4.5% 11/8/27 (a)(b)(c)	21,378	21,404
Conair Holdings LLC Tranche B 1LN, term loan 1 month U.S. LIBOR + 3.750% 4.25% 5/17/28 (a)(b)(c)	16,705	16,698
Diamond BC BV Tranche B 1LN, term loan 1 month U.S. LIBOR + 3.000% 3.5% 9/29/28 (a)(b)(c)	15,075	15,034
Energizer Holdings, Inc. Tranche B 1LN, term loan 3 month U.S. LIBOR + 2.250% 2.75% 12/16/27 (a)(b)(c)	8,933	8,902
Hunter Fan Co. 1LN, term loan 3 month U.S. LIBOR + 5.000% 5.75% 5/7/28 (a)(b)(c)	13,397	13,325
Knowlton Development Corp., Inc. Tranche B 1LN, term loan 3 month U.S. LIBOR + 3.750% 3.837% 12/21/25 (a)(b)(c)	15,338	15,165
Kronos Acquisition Holdings, Inc. Tranche B 1LN, term loan 3 month U.S. LIBOR + 3.750% 4.25% 12/22/26 (a)(b)(c)	28,526	27,645
Mattress Firm, Inc. Tranche B 1LN, term loan 1 month U.S. LIBOR + 4.250% 5% 9/24/28 (a)(b)(c)	24,735	24,605
Michaels Companies, Inc. 1LN, term loan 3 month U.S. LIBOR + 4.250% 5% 4/15/28 (a)(b)(c)	33,716	33,652
Petco Health & Wellness Co., Inc. Tranche B 1LN, term loan 3 month U.S. LIBOR + 3.250% 4% 3/4/28 (a)(b)(c)	14,925	14,914
Rodan & Fields LLC Tranche B, term loan 3 month U.S. LIBOR + 4.000% 4.0903% 6/15/25 (a)(b)(c)	15,861	11,126
Runner Buyer, Inc. Tranche B 1LN, term loan 1 month U.S. LIBOR + 5.500% 10/8/28 (b)(c)(d)	9,260	9,191
Spectrum Brands Holdings, Inc. Tranche B 1LN, term loan 3 month U.S. LIBOR + 2.000% 2.5% 3/3/28 (a)(b)(c)	4,885	4,870
Sweetwater Borrower LLC Tranche B 1LN, term loan 3 month U.S. LIBOR + 4.750% 5.5% 8/5/28 (a)(b)(c)	8,605	8,583
TGP Holdings III LLC Tranche B 1LN, term loan 1 month U.S. LIBOR + 3.500% 4% 6/29/28 (a)(b)(c)	9,252	9,237
TKC Holdings, Inc. 1LN, term loan 1 month U.S. LIBOR + 5.500% 6.5% 5/3/28 (a)(b)(c)	11,696	11,652
Woof Holdings LLC:
Tranche B 1LN, term loan 3 month U.S. LIBOR + 3.750% 4.5% 12/21/27 (a)(b)(c)	8,164	8,169
Tranche B 2LN, term loan 3 month U.S. LIBOR + 7.250% 8% 12/21/28 (a)(b)(c)	2,135	2,150

TOTAL CONSUMER PRODUCTS		292,448

Containers - 2.7%
AOT Packaging Products AcquisitionCo LLC 1LN, term loan 3 month U.S. LIBOR + 3.250% 3.75% 3/3/28 (b)(c)	22,082	21,929
Berlin Packaging, LLC Tranche B 1LN, term loan:
1 month U.S. LIBOR + 3.750% 4.25% 3/11/28 (a)(b)(c)	8,500	8,502
3 month U.S. LIBOR + 3.250% 3.75% 3/11/28 (a)(b)(c)	21,393	21,270
Berry Global, Inc. Tranche Z 1LN, term loan 3 month U.S. LIBOR + 1.750% 1.836% 7/1/26 (a)(b)(c)	32,835	32,605
BWAY Holding Co. Tranche B, term loan 3 month U.S. LIBOR + 3.250% 3.337% 4/3/24 (a)(b)(c)	4,953	4,818
Canister International Group, Inc. 1LN, term loan 3 month U.S. LIBOR + 4.750% 4.837% 12/21/26 (a)(b)(c)	5,910	5,914
Charter NEX U.S., Inc. 1LN, term loan 1 month U.S. LIBOR + 3.750% 4.5% 12/1/27 (a)(b)(c)	11,960	11,988
Flex Acquisition Co., Inc. Tranche B 1LN, term loan:
3 month U.S. LIBOR + 3.000% 3.1309% 6/29/25 (a)(b)(c)	31,155	30,899
3 month U.S. LIBOR + 3.500% 4% 3/2/28 (a)(b)(c)	25,812	25,733
Graham Packaging Co., Inc. Tranche B 1LN, term loan 3 month U.S. LIBOR + 3.000% 3.75% 8/4/27 (a)(b)(c)	18,764	18,713
Kloeckner Pentaplast of America, Inc. Tranche B 1LN, term loan 3 month U.S. LIBOR + 4.750% 5.25% 2/12/26 (a)(b)(c)	8,980	8,927
Pixelle Specialty Solutions LLC Tranche B 1LN, term loan 3 month U.S. LIBOR + 6.500% 7.5% 10/31/24 (a)(b)(c)	8,600	8,575
Pregis TopCo Corp. 1LN, term loan:
1 month U.S. LIBOR + 4.000% 4.5% 8/1/26 (a)(b)(c)	2,000	2,004
3 month U.S. LIBOR + 4.000% 4.087% 7/31/26 (a)(b)(c)	9,825	9,840
Printpack Holdings, Inc. Tranche B, term loan 3 month U.S. LIBOR + 3.000% 4% 7/26/23 (a)(b)(c)	1,298	1,292
Proampac PG Borrower LLC Tranche B 1LN, term loan 3 month U.S. LIBOR + 3.750% 4.5% 11/18/25 (a)(b)(c)	4,207	4,207
Reynolds Consumer Products LLC Tranche B 1LN, term loan 3 month U.S. LIBOR + 1.750% 1.837% 1/30/27 (a)(b)(c)	18,757	18,668
Reynolds Group Holdings, Inc. Tranche B 1LN, term loan:
1 month U.S. LIBOR + 3.500% 4% 9/24/28 (a)(b)(c)	10,715	10,691
3 month U.S. LIBOR + 3.250% 3.337% 2/5/26 (a)(b)(c)	17,865	17,741
Ring Container Technologies Group LLC Tranche B 1LN, term loan 1 month U.S. LIBOR + 3.750% 4.25% 8/12/28 (a)(b)(c)	14,310	14,335
Trident Holdings, Inc.:
1LN, term loan 1 month U.S. LIBOR + 4.000% 4.5% 9/17/28 (a)(b)(c)	7,006	7,016
Tranche DD 1LN, term loan 1 month U.S. LIBOR + 4.000% 1.8135% 7/29/28 (a)(b)(c)(f)	994	995

TOTAL CONTAINERS		286,662

Diversified Financial Services - 2.2%
ACNR Holdings, Inc. term loan 17% 9/21/27 (a)(c)(e)	15,071	15,373
AlixPartners LLP Tranche B 1LN, term loan 3 month U.S. LIBOR + 2.750% 3.25% 2/4/28 (a)(b)(c)	14,816	14,760
Armor Holdco, Inc. Tranche B 1LN, term loan 1 month U.S. LIBOR + 4.500% 10/29/28 (b)(c)(d)(e)	10,560	10,560
Avolon TLB Borrower 1 (U.S.) LLC Tranche B3 1LN, term loan 3 month U.S. LIBOR + 1.750% 2.5% 1/15/25 (a)(b)(c)	775	774
AVSC Holding Corp.:
Tranche B 1LN, term loan 3 month U.S. LIBOR + 3.500% 4.5% 3/1/25 (a)(b)(c)	15,736	14,196
Tranche B2 1LN, term loan 3 month U.S. LIBOR + 5.500% 6.5% 10/15/26 (a)(b)(c)	6,156	5,750
BCP Renaissance Parent LLC Tranche B, term loan 3 month U.S. LIBOR + 3.500% 4.5% 10/31/24 (a)(b)(c)	7,063	7,037
Broadstreet Partners, Inc. Tranche B 1LN, term loan 1 month U.S. LIBOR + 3.500% 3.75% 9/16/28 (a)(b)(c)	6,645	6,603
Finco I LLC Tranche B 1LN, term loan 3 month U.S. LIBOR + 2.500% 2.587% 6/27/25 (a)(b)(c)	2,470	2,460
Fleetcor Technologies Operating Co. LLC Tranche B 1LN, term loan 3 month U.S. LIBOR + 1.750% 1.837% 4/22/28 (a)(b)(c)	10,788	10,753
Fly Funding II SARL Tranche B 1LN, term loan 3 month U.S. LIBOR + 1.750% 1.88% 8/9/25 (a)(b)(c)	20,045	19,650
Focus Financial Partners LLC:
Tranche B 1LN, term loan 1 month U.S. LIBOR + 2.500% 3% 6/24/28 (a)(b)(c)	11,529	11,468
Tranche B-DD 1LN, term loan 1 month U.S. LIBOR + 2.500% 6/30/28 (b)(c)(f)	2,667	2,653
Tranche B3 1LN, term loan 3 month U.S. LIBOR + 2.000% 2.087% 7/3/24 (a)(b)(c)	4,862	4,831
GT Polaris, Inc. Tranche B 1LN, term loan 3 month U.S. LIBOR + 3.750% 4.5% 9/24/27 (a)(b)(c)	8,823	8,834
HarbourVest Partners LLC Tranche B 1LN, term loan 3 month U.S. LIBOR + 2.250% 2.3738% 3/1/25 (a)(b)(c)	18,559	18,472
Hightower Holding LLC:
Tranche B 1LN, term loan 3 month U.S. LIBOR + 4.000% 4.75% 4/21/28 (a)(b)(c)	4,000	4,000
Tranche DD 1LN, term loan 3 month U.S. LIBOR + 1.500% 4/21/28 (b)(c)(f)	1,000	1,000
Kingpin Intermediate Holdings LLC Tranche B 1LN, term loan 3 month U.S. LIBOR + 3.500% 4.5% 7/3/24 (a)(b)(c)	5,297	5,276
Paysafe Holdings U.S. Corp. Tranche B 1LN, term loan 1 month U.S. LIBOR + 2.750% 3.25% 6/10/28 (a)(b)(c)	6,920	6,879
Recess Holdings, Inc. Tranche B, term loan 3 month U.S. LIBOR + 3.750% 4.75% 9/29/24 (a)(b)(c)	5,515	5,499
RPI Intermediate Finance Trust Tranche B 1LN, term loan 3 month U.S. LIBOR + 1.750% 1.837% 2/11/27 (a)(b)(c)	30,193	30,088
TransUnion LLC Tranche B5 1LN, term loan 3 month U.S. LIBOR + 1.750% 1.837% 11/16/26 (a)(b)(c)	23,512	23,351
UFC Holdings LLC Tranche B 1LN, term loan 3 month U.S. LIBOR + 2.750% 4/29/26 (b)(c)(d)	10,120	10,057

TOTAL DIVERSIFIED FINANCIAL SERVICES		240,324

Diversified Media - 1.2%
Advantage Sales & Marketing, Inc. Tranche B 1LN, term loan 3 month U.S. LIBOR + 5.250% 6% 10/28/27 (a)(b)(c)	26,807	26,953
Allen Media LLC Tranche B 1LN, term loan 3 month U.S. LIBOR + 5.500% 5.6315% 2/10/27 (a)(b)(c)	41,174	41,140
Terrier Media Buyer, Inc. Tranche B 1LN, term loan 3 month U.S. LIBOR + 3.500% 3.587% 12/17/26 (a)(b)(c)	56,244	56,004

TOTAL DIVERSIFIED MEDIA		124,097

Energy - 3.5%
Apro LLC Tranche B 1LN, term loan 1 month U.S. LIBOR + 3.750% 4.5% 11/14/26 (a)(b)(c)	15,034	15,034
Array Technologies, Inc. Tranche B 1LN, term loan 3 month U.S. LIBOR + 3.250% 3.75% 10/14/27 (a)(b)(c)	21,278	21,207
BCP Raptor II LLC Tranche B, term loan 3 month U.S. LIBOR + 4.750% 4.837% 11/3/25 (a)(b)(c)	19,673	19,667
BCP Raptor LLC Tranche B, term loan 3 month U.S. LIBOR + 4.250% 5.25% 6/24/24 (a)(b)(c)	19,535	19,546
Brazos Delaware II LLC Tranche B, term loan 3 month U.S. LIBOR + 4.000% 4.0856% 5/21/25 (a)(b)(c)	2,340	2,301
BW Gas & Convenience Holdings LLC Tranche B 1LN, term loan 3 month U.S. LIBOR + 3.500% 4% 3/17/28 (a)(b)(c)(e)	7,461	7,480
ChampionX Holding, Inc. Tranche B 1LN, term loan 3 month U.S. LIBOR + 5.000% 6% 6/3/27 (a)(b)(c)	5,625	5,708
Citgo Holding, Inc. Tranche B 1LN, term loan 3 month U.S. LIBOR + 7.000% 8% 8/1/23 (a)(b)(c)	12,025	11,964
Citgo Petroleum Corp. Tranche B 1LN, term loan 3 month U.S. LIBOR + 6.250% 7.25% 3/28/24 (a)(b)(c)	24,974	24,979
CQP Holdco LP / BIP-V Chinook Holdco LLC Tranche B 1LN, term loan 1 month U.S. LIBOR + 3.750% 4.25% 6/4/28 (a)(b)(c)	74,408	74,315
EG America LLC Tranche B 1LN, term loan:
3 month U.S. LIBOR + 4.000% 4.1315% 2/6/25 (a)(b)(c)	15,209	15,145
3 month U.S. LIBOR + 4.250% 4.75% 3/10/26 (a)(b)(c)	10,376	10,360
EG Finco Ltd. Tranche B, term loan 3 month U.S. LIBOR + 4.000% 4.1315% 2/6/25 (a)(b)(c)	4,824	4,804
Epic Crude Services LP Tranche B 1LN, term loan 3 month U.S. LIBOR + 5.000% 5.1208% 3/1/26 (a)(b)(c)	15,509	11,884
Esdec Solar Group BV Tranche B 1LN, term loan 1 month U.S. LIBOR + 5.000% 5.75% 8/27/28 (a)(b)(c)(e)	17,505	17,593
GIP II Blue Holding LP Tranche B 1LN, term loan 1 month U.S. LIBOR + 4.500% 5.5% 9/29/28 (a)(b)(c)	19,705	19,742
GIP III Stetson I LP Tranche B, term loan 3 month U.S. LIBOR + 4.250% 4.337% 7/18/25 (a)(b)(c)	25,667	24,711
Granite Acquisition, Inc. Tranche B 1LN, term loan 3 month U.S. LIBOR + 2.750% 3.25% 3/25/28 (a)(b)(c)	14,608	14,608
Gulf Finance LLC Tranche B 1LN, term loan 3 month U.S. LIBOR + 5.250% 6.25% 8/25/23 (a)(b)(c)	6,185	5,935
Hamilton Projs. Acquiror LLC Tranche B 1LN, term loan 3 month U.S. LIBOR + 4.750% 5.75% 6/17/27 (a)(b)(c)	9,623	9,619
ITT Holdings LLC Tranche B 1LN, term loan 1 month U.S. LIBOR + 2.750% 3.25% 7/30/28 (a)(b)(c)	16,640	16,564
Matador Bidco SARL Tranche B 1LN, term loan 3 month U.S. LIBOR + 4.750% 4.8341% 10/15/26 (a)(b)(c)	0	0
Natgasoline LLC Tranche B, term loan 3 month U.S. LIBOR + 3.500% 3.625% 11/14/25 (a)(b)(c)	11,785	11,755
WaterBridge Operating LLC Tranche B 1LN, term loan 3 month U.S. LIBOR + 5.750% 6.75% 6/21/26 (a)(b)(c)	6,988	6,832

TOTAL ENERGY		371,753

Entertainment/Film - 0.2%
AP Core Holdings II LLC:
Tranche B1 1LN, term loan 1 month U.S. LIBOR + 5.500% 6.25% 9/1/27 (a)(b)(c)	14,010	14,041
Tranche B2 1LN, term loan 1 month U.S. LIBOR + 5.500% 6.25% 9/1/27 (a)(b)(c)	10,750	10,768
SMG U.S. Midco 2, Inc. 1LN, term loan 3 month U.S. LIBOR + 2.500% 2.6166% 1/23/25 (a)(b)(c)	1,513	1,477

TOTAL ENTERTAINMENT/FILM		26,286

Environmental - 0.5%
Clean Harbors, Inc. Tranche B 1LN, term loan 1 month U.S. LIBOR + 2.000% 2.087% 10/8/28 (a)(b)(c)	13,660	13,652
Madison IAQ LLC Tranche B 1LN, term loan 1 month U.S. LIBOR + 3.250% 3.75% 6/21/28 (a)(b)(c)	29,865	29,790
The Brickman Group, Ltd. Tranche B, term loan 3 month U.S. LIBOR + 2.500% 2.625% 8/15/25 (a)(b)(c)	4,200	4,177
WTG Holdings III Corp. Tranche B 1LN, term loan 3 month U.S. LIBOR + 2.500% 2.625% 4/1/28 (a)(b)(c)	4,768	4,731

TOTAL ENVIRONMENTAL		52,350

Food & Drug Retail - 1.2%
8th Avenue Food & Provisions, Inc. Tranche B 1LN, term loan 1 month U.S. LIBOR + 4.750% 5.5% 10/1/25 (a)(b)(c)	4,635	4,623
Froneri U.S., Inc. Tranche B 1LN, term loan 3 month U.S. LIBOR + 2.250% 2.337% 1/29/27 (a)(b)(c)	22,160	21,830
GOBP Holdings, Inc. Tranche B 1LN, term loan 3 month U.S. LIBOR + 2.750% 2.837% 10/22/25 (a)(b)(c)	3,070	3,065
JBS U.S.A. Lux SA Tranche B 1LN, term loan 3 month U.S. LIBOR + 2.000% 2.087% 5/1/26 (a)(b)(c)	38,715	38,548
JP Intermediate B LLC Tranche B, term loan 3 month U.S. LIBOR + 5.500% 6.5% 11/20/25 (a)(b)(c)	22,450	20,766
PetIQ, Inc. Tranche B 1LN, term loan 3 month U.S. LIBOR + 4.250% 4.75% 4/7/28 (a)(b)(c)	14,419	14,311
Primary Products Finance LLC 1LN, term loan 1 month U.S. LIBOR + 4.000% 10/25/28 (b)(c)(d)	21,055	21,121

TOTAL FOOD & DRUG RETAIL		124,264

Food/Beverage/Tobacco - 1.2%
8th Avenue Food & Provisions, Inc.:
2LN, term loan 3 month U.S. LIBOR + 7.750% 7.8378% 10/1/26 (a)(b)(c)	2,240	2,216
Tranche B 1LN, term loan 3 month U.S. LIBOR + 3.750% 3.8378% 10/1/25 (a)(b)(c)	5,996	5,963
Atkins Nutritional Holdings II, Inc. Tranche B 1LN, term loan 3 month U.S. LIBOR + 3.750% 4.75% 7/7/24 (a)(b)(c)	3,482	3,497
BellRing Brands LLC Tranche B 1LN, term loan 3 month U.S. LIBOR + 4.000% 4.75% 10/21/24 (a)(b)(c)	6,971	6,994
Chobani LLC Tranche B 1LN, term loan 3 month U.S. LIBOR + 3.500% 4.5% 10/23/27 (a)(b)(c)	16,835	16,838
City Brewing Co. LLC Tranche B 1LN, term loan 3 month U.S. LIBOR + 3.500% 4.25% 4/5/28 (a)(b)(c)	18,750	18,527
Shearer's Foods, Inc. Tranche B 1LN, term loan 3 month U.S. LIBOR + 3.500% 4.25% 9/23/27 (a)(b)(c)	3,531	3,527
Triton Water Holdings, Inc. Tranche B 1LN, term loan 3 month U.S. LIBOR + 3.500% 4% 3/31/28 (a)(b)(c)	40,489	40,410
U.S. Foods, Inc.:
1LN, term loan 3 month U.S. LIBOR + 2.000% 2.087% 9/13/26 (a)(b)(c)	10,622	10,423
Tranche B, term loan 3 month U.S. LIBOR + 1.750% 1.837% 6/27/23 (a)(b)(c)	22,132	21,981

TOTAL FOOD/BEVERAGE/TOBACCO		130,376

Gaming - 4.6%
Aristocrat International Pty Ltd.:
Tranche B 1LN, term loan 3 month U.S. LIBOR + 3.750% 4.75% 10/19/24 (a)(b)(c)	4,123	4,128
Tranche B 3LN, term loan 3 month U.S. LIBOR + 1.750% 1.8815% 10/19/24 (a)(b)(c)	4,784	4,749
Bally's Corp. Tranche B 1LN, term loan 1 month U.S. LIBOR + 3.250% 3.75% 8/6/28 (a)(b)(c)	44,425	44,369
Boyd Gaming Corp. Tranche B 1LN, term loan 3 month U.S. LIBOR + 2.250% 2.3238% 9/15/23 (a)(b)(c)	12,662	12,639
Caesars Resort Collection LLC:
Tranche B 1LN, term loan 3 month U.S. LIBOR + 2.750% 2.837% 12/22/24 (a)(b)(c)	113,211	112,633
Tranche B 1LN, term loan 3 month U.S. LIBOR + 3.500% 3.587% 7/20/25 (a)(b)(c)	35,640	35,661
Churchill Downs, Inc. Tranche B 1LN, term loan 3 month U.S. LIBOR + 2.000% 2.09% 3/17/28 (a)(b)(c)	8,607	8,521
Cypress Intermediate Holdings, Inc. Tranche B 1LN, term loan 1 month U.S. LIBOR + 2.500% 3% 9/21/28 (a)(b)(c)	5,081	5,064
Golden Entertainment, Inc. Tranche B, term loan 3 month U.S. LIBOR + 3.000% 3.75% 10/20/24 (a)(b)(c)	45,216	45,122
Golden Nugget LLC Tranche B 1LN, term loan 3 month U.S. LIBOR + 2.500% 3.25% 10/4/23 (a)(b)(c)	73,255	72,849
GVC Holdings Gibraltar Ltd. Tranche B4 1LN, term loan 1 month U.S. LIBOR + 2.500% 3% 3/16/27 (a)(b)(c)	13,117	13,082
J&J Ventures Gaming LLC 1LN, term loan 3 month U.S. LIBOR + 4.000% 4.75% 4/26/28 (a)(b)(c)	12,440	12,471
PCI Gaming Authority 1LN, term loan 3 month U.S. LIBOR + 2.500% 2.587% 5/29/26 (a)(b)(c)	7,964	7,926
Penn National Gaming, Inc. Tranche B, term loan 3 month U.S. LIBOR + 2.250% 3% 10/15/25 (a)(b)(c)	10,996	10,973
Playtika Holding Corp. Tranche B 1LN, term loan 3 month U.S. LIBOR + 2.750% 2.837% 3/11/28 (a)(b)(c)	18,199	18,159
Scientific Games Corp. Tranche B 5LN, term loan 3 month U.S. LIBOR + 2.750% 2.837% 8/14/24 (a)(b)(c)	10,157	10,110
Stars Group Holdings BV Tranche B 1LN, term loan 1 month U.S. LIBOR + 2.250% 2.3818% 7/16/26 (a)(b)(c)	40,565	40,405
Station Casinos LLC Tranche B 1LN, term loan 3 month U.S. LIBOR + 2.250% 2.5% 2/7/27 (a)(b)(c)	35,445	35,075

TOTAL GAMING		493,936

Healthcare - 7.0%
AHP Health Partners, Inc. Tranche B 1LN, term loan 1 month U.S. LIBOR + 3.500% 4% 8/23/28 (a)(b)(c)	10,515	10,545
Avantor Funding, Inc. Tranche B5 1LN, term loan 1 month U.S. LIBOR + 2.250% 2.75% 11/6/27 (a)(b)(c)	24,742	24,722
Aveanna Healthcare LLC:
Tranche B 1LN, term loan 1 month U.S. LIBOR + 3.750% 4.25% 7/17/28 (a)(b)(c)	6,020	6,004
Tranche B-DD 1LN, term loan 1 month U.S. LIBOR + 3.750% 7/17/28 (b)(c)(d)	1,400	1,396
Confluent Health LLC:
Tranche B 1LN, term loan 1 month U.S. LIBOR + 4.000% 10/28/28 (b)(c)(d)(e)	10,860	10,832
Tranche DD 1LN, term loan 1 month U.S. LIBOR + 4.000% 10/28/28 (b)(c)(d)(e)	2,335	2,330
Curia Global, Inc. Tranche B 1LN, term loan 3 month U.S. LIBOR + 3.750% 4.5% 8/30/26 (a)(b)(c)	8,673	8,676
Da Vinci Purchaser Corp. Tranche B 1LN, term loan 3 month U.S. LIBOR + 4.000% 5% 12/13/26 (a)(b)(c)	28,039	28,161
Elanco Animal Health, Inc. Tranche B 1LN, term loan 3 month U.S. LIBOR + 1.750% 1.8324% 8/1/27 (a)(b)(c)	47,576	47,151
Electron BidCo, Inc. Tranche B 1LN, term loan 1 month U.S. LIBOR + 3.250% 10/29/28 (b)(c)(d)	12,190	12,175
Gainwell Acquisition Corp. Tranche B 1LN, term loan 3 month U.S. LIBOR + 4.000% 4.75% 10/1/27 (a)(b)(c)	56,826	56,923
HAH Group Holding Co. LLC:
1LN, term loan 3 month U.S. LIBOR + 5.000% 6% 10/29/27 (a)(b)(c)	3,503	3,503
Tranche DD 1LN, term loan 3 month U.S. LIBOR + 5.000% 6% 10/29/27 (a)(b)(c)	444	444
Horizon Pharma U.S.A., Inc. Tranche B 1LN, term loan 3 month U.S. LIBOR + 2.000% 2.5% 3/15/28 (a)(b)(c)	23,034	22,973
Insulet Corp. Tranche B 1LN, term loan 1 month U.S. LIBOR + 3.250% 3.75% 5/4/28 (a)(b)(c)	26,050	26,074
Jazz Financing Lux SARL Tranche B 1LN, term loan 1 month U.S. LIBOR + 3.500% 4% 5/5/28 (a)(b)(c)	38,593	38,642
Mamba Purchaser, Inc.:
2LN, term loan 1 month U.S. LIBOR + 6.500% 7% 10/14/29 (a)(b)(c)	2,195	2,209
Tranche B 1LN, term loan 1 month U.S. LIBOR + 3.750% 4.25% 10/14/28 (a)(b)(c)	7,365	7,377
Maravai Intermediate Holdings LLC Tranche B 1LN, term loan 3 month U.S. LIBOR + 3.750% 4.75% 10/19/27 (a)(b)(c)	14,870	14,898
MED ParentCo LP 1LN, term loan 3 month U.S. LIBOR + 4.250% 4.337% 8/31/26 (a)(b)(c)	10,589	10,557
Mozart Borrower LP Tranche B 1LN, term loan 1 month U.S. LIBOR + 3.250% 3.75% 9/30/28 (a)(b)(c)	85,235	85,319
National Mentor Holdings, Inc.:
Tranche B 1LN, term loan 3 month U.S. LIBOR + 3.750% 4.5% 3/2/28 (a)(b)(c)	7,083	7,035
Tranche C 1LN, term loan 3 month U.S. LIBOR + 3.750% 4.5% 3/2/28 (a)(b)(c)	225	223
Tranche DD 1LN, term loan 3 month U.S. LIBOR + 1.500% 3.75% 3/2/28 (a)(b)(c)(f)	369	367
Organon & Co. Tranche B 1LN, term loan 3 month U.S. LIBOR + 3.000% 3.5% 6/2/28 (a)(b)(c)	49,875	49,969
Ortho-Clinical Diagnostics, Inc. Tranche B 1LN, term loan 3 month U.S. LIBOR + 3.000% 3.0803% 6/30/25 (a)(b)(c)	238	238
Packaging Coordinators Midco, Inc. Tranche B 1LN, term loan 3 month U.S. LIBOR + 3.500% 4.25% 11/30/27 (a)(b)(c)	9,497	9,507
Pathway Vet Alliance LLC Tranche B 1LN, term loan 3 month U.S. LIBOR + 3.750% 3.837% 3/31/27 (a)(b)(c)	27,866	27,715
Phoenix Newco, Inc. Tranche B 1LN, term loan 1 month U.S. LIBOR + 3.500% 8/10/28 (b)(c)(d)	51,795	51,831
PPD, Inc. Tranche B 1LN, term loan 3 month U.S. LIBOR + 2.000% 2.5% 1/13/28 (a)(b)(c)	19,900	19,853
PRA Health Sciences, Inc. Tranche B 1LN, term loan 1 month U.S. LIBOR + 2.500% 3% 7/1/28 (a)(b)(c)	14,787	14,785
Project Ruby Ultimate Parent Corp. Tranche B 1LN, term loan 3 month U.S. LIBOR + 3.250% 4% 3/10/28 (a)(b)(c)	9,189	9,175
Radiology Partners, Inc. Tranche B 1LN, term loan 3 month U.S. LIBOR + 4.250% 4.3348% 7/9/25 (a)(b)(c)	16,200	16,173
RadNet Management, Inc. Tranche B 1LN, term loan 3 month U.S. LIBOR + 3.000% 3.7538% 4/23/28 (a)(b)(c)	6,459	6,444
Surgery Center Holdings, Inc. Tranche B 1LN, term loan 1 month U.S. LIBOR + 3.750% 4.5% 8/31/26 (a)(b)(c)	2,985	2,990
U.S. Anesthesia Partners, Inc.:
2LN, term loan 1 month U.S. LIBOR + 7.500% 10/1/29 (b)(c)(d)	2,820	2,820
Tranche B 1LN, term loan 1 month U.S. LIBOR + 4.250% 4.75% 10/1/28 (a)(b)(c)	20,615	20,592
U.S. Radiology Specialists, Inc. Tranche B 1LN, term loan 3 month U.S. LIBOR + 5.500% 6.25% 12/15/27 (a)(b)(c)	7,022	7,039
U.S. Renal Care, Inc. Tranche B 1LN, term loan:
1 month U.S. LIBOR + 5.500% 6.5% 6/26/26 (a)(b)(c)	6,385	6,381
3 month U.S. LIBOR + 5.000% 5.125% 6/13/26 (a)(b)(c)	44,965	44,639
Upstream Newco, Inc. 1LN, term loan 1 month U.S. LIBOR + 4.250% 4.337% 11/20/26 (a)(b)(c)	8,068	8,055
Valeant Pharmaceuticals International, Inc.:
Tranche B 2LN, term loan 3 month U.S. LIBOR + 2.750% 2.837% 11/27/25 (a)(b)(c)	19,973	19,908
Tranche B, term loan 3 month U.S. LIBOR + 3.000% 3.087% 6/1/25 (a)(b)(c)	7,847	7,827

TOTAL HEALTHCARE		754,477

Homebuilders/Real Estate - 0.8%
Baldwin Risk Partners LLC Tranche B 1LN, term loan 1 month U.S. LIBOR + 3.500% 4% 10/14/27 (a)(b)(c)	3,092	3,081
DTZ U.S. Borrower LLC Tranche B 1LN, term loan 3 month U.S. LIBOR + 2.750% 2.837% 8/21/25 (a)(b)(c)	37,889	37,597
iStar Financial, Inc. Tranche B 1LN, term loan 3 month U.S. LIBOR + 2.750% 2.8328% 6/28/23 (a)(b)(c)	8,524	8,503
Landry's Finance Acquisition Co. Tranche B 1LN, term loan 3 month U.S. LIBOR + 12.000% 13% 10/4/23 (a)(b)(c)	4,975	5,348
Lightstone Holdco LLC:
Tranche B 1LN, term loan 3 month U.S. LIBOR + 3.750% 4.75% 1/30/24 (a)(b)(c)	16,448	14,467
Tranche C 1LN, term loan 3 month U.S. LIBOR + 3.750% 4.75% 1/30/24 (a)(b)(c)	928	816
Ryan Specialty Group LLC Tranche B 1LN, term loan 3 month U.S. LIBOR + 3.000% 3.75% 9/1/27 (a)(b)(c)	19,148	19,153

TOTAL HOMEBUILDERS/REAL ESTATE		88,965

Hotels - 2.5%
Aimbridge Acquisition Co., Inc.:
Tranche B 1LN, term loan 3 month U.S. LIBOR + 4.750% 5.5% 2/1/26 (a)(b)(c)	4,297	4,275
Tranche B, term loan 3 month U.S. LIBOR + 3.750% 3.837% 2/1/26 (a)(b)(c)	4,224	4,118
ASP LS Acquisition Corp. Tranche B 1LN, term loan 3 month U.S. LIBOR + 4.500% 5.25% 4/30/28 (a)(b)(c)	12,780	12,788
BRE/Everbright M6 Borrower LLC Tranche B 1LN, term loan 1 month U.S. LIBOR + 5.000% 5.75% 9/9/26 (a)(b)(c)	10,990	10,990
Carnival Finance LLC Tranche B 1LN, term loan:
1 month U.S. LIBOR + 3.250% 4% 10/18/28 (a)(b)(c)	21,395	21,368
3 month U.S. LIBOR + 3.000% 3.75% 6/30/25 (a)(b)(c)	19,032	18,996
Four Seasons Holdings, Inc. Tranche B, term loan 3 month U.S. LIBOR + 2.000% 2.087% 11/30/23 (a)(b)(c)	27,691	27,625
Hilton Grand Vacations Borrower LLC Tranche B 1LN, term loan 1 month U.S. LIBOR + 3.000% 3.5% 8/2/28 (a)(b)(c)	47,358	47,440
Hilton Worldwide Finance LLC Tranche B 1LN, term loan 3 month U.S. LIBOR + 1.750% 1.8393% 6/21/26 (a)(b)(c)	21,135	20,967
Marriott Ownership Resorts, Inc. Tranche B 1LN, term loan 3 month U.S. LIBOR + 1.750% 1.837% 8/31/25 (a)(b)(c)	27,581	27,050
Oravel Stays Singapore Pte Ltd. Tranche B 1LN, term loan 1 month U.S. LIBOR + 8.250% 9% 6/23/26 (a)(b)(c)	7,935	8,491
Raptor Acquisition Corp. Tranche B 1LN, term loan 1 month U.S. LIBOR + 4.000% 4.75% 11/1/26 (a)(b)(c)	12,520	12,576
Travelport Finance Luxembourg SARL 1LN, term loan:
3 month U.S. LIBOR + 2.500% 9.75% 2/28/25 (a)(b)(c)	17,459	18,064
3 month U.S. LIBOR + 6.750% 6.8815% 5/30/26 (a)(b)(c)	23,195	20,295
Wyndham Hotels & Resorts, Inc. Tranche B, term loan 3 month U.S. LIBOR + 1.750% 1.837% 5/30/25 (a)(b)(c)	15,443	15,330

TOTAL HOTELS		270,373

Insurance - 4.9%
Acrisure LLC:
Tranche B 1LN, term loan 3 month U.S. LIBOR + 3.500% 3.6315% 2/13/27 (a)(b)(c)	50,365	49,660
Tranche B-2 1LN, term loan 1 month U.S. LIBOR + 3.750% 4.25% 2/15/27 (a)(b)(c)	12,000	11,950
Alliant Holdings Intermediate LLC:
Tranche B, term loan 3 month U.S. LIBOR + 3.250% 3.337% 5/10/25 (a)(b)(c)	21,522	21,327
Tranche B-2 1LN, term loan 3 month U.S. LIBOR + 3.250% 3.337% 5/9/25 (a)(b)(c)	2,444	2,422
Tranche B3 1LN, term loan:
1 month U.S. LIBOR + 3.500% 11/6/27 (b)(c)(d)	35,094	35,006
3 month U.S. LIBOR + 3.750% 4.25% 11/5/27 (a)(b)(c)	21,793	21,749
AmeriLife Holdings LLC:
Tranche B 1LN, term loan:
3 month U.S. LIBOR + 4.000% 4.0841% 3/18/27 (a)(b)(c)	14,302	14,273
3 month U.S. LIBOR + 4.000% 4.75% 3/18/27 (a)(b)(c)(e)	2,797	2,790
Tranche B 2LN, term loan 3 month U.S. LIBOR + 8.500% 9.5% 3/18/28 (a)(b)(c)(e)	2,330	2,330
AmWINS Group, Inc. Tranche B 1LN, term loan 3 month U.S. LIBOR + 2.250% 3% 2/19/28 (a)(b)(c)	24,471	24,286
AssuredPartners, Inc. Tranche B 1LN, term loan:
1 month U.S. LIBOR + 3.500% 4% 2/13/27 (a)(b)(c)	753	750
3 month U.S. LIBOR + 3.500% 3.587% 2/13/27 (a)(b)(c)	18,408	18,275
Asurion LLC:
Tranche B 6LN, term loan 3 month U.S. LIBOR + 3.000% 3.212% 11/3/23 (a)(b)(c)	21,398	21,340
Tranche B 7LN, term loan 3 month U.S. LIBOR + 3.000% 3.087% 11/3/24 (a)(b)(c)	18,849	18,702
Tranche B3 2LN, term loan 3 month U.S. LIBOR + 5.250% 5.337% 1/31/28 (a)(b)(c)	44,453	44,270
Tranche B4 2LN, term loan 1 month U.S. LIBOR + 5.250% 5.337% 1/20/29 (a)(b)(c)	54,750	54,488
Tranche B8 1LN, term loan 3 month U.S. LIBOR + 3.250% 3.337% 12/23/26 (a)(b)(c)	33,575	33,223
Tranche B9 1LN, term loan 3 month U.S. LIBOR + 3.250% 3.337% 7/31/27 (a)(b)(c)	33,375	33,041
HUB International Ltd.:
Tranche B 1LN, term loan 3 month U.S. LIBOR + 3.250% 4% 4/25/25 (a)(b)(c)	14,370	14,352
Tranche B, term loan 3 month U.S. LIBOR + 2.750% 2.8748% 4/25/25 (a)(b)(c)	57,250	56,587
USI, Inc.:
1LN, term loan 3 month U.S. LIBOR + 3.250% 3.3815% 12/2/26 (a)(b)(c)	6,223	6,178
Tranche B, term loan 3 month U.S. LIBOR + 3.000% 3.1315% 5/16/24 (a)(b)(c)	34,089	33,815

TOTAL INSURANCE		520,814

Leisure - 2.5%
Alterra Mountain Co. Tranche B 1LN, term loan 1 month U.S. LIBOR + 3.500% 4% 7/21/28 (a)(b)(c)	19,562	19,508
City Football Group Ltd. Tranche B 1LN, term loan 1 month U.S. LIBOR + 3.500% 4% 7/21/28 (a)(b)(c)	45,570	45,228
Crown Finance U.S., Inc. Tranche B 1LN, term loan:
1 month U.S. LIBOR + 8.250% 9.25% 5/23/24 (a)(b)(c)	2,550	2,735
3 month U.S. LIBOR + 2.500% 3.5% 2/28/25 (a)(b)(c)	26,519	21,825
3 month U.S. LIBOR + 2.750% 3.75% 9/30/26 (a)(b)(c)	1,474	1,199
15.25% 5/23/24 (c)	3,982	4,802
Delta 2 SARL Tranche B, term loan 3 month U.S. LIBOR + 2.500% 3.5% 2/1/24 (a)(b)(c)	50,813	50,607
Equinox Holdings, Inc.:
Tranche 2LN, term loan 3 month U.S. LIBOR + 7.000% 8% 9/8/24 (a)(b)(c)	7,325	6,547
Tranche B-1, term loan 3 month U.S. LIBOR + 3.000% 4% 3/8/24 (a)(b)(c)	17,007	16,167
Excel Fitness Holdings, Inc. 1LN, term loan 3 month U.S. LIBOR + 5.250% 10/7/25 (b)(c)(d)	915	904
Hayward Industries, Inc. Tranche B 1LN, term loan 1 month U.S. LIBOR + 2.500% 3% 5/28/28 (a)(b)(c)	11,386	11,349
Herschend Entertainment Co. LLC Tranche B 1LN, term loan 1 month U.S. LIBOR + 3.750% 4.25% 8/18/28 (a)(b)(c)	6,705	6,722
MajorDrive Holdings IV LLC 1LN, term loan 3 month U.S. LIBOR + 4.000% 4.5% 5/12/28 (a)(b)(c)	15,875	15,875
SeaWorld Parks & Entertainment, Inc. Tranche B 1LN, term loan 1 month U.S. LIBOR + 3.000% 3.5% 8/25/28 (a)(b)(c)	19,375	19,302
Seminole Tribe of Florida Tranche B, term loan 3 month U.S. LIBOR + 1.750% 1.837% 7/6/24 (a)(b)(c)	11,812	11,797
SP PF Buyer LLC Tranche B 1LN, term loan 3 month U.S. LIBOR + 4.500% 4.587% 12/21/25 (a)(b)(c)	14,571	14,106
United PF Holdings LLC:
1LN, term loan 3 month U.S. LIBOR + 4.000% 4.1315% 12/30/26 (a)(b)(c)	17,877	17,385
2LN, term loan 3 month U.S. LIBOR + 8.500% 8.6315% 12/30/27 (a)(b)(c)(e)	3,500	3,255
Tranche B 1LN, term loan 3 month U.S. LIBOR + 8.500% 9.5% 12/30/26 (a)(b)(c)(e)	3,604	3,604

TOTAL LEISURE		272,917

Metals/Mining - 0.1%
American Rock Salt Co. LLC 1LN, term loan 1 month U.S. LIBOR + 4.000% 4.75% 6/4/28 (a)(b)(c)	5,282	5,302
Paper - 0.3%
Ahlstrom-Munksjo OYJ 1LN, term loan 3 month U.S. LIBOR + 4.000% 4.75% 2/4/28 (a)(b)(c)	11,064	11,087
Journey Personal Care Corp. Tranche B 1LN, term loan 3 month U.S. LIBOR + 4.250% 5% 3/1/28 (a)(b)(c)	15,177	15,101
Neenah, Inc. Tranche B 1LN, term loan 3 month U.S. LIBOR + 3.000% 3.5% 4/6/28 (a)(b)(c)	7,020	7,020

TOTAL PAPER		33,208

Publishing/Printing - 0.7%
Cengage Learning, Inc. Tranche B 1LN, term loan 1 month U.S. LIBOR + 4.750% 5.75% 7/14/26 (a)(b)(c)	21,325	21,421
Harland Clarke Holdings Corp.:
1LN, term loan 1 month U.S. LIBOR + 7.750% 8.75% 6/16/26 (a)(b)(c)	16,027	14,698
Tranche B 7LN, term loan 3 month U.S. LIBOR + 4.750% 11/3/23 (b)(c)(d)	1,970	1,810
Learning Care Group (U.S.) No 2, Inc. Tranche B 1LN, term loan:
3 month U.S. LIBOR + 3.250% 4.25% 3/13/25 (a)(b)(c)	6,247	6,165
3 month U.S. LIBOR + 8.500% 9.5% 3/13/25 (a)(b)(c)	8,967	8,967
Proquest LLC Tranche B 1LN, term loan 3 month U.S. LIBOR + 3.250% 3.337% 10/17/26 (a)(b)(c)	1,761	1,758
Recorded Books, Inc. Tranche B 1LN, term loan 3 month U.S. LIBOR + 4.000% 4.0836% 8/29/25 (a)(b)(c)	3,890	3,890
RLG Holdings LLC:
2LN, term loan 1 month U.S. LIBOR + 7.500% 8.25% 7/2/29 (a)(b)(c)	2,290	2,264
Tranche B 1LN, term loan 1 month U.S. LIBOR + 4.250% 5% 7/8/28 (a)(b)(c)	7,309	7,309
Tranche DD 1LN, term loan 1 month U.S. LIBOR + 4.250% 5.525% 7/8/28 (a)(b)(c)	1,851	1,851
Scripps (E.W.) Co. Tranche B 1LN, term loan 3 month U.S. LIBOR + 3.000% 3.75% 1/7/28 (a)(b)(c)	9,178	9,182

TOTAL PUBLISHING/PRINTING		79,315

Railroad - 0.6%
AIT Worldwide Logistics Holdings, Inc. 1LN, term loan 3 month U.S. LIBOR + 4.750% 5.5% 4/6/28 (a)(b)(c)	8,040	8,050
First Student Bidco, Inc.:
Tranche B 1LN, term loan 1 month U.S. LIBOR + 3.000% 3.5% 7/21/28 (a)(b)(c)	14,159	14,054
Tranche C 1LN, term loan 1 month U.S. LIBOR + 3.000% 3.5% 7/21/28 (a)(b)(c)	5,226	5,188
Genesee & Wyoming, Inc. 1LN, term loan 3 month U.S. LIBOR + 2.000% 2.1315% 12/30/26 (a)(b)(c)	11,786	11,713
Worldwide Express, Inc.:
1LN, term loan 1 month U.S. LIBOR + 4.250% 5% 7/22/28 (a)(b)(c)	25,340	25,407
Tranche B 2LN, term loan 1 month U.S. LIBOR + 7.000% 7.75% 7/22/29 (a)(b)(c)	4,920	4,932

TOTAL RAILROAD		69,344

Restaurants - 0.8%
Burger King Worldwide, Inc. Tranche B 1LN, term loan 3 month U.S. LIBOR + 1.750% 1.837% 11/19/26 (a)(b)(c)	3,970	3,890
KFC Holding Co. Tranche B 1LN, term loan 3 month U.S. LIBOR + 1.750% 1.8359% 3/15/28 (a)(b)(c)	13,931	13,910
Pacific Bells LLC:
Tranche B 1LN, term loan 1 month U.S. LIBOR + 4.500% 10/12/28 (b)(c)(d)	7,687	7,668
Tranche B-DD 1LN, term loan 1 month U.S. LIBOR + 4.500% 10/12/28 (b)(c)(d)(e)	418	417
PFC Acquisition Corp. Tranche B 1LN, term loan 3 month U.S. LIBOR + 6.250% 6.337% 3/1/26 (a)(b)(c)	11,363	11,180
Whatabrands LLC Tranche B 1LN, term loan 1 month U.S. LIBOR + 3.250% 3.75% 7/21/28 (a)(b)(c)	52,835	52,779

TOTAL RESTAURANTS		89,844

Services - 7.4%
ABG Intermediate Holdings 2 LLC Tranche B 1LN, term loan:
3 month U.S. LIBOR + 3.250% 4% 9/27/24 (a)(b)(c)	14,401	14,365
3 month U.S. LIBOR + 5.250% 6.25% 9/29/24 (a)(b)(c)	3,416	3,416
Adtalem Global Education, Inc. Tranche B 1LN, term loan 3 month U.S. LIBOR + 4.500% 5.25% 8/12/28 (a)(b)(c)	25,345	25,385
AEA International Holdings Luxembourg SARL Tranche B 1LN, term loan 3 month U.S. LIBOR + 3.750% 4.25% 9/7/28 (a)(b)(c)(e)	9,560	9,572
All-Star Bidco AB Tranche B1 1LN, term loan 1 month U.S. LIBOR + 3.500% 7/21/28 (b)(c)(d)	16,750	16,729
Allied Universal Holdco LLC Tranche B 1LN, term loan 1 month U.S. LIBOR + 3.750% 4.25% 5/14/28 (a)(b)(c)	16,730	16,720
APX Group, Inc. Tranche B 1LN, term loan 1 month U.S. LIBOR + 3.500% 4% 7/9/28 (a)(b)(c)	19,827	19,750
Aramark Services, Inc.:
Tranche B 1LN, term loan 3 month U.S. LIBOR + 2.500% 2.587% 4/6/28 (a)(b)(c)	22,241	22,058
Tranche B 3LN, term loan 3 month U.S. LIBOR + 1.750% 1.837% 3/11/25 (a)(b)(c)	875	853
Tranche B-4 1LN, term loan 3 month U.S. LIBOR + 1.750% 1.837% 1/15/27 (a)(b)(c)	4,663	4,543
Ascend Learning LLC:
Tranche B 1LN, term loan 3 month U.S. LIBOR + 3.750% 4.75% 7/12/24 (a)(b)(c)	9,717	9,720
Tranche B, term loan 3 month U.S. LIBOR + 3.000% 4% 7/12/24 (a)(b)(c)	442	441
Brand Energy & Infrastructure Services, Inc. Tranche B, term loan 3 month U.S. LIBOR + 4.250% 5.25% 6/21/24 (a)(b)(c)	41,997	41,605
Cast & Crew Payroll LLC Tranche B 1LN, term loan 3 month U.S. LIBOR + 3.750% 3.587% 2/7/26 (a)(b)(c)	25,388	25,320
CHG Healthcare Services, Inc. 1LN, term loan 1 month U.S. LIBOR + 3.500% 4% 9/30/28 (a)(b)(c)	9,855	9,855
Conservice Midco LLC Tranche B 1LN, term loan 3 month U.S. LIBOR + 4.250% 4.3815% 5/13/27 (a)(b)(c)	1,492	1,491
CoreCivic, Inc. Tranche B 1LN, term loan 3 month U.S. LIBOR + 4.500% 5.5% 12/18/24 (a)(b)(c)	4,401	4,360
CoreLogic, Inc. Tranche B 1LN, term loan 3 month U.S. LIBOR + 3.500% 4% 6/2/28 (a)(b)(c)	33,010	32,985
Division Holding Corp. Tranche B 1LN, term loan 1 month U.S. LIBOR + 4.750% 5.5% 5/21/28 (a)(b)(c)	4,115	4,123
EAB Global, Inc. Tranche B 1LN, term loan 1 month U.S. LIBOR + 3.500% 4% 8/16/28 (a)(b)(c)	14,180	14,100
EmployBridge LLC Tranche B 1LN, term loan 1 month U.S. LIBOR + 4.750% 5.5% 7/19/28 (a)(b)(c)	25,265	25,149
Ensemble RCM LLC 1LN, term loan 3 month U.S. LIBOR + 3.750% 3.8786% 8/1/26 (a)(b)(c)	11,909	11,919
Filtration Group Corp.:
Tranche B 1LN, term loan 1 month U.S. LIBOR + 3.500% 4% 10/19/28 (a)(b)(c)	12,130	12,109
Tranche B, term loan 3 month U.S. LIBOR + 3.000% 3.087% 3/29/25 (a)(b)(c)	5,546	5,489
Finastra U.S.A., Inc.:
Tranche 2LN, term loan 3 month U.S. LIBOR + 7.250% 8.25% 6/13/25 (a)(b)(c)	20,435	20,422
Tranche B 1LN, term loan 3 month U.S. LIBOR + 3.500% 4.5% 6/13/24 (a)(b)(c)	43,086	42,838
Franchise Group, Inc. Tranche B 1LN, term loan 3 month U.S. LIBOR + 4.750% 5.5% 3/10/26 (a)(b)(c)	17,862	17,952
Gateway Merger Sub 2021, Inc. Tranche B 1LN, term loan 1 month U.S. LIBOR + 5.250% 6% 6/25/28 (a)(b)(c)(e)	7,205	7,223
GEMS MENASA Cayman Ltd. Tranche B 1LN, term loan 3 month U.S. LIBOR + 5.000% 6% 7/30/26 (a)(b)(c)	12,637	12,695
Greeneden U.S. Holdings II LLC Tranche B 1LN, term loan 3 month U.S. LIBOR + 4.000% 4.75% 12/1/27 (a)(b)(c)	13,557	13,584
Ion Trading Finance Ltd. Tranche B 1LN, term loan 3 month U.S. LIBOR + 4.750% 4.9166% 3/26/28 (a)(b)(c)	33,631	33,694
KNS Acquisitions, Inc. Tranche B 1LN, term loan 3 month U.S. LIBOR + 6.250% 7% 4/21/27 (a)(b)(c)	7,000	6,974
KUEHG Corp.:
Tranche B 2LN, term loan 3 month U.S. LIBOR + 8.250% 9.25% 8/22/25 (a)(b)(c)	6,500	6,516
Tranche B, term loan 3 month U.S. LIBOR + 3.750% 4.75% 2/21/25 (a)(b)(c)	32,618	32,280
Lakeshore Intermediate LLC 1LN, term loan 1 month U.S. LIBOR + 3.500% 4% 9/29/28 (a)(b)(c)(e)	6,750	6,750
Maverick Purchaser Sub LLC:
Tranche B 1LN, term loan:
3 month U.S. LIBOR + 3.500% 3.587% 1/23/27 (a)(b)(c)	17,355	17,254
3 month U.S. LIBOR + 4.750% 5.5% 2/3/27 (a)(b)(c)	3,856	3,854
Tranche B 2LN, term loan 1 month U.S. LIBOR + 8.750% 10% 1/31/28 (a)(b)(c)	10,815	10,835
McKissock LLC Tranche B 1LN, term loan 1 month U.S. LIBOR + 5.000% 5.75% 6/23/28 (a)(b)(c)(e)	10,483	10,299
Nielsen Holdings PLC Tranche B 1LN, term loan 3 month U.S. LIBOR + 4.000% 4.087% 3/5/28 (a)(b)(c)	8,637	8,653
Pilot Travel Centers LLC Tranche B 1LN, term loan 1 month U.S. LIBOR + 2.000% 2.087% 8/4/28 (a)(b)(c)	37,545	37,304
PowerTeam Services LLC Tranche B 1LN, term loan 1 month U.S. LIBOR + 3.500% 4.5% 3/6/25 (a)(b)(c)	11,971	11,916
Sabert Corp. Tranche B 1LN, term loan 3 month U.S. LIBOR + 4.500% 5.5% 12/10/26 (a)(b)(c)	15,314	15,305
Sabre GLBL, Inc.:
Tranche B-1 1LN, term loan 1 month U.S. LIBOR + 3.500% 4% 12/17/27 (a)(b)(c)	2,176	2,169
Tranche B-2 1LN, term loan 1 month U.S. LIBOR + 3.500% 4% 12/17/27 (a)(b)(c)	3,469	3,457
Signal Parent, Inc. Tranche B 1LN, term loan 3 month U.S. LIBOR + 3.500% 4.25% 4/1/28 (a)(b)(c)	19,727	19,333
Sitel Worldwide Corp. Tranche B 1LN, term loan 1 month U.S. LIBOR + 3.750% 4.25% 8/27/28 (a)(b)(c)	13,070	13,090
Sotheby's Tranche B 1LN, term loan 1 month U.S. LIBOR + 4.500% 5% 1/15/27 (a)(b)(c)	13,009	13,031
Spin Holdco, Inc. Tranche B 1LN, term loan 3 month U.S. LIBOR + 4.000% 4.75% 3/4/28 (a)(b)(c)	49,044	49,172
SuperMoose Borrower LLC Tranche B 1LN, term loan 3 month U.S. LIBOR + 3.750% 3.8815% 8/29/25 (a)(b)(c)	8,075	7,525
The GEO Group, Inc. Tranche B 1LN, term loan 3 month U.S. LIBOR + 2.000% 2.75% 3/23/24 (a)(b)(c)	5,424	5,041
Uber Technologies, Inc. Tranche B 1LN, term loan:
3 month U.S. LIBOR + 3.500% 3.587% 4/4/25 (a)(b)(c)	27,121	27,121
3 month U.S. LIBOR + 3.500% 3.587% 2/25/27 (a)(b)(c)	3,072	3,072

TOTAL SERVICES		791,416

Steel - 0.3%
Atkore International, Inc. Tranche B1LN, term loan 1 month U.S. LIBOR + 2.000% 2.5% 5/26/28 (a)(b)(c)	4,663	4,644
Hyperion Materials & Technologies, Inc. Tranche B 1LN, term loan 3 month U.S. LIBOR + 4.500% 5% 7/29/28 (a)(b)(c)	6,000	6,000
JMC Steel Group, Inc. 1LN, term loan 3 month U.S. LIBOR + 2.000% 2.0858% 1/24/27 (a)(b)(c)	12,741	12,617
Tiger Acquisition LLC Tranche B 1LN, term loan 1 month U.S. LIBOR + 3.250% 3.75% 6/1/28 (a)(b)(c)	11,526	11,445

TOTAL STEEL		34,706

Super Retail - 3.6%
Academy Ltd. Tranche B 1LN, term loan 1 month U.S. LIBOR + 2.750% 4.5% 11/6/27 (a)(b)(c)	14,871	14,886
Ambience Merger Sub, Inc. Tranche B 1LN, term loan 1 month U.S. LIBOR + 4.250% 4.75% 7/24/28 (a)(b)(c)	12,000	11,945
Bass Pro Group LLC Tranche B 1LN, term loan 3 month U.S. LIBOR + 4.250% 5% 3/5/28 (a)(b)(c)	202,083	202,545
BJ's Wholesale Club, Inc. Tranche B 1LN, term loan 3 month U.S. LIBOR + 2.000% 2.0836% 2/3/24 (a)(b)(c)	14,242	14,242
Empire Today LLC Tranche B 1LN, term loan 3 month U.S. LIBOR + 5.000% 5.75% 4/1/28 (a)(b)(c)	10,943	10,856
Harbor Freight Tools U.S.A., Inc. Tranche B 1LN, term loan 1 month U.S. LIBOR + 2.750% 3.25% 10/19/27 (a)(b)(c)	34,793	34,659
LBM Acquisition LLC Tranche B 1LN, term loan 3 month U.S. LIBOR + 3.750% 4.5% 12/18/27 (a)(b)(c)	12,319	12,144
Red Ventures LLC Tranche B 1LN, term loan 3 month U.S. LIBOR + 2.500% 2.587% 11/8/24 (a)(b)(c)	27,479	27,153
Rent-A-Center, Inc. Tranche B 1LN, term loan 1 month U.S. LIBOR + 3.250% 3.75% 2/17/28 (a)(b)(c)	11,988	12,011
RH Tranche B 1LN, term loan 1 month U.S. LIBOR + 2.500% 10/15/28 (b)(c)(d)	25,930	25,898
WW International, Inc. Tranche B 1LN, term loan 3 month U.S. LIBOR + 3.500% 4% 4/13/28 (a)(b)(c)	16,065	15,864

TOTAL SUPER RETAIL		382,203

Technology - 14.4%
A&V Holdings Midco LLC Tranche B 1LN, term loan 3 month U.S. LIBOR + 5.370% 6.375% 3/10/27 (a)(b)(c)	6,947	6,895
Acuris Finance U.S., Inc. 1LN, term loan 3 month U.S. LIBOR + 4.000% 4.5% 2/16/28 (a)(b)(c)	6,070	6,087
Alliance Laundry Systems LLC Tranche B 1LN, term loan 3 month U.S. LIBOR + 3.500% 4.25% 10/8/27 (a)(b)(c)	6,334	6,345
Anastasia Parent LLC Tranche B, term loan 3 month U.S. LIBOR + 3.750% 3.8815% 8/10/25 (a)(b)(c)	32,482	27,975
Applied Systems, Inc. Tranche B, term loan 3 month U.S. LIBOR + 3.250% 3.75% 9/19/24 (a)(b)(c)	8,980	8,967
Aptean, Inc. 1LN, term loan 3 month U.S. LIBOR + 4.250% 4.3375% 4/23/26 (a)(b)(c)	10,279	10,238
Arches Buyer, Inc. Tranche B 1LN, term loan 3 month U.S. LIBOR + 3.250% 3.75% 12/4/27 (a)(b)(c)	25,417	25,290
athenahealth, Inc. Tranche B 1LN, term loan 3 month U.S. LIBOR + 4.250% 4.3773% 2/11/26 (a)(b)(c)	46,312	46,427
Boxer Parent Co., Inc. Tranche B 1LN, term loan 3 month U.S. LIBOR + 3.750% 3.8815% 10/2/25 (a)(b)(c)	17,026	16,900
Camelot Finance SA:
Tranche B 1LN, term loan 3 month U.S. LIBOR + 3.000% 4% 10/31/26 (a)(b)(c)	29,775	29,820
Tranche B, term loan 3 month U.S. LIBOR + 3.000% 3.087% 10/31/26 (a)(b)(c)	31,565	31,375
Ceridian HCM Holding, Inc. Tranche B, term loan 3 month U.S. LIBOR + 2.500% 2.5738% 4/30/25 (a)(b)(c)	27,730	27,389
CMC Materials, Inc. Tranche B 1LN, term loan 3 month U.S. LIBOR + 2.000% 2.125% 11/15/25 (a)(b)(c)	9,270	9,241
CMI Marketing, Inc. Tranche B 1LN, term loan 1 month U.S. LIBOR + 4.250% 4.75% 3/23/28 (a)(b)(c)(e)	7,282	7,300
Cologix Holdings, Inc. Tranche B 1LN, term loan 3 month U.S. LIBOR + 3.750% 4.5% 4/30/28 (a)(b)(c)	13,596	13,598
CommerceHub, Inc.:
Tranche B 1LN, term loan 3 month U.S. LIBOR + 4.000% 4.75% 12/29/27 (a)(b)(c)	7,766	7,776
Tranche B 2LN, term loan 3 month U.S. LIBOR + 7.000% 7.75% 12/29/28 (a)(b)(c)	2,135	2,175
CommScope, Inc. Tranche B 1LN, term loan 3 month U.S. LIBOR + 3.250% 3.337% 4/4/26 (a)(b)(c)	27,889	27,497
ConnectWise LLC Tranche B 1LN, term loan 3 month U.S. LIBOR + 3.500% 4% 9/30/28 (a)(b)(c)	25,900	25,863
Constant Contact, Inc. Tranche B 1LN, term loan 3 month U.S. LIBOR + 4.000% 4.75% 2/10/28 (a)(b)(c)	9,980	9,972
Cvent, Inc. Tranche B, term loan 3 month U.S. LIBOR + 3.750% 3.837% 11/29/24 (a)(b)(c)	10,525	10,476
DCert Buyer, Inc.:
1LN, term loan 3 month U.S. LIBOR + 4.000% 4.087% 10/16/26 (a)(b)(c)	38,971	38,975
Tranche B 2LN, term loan 3 month U.S. LIBOR + 7.000% 7.087% 2/19/29 (a)(b)(c)	11,673	11,758
DG Investment Intermediate Holdings, Inc.:
2LN, term loan 3 month U.S. LIBOR + 6.750% 7.5% 3/31/29 (a)(b)(c)	2,490	2,502
Tranche B 1LN, term loan 3 month U.S. LIBOR + 3.750% 4.5% 3/31/28 (a)(b)(c)	9,040	9,057
Tranche DD 1LN, term loan 3 month U.S. LIBOR + 3.750% 4.4425% 3/31/28 (a)(b)(c)(f)	1,893	1,897
Dynatrace LLC 1LN, term loan 3 month U.S. LIBOR + 2.250% 2.337% 8/23/25 (a)(b)(c)	3,814	3,804
ECL Entertainment LLC 1LN, term loan 3 month U.S. LIBOR + 7.500% 8.25% 4/30/28 (a)(b)(c)	4,988	5,093
Emerald TopCo, Inc.:
1LN, term loan 3 month U.S. LIBOR + 3.500% 3.6285% 7/25/26 (a)(b)(c)	26,585	26,379
Tranche B 1LN, term loan 1 month U.S. LIBOR + 3.750% 4.5% 5/25/28 (a)(b)(c)	5,190	5,197
EP Purchaser LLC Tranche B 1LN, term loan 1 month U.S. LIBOR + 3.500% 10/28/28 (b)(c)(d)	8,020	8,010
Epicor Software Corp. Tranche B 1LN, term loan 3 month U.S. LIBOR + 3.250% 4% 7/31/27 (a)(b)(c)	24,862	24,829
EPV Merger Sub, Inc. Tranche B 1LN, term loan 3 month U.S. LIBOR + 3.250% 3.337% 3/8/25 (a)(b)(c)	7,958	7,700
EXC Holdings III Corp. Tranche B, term loan 3 month U.S. LIBOR + 3.500% 4.5% 12/2/24 (a)(b)(c)	16,553	16,573
Go Daddy Operating Co. LLC:
Tranche B 1LN, term loan 3 month U.S. LIBOR + 2.000% 2.087% 8/10/27 (a)(b)(c)	992	985
Tranche B, term loan 3 month U.S. LIBOR + 1.750% 1.837% 2/15/24 (a)(b)(c)	13,346	13,243
Grab Holdings, Inc. Tranche B 1LN, term loan 3 month U.S. LIBOR + 4.500% 5.5% 1/29/26 (a)(b)(c)	3,980	4,010
Hunter U.S. Bidco, Inc. Tranche B 1LN, term loan 1 month U.S. LIBOR + 4.250% 4.75% 8/19/28 (a)(b)(c)	17,000	17,021
Hyland Software, Inc.:
2LN, term loan 3 month U.S. LIBOR + 6.250% 7% 7/10/25 (a)(b)(c)	1,098	1,108
Tranche B 1LN, term loan 3 month U.S. LIBOR + 3.500% 4.25% 7/1/24 (a)(b)(c)	18,176	18,181
Icon Luxembourg Sarl Tranche B 1LN, term loan 1 month U.S. LIBOR + 2.500% 3% 7/1/28 (a)(b)(c)	59,348	59,342
Imprivata, Inc. Tranche B 1LN, term loan 3 month U.S. LIBOR + 3.500% 4% 12/1/27 (a)(b)(c)	9,950	9,953
Informatica Corp. Tranche B 1LN, term loan 1 month U.S. LIBOR + 2.750% 10/13/28 (b)(c)(d)	6,530	6,514
Loyalty Ventures, Inc. Tranche B 1LN, term loan 1 month U.S. LIBOR + 4.500% 10/8/27 (b)(c)(d)	5,835	5,799
MA FinanceCo. LLC:
Tranche B 1LN, term loan 3 month U.S. LIBOR + 4.250% 5.25% 6/5/25 (a)(b)(c)	2,925	2,946
Tranche B 3LN, term loan 3 month U.S. LIBOR + 2.750% 2.837% 6/21/24 (a)(b)(c)	10,105	9,995
McAfee LLC Tranche B, term loan 3 month U.S. LIBOR + 3.750% 3.837% 9/29/24 (a)(b)(c)	30,923	30,942
MH Sub I LLC:
1LN, term loan 3 month U.S. LIBOR + 3.750% 4.75% 9/15/24 (a)(b)(c)	1,980	1,983
Tranche B 2LN, term loan 3 month U.S. LIBOR + 6.250% 6.3378% 2/23/29 (a)(b)(c)	2,125	2,152
Tranche B, term loan 3 month U.S. LIBOR + 3.500% 3.587% 9/15/24 (a)(b)(c)	26,629	26,521
MKS Instruments, Inc. Tranche B 1LN, term loan 1 month U.S. LIBOR + 2.250% 10/22/28 (b)(c)(d)	38,805	38,756
NAVEX TopCo, Inc.:
2LN, term loan 3 month U.S. LIBOR + 7.000% 7.09% 9/4/26 (a)(b)(c)	2,225	2,164
Tranche B 1LN, term loan 3 month U.S. LIBOR + 3.250% 3.34% 9/5/25 (a)(b)(c)	9,362	9,282
Osmosis Debt Merger Sub, Inc.:
Tranche B 1LN, term loan 1 month U.S. LIBOR + 4.000% 4.5% 7/30/28 (a)(b)(c)	8,502	8,531
Tranche DD 1LN, term loan 1 month U.S. LIBOR + 4.000% 7/30/28 (b)(c)(d)	1,063	1,066
Park Place Technologies LLC 1LN, term loan 3 month U.S. LIBOR + 5.000% 6% 11/10/27 (a)(b)(c)	22,218	22,218
Peraton Corp. Tranche B 1LN, term loan 3 month U.S. LIBOR + 3.750% 4.5% 2/1/28 (a)(b)(c)	93,885	93,987
Polaris Newco LLC Tranche B 1LN, term loan 1 month U.S. LIBOR + 4.000% 4.5% 6/2/28 (a)(b)(c)	38,925	39,000
Project Boost Purchaser LLC:
1LN, term loan 3 month U.S. LIBOR + 3.500% 3.587% 5/30/26 (a)(b)(c)	11,919	11,847
Tranche B 1LN, term loan 1 month U.S. LIBOR + 3.500% 4% 5/30/26 (a)(b)(c)	7,766	7,757
Proofpoint, Inc. Tranche B 1LN, term loan 1 month U.S. LIBOR + 3.250% 3.75% 8/31/28 (a)(b)(c)	38,645	38,469
Rackspace Technology Global, Inc. Tranche B 1LN, term loan 3 month U.S. LIBOR + 2.750% 3.5% 2/15/28 (a)(b)(c)	29,588	29,372
RealPage, Inc. Tranche B 1LN, term loan 3 month U.S. LIBOR + 3.250% 3.75% 4/22/28 (a)(b)(c)	35,170	35,086
Red Planet Borrower LLC Tranche B 1LN, term loan 1 month U.S. LIBOR + 3.750% 4.25% 9/30/28 (a)(b)(c)	15,825	15,756
Renaissance Holding Corp.:
Tranche B 1LN, term loan 3 month U.S. LIBOR + 3.250% 3.337% 5/31/25 (a)(b)(c)	16,274	16,107
Tranche B 2LN, term loan 3 month U.S. LIBOR + 7.000% 7.087% 5/31/26 (a)(b)(c)	6,250	6,262
Seattle Spinco, Inc. Tranche B 3LN, term loan 3 month U.S. LIBOR + 2.750% 2.837% 6/21/24 (a)(b)(c)	70,335	69,565
Severin Acquisition LLC Tranche B 1LN, term loan 3 month U.S. LIBOR + 3.250% 3.3356% 8/1/25 (a)(b)(c)	9,930	9,897
Sophia LP:
1LN, term loan 3 month U.S. LIBOR + 3.750% 4.5% 10/7/27 (a)(b)(c)	17,865	17,871
Tranche B 1LN, term loan 1 month U.S. LIBOR + 3.500% 4% 10/7/27 (a)(b)(c)	1,900	1,901
Sovos Compliance LLC:
Tranche B 1LN, term loan 1 month U.S. LIBOR + 4.500% 5% 8/11/28 (a)(b)(c)	10,233	10,287
Tranche DD 1LN, term loan 1 month U.S. LIBOR + 4.500% 8/11/28 (b)(c)(f)	1,767	1,777
SS&C Technologies, Inc.:
Tranche B 3LN, term loan 3 month U.S. LIBOR + 1.750% 1.837% 4/16/25 (a)(b)(c)	11,170	11,046
Tranche B 4LN, term loan 3 month U.S. LIBOR + 1.750% 1.837% 4/16/25 (a)(b)(c)	8,487	8,394
Tranche B 5LN, term loan 3 month U.S. LIBOR + 1.750% 1.837% 4/16/25 (a)(b)(c)	33,042	32,728
STG-Fairway Holdings LLC Tranche B 1LN, term loan 3 month U.S. LIBOR + 3.250% 2.837% 1/31/27 (a)(b)(c)	7,291	7,273
Sybil Software LLC. Tranche B 1LN, term loan 3 month U.S. LIBOR + 2.000% 2.1315% 3/22/28 (a)(b)(c)	7,834	7,803
Taboola.com Ltd. Tranche B 1LN, term loan 1 month U.S. LIBOR + 4.000% 4.5% 9/1/28 (a)(b)(c)	4,205	4,194
Tempo Acquisition LLC Tranche B 1LN, term loan:
1 month U.S. LIBOR + 3.000% 3.5% 8/31/28 (a)(b)(c)	3,895	3,897
3 month U.S. LIBOR + 3.250% 3.75% 10/31/26 (a)(b)(c)	22,365	22,412
TTM Technologies, Inc. Tranche B, term loan 3 month U.S. LIBOR + 2.500% 2.5824% 9/28/24 (a)(b)(c)	11,054	11,027
UKG, Inc.:
1LN, term loan 3 month U.S. LIBOR + 3.750% 3.837% 5/4/26 (a)(b)(c)	27,830	27,860
2LN, term loan 3 month U.S. LIBOR + 6.750% 7.5% 5/3/27 (a)(b)(c)	15,095	15,347
Tranche B 1LN, term loan 3 month U.S. LIBOR + 3.250% 4% 5/4/26 (a)(b)(c)	40,848	40,894
Ultra Clean Holdings, Inc. Tranche B 1LN, term loan 3 month U.S. LIBOR + 3.750% 3.837% 8/27/25 (a)(b)(c)	4,544	4,551
Verscend Holding Corp. Tranche B 1LN, term loan 3 month U.S. LIBOR + 4.000% 4.087% 8/27/25 (a)(b)(c)	15,963	15,983
VFH Parent LLC Tranche B 1LN, term loan 3 month U.S. LIBOR + 3.000% 3.0893% 3/1/26 (a)(b)(c)	16,926	16,884
Virgin Pulse, Inc.:
2LN, term loan 3 month U.S. LIBOR + 7.250% 4/6/29 (b)(c)(d)	745	736
Tranche B 1LN, term loan 3 month U.S. LIBOR + 4.000% 4.75% 4/6/28 (a)(b)(c)	7,200	7,115
VM Consolidated, Inc. Tranche B 1LN, term loan 3 month U.S. LIBOR + 3.250% 3.4166% 3/19/28 (a)(b)(c)	19,402	19,382
VS Buyer LLC Tranche B 1LN, term loan 3 month U.S. LIBOR + 3.000% 3.087% 2/28/27 (a)(b)(c)	16,622	16,532
Weber-Stephen Products LLC Tranche B 1LN, term loan 3 month U.S. LIBOR + 3.250% 4% 10/30/27 (a)(b)(c)	8,515	8,529
WEX, Inc. Tranche B 1LN, term loan 3 month U.S. LIBOR + 2.250% 2.337% 4/1/28 (a)(b)(c)	7,094	7,054
Xperi Holding Corp. Tranche B 1LN, term loan 1 month U.S. LIBOR + 3.500% 3.587% 6/8/28 (a)(b)(c)	13,501	13,460
Zelis Payments Buyer, Inc.:
Tranche B 1LN, term loan:
1 month U.S. LIBOR + 3.500% 3.5774% 9/30/26 (a)(b)(c)	11,051	10,959
3 month U.S. LIBOR + 3.500% 3.5824% 9/30/26 (a)(b)(c)	5,685	5,657
Tranche DD 1LN, term loan 1 month U.S. LIBOR + 3.500% 9/30/26 (b)(c)(f)	4,019	3,985

TOTAL TECHNOLOGY		1,540,735

Telecommunications - 5.9%
Altice Financing SA Tranche B, term loan:
3 month U.S. LIBOR + 2.750% 2.8738% 7/15/25 (a)(b)(c)	10,418	10,213
3 month U.S. LIBOR + 2.750% 2.8738% 1/31/26 (a)(b)(c)	25	24
Altice France SA:
Tranche B 11LN, term loan 3 month U.S. LIBOR + 2.750% 2.8786% 7/31/25 (a)(b)(c)	30,154	29,620
Tranche B 12LN, term loan 3 month U.S. LIBOR + 3.680% 3.8113% 1/31/26 (a)(b)(c)	3,232	3,195
Tranche B 13LN, term loan 3 month U.S. LIBOR + 4.000% 4.1248% 8/14/26 (a)(b)(c)	35,648	35,454
Cablevision Lightpath LLC Tranche B 1LN, term loan 3 month U.S. LIBOR + 3.250% 3.75% 11/30/27 (a)(b)(c)	5,346	5,349
Connect Finco SARL Tranche B 1LN, term loan 3 month U.S. LIBOR + 3.500% 4.5% 12/12/26 (a)(b)(c)	11,548	11,548
Consolidated Communications, Inc. Tranche B 1LN, term loan 3 month U.S. LIBOR + 3.500% 4.25% 10/2/27 (a)(b)(c)	4,998	4,997
Crown Subsea Communications Holding, Inc. Tranche B 1LN, term loan 1 month U.S. LIBOR + 5.000% 5.75% 4/20/27 (a)(b)(c)	5,998	6,041
Evo Payments International LLC Tranche B, term loan 3 month U.S. LIBOR + 3.250% 3.34% 12/22/23 (a)(b)(c)	7,763	7,752
Frontier Communications Corp. Tranche B 1LN, term loan 3 month U.S. LIBOR + 3.750% 4.5% 10/8/27 (a)(b)(c)	36,841	36,768
GTT Communications, Inc. Tranche B, term loan 3 month U.S. LIBOR + 2.750% 2.88% 5/31/25 (a)(b)(c)	12,468	10,547
Intelsat Jackson Holdings SA:
Tranche B, term loan 3 month U.S. LIBOR + 3.750% 8% 11/27/23 (a)(b)(c)	78,810	79,466
Tranche B-4, term loan 3 month U.S. LIBOR + 5.500% 8.75% 1/2/24 (a)(b)(c)	4,400	4,446
Tranche B-5, term loan 8.625% 1/2/24 (c)	26,120	26,409
Tranche DD 1LN, term loan 3 month U.S. LIBOR + 4.750% 5.3917% 7/13/22 (a)(b)(c)(f)	52,518	52,886
Iridium Satellite LLC Tranche B 1LN, term loan 1 month U.S. LIBOR + 2.500% 3.25% 11/4/26 (a)(b)(c)	8,293	8,298
Level 3 Financing, Inc. Tranche B 1LN, term loan 3 month U.S. LIBOR + 1.750% 1.837% 3/1/27 (a)(b)(c)	23,259	22,944
Lumen Technologies, Inc. Tranche B 1LN, term loan 3 month U.S. LIBOR + 2.250% 2.337% 3/15/27 (a)(b)(c)	16,924	16,699
Northwest Fiber LLC Tranche B 1LN, term loan 3 month U.S. LIBOR + 3.750% 3.8336% 4/30/27 (a)(b)(c)	30,864	30,710
Radiate Holdco LLC Tranche B 1LN, term loan:
1 month U.S. LIBOR + 3.250% 9/25/26 (b)(c)(d)	53,171	53,014
3 month U.S. LIBOR + 3.500% 4.25% 9/10/26 (a)(b)(c)	34,604	34,501
SBA Senior Finance II, LLC Tranche B, term loan 3 month U.S. LIBOR + 1.750% 1.84% 4/11/25 (a)(b)(c)	14,135	14,014
Securus Technologies Holdings Tranche B, term loan:
3 month U.S. LIBOR + 4.500% 5.5% 11/1/24 (a)(b)(c)	33,817	32,263
3 month U.S. LIBOR + 8.250% 9.25% 11/1/25 (a)(b)(c)	30,400	27,873
Windstream Services LLC Tranche B 1LN, term loan 3 month U.S. LIBOR + 6.250% 7.25% 9/21/27 (a)(b)(c)	18,585	18,644
Zayo Group Holdings, Inc. 1LN, term loan 3 month U.S. LIBOR + 3.000% 3.087% 3/9/27 (a)(b)(c)	53,966	53,085

TOTAL TELECOMMUNICATIONS		636,760

Textiles/Apparel - 0.5%
Birkenstock GmbH & Co. KG Tranche B 1LN, term loan 3 month U.S. LIBOR + 3.750% 3.75% 4/26/28 (a)(b)(c)	21,696	21,682
Canada Goose, Inc. Tranche B 1LN, term loan 3 month U.S. LIBOR + 3.500% 4.25% 10/7/27 (a)(b)(c)	1,891	1,892
Jo-Ann Stores LLC Tranche B 1LN, term loan 1 month U.S. LIBOR + 4.750% 5.5% 7/7/28 (a)(b)(c)	7,785	7,647
Samsonite IP Holdings SARL Tranche B2 1LN, term loan 3 month U.S. LIBOR + 3.000% 3.75% 4/25/25 (a)(b)(c)	3,945	3,913
Tory Burch LLC Tranche B 1LN, term loan 3 month U.S. LIBOR + 3.500% 4% 4/14/28 (a)(b)(c)	12,199	12,199
Victoria's Secret & Co. Tranche B 1LN, term loan 1 month U.S. LIBOR + 3.250% 3.75% 8/2/28 (a)(b)(c)	8,680	8,653

TOTAL TEXTILES/APPAREL		55,986

Transportation Ex Air/Rail - 0.2%
ASP LS Acquisition Corp. 2LN, term loan 1 month U.S. LIBOR + 7.500% 5/7/29 (b)(c)(d)	2,965	2,980
XPO Logistics, Inc. Tranche B, term loan 3 month U.S. LIBOR + 2.000% 1.8303% 2/23/25 (a)(b)(c)	16,980	16,868

TOTAL TRANSPORTATION EX AIR/RAIL		19,848

Utilities - 2.0%
Brookfield WEC Holdings, Inc. Tranche B 1LN, term loan 3 month U.S. LIBOR + 2.750% 3.25% 8/1/25 (a)(b)(c)	57,698	57,266
ExGen Renewables IV, LLC Tranche B 1LN, term loan 3 month U.S. LIBOR + 2.500% 3.5% 12/15/27 (a)(b)(c)	3,910	3,913
Granite Generation LLC 1LN, term loan 3 month U.S. LIBOR + 3.750% 4.75% 11/1/26 (a)(b)(c)	9,399	9,229
Herman Miller, Inc. Tranche B 1LN, term loan 1 month U.S. LIBOR + 2.000% 2.0625% 7/19/28 (a)(b)(c)	9,320	9,310
Limetree Bay Terminals LLC term loan 3 month U.S. LIBOR + 4.000% 5% 2/15/24 (a)(b)(c)	17,545	14,992
LMBE-MC HoldCo II LLC Tranche B, term loan 3 month U.S. LIBOR + 4.000% 5% 12/3/25 (a)(b)(c)	3,797	3,617
Luxembourg Investment Co. 428 SARL Tranche B 1LN, term loan 1 month U.S. LIBOR + 5.000% 10/22/28 (b)(c)(d)(e)	13,685	13,651
Osmose Utilities Services, Inc. Tranche B 1LN, term loan 1 month U.S. LIBOR + 3.250% 3.75% 6/17/28 (a)(b)(c)	14,575	14,525
PG&E Corp. Tranche B 1LN, term loan 3 month U.S. LIBOR + 3.000% 3.5% 6/23/25 (a)(b)(c)	21,108	20,864
Pike Corp. Tranche B 1LN, term loan 3 month U.S. LIBOR + 3.000% 3.09% 1/21/28 (a)(b)(c)	7,671	7,655
Vertiv Group Corp. Tranche B 1LN, term loan 3 month U.S. LIBOR + 2.750% 2.8303% 3/2/27 (a)(b)(c)	35,236	34,972
Vistra Operations Co. LLC Tranche B 3LN, term loan 3 month U.S. LIBOR + 1.750% 1.8368% 12/31/25 (a)(b)(c)	20,301	20,098

TOTAL UTILITIES		210,092

TOTAL BANK LOAN OBLIGATIONS
(Cost $9,659,514)		9,632,195

Nonconvertible Bonds - 2.8%
Aerospace - 0.2%
TransDigm, Inc.:
6.25% 3/15/26 (g)	22,000	22,963
8% 12/15/25 (g)	1,580	1,681

TOTAL AEROSPACE		24,644

Air Transportation - 0.1%
American Airlines, Inc. / AAdvantage Loyalty IP Ltd. 5.5% 4/20/26 (g)	4,290	4,500
Delta Air Lines, Inc. / SkyMiles IP Ltd. 4.5% 10/20/25 (g)	2,870	3,062

TOTAL AIR TRANSPORTATION		7,562

Automotive & Auto Parts - 0.6%
Rivian Holdco & Rivian LLC & Rivian Automotive LLC 1 month U.S. LIBOR + 6.000% 0% 10/8/26 (a)(b)(e)	64,700	63,429
Broadcasting - 0.1%
Univision Communications, Inc.:
6.625% 6/1/27 (g)	4,550	4,922
9.5% 5/1/25 (g)	4,730	5,120

TOTAL BROADCASTING		10,042

Building Materials - 0.0%
SRS Distribution, Inc. 4.625% 7/1/28 (g)	660	675
Chemicals - 0.0%
Kronos Acquisition Holdings, Inc. / KIK Custom Products, Inc. 5% 12/31/26 (g)	145	144
Containers - 0.2%
Ardagh Packaging Finance PLC/Ardagh MP Holdings U.S.A., Inc. 4.125% 8/15/26 (g)	11,245	11,470
Trivium Packaging Finance BV 5.5% 8/15/26 (g)	5,835	6,061

TOTAL CONTAINERS		17,531

Energy - 0.2%
Citgo Petroleum Corp. 7% 6/15/25 (g)	3,960	4,081
New Fortress Energy, Inc. 6.75% 9/15/25 (g)	1,905	1,855
PBF Holding Co. LLC/PBF Finance Corp. 9.25% 5/15/25 (g)	7,205	7,025
Transocean Poseidon Ltd. 6.875% 2/1/27 (g)	6,230	6,214

TOTAL ENERGY		19,175

Gaming - 0.2%
Golden Entertainment, Inc. 7.625% 4/15/26 (g)	5,940	6,237
Scientific Games Corp. 5% 10/15/25 (g)	5,000	5,148
Sugarhouse HSP Gaming Prop Mezz LP/Sugarhouse HSP Gaming Finance Corp. 5.875% 5/15/25 (g)	7,363	7,289
VICI Properties, Inc.:
3.5% 2/15/25 (g)	1,205	1,226
4.25% 12/1/26 (g)	1,725	1,787
4.625% 12/1/29 (g)	985	1,051

TOTAL GAMING		22,738

Healthcare - 0.1%
Bausch Health Companies, Inc. 5.5% 11/1/25 (g)	5,590	5,680
Tenet Healthcare Corp. 4.625% 7/15/24	9,470	9,588

TOTAL HEALTHCARE		15,268

Hotels - 0.0%
Marriott Ownership Resorts, Inc. 6.125% 9/15/25 (g)	3,554	3,730
Leisure - 0.1%
Royal Caribbean Cruises Ltd.:
9.125% 6/15/23 (g)	1,050	1,140
10.875% 6/1/23 (g)	5,110	5,717

TOTAL LEISURE		6,857

Paper - 0.0%
Ardagh Metal Packaging Finance U.S.A. LLC/Ardagh Metal Packaging Finance PLC 3.25% 9/1/28 (g)	3,430	3,357
Restaurants - 0.0%
1011778 BC Unlimited Liability Co./New Red Finance, Inc. 5.75% 4/15/25 (g)	660	686
CEC Entertainment LLC 6.75% 5/1/26 (g)	4,045	4,042

TOTAL RESTAURANTS		4,728

Services - 0.1%
Adtalem Global Education, Inc. 5.5% 3/1/28 (g)	4,240	4,282
Aramark Services, Inc. 6.375% 5/1/25 (g)	2,535	2,668
GEMS MENASA Cayman Ltd. 7.125% 7/31/26 (g)	4,675	4,839
Sotheby's 7.375% 10/15/27 (g)	275	290

TOTAL SERVICES		12,079

Super Retail - 0.1%
EG Global Finance PLC 6.75% 2/7/25 (g)	5,500	5,631
Technology - 0.1%
CommScope, Inc. 6% 3/1/26 (g)	5,800	5,974
SSL Robotics LLC 9.75% 12/31/23 (g)	3,329	3,595

TOTAL TECHNOLOGY		9,569

Telecommunications - 0.5%
Altice Financing SA 5.75% 8/15/29 (g)	30,000	29,513
Altice France SA 5.125% 1/15/29 (g)	580	563
Consolidated Communications, Inc. 5% 10/1/28 (g)	410	414
Frontier Communications Holdings LLC 5% 5/1/28 (g)	4,005	4,070
Intelsat Jackson Holdings SA 8% 2/15/24 (g)	14,100	14,417
LCPR Senior Secured Financing DAC 5.125% 7/15/29 (g)	810	816
Northwest Fiber LLC/Northwest Fiber Finance Sub, Inc. 4.75% 4/30/27 (g)	710	693

TOTAL TELECOMMUNICATIONS		50,486

Transportation Ex Air/Rail - 0.1%
Avolon Holdings Funding Ltd. 5.125% 10/1/23 (g)	12,290	13,104
Utilities - 0.1%
Exgen Texas Power LLC 1 month U.S. LIBOR + 6.750% 0% 10/8/26 (a)(b)(e)	8,917	8,917
TOTAL NONCONVERTIBLE BONDS
(Cost $293,040)		299,666
	Shares	Value (000s)

Common Stocks - 1.6%
Broadcasting - 0.0%
ION Media Networks, Inc. (e)(h)	2,842	0
Capital Goods - 0.1%
TNT Crane & Rigging LLC (e)	512,868	14,068
TNT Crane & Rigging LLC warrants 10/31/25 (e)(h)	86,957	287

TOTAL CAPITAL GOODS		14,355

Diversified Financial Services - 0.1%
ACNR Holdings, Inc. (e)(h)	115,087	6,502
Energy - 1.2%
California Resources Corp. (h)	967,314	44,622
California Resources Corp. warrants 10/27/24 (h)	48,025	744
Chesapeake Energy Corp.	628,618	40,068
Chesapeake Energy Corp. (i)	4,049	258
Denbury, Inc. (h)	450,883	38,172
EP Energy Corp. (e)	80,740	7,246

TOTAL ENERGY		131,110

Entertainment/Film - 0.0%
Cineworld Group PLC warrants 11/23/25 (h)	1,189,800	400
Publishing/Printing - 0.0%
Cenveo Corp. (e)(h)	75,509	2,202
Restaurants - 0.1%
CEC Entertainment, Inc. (e)	542,500	9,765
Super Retail - 0.0%
David's Bridal, Inc. rights (e)(h)	4,171	0
Telecommunications - 0.0%
GTT Communications, Inc. rights (e)(h)	292,649	293
Utilities - 0.1%
TexGen Power LLC (e)(h)	524,336	10,618
TOTAL COMMON STOCKS
(Cost $97,307)		175,245

Nonconvertible Preferred Stocks - 0.2%
Diversified Financial Services - 0.2%
ACNR Holdings, Inc. (e)(h)
(Cost $8,235)	65,882	22,070
	Principal Amount (000s)	Value (000s)

Preferred Securities - 0.1%
Banks & Thrifts - 0.1%
JPMorgan Chase & Co.:
3 month U.S. LIBOR + 3.320% 3.4509% (a)(b)(j)	3,380	3,391
3 month U.S. LIBOR + 3.470% 3.5985% (a)(b)(j)	3,365	3,374
TOTAL PREFERRED SECURITIES
(Cost $6,194)		6,765
	Shares	Value (000s)

Money Market Funds - 11.4%
Fidelity Cash Central Fund 0.06% (k)
(Cost $1,222,389)	1,222,169,013	1,222,413
TOTAL INVESTMENT IN SECURITIES - 105.8%
(Cost $11,286,679)		11,358,354
NET OTHER ASSETS (LIABILITIES) - (5.8)%		(627,266)
NET ASSETS - 100%		$10,731,088

Values shown as $0 in the Schedule of Investments may reflect amounts less than $500.

Legend

 (a) Coupon rates for floating and adjustable rate securities reflect the rates in effect at period end.

 (b) Coupon is indexed to a floating interest rate which may be multiplied by a specified factor and/or subject to caps or floors.

 (c) Remaining maturities of bank loan obligations may be less than the stated maturities shown as a result of contractual or optional prepayments by the borrower. Such prepayments cannot be predicted with certainty.

 (d) The coupon rate will be determined upon settlement of the loan after period end.

 (e) Level 3 security

 (f) Position or a portion of the position represents an unfunded loan commitment. At period end, the total principal amount and market value of unfunded commitments totaled $22,383,000 and $22,402,000, respectively.

 (g) Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At the end of the period, the value of these securities amounted to $217,732,000 or 2.0% of net assets.

 (h) Non-income producing

 (i) Restricted securities (including private placements) - Investment in securities not registered under the Securities Act of 1933 (excluding 144A issues). At the end of the period, the value of restricted securities (excluding 144A issues) amounted to $258,000 or 0.0% of net assets.

 (j) Security is perpetual in nature with no stated maturity date.

 (k) Affiliated fund that is generally available only to investment companies and other accounts managed by Fidelity Investments. The rate quoted is the annualized seven-day yield of the fund at period end. A complete unaudited listing of the fund's holdings as of its most recent quarter end is available upon request. In addition, each Fidelity Central Fund's financial statements, which are not covered by the Fund's Report of Independent Registered Public Accounting Firm, are available on the SEC's website or upon request.

Additional information on each restricted holding is as follows:

Security	Acquisition Date	Acquisition Cost (000s)
Chesapeake Energy Corp.	2/10/21	$38

Affiliated Central Funds

Fiscal year to date information regarding the Fund's investments in Fidelity Central Funds, including the ownership percentage, is presented below.

Fund (Amounts in thousands)	Value, beginning of period	Purchases	Sales Proceeds	Dividend Income	Realized Gain/Loss	Change in Unrealized appreciation (depreciation)	Value, end of period	% ownership, end of period
Fidelity Cash Central Fund 0.06%	$431,917	$3,143,471	$2,352,970	$515	$(5)	$--	$1,222,413	2.0%
Total	$431,917	$3,143,471	$2,352,970	$515	$(5)	$--	$1,222,413

Amounts in the income column in the above table include any capital gain distributions from underlying funds, which are presented in the corresponding line-item in the Statement of Operations, if applicable.

Investment Valuation

The following is a summary of the inputs used, as of October 31, 2021, involving the Fund's assets and liabilities carried at fair value. The inputs or methodology used for valuing securities may not be an indication of the risk associated with investing in those securities. For more information on valuation inputs, and their aggregation into the levels used below, please refer to the Investment Valuation section in the accompanying Notes to Financial Statements.

	Valuation Inputs at Reporting Date:
Description	Total	Level 1	Level 2	Level 3
(Amounts in thousands)
Investments in Securities:
Equities:
Communication Services	$400	$--	$400	$--
Consumer Discretionary	9,765	--	--	9,765
Energy	131,110	123,864	--	7,246
Financials	28,572	--	--	28,572
Industrials	16,557	--	--	16,557
Information Technology	293	--	--	293
Utilities	10,618	--	--	10,618
Bank Loan Obligations	9,632,195	--	9,467,096	165,099
Corporate Bonds	299,666	--	227,320	72,346
Preferred Securities	6,765	--	6,765	--
Money Market Funds	1,222,413	1,222,413	--	--
Total Investments in Securities:	$11,358,354	$1,346,277	$9,701,581	$310,496

The following is a reconciliation of Investments in Securities for which Level 3 inputs were used in determining value:

(Amounts in thousands)
Investments in Securities:
Bank Loan Obligations
Beginning Balance	$71,029
Net Realized Gain (Loss) on Investment Securities	(3,878)
Net Unrealized Gain (Loss) on Investment Securities	6,050
Cost of Purchases	136,825
Proceeds of Sales	(19,271)
Amortization/Accretion	(29)
Transfers into Level 3	--
Transfers out of Level 3	(25,627)
Ending Balance	$165,099
The change in unrealized gain (loss) for the period attributable to Level 3 securities held at October 31, 2021	$1,872
Other Investments in Securities
Beginning Balance	$60,561
Net Realized Gain (Loss) on Investment Securities	(35,729)
Net Unrealized Gain (Loss) on Investment Securities	68,522
Cost of Purchases	73,581
Proceeds of Sales	(21,554)
Amortization/Accretion	16
Transfers into Level 3	--
Transfers out of Level 3	--
Ending Balance	$145,397
The change in unrealized gain (loss) for the period attributable to Level 3 securities held at October 31, 2021	$33,416

The information used in the above reconciliations represents fiscal year to date activity for any Investments in Securities identified as using Level 3 inputs at either the beginning or the end of the current fiscal period. Cost of purchases and proceeds of sales may include securities received and/or delivered through in-kind transactions. Transfers in or out of Level 3 represent the beginning value of any Security or Instrument where a change in the pricing level occurred from the beginning to the end of the period. The cost of purchases and the proceeds of sales may include securities received or delivered through corporate actions or exchanges. Realized and unrealized gains (losses) disclosed in the reconciliations are included in Net Gain (Loss) on the Fund's Statement of Operations.

Other Information

Distribution of investments by country or territory of incorporation, as a percentage of Total Net Assets, is as follows (Unaudited):

United States of America	88.7%
Luxembourg	5.6%
Canada	1.1%
Others (Individually Less Than 1%)	4.6%
100.0%

See accompanying notes which are an integral part of the financial statements.

Financial Statements

Statement of Assets and Liabilities

Amounts in thousands (except per-share amounts)		October 31, 2021
Assets
Investment in securities, at value — See accompanying schedule: Unaffiliated issuers (cost $10,064,290)	$10,135,941
Fidelity Central Funds (cost $1,222,389)	1,222,413
Total Investment in Securities (cost $11,286,679)		$11,358,354
Cash		15,338
Receivable for investments sold		67,374
Receivable for fund shares sold		15,897
Dividends receivable		3
Interest receivable		27,620
Distributions receivable from Fidelity Central Funds		60
Prepaid expenses		12
Other receivables		337
Total assets		11,484,995
Liabilities
Payable for investments purchased	$731,859
Payable for fund shares redeemed	11,370
Distributions payable	4,278
Accrued management fee	4,739
Distribution and service plan fees payable	212
Other affiliated payables	970
Other payables and accrued expenses	479
Total liabilities		753,907
Net Assets		$10,731,088
Net Assets consist of:
Paid in capital		$11,635,111
Total accumulated earnings (loss)		(904,023)
Net Assets		$10,731,088
Net Asset Value and Maximum Offering Price
Class A:
Net Asset Value and redemption price per share ($523,136 ÷ 54,904 shares)(a)		$9.53
Maximum offering price per share (100/97.25 of $9.53)		$9.80
Class M:
Net Asset Value and redemption price per share ($64,763 ÷ 6,807 shares)(a)		$9.51
Maximum offering price per share (100/97.25 of $9.51)		$9.78
Class C:
Net Asset Value and offering price per share ($108,738 ÷ 11,414 shares)(a)		$9.53
Fidelity Floating Rate High Income Fund:
Net Asset Value, offering price and redemption price per share ($6,418,533 ÷ 674,527 shares)		$9.52
Class I:
Net Asset Value, offering price and redemption price per share ($1,166,925 ÷ 122,738 shares)		$9.51
Class Z:
Net Asset Value, offering price and redemption price per share ($2,448,993 ÷ 257,454 shares)		$9.51

 (a) Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.

See accompanying notes which are an integral part of the financial statements.

Statement of Operations

Amounts in thousands		Year ended October 31, 2021
Investment Income
Dividends		$17,295
Interest		326,667
Income from Fidelity Central Funds		515
Total income		344,477
Expenses
Management fee	$45,401
Transfer agent fees	8,357
Distribution and service plan fees	2,628
Accounting fees and expenses	1,502
Custodian fees and expenses	86
Independent trustees' fees and expenses	31
Registration fees	396
Audit	95
Legal	10
Miscellaneous	38
Total expenses before reductions	58,544
Expense reductions	(115)
Total expenses after reductions		58,429
Net investment income (loss)		286,048
Realized and Unrealized Gain (Loss)
Net realized gain (loss) on:
Investment securities:
Unaffiliated issuers	(169,996)
Fidelity Central Funds	(5)
Total net realized gain (loss)		(170,001)
Change in net unrealized appreciation (depreciation) on investment securities		577,324
Net gain (loss)		407,323
Net increase (decrease) in net assets resulting from operations		$693,371

See accompanying notes which are an integral part of the financial statements.

Statement of Changes in Net Assets

Amounts in thousands	Year ended October 31, 2021	Year ended October 31, 2020
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$286,048	$340,622
Net realized gain (loss)	(170,001)	(391,223)
Change in net unrealized appreciation (depreciation)	577,324	(206,496)
Net increase (decrease) in net assets resulting from operations	693,371	(257,097)
Distributions to shareholders	(262,025)	(347,649)
Share transactions - net increase (decrease)	3,713,474	(2,459,769)
Total increase (decrease) in net assets	4,144,820	(3,064,515)
Net Assets
Beginning of period	6,586,268	9,650,783
End of period	$10,731,088	$6,586,268

See accompanying notes which are an integral part of the financial statements.

Financial Highlights

Fidelity Advisor Floating Rate High Income Fund Class A

Years ended October 31,	2021	2020	2019	2018	2017
Selected Per–Share Data
Net asset value, beginning of period	$8.98	$9.39	$9.61	$9.67	$9.60
Income from Investment Operations
Net investment income (loss)A	.298	.362	.461	.398	.360
Net realized and unrealized gain (loss)	.525	(.411)	(.216)	(.056)	.056
Total from investment operations	.823	(.049)	.245	.342	.416
Distributions from net investment income	(.273)	(.361)	(.465)	(.398)	(.346)
Distributions from net realized gain	–	–	–	(.004)	–
Total distributions	(.273)	(.361)	(.465)	(.402)	(.346)
Redemption fees added to paid in capitalA	–	–	–	–B	–B
Net asset value, end of period	$9.53	$8.98	$9.39	$9.61	$9.67
Total ReturnC,D	9.24%	(.45)%	2.63%	3.60%	4.40%
Ratios to Average Net AssetsE,F
Expenses before reductions	.98%	.98%	.98%	.98%	.99%
Expenses net of fee waivers, if any	.98%	.98%	.98%	.98%	.98%
Expenses net of all reductions	.97%	.98%	.98%	.98%	.98%
Net investment income (loss)	3.18%	4.01%	4.86%	4.13%	3.72%
Supplemental Data
Net assets, end of period (in millions)	$523	$411	$546	$598	$585
Portfolio turnover rateG	31%	37%	22%	47%	68%

 A Calculated based on average shares outstanding during the period.

 B Amount represents less than $.0005 per share.

 C Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

 D Total returns do not include the effect of the sales charges.

 E Fees and expenses of any underlying mutual funds or exchange-traded funds (ETFs) are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of these expenses. For additional expense information related to investments in Fidelity Central Funds, please refer to the "Investments in Fidelity Central Funds" note found in the Notes to Financial Statements section of the most recent Annual or Semi-Annual report.

 F Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed, waived, or reduced through arrangements with the investment adviser, brokerage services, or other offset arrangements, if applicable, and do not represent the amount paid by the class during periods when reimbursements, waivers or reductions occur.

 G Amount does not include the portfolio activity of any underlying mutual funds or exchange-traded funds (ETFs).

See accompanying notes which are an integral part of the financial statements.

Fidelity Advisor Floating Rate High Income Fund Class M

Years ended October 31,	2021	2020	2019	2018	2017
Selected Per–Share Data
Net asset value, beginning of period	$8.97	$9.38	$9.59	$9.65	$9.58
Income from Investment Operations
Net investment income (loss)A	.297	.361	.460	.396	.356
Net realized and unrealized gain (loss)	.514	(.411)	(.206)	(.055)	.057
Total from investment operations	.811	(.050)	.254	.341	.413
Distributions from net investment income	(.271)	(.360)	(.464)	(.397)	(.343)
Distributions from net realized gain	–	–	–	(.004)	–
Total distributions	(.271)	(.360)	(.464)	(.401)	(.343)
Redemption fees added to paid in capitalA	–	–	–	–B	–B
Net asset value, end of period	$9.51	$8.97	$9.38	$9.59	$9.65
Total ReturnC,D	9.12%	(.46)%	2.72%	3.59%	4.37%
Ratios to Average Net AssetsE,F
Expenses before reductions	.99%	1.00%	.99%	.99%	1.01%
Expenses net of fee waivers, if any	.99%	1.00%	.99%	.99%	1.01%
Expenses net of all reductions	.99%	.99%	.99%	.99%	1.01%
Net investment income (loss)	3.16%	4.00%	4.86%	4.11%	3.69%
Supplemental Data
Net assets, end of period (in millions)	$65	$58	$84	$102	$137
Portfolio turnover rateG	31%	37%	22%	47%	68%

 A Calculated based on average shares outstanding during the period.

 B Amount represents less than $.0005 per share.

 C Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

 D Total returns do not include the effect of the sales charges.

 E Fees and expenses of any underlying mutual funds or exchange-traded funds (ETFs) are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of these expenses. For additional expense information related to investments in Fidelity Central Funds, please refer to the "Investments in Fidelity Central Funds" note found in the Notes to Financial Statements section of the most recent Annual or Semi-Annual report.

 F Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed, waived, or reduced through arrangements with the investment adviser, brokerage services, or other offset arrangements, if applicable, and do not represent the amount paid by the class during periods when reimbursements, waivers or reductions occur.

 G Amount does not include the portfolio activity of any underlying mutual funds or exchange-traded funds (ETFs).

See accompanying notes which are an integral part of the financial statements.

Fidelity Advisor Floating Rate High Income Fund Class C

Years ended October 31,	2021	2020	2019	2018	2017
Selected Per–Share Data
Net asset value, beginning of period	$8.98	$9.39	$9.61	$9.67	$9.59
Income from Investment Operations
Net investment income (loss)A	.228	.295	.392	.325	.286
Net realized and unrealized gain (loss)	.524	(.411)	(.218)	(.056)	.067
Total from investment operations	.752	(.116)	.174	.269	.353
Distributions from net investment income	(.202)	(.294)	(.394)	(.325)	(.273)
Distributions from net realized gain	–	–	–	(.004)	–
Total distributions	(.202)	(.294)	(.394)	(.329)	(.273)
Redemption fees added to paid in capitalA	–	–	–	–B	–B
Net asset value, end of period	$9.53	$8.98	$9.39	$9.61	$9.67
Total ReturnC,D	8.42%	(1.19)%	1.86%	2.83%	3.73%
Ratios to Average Net AssetsE,F
Expenses before reductions	1.73%	1.74%	1.73%	1.73%	1.74%
Expenses net of fee waivers, if any	1.73%	1.74%	1.73%	1.73%	1.74%
Expenses net of all reductions	1.73%	1.74%	1.73%	1.73%	1.74%
Net investment income (loss)	2.42%	3.26%	4.11%	3.36%	2.96%
Supplemental Data
Net assets, end of period (in millions)	$109	$156	$261	$464	$523
Portfolio turnover rateG	31%	37%	22%	47%	68%

 A Calculated based on average shares outstanding during the period.

 B Amount represents less than $.0005 per share.

 C Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

 D Total returns do not include the effect of the contingent deferred sales charge.

 E Fees and expenses of any underlying mutual funds or exchange-traded funds (ETFs) are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of these expenses. For additional expense information related to investments in Fidelity Central Funds, please refer to the "Investments in Fidelity Central Funds" note found in the Notes to Financial Statements section of the most recent Annual or Semi-Annual report.

 F Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed, waived, or reduced through arrangements with the investment adviser, brokerage services, or other offset arrangements, if applicable, and do not represent the amount paid by the class during periods when reimbursements, waivers or reductions occur.

 G Amount does not include the portfolio activity of any underlying mutual funds or exchange-traded funds (ETFs).

See accompanying notes which are an integral part of the financial statements.

Fidelity Advisor Floating Rate High Income Fund

Years ended October 31,	2021	2020	2019	2018	2017
Selected Per–Share Data
Net asset value, beginning of period	$8.97	$9.38	$9.60	$9.65	$9.58
Income from Investment Operations
Net investment income (loss)A	.326	.391	.490	.426	.386
Net realized and unrealized gain (loss)	.525	(.413)	(.218)	(.046)	.057
Total from investment operations	.851	(.022)	.272	.380	.443
Distributions from net investment income	(.301)	(.388)	(.492)	(.426)	(.373)
Distributions from net realized gain	–	–	–	(.004)	–
Total distributions	(.301)	(.388)	(.492)	(.430)	(.373)
Redemption fees added to paid in capitalA	–	–	–	–B	–B
Net asset value, end of period	$9.52	$8.97	$9.38	$9.60	$9.65
Total ReturnC	9.58%	(.15)%	2.93%	4.01%	4.70%
Ratios to Average Net AssetsD,E
Expenses before reductions	.67%	.68%	.68%	.69%	.70%
Expenses net of fee waivers, if any	.67%	.68%	.68%	.68%	.69%
Expenses net of all reductions	.67%	.68%	.68%	.68%	.69%
Net investment income (loss)	3.48%	4.32%	5.16%	4.44%	4.01%
Supplemental Data
Net assets, end of period (in millions)	$6,419	$4,640	$7,130	$9,221	$7,368
Portfolio turnover rateF	31%	37%	22%	47%	68%

 A Calculated based on average shares outstanding during the period.

 B Amount represents less than $.0005 per share.

 C Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

 D Fees and expenses of any underlying mutual funds or exchange-traded funds (ETFs) are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of these expenses. For additional expense information related to investments in Fidelity Central Funds, please refer to the "Investments in Fidelity Central Funds" note found in the Notes to Financial Statements section of the most recent Annual or Semi-Annual report.

 E Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed, waived, or reduced through arrangements with the investment adviser, brokerage services, or other offset arrangements, if applicable, and do not represent the amount paid by the class during periods when reimbursements, waivers or reductions occur.

 F Amount does not include the portfolio activity of any underlying mutual funds or exchange-traded funds (ETFs).

See accompanying notes which are an integral part of the financial statements.

Fidelity Advisor Floating Rate High Income Fund Class I

Years ended October 31,	2021	2020	2019	2018	2017
Selected Per–Share Data
Net asset value, beginning of period	$8.96	$9.37	$9.59	$9.65	$9.58
Income from Investment Operations
Net investment income (loss)A	.321	.388	.486	.419	.380
Net realized and unrealized gain (loss)	.525	(.414)	(.218)	(.056)	.058
Total from investment operations	.846	(.026)	.268	.363	.438
Distributions from net investment income	(.296)	(.384)	(.488)	(.419)	(.368)
Distributions from net realized gain	–	–	–	(.004)	–
Total distributions	(.296)	(.384)	(.488)	(.423)	(.368)
Redemption fees added to paid in capitalA	–	–	–	–B	–B
Net asset value, end of period	$9.51	$8.96	$9.37	$9.59	$9.65
Total ReturnC	9.54%	(.20)%	2.88%	3.84%	4.64%
Ratios to Average Net AssetsD,E
Expenses before reductions	.72%	.73%	.74%	.75%	.75%
Expenses net of fee waivers, if any	.72%	.72%	.74%	.75%	.75%
Expenses net of all reductions	.72%	.72%	.73%	.75%	.75%
Net investment income (loss)	3.43%	4.27%	5.11%	4.36%	3.95%
Supplemental Data
Net assets, end of period (in millions)	$1,167	$681	$1,190	$2,243	$2,120
Portfolio turnover rateF	31%	37%	22%	47%	68%

 A Calculated based on average shares outstanding during the period.

 B Amount represents less than $.0005 per share.

 C Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

 D Fees and expenses of any underlying mutual funds or exchange-traded funds (ETFs) are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of these expenses. For additional expense information related to investments in Fidelity Central Funds, please refer to the "Investments in Fidelity Central Funds" note found in the Notes to Financial Statements section of the most recent Annual or Semi-Annual report.

 E Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed, waived, or reduced through arrangements with the investment adviser, brokerage services, or other offset arrangements, if applicable, and do not represent the amount paid by the class during periods when reimbursements, waivers or reductions occur.

 F Amount does not include the portfolio activity of any underlying mutual funds or exchange-traded funds (ETFs).

See accompanying notes which are an integral part of the financial statements.

Fidelity Advisor Floating Rate High Income Fund Class Z

Years ended October 31,	2021	2020	2019	2018 A
Selected Per–Share Data
Net asset value, beginning of period	$8.97	$9.37	$9.59	$9.65
Income from Investment Operations
Net investment income (loss)B	.329	.388	.484	.051
Net realized and unrealized gain (loss)	.516	(.396)	(.207)	(.076)
Total from investment operations	.845	(.008)	.277	(.025)
Distributions from net investment income	(.305)	(.392)	(.497)	(.035)
Distributions from net realized gain	–	–	–	–
Total distributions	(.305)	(.392)	(.497)	(.035)
Redemption fees added to paid in capitalB	–	–	–	–
Net asset value, end of period	$9.51	$8.97	$9.37	$9.59
Total ReturnC,D	9.52%	.01%	2.98%	(.26)%
Ratios to Average Net AssetsE,F
Expenses before reductions	.62%	.63%	.63%	.62%G
Expenses net of fee waivers, if any	.62%	.63%	.62%	.62%G
Expenses net of all reductions	.62%	.63%	.62%	.62%G
Net investment income (loss)	3.53%	4.37%	5.22%	7.64%G
Supplemental Data
Net assets, end of period (in millions)	$2,449	$641	$439	$16
Portfolio turnover rateH	31%	37%	22%	47%

 A For the period October 2, 2018 (commencement of sale of shares) through October 31, 2018.

 B Calculated based on average shares outstanding during the period.

 C Total returns for periods of less than one year are not annualized.

 D Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

 E Fees and expenses of any underlying mutual funds or exchange-traded funds (ETFs) are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of these expenses. For additional expense information related to investments in Fidelity Central Funds, please refer to the "Investments in Fidelity Central Funds" note found in the Notes to Financial Statements section of the most recent Annual or Semi-Annual report.

 F Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed, waived, or reduced through arrangements with the investment adviser, brokerage services, or other offset arrangements, if applicable, and do not represent the amount paid by the class during periods when reimbursements, waivers or reductions occur.

 G Annualized

 H Amount does not include the portfolio activity of any underlying mutual funds or exchange-traded funds (ETFs).

See accompanying notes which are an integral part of the financial statements.

Notes to Financial Statements

For the period ended October 31, 2021
(Amounts in thousands except percentages)

1. Organization.

Fidelity Advisor Floating Rate High Income Fund (the Fund) is a fund of Fidelity Advisor Series I (the Trust) and is authorized to issue an unlimited number of shares. The Trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Massachusetts business trust. The Fund offers Class A, Class M, Class C, Fidelity Floating Rate High Income Fund, Class I and Class Z shares, each of which has equal rights as to assets and voting privileges. Each class has exclusive voting rights with respect to matters that affect that class. Effective June 21, 2021, Class C shares will automatically convert to Class A shares after a holding period of eight years from the initial date of purchase, with certain exceptions. Prior to June 21, 2021, Class C shares automatically converted to Class A shares after a holding period of ten years from the initial date of purchase, with certain exceptions.

2. Investments in Fidelity Central Funds.

Funds may invest in Fidelity Central Funds, which are open-end investment companies generally available only to other investment companies and accounts managed by the investment adviser and its affiliates. The Schedule of Investments lists any Fidelity Central Funds held as an investment as of period end, but does not include the underlying holdings of each Fidelity Central Fund. An investing fund indirectly bears its proportionate share of the expenses of the underlying Fidelity Central Funds.

Based on its investment objective, each Fidelity Central Fund may invest or participate in various investment vehicles or strategies that are similar to those of the investing fund. These strategies are consistent with the investment objectives of the investing fund and may involve certain economic risks which may cause a decline in value of each of the Fidelity Central Funds and thus a decline in the value of the investing fund.

Fidelity Central Fund	Investment Manager	Investment Objective	Investment Practices	Expense Ratio(a)
Fidelity Money Market Central Funds	Fidelity Management & Research Company LLC (FMR)	Each fund seeks to obtain a high level of current income consistent with the preservation of capital and liquidity.	Short-term Investments	Less than .005%

 (a) Expenses expressed as a percentage of average net assets and are as of each underlying Central Fund's most recent annual or semi-annual shareholder report.

A complete unaudited list of holdings for each Fidelity Central Fund is available upon request or at the Securities and Exchange Commission website at www.sec.gov. In addition, the financial statements of the Fidelity Central Funds which contain the significant accounting policies (including investment valuation policies) of those funds, and are not covered by the Report of Independent Registered Public Accounting Firm, are available on the Securities and Exchange Commission website or upon request.

3. Significant Accounting Policies.

The Fund is an investment company and applies the accounting and reporting guidance of the Financial Accounting Standards Board (FASB) Accounting Standards Codification Topic 946 Financial Services - Investment Companies. The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America (GAAP), which require management to make certain estimates and assumptions at the date of the financial statements. Actual results could differ from those estimates. Subsequent events, if any, through the date that the financial statements were issued have been evaluated in the preparation of the financial statements. The Fund's Schedule of Investments lists any underlying mutual funds or exchange-traded funds (ETFs) but does not include the underlying holdings of these funds. The following summarizes the significant accounting policies of the Fund:

Investment Valuation. Investments are valued as of 4:00 p.m. Eastern time on the last calendar day of the period. The Board of Trustees (the Board) has delegated the day to day responsibility for the valuation of the Fund's investments to the Fair Value Committee (the Committee) established by the Fund's investment adviser. In accordance with valuation policies and procedures approved by the Board, the Fund attempts to obtain prices from one or more third party pricing vendors or brokers to value its investments. When current market prices, quotations or currency exchange rates are not readily available or reliable, investments will be fair valued in good faith by the Committee, in accordance with procedures adopted by the Board. Factors used in determining fair value vary by investment type and may include market or investment specific events, changes in interest rates and credit quality. The frequency with which these procedures are used cannot be predicted and they may be utilized to a significant extent. The Committee oversees the Fund's valuation policies and procedures and reports to the Board on the Committee's activities and fair value determinations. The Board monitors the appropriateness of the procedures used in valuing the Fund's investments and ratifies the fair value determinations of the Committee.

The Fund categorizes the inputs to valuation techniques used to value its investments into a disclosure hierarchy consisting of three levels as shown below:

  Level 1 – quoted prices in active markets for identical investments
  Level 2 – other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, etc.)
  Level 3 – unobservable inputs (including the Fund's own assumptions based on the best information available)

Valuation techniques used to value the Fund's investments by major category are as follows:

Debt securities, including restricted securities, are valued based on evaluated prices received from third party pricing vendors or from brokers who make markets in such securities. Corporate bonds, bank loan obligations and preferred securities are valued by pricing vendors who utilize matrix pricing which considers yield or price of bonds of comparable quality, coupon, maturity and type or by broker-supplied prices. When independent prices are unavailable or unreliable, debt securities may be valued utilizing pricing methodologies which consider similar factors that would be used by third party pricing vendors. Debt securities are generally categorized as Level 2 in the hierarchy but may be Level 3 depending on the circumstances. The Fund invests a significant portion of its assets in below investment grade securities. The value of these securities can be more volatile due to changes in the credit quality of the issuer and is sensitive to changes in economic, market and regulatory conditions.

Equity securities, including restricted securities, for which market quotations are readily available, are valued at the last reported sale price or official closing price as reported by a third party pricing vendor on the primary market or exchange on which they are traded and are categorized as Level 1 in the hierarchy. In the event there were no sales during the day or closing prices are not available, securities are valued at the last quoted bid price or may be valued using the last available price and are generally categorized as Level 2 in the hierarchy. For equity securities, including restricted securities, where observable inputs are limited, assumptions about market activity and risk are used and these securities may be categorized as Level 3 in the hierarchy. Securities, including private placements or other restricted securities, for which observable inputs are not available are valued using alternate valuation approaches, including the market approach, the income approach and cost approach, and are categorized as Level 3 in the hierarchy. The market approach considers factors including the price of recent investments in the same or a similar security or financial metrics of comparable securities. The income approach considers factors including expected future cash flows, security specific risks and corresponding discount rates. The cost approach considers factors including the value of the security's underlying assets and liabilities.

Investments in open-end mutual funds, including the Fidelity Central Funds, are valued at their closing net asset value (NAV) each business day and are categorized as Level 1 in the hierarchy.

The following provides information on Level 3 securities held by the Fund that were valued at period end based on unobservable inputs. These amounts exclude valuations provided by a broker.

Asset Type	Fair Value	Valuation Technique(s)	Unobservable Input	Amount or Range/Weighted Average	Impact to Valuation from an Increase in Input(a)
Equities	$73,051	Market comparable	Discount rate	45.0%	Decrease
			Enterprise value/EBITDA multiple (EV/EBITDA)	3.9 – 8.9 / 6.7	Increase
			Strike price	$31.17	Increase
		Recovery value	Recovery value	0.0% - 1.0% / 1.0%	Increase
		Market approach	Transaction price	$89.75	Increase
			Parity price	$29.16	Increase
		Indictive market price	Bid price	$18.00 - $335.00 / $207.02	Increase
Corporate Bonds	$72,346	Market approach	Transaction price	$98.04	Increase
		Indictive market price	Evaluated bid	$100.00	Increase
Bank Loan Obligations	$165,099	Market approach	Transaction price	$97.50	Increase
			Parity price	$96.00	Increase
		Indictive market price	Evaluated bid	$93.00 - $100.25 / $99.61	Increase
			Bid price	$102.00	Increase

 (a) Represents the directional change in the fair value of the Level 3 investments that could have resulted from an increase in the corresponding input as of period end. A decrease to the unobservable input would have had the opposite effect. Significant changes in these inputs may have resulted in a significantly higher or lower fair value measurement at period end.

Changes in valuation techniques may result in transfers in or out of an assigned level within the disclosure hierarchy. The aggregate value of investments by input level as of October 31, 2021, as well as a roll forward of Level 3 investments, is included at the end of the Fund's Schedule of Investments.

Investment Transactions and Income. For financial reporting purposes, the Fund's investment holdings and NAV include trades executed through the end of the last business day of the period. The NAV per share for processing shareholder transactions is calculated as of the close of business of the New York Stock Exchange (NYSE), normally 4:00 p.m. Eastern time and includes trades executed through the end of the prior business day. Gains and losses on securities sold are determined on the basis of identified cost. Commissions paid to certain brokers with whom the investment adviser, or its affiliates, places trades on behalf of a fund include an amount in addition to trade execution, which may be rebated back to a fund. Any such rebates are included in net realized gain (loss) on investments in the Statement of Operations. Dividend income is recorded on the ex-dividend date, except for certain dividends from foreign securities where the ex-dividend date may have passed, which are recorded as soon as the Fund is informed of the ex-dividend date. Non-cash dividends included in dividend income, if any, are recorded at the fair market value of the securities received. Income and capital gain distributions from Fidelity Central Funds, if any, are recorded on the ex-dividend date. Certain distributions received by the Fund represent a return of capital or capital gain. The Fund determines the components of these distributions subsequent to the ex-dividend date, based upon receipt of tax filings or other correspondence relating to the underlying investment. These distributions are recorded as a reduction of cost of investments and/or as a realized gain. Interest income is accrued as earned and includes coupon interest and amortization of premium and accretion of discount on debt securities as applicable. Investment income is recorded net of foreign taxes withheld where recovery of such taxes is uncertain. Debt obligations may be placed on non-accrual status and related interest income may be reduced by ceasing current accruals and writing off interest receivables when the collection of all or a portion of interest has become doubtful based on consistently applied procedures. A debt obligation is removed from non-accrual status when the issuer resumes interest payments or when collectability of interest is reasonably assured. The Fund earns certain fees in connection with its floating rate loan purchasing activities. These fees are in addition to interest payments earned and may include amendment fees, consent fees and prepayment fees. These fees are recorded as Interest in the accompanying financial statements.

Class Allocations and Expenses. Investment income, realized and unrealized capital gains and losses, common expenses of a fund, and certain fund-level expense reductions, if any, are allocated daily on a pro-rata basis to each class based on the relative net assets of each class to the total net assets of a fund. Each class differs with respect to transfer agent and distribution and service plan fees incurred, as applicable. Certain expense reductions may also differ by class, if applicable. For the reporting period, the allocated portion of income and expenses to each class as a percent of its average net assets may vary due to the timing of recording these transactions in relation to fluctuating net assets of the classes. Expenses directly attributable to a fund are charged to that fund. Expenses attributable to more than one fund are allocated among the respective funds on the basis of relative net assets or other appropriate methods. Expenses included in the accompanying financial statements reflect the expenses of that fund and do not include any expenses associated with any underlying mutual funds or exchange-traded funds. Although not included in a fund's expenses, a fund indirectly bears its proportionate share of these expenses through the net asset value of each underlying mutual fund or exchange-traded fund. Expense estimates are accrued in the period to which they relate and adjustments are made when actual amounts are known.

Deferred Trustee Compensation. Under a Deferred Compensation Plan (the Plan) for certain Funds, certain independent Trustees have elected to defer receipt of a portion of their annual compensation. Deferred amounts are invested in affiliated mutual funds, are marked-to-market and remain in a fund until distributed in accordance with the Plan. The investment of deferred amounts and the offsetting payable to the Trustees presented below are included in the accompanying Statement of Assets and Liabilities in other receivables and other payables and accrued expenses, as applicable.

Fidelity Advisor Floating Rate High Income Fund	$338

Income Tax Information and Distributions to Shareholders. Each year, the Fund intends to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code, including distributing substantially all of its taxable income and realized gains. As a result, no provision for U.S. Federal income taxes is required. As of October 31, 2021, the Fund did not have any unrecognized tax benefits in the financial statements; nor is the Fund aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months. The Fund files a U.S. federal tax return, in addition to state and local tax returns as required. The Fund's federal income tax returns are subject to examination by the Internal Revenue Service (IRS) for a period of three fiscal years after they are filed. State and local tax returns may be subject to examination for an additional fiscal year depending on the jurisdiction. Foreign taxes are provided for based on the Fund's understanding of the tax rules and rates that exist in the foreign markets in which it invests.

Distributions are declared and recorded daily and paid monthly from net investment income. Distributions from realized gains, if any, are declared and recorded on the ex-dividend date. Income and capital gain distributions are declared separately for each class. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP.

Capital accounts within the financial statements are adjusted for permanent book-tax differences. These adjustments have no impact on net assets or the results of operations. Capital accounts are not adjusted for temporary book-tax differences which will reverse in a subsequent period.

Book-tax differences are primarily due to foreign currency transactions, market discount, deferred trustees compensation, capital loss carryforwards and losses deferred due to wash sales.

As of period end, the cost and unrealized appreciation (depreciation) in securities, and derivatives if applicable, for federal income tax purposes were as follows:

Gross unrealized appreciation	$204,159
Gross unrealized depreciation	(116,256)
Net unrealized appreciation (depreciation)	$87,903
Tax Cost	$11,270,451

The tax-based components of distributable earnings as of period end were as follows:

Undistributed ordinary income	$14,455
Capital loss carryforward	$(1,006,379)
Net unrealized appreciation (depreciation) on securities and other investments	$87,903

Capital loss carryforwards are only available to offset future capital gains of the Fund to the extent provided by regulations and may be limited. The capital loss carryforward information presented below, including any applicable limitation, is estimated as of fiscal period end and is subject to adjustment.

No expiration
Short-term	$(46,441)
Long-term	(959,938)
Total capital loss carryforward	$(1,006,379)

The tax character of distributions paid was as follows:

	October 31, 2021	October 31, 2020
Ordinary Income	$262,025	$ 347,649

Restricted Securities (including Private Placements). Funds may invest in securities that are subject to legal or contractual restrictions on resale. These securities generally may be resold in transactions exempt from registration or to the public if the securities are registered. Disposal of these securities may involve time-consuming negotiations and expense, and prompt sale at an acceptable price may be difficult. Information regarding restricted securities held at period end is included at the end of the Schedule of Investments, if applicable.

Loans and Other Direct Debt Instruments. Direct debt instruments are interests in amounts owed to lenders by corporate or other borrowers. These instruments may be in the form of loans, trade claims or other receivables and may include standby financing commitments such as revolving credit facilities that obligate a fund to supply additional cash to the borrower on demand. Loans may be acquired through assignment, participation, or may be made directly to a borrower. Such instruments are presented in the Bank Loan Obligations section in the Schedule of Investments. Certain funds may also invest in unfunded loan commitments, which are contractual obligations for future funding. Information regarding unfunded commitments is included at the end of the Schedule of Investments, if applicable.

Commitments. A commitment is an agreement to acquire an investment at a future date (subject to conditions) in connection with a potential public or non-public offering. The amount of commitments outstanding at period end are presented in the table below. These commitments are not included in the net assets of the fund at period end.

Commitment Amount
Fidelity Advisor Floating Rate High Income Fund	$101,200

New Accounting Pronouncement. In March 2020, the Financial Accounting Standards Board (FASB) issued an Accounting Standards Update (ASU), ASU 2020-04, which provides optional, temporary relief with respect to the financial reporting of contracts subject to certain types of modifications due to the planned discontinuation of the London Interbank Offered Rate (LIBOR) and other IBOR-based reference rates. The temporary relief provided by ASU 2020-04 is effective for certain reference rate-related contract modifications that occur during the period March 12, 2020 through December 31, 2022. Management is currently evaluating the potential impact of ASU 2020-04 to the financial statements.

4. Purchases and Sales of Investments.

Purchases and sales of securities, other than short-term securities and in-kind transactions, as applicable, are noted in the table below.

	Purchases ($)	Sales ($)
Fidelity Advisor Floating Rate High Income Fund	5,859,859	2,492,115

5. Fees and Other Transactions with Affiliates.

Management Fee. Fidelity Management & Research Company LLC (the investment adviser) and its affiliates provide the Fund with investment management related services for which the Fund pays a monthly management fee. The management fee is the sum of an individual fund fee rate that is based on an annual rate of .45% of the Fund's average net assets and an annualized group fee rate that averaged .10% during the period. The group fee rate is based upon the monthly average net assets of a group of registered investment companies with which the investment adviser has management contracts. The group fee rate decreases as assets under management increase and increases as assets under management decrease. For the reporting period, the total annual management fee rate was .55% of the Fund's average net assets.

Distribution and Service Plan Fees. In accordance with Rule 12b-1 of the 1940 Act, the Fund has adopted separate Distribution and Service Plans for each class of shares. Certain classes pay Fidelity Distributors Company LLC (FDC), an affiliate of the investment adviser, separate Distribution and Service Fees, each of which is based on an annual percentage of each class' average net assets. In addition, FDC may pay financial intermediaries for selling shares of the Fund and providing shareholder support services. For the period, the Distribution and Service Fee rates, total fees and amounts retained by FDC were as follows:

	Distribution Fee	Service Fee	Total Fees	Retained by FDC
Class A	-%	.25%	$1,145	$51
Class M	-%	.25%	152	–(a)
Class C	.75%	.25%	1,331	145
			$2,628	$196

 (a) Amount represents less than five hundred dollars.

Sales Load. FDC may receive a front-end sales charge of up to 2.75% for selling Class A shares and Class M shares, some of which is paid to financial intermediaries for selling shares of the Fund. Depending on the holding period, FDC may receive contingent deferred sales charges levied on Class A, Class M and Class C redemptions. The deferred sales charges are 1.00% for Class C shares, 1.00% or .50% for certain purchases of Class A shares and .25% for certain purchases of Class M shares.

For the period, sales charge amounts retained by FDC were as follows:

Retained by FDC
Class A	$26
Class M	3
Class C(a)	3
$32

 (a) When Class C shares are initially sold, FDC pays commissions from its own resources to financial intermediaries through which the sales are made.

Transfer Agent Fees. Fidelity Investments Institutional Operations Company LLC (FIIOC), an affiliate of the investment adviser, is the transfer, dividend disbursing and shareholder servicing agent for each class of the Fund. FIIOC receives account fees and asset-based fees that vary according to the account size and type of account of the shareholders of the respective classes of the Fund, except for Class Z. FIIOC receives an asset-based fee of Class Z's average net assets. FIIOC pays for typesetting, printing and mailing of shareholder reports, except proxy statements.

For the period, transfer agent fees for each applicable class were as follows:

	Amount	% of Class-Level Average Net Assets
Class A	$702.15
Class M	100.16
Class C	211.16
Fidelity Floating Rate High Income Fund	5,463.10
Class I	1,285.15
Class Z	596.05
	$8,357

Accounting Fees. Fidelity Service Company, Inc. (FSC), an affiliate of the investment adviser, maintains the Fund's accounting records. The accounting fee is based on the level of average net assets for each month. For the period, the fees were equivalent to the following annual rates:

% of Average Net Assets
Fidelity Advisor Floating Rate High Income Fund	.02

Brokerage Commissions. A portion of portfolio transactions were placed with brokerage firms which are affiliates of the investment adviser. Brokerage commissions are included in net realized gain (loss) and change in net unrealized appreciation (depreciation) in the Statement of Operations. The commissions paid to these affiliated firms were as follows:

Amount
Fidelity Advisor Floating Rate High Income Fund	$2

Interfund Trades. Funds may purchase from or sell securities to other Fidelity Funds under procedures adopted by the Board. The procedures have been designed to ensure these interfund trades are executed in accordance with Rule 17a-7 of the 1940 Act. Any interfund trades are included within the respective purchases and sales amounts shown in the Purchases and Sales of Investments note. Interfund trades during the period are noted in the table below.

	Purchases ($)	Sales ($)	Realized Gain (Loss) ($)
Fidelity Advisor Floating Rate High Income Fund	27,446	5,152	2,464

6. Committed Line of Credit.

Certain Funds participate with other funds managed by the investment adviser or an affiliate in a $4.25 billion credit facility (the "line of credit") to be utilized for temporary or emergency purposes to fund shareholder redemptions or for other short-term liquidity purposes. The participating funds have agreed to pay commitment fees on their pro-rata portion of the line of credit, which are reflected in Miscellaneous expenses on the Statement of Operations, and are listed below. During the period, there were no borrowings on this line of credit.

Amount
Fidelity Advisor Floating Rate High Income Fund	$14

7. Expense Reductions.

Through arrangements with the Fund's custodian, credits realized as a result of certain uninvested cash balances were used to reduce the Fund's expenses. During the period, custodian credits reduced the Fund's expenses by $35.

In addition, during the period the investment adviser or an affiliate reimbursed and/or waived a portion of fund-level operating expenses in the amount of $80.

8. Distributions to Shareholders.

Distributions to shareholders of each class were as follows:

	Year ended October 31, 2021	Year ended October 31, 2020
Fidelity Advisor Floating Rate High Income Fund
Distributions to shareholders
Class A	$13,267	$18,802
Class M	1,761	2,775
Class C	2,877	6,857
Fidelity Floating Rate High Income Fund	178,268	253,034
Class I	27,369	38,091
Class Z	38,483	28,090
Total	$262,025	$347,649

9. Share Transactions.

Share transactions for each class were as follows and may contain in-kind transactions, automatic conversions between classes or exchanges between affiliated funds:

	Shares	Shares	Dollars	Dollars
	Year ended October 31, 2021	Year ended October 31, 2020	Year ended October 31, 2021	Year ended October 31, 2020
Fidelity Advisor Floating Rate High Income Fund
Class A
Shares sold	20,167	11,192	$190,259	$100,989
Reinvestment of distributions	1,269	1,924	11,946	17,324
Shares redeemed	(12,255)	(25,508)	(115,048)	(224,787)
Net increase (decrease)	9,181	(12,392)	$87,157	$(106,474)
Class M
Shares sold	1,962	595	$18,498	$5,372
Reinvestment of distributions	182	297	1,705	2,669
Shares redeemed	(1,788)	(3,433)	(16,798)	(30,430)
Net increase (decrease)	356	(2,541)	$3,405	$(22,389)
Class C
Shares sold	3,220	1,875	$30,327	$16,901
Reinvestment of distributions	292	677	2,740	6,092
Shares redeemed	(9,520)	(12,928)	(89,576)	(114,771)
Net increase (decrease)	(6,008)	(10,376)	$(56,509)	$(91,778)
Fidelity Floating Rate High Income Fund
Shares sold	361,682	173,133	$3,407,183	$1,582,993
Reinvestment of distributions	16,141	23,409	151,730	210,589
Shares redeemed	(220,563)	(439,618)	(2,072,089)	(3,849,409)
Net increase (decrease)	157,260	(243,076)	$1,486,824	$(2,055,827)
Class I
Shares sold	77,284	23,400	$727,522	$210,368
Reinvestment of distributions	2,341	3,314	21,995	29,775
Shares redeemed	(32,876)	(77,779)	(308,238)	(698,438)
Net increase (decrease)	46,749	(51,065)	$441,279	$(458,295)
Class Z
Shares sold	202,807	93,772	$1,908,711	$867,188
Reinvestment of distributions	3,025	1,751	28,526	15,517
Shares redeemed	(19,814)	(70,892)	(185,919)	(607,711)
Net increase (decrease)	186,018	24,631	$1,751,318	$274,994

10. Other.

Fund's organizational documents provide former and current trustees and officers with a limited indemnification against liabilities arising in connection with the performance of their duties to the fund. In the normal course of business, the fund may also enter into contracts that provide general indemnifications. The fund's maximum exposure under these arrangements is unknown as this would be dependent on future claims that may be made against the fund. The risk of material loss from such claims is considered remote.

At the end of the period, the following mutual funds managed by the investment adviser or its affiliates were the owners of record of 10% or more of the total outstanding shares.

Strategic Advisers Fidelity Core Income Fund
Fidelity Advisor Floating Rate High Income Fund	10%

11. Coronavirus (COVID-19) Pandemic.

An outbreak of COVID-19 first detected in China during December 2019 has since spread globally and was declared a pandemic by the World Health Organization during March 2020. Developments that disrupt global economies and financial markets, such as the COVID-19 pandemic, may magnify factors that affect the Fund's performance.

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of Fidelity Advisor Series I and Shareholders of Fidelity Advisor Floating Rate High Income Fund

Opinion on the Financial Statements and Financial Highlights

We have audited the accompanying statement of assets and liabilities of Fidelity Advisor Floating Rate High Income Fund (the "Fund"), a fund of Fidelity Advisor Series I, including the schedule of investments, as of October 31, 2021, the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended, the financial highlights for each of the five years in the period then ended, and the related notes. In our opinion, the financial statements and financial highlights present fairly, in all material respects, the financial position of the Fund as of October 31, 2021, and the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on the Fund's financial statements and financial highlights based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement, whether due to error or fraud. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. As part of our audits we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements and financial highlights, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements and financial highlights. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements and financial highlights. Our procedures included confirmation of securities owned as of October 31, 2021, by correspondence with the custodian and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

/s/ Deloitte & Touche LLP

Boston, Massachusetts

December 15, 2021

We have served as the auditor of one or more of the Fidelity investment companies since 1999.

Trustees and Officers

The Trustees, Members of the Advisory Board (if any), and officers of the trust and fund, as applicable, are listed below. The Board of Trustees governs the fund and is responsible for protecting the interests of shareholders. The Trustees are experienced executives who meet periodically throughout the year to oversee the fund's activities, review contractual arrangements with companies that provide services to the fund, oversee management of the risks associated with such activities and contractual arrangements, and review the fund's performance.  Each of the Trustees oversees 318 funds.

The Trustees hold office without limit in time except that (a) any Trustee may resign; (b) any Trustee may be removed by written instrument, signed by at least two-thirds of the number of Trustees prior to such removal; (c) any Trustee who requests to be retired or who has become incapacitated by illness or injury may be retired by written instrument signed by a majority of the other Trustees; and (d) any Trustee may be removed at any special meeting of shareholders by a two-thirds vote of the outstanding voting securities of the trust.  Each Trustee who is not an interested person (as defined in the 1940 Act) of the trust and the fund is referred to herein as an Independent Trustee.  Each Independent Trustee shall retire not later than the last day of the calendar year in which his or her 75th birthday occurs.  The Independent Trustees may waive this mandatory retirement age policy with respect to individual Trustees.  Officers and Advisory Board Members hold office without limit in time, except that any officer or Advisory Board Member may resign or may be removed by a vote of a majority of the Trustees at any regular meeting or any special meeting of the Trustees. Except as indicated, each individual has held the office shown or other offices in the same company for the past five years.

The fund's Statement of Additional Information (SAI) includes more information about the Trustees. To request a free copy, call Fidelity at 1-800-544-8544 if you’re an individual investing directly with Fidelity, call 1-800-835-5092 if you’re a plan sponsor or participant with Fidelity as your recordkeeper or call 1-877-208-0098 on institutional accounts or if you’re an advisor or invest through one.

Experience, Skills, Attributes, and Qualifications of the Trustees. The Governance and Nominating Committee has adopted a statement of policy that describes the experience, qualifications, attributes, and skills that are necessary and desirable for potential Independent Trustee candidates (Statement of Policy). The Board believes that each Trustee satisfied at the time he or she was initially elected or appointed a Trustee, and continues to satisfy, the standards contemplated by the Statement of Policy. The Governance and Nominating Committee also engages professional search firms to help identify potential Independent Trustee candidates who have the experience, qualifications, attributes, and skills consistent with the Statement of Policy. From time to time, additional criteria based on the composition and skills of the current Independent Trustees, as well as experience or skills that may be appropriate in light of future changes to board composition, business conditions, and regulatory or other developments, have also been considered by the professional search firms and the Governance and Nominating Committee. In addition, the Board takes into account the Trustees' commitment and participation in Board and committee meetings, as well as their leadership of standing and ad hoc committees throughout their tenure.

In determining that a particular Trustee was and continues to be qualified to serve as a Trustee, the Board has considered a variety of criteria, none of which, in isolation, was controlling. The Board believes that, collectively, the Trustees have balanced and diverse experience, qualifications, attributes, and skills, which allow the Board to operate effectively in governing the fund and protecting the interests of shareholders. Information about the specific experience, skills, attributes, and qualifications of each Trustee, which in each case led to the Board's conclusion that the Trustee should serve (or continue to serve) as a trustee of the fund, is provided below.

Board Structure and Oversight Function. Robert A. Lawrence is an interested person and currently serves as Acting Chairman. The Trustees have determined that an interested Chairman is appropriate and benefits shareholders because an interested Chairman has a personal and professional stake in the quality and continuity of services provided to the fund. Independent Trustees exercise their informed business judgment to appoint an individual of their choosing to serve as Chairman, regardless of whether the Trustee happens to be independent or a member of management. The Independent Trustees have determined that they can act independently and effectively without having an Independent Trustee serve as Chairman and that a key structural component for assuring that they are in a position to do so is for the Independent Trustees to constitute a substantial majority for the Board. The Independent Trustees also regularly meet in executive session. David M. Thomas serves as Lead Independent Trustee and as such (i) acts as a liaison between the Independent Trustees and management with respect to matters important to the Independent Trustees and (ii) with management prepares agendas for Board meetings.

Fidelity® funds are overseen by different Boards of Trustees. The fund's Board oversees Fidelity's high income and certain equity funds, and other Boards oversee Fidelity's investment-grade bond, money market, asset allocation, and other equity funds. The asset allocation funds may invest in Fidelity® funds overseen by the fund's Board. The use of separate Boards, each with its own committee structure, allows the Trustees of each group of Fidelity® funds to focus on the unique issues of the funds they oversee, including common research, investment, and operational issues. On occasion, the separate Boards establish joint committees to address issues of overlapping consequences for the Fidelity® funds overseen by each Board.

The Trustees operate using a system of committees to facilitate the timely and efficient consideration of all matters of importance to the Trustees, the fund, and fund shareholders and to facilitate compliance with legal and regulatory requirements and oversight of the fund's activities and associated risks.  The Board, acting through its committees, has charged FMR and its affiliates with (i) identifying events or circumstances the occurrence of which could have demonstrably adverse effects on the fund's business and/or reputation; (ii) implementing processes and controls to lessen the possibility that such events or circumstances occur or to mitigate the effects of such events or circumstances if they do occur; and (iii) creating and maintaining a system designed to evaluate continuously business and market conditions in order to facilitate the identification and implementation processes described in (i) and (ii) above.  Because the day-to-day operations and activities of the fund are carried out by or through FMR, its affiliates, and other service providers, the fund's exposure to risks is mitigated but not eliminated by the processes overseen by the Trustees.  While each of the Board's committees has responsibility for overseeing different aspects of the fund's activities, oversight is exercised primarily through the Operations, Audit, and Compliance Committees.  Appropriate personnel, including but not limited to the fund's Chief Compliance Officer (CCO), FMR's internal auditor, the independent accountants, the fund's Treasurer and portfolio management personnel, make periodic reports to the Board's committees, as appropriate, including an annual review of Fidelity's risk management program for the Fidelity® funds.  The responsibilities of each standing committee, including their oversight responsibilities, are described further under "Standing Committees of the Trustees."

Interested Trustees*:

Correspondence intended for a Trustee who is an interested person may be sent to Fidelity Investments, 245 Summer Street, Boston, Massachusetts 02210.

Name, Year of Birth; Principal Occupations and Other Relevant Experience+

Bettina Doulton (1964)

Year of Election or Appointment: 2020

Trustee

Ms. Doulton also serves as Trustee of other Fidelity® funds. Prior to her retirement, Ms. Doulton served in a variety of positions at Fidelity Investments, including as a managing director of research (2006-2007), portfolio manager to certain Fidelity® funds (1993-2005), equity analyst and portfolio assistant (1990-1993), and research assistant (1987-1990). Ms. Doulton currently owns and operates Phi Builders + Architects and Cellardoor Winery. Previously, Ms. Doulton served as a member of the Board of Brown Capital Management, LLC (2014-2018).

Robert A. Lawrence (1952)

Year of Election or Appointment: 2020

Trustee

Acting Chairman of the Board of Trustees

Mr. Lawrence also serves as Trustee of other funds. Previously, Mr. Lawrence served as a Member of the Advisory Board of certain funds. Prior to his retirement in 2008, Mr. Lawrence served as Vice President of certain Fidelity® funds (2006-2008), Senior Vice President, Head of High Income Division of Fidelity Management & Research Company (investment adviser firm, 2006-2008), and President of Fidelity Strategic Investments (investment adviser firm, 2002-2005).

 * Determined to be an “Interested Trustee” by virtue of, among other things, his or her affiliation with the trust or various entities under common control with FMR.

 + The information includes the Trustee's principal occupation during the last five years and other information relating to the experience, attributes, and skills relevant to the Trustee's qualifications to serve as a Trustee, which led to the conclusion that the Trustee should serve as a Trustee for the fund.

Independent Trustees:

Correspondence intended for an Independent Trustee may be sent to Fidelity Investments, P.O. Box 55235, Boston, Massachusetts 02205-5235.

Name, Year of Birth; Principal Occupations and Other Relevant Experience+

Thomas P. Bostick (1956)

Year of Election or Appointment: 2021

Trustee

Lieutenant General Bostick also serves as Trustee of other Fidelity® funds. Prior to his retirement, General Bostick (United States Army, Retired) held a variety of positions within the U.S. Army, including Commanding General and Chief of Engineers, U.S. Army Corps of Engineers (2012-2016) and Deputy Chief of Staff and Director of Human Resources, U.S. Army (2009-2012). General Bostick currently serves as a member of the Board and Finance and Governance Committees of CSX Corporation (transportation, 2020-present) and a member of the Board and Corporate Governance and Nominating Committee of Perma-Fix Environmental Services, Inc. (nuclear waste management, 2020-present). General Bostick serves as Chief Executive Officer of Bostick Global Strategies, LLC (consulting, 2016-present) and Managing Partner, Sustainability, of Ridge-Lane Limited Partners (strategic advisory and venture development, 2016-present). Previously, General Bostick served as a Member of the Advisory Board of certain Fidelity® funds (2021), President, Intrexon Bioengineering (2018-2020) and Chief Operating Officer (2017-2020) and Senior Vice President of the Environment Sector (2016-2017) of Intrexon Corporation (biopharmaceutical company).

Dennis J. Dirks (1948)

Year of Election or Appointment: 2005

Trustee

Mr. Dirks also serves as Trustee of other Fidelity® funds. Prior to his retirement in May 2003, Mr. Dirks served as Chief Operating Officer and as a member of the Board of The Depository Trust & Clearing Corporation (financial markets infrastructure), President, Chief Operating Officer and a member of the Board of The Depository Trust Company (DTC), President and a member of the Board of the National Securities Clearing Corporation (NSCC), Chief Executive Officer and a member of the Board of the Government Securities Clearing Corporation and Chief Executive Officer and a member of the Board of the Mortgage-Backed Securities Clearing Corporation. Mr. Dirks currently serves as a member of the Finance Committee (2016-present) and Board (2017-present) and is Treasurer (2018-present) of the Asolo Repertory Theatre.

Donald F. Donahue (1950)

Year of Election or Appointment: 2018

Trustee

Mr. Donahue also serves as Trustee of other Fidelity® funds. Mr. Donahue serves as President and Chief Executive Officer of Miranda Partners, LLC (risk consulting for the financial services industry, 2012-present). Previously, Mr. Donahue served as Chief Executive Officer (2006-2012), Chief Operating Officer (2003-2006) and Managing Director, Customer Marketing and Development (1999-2003) of The Depository Trust & Clearing Corporation (financial markets infrastructure). Mr. Donahue currently serves as a member (2007-present) and Co-Chairman (2016-present) of the Board of United Way of New York and a member of the Board of NYC Leadership Academy (2012-present). Mr. Donahue previously served as a member of the Advisory Board of certain Fidelity® funds (2015-2018).

Vicki L. Fuller (1957)

Year of Election or Appointment: 2020

Trustee

Ms. Fuller also serves as Trustee of other Fidelity® funds. Previously, Ms. Fuller served as a member of the Advisory Board of certain Fidelity® funds (2018-2020), Chief Investment Officer of the New York State Common Retirement Fund (2012-2018) and held a variety of positions at AllianceBernstein L.P. (global asset management, 1985-2012), including Managing Director (2006-2012) and Senior Vice President and Senior Portfolio Manager (2001-2006). Ms. Fuller currently serves as a member of the Board, Audit Committee and Nominating and Governance Committee of The Williams Companies, Inc. (natural gas infrastructure, 2018-present), as a member of the Board, Audit Committee and Nominating and Governance Committee of two Blackstone business development companies (2020-present) and as a member of the Board of Treliant, LLC (consulting, 2019-present).

Patricia L. Kampling (1959)

Year of Election or Appointment: 2020

Trustee

Ms. Kampling also serves as Trustee of other Fidelity® funds. Prior to her retirement, Ms. Kampling served as Chairman of the Board and Chief Executive Officer (2012-2019), President and Chief Operating Officer (2011-2012) and Executive Vice President and Chief Financial Officer (2010-2011) of Alliant Energy Corporation. Ms. Kampling currently serves as a member of the Board, Finance Committee and Governance, Compensation and Nominating Committee of Xcel Energy Inc. (utilities company, 2020-present) and as a member of the Board, Audit, Finance and Risk Committee and Safety, Environmental, Technology and Operations Committee of American Water Works Company, Inc. (utilities company, 2019-present). In addition, Ms. Kampling currently serves as a member of the Board of the Nature Conservancy, Wisconsin Chapter (2019-present). Previously, Ms. Kampling served as a Member of the Advisory Board of certain Fidelity® funds (2020), a member of the Board, Compensation Committee and Executive Committee and Chair of the Audit Committee of Briggs & Stratton Corporation (manufacturing, 2011-2021), a member of the Board of Interstate Power and Light Company (2012-2019) and Wisconsin Power and Light Company (2012-2019) (each a subsidiary of Alliant Energy Corporation) and as a member of the Board and Workforce Development Committee of the Business Roundtable (2018-2019).

Thomas A. Kennedy (1955)

Year of Election or Appointment: 2021

Trustee

Mr. Kennedy also serves as Trustee of other Fidelity® funds. Previously, Mr. Kennedy served as a Member of the Advisory Board of certain Fidelity® funds (2020) and held a variety of positions at Raytheon Company (aerospace and defense, 1983-2020), including Chairman and Chief Executive Officer (2014-2020) and Executive Vice President and Chief Operating Officer (2013-2014). Mr. Kennedy currently serves as Executive Chairman of the Board of Directors of Raytheon Technologies Corporation (aerospace and defense, 2020-present). He is also a member of the Rutgers School of Engineering Industry Advisory Board (2011-present) and a member of the UCLA Engineering Dean’s Executive Board (2016-present).

Oscar Munoz (1959)

Year of Election or Appointment: 2021

Trustee

Mr. Munoz also serves as Trustee of other Fidelity® funds. Prior to his retirement, Mr. Munoz served as Executive Chairman (2020-2021), Chief Executive Officer (2015-2020), President (2015-2016) and a member of the Board (2010-2021) of United Airlines Holdings, Inc. Mr. Munoz currently serves as a member of the Board of CBRE Group, Inc. (commercial real estate, 2020-present), a member of the Board of Univision Communications, Inc. (Hispanic media, 2020-present) and a member of the Advisory Board of Salesforce.com, Inc. (cloud-based software, 2020-present). Previously, Mr. Munoz served as a Member of the Advisory Board of certain Fidelity® funds (2021).

Garnett A. Smith (1947)

Year of Election or Appointment: 2018

Trustee

Mr. Smith also serves as Trustee of other Fidelity® funds. Prior to his retirement, Mr. Smith served as Chairman and Chief Executive Officer (1990-1997) and President (1986-1990) of Inbrand Corp. (manufacturer of personal absorbent products). Prior to his employment with Inbrand Corp., he was employed by a retail fabric chain and North Carolina National Bank (now Bank of America). Mr. Smith previously served as a member of the Advisory Board of certain Fidelity® funds (2012-2013).

David M. Thomas (1949)

Year of Election or Appointment: 2008

Trustee

Lead Independent Trustee

Mr. Thomas also serves as Trustee of other Fidelity® funds. Previously, Mr. Thomas served as Executive Chairman (2005-2006) and Chairman and Chief Executive Officer (2000-2005) of IMS Health, Inc. (pharmaceutical and healthcare information solutions). Mr. Thomas currently serves as a member of the Board of Fortune Brands Home and Security (home and security products, 2004-present) and Presiding Director (2013-present) of Interpublic Group of Companies, Inc. (marketing communication).

Susan Tomasky (1953)

Year of Election or Appointment: 2020

Trustee

Ms. Tomasky also serves as Trustee of other Fidelity® funds. Prior to her retirement, Ms. Tomasky served in various executive officer positions at American Electric Power Company, Inc. (1998-2011), including most recently as President of AEP Transmission (2007-2011). Ms. Tomasky currently serves as a member of the Board and Sustainability Committee and as Chair of the Audit Committee of Marathon Petroleum Corporation (2018-present) and as a member of the Board, Corporate Governance Committee and Organization and Compensation Committee and as Chair of the Audit Committee of Public Service Enterprise Group, Inc. (utilities company, 2012-present). In addition, Ms. Tomasky currently serves as a member (2009-present) and President (2020-present) of the Board of the Royal Shakespeare Company – America (2009-present), as a member of the Board of the Columbus Association for the Performing Arts (2011-present) and as a member of the Board and Investment Committee of Kenyon College (2016-present). Previously, Ms. Tomasky served as a Member of the Advisory Board of certain Fidelity® funds (2020), as a member of the Board of the Columbus Regional Airport Authority (2007-2020), as a member of the Board (2011-2018) and Lead Independent Director (2015-2018) of Andeavor Corporation (previously Tesoro Corporation) (independent oil refiner and marketer) and as a member of the Board of Summit Midstream Partners LP (energy, 2012-2018).

Michael E. Wiley (1950)

Year of Election or Appointment: 2018

Trustee

Mr. Wiley also serves as Trustee of other Fidelity® funds. Previously, Mr. Wiley served as a member of the Advisory Board of certain Fidelity® funds (2018-2020), Chairman, President and CEO of Baker Hughes, Inc. (oilfield services, 2000-2004). Mr. Wiley also previously served as a member of the Board of Andeavor Corporation (independent oil refiner and marketer, 2005-2018), a member of the Board of Andeavor Logistics LP (natural resources logistics, 2015-2018) and a member of the Board of High Point Resources (exploration and production, 2005-2020).

 + The information includes the Trustee's principal occupation during the last five years and other information relating to the experience, attributes, and skills relevant to the Trustee's qualifications to serve as a Trustee, which led to the conclusion that the Trustee should serve as a Trustee for the fund.

Advisory Board Members and Officers:

Correspondence intended for a Member of the Advisory Board (if any) may be sent to Fidelity Investments, P.O. Box 55235, Boston, Massachusetts 02205-5235.  Correspondence intended for an officer or Peter S. Lynch may be sent to Fidelity Investments, 245 Summer Street, Boston, Massachusetts 02210.  Officers appear below in alphabetical order.

Name, Year of Birth; Principal Occupation

Peter S. Lynch (1944)

Year of Election or Appointment: 2003

Member of the Advisory Board

Mr. Lynch also serves as a Member of the Advisory Board of other Fidelity® funds. Mr. Lynch is Vice Chairman and a Director of Fidelity Management & Research Company LLC (investment adviser firm). In addition, Mr. Lynch serves as a Trustee of Boston College and as the Chairman of the Inner-City Scholarship Fund. Previously, Mr. Lynch served as Vice Chairman and a Director of FMR Co., Inc. (investment adviser firm) and on the Special Olympics International Board of Directors (1997-2006).

Craig S. Brown (1977)

Year of Election or Appointment: 2019

Assistant Treasurer

Mr. Brown also serves as an officer of other funds. Mr. Brown serves as Assistant Treasurer of FIMM, LLC (2021-present) and is an employee of Fidelity Investments (2013-present).

John J. Burke III (1964)

Year of Election or Appointment: 2018

Chief Financial Officer

Mr. Burke also serves as Chief Financial Officer of other funds. Mr. Burke serves as Head of Investment Operations for Fidelity Fund and Investment Operations (2018-present) and is an employee of Fidelity Investments (1998-present). Previously Mr. Burke served as head of Asset Management Investment Operations (2012-2018).

William C. Coffey (1969)

Year of Election or Appointment: 2019

Assistant Secretary

Mr. Coffey also serves as Assistant Secretary of other funds. He is Senior Vice President and Deputy General Counsel of FMR LLC (diversified financial services company, 2010-present), and is an employee of Fidelity Investments. Previously, Mr. Coffey served as Secretary and CLO of certain funds (2018-2019); CLO, Secretary, and Senior Vice President of Fidelity Management & Research Company and FMR Co., Inc. (investment adviser firms, 2018-2019); Secretary of Fidelity SelectCo, LLC and Fidelity Investments Money Management, Inc. (investment adviser firms, 2018-2019); CLO of Fidelity Management & Research (Hong Kong) Limited, FMR Investment Management (UK) Limited, and Fidelity Management & Research (Japan) Limited (investment adviser firms, 2018-2019); and Assistant Secretary of certain funds (2009-2018).

Timothy M. Cohen (1969)

Year of Election or Appointment: 2018

Vice President

Mr. Cohen also serves as Vice President of other funds. Mr. Cohen serves as Co-Head of Equity (2018-present), a Director of Fidelity Management & Research (Japan) Limited (investment adviser firm, 2016-present), and is an employee of Fidelity Investments. Previously, Mr. Cohen served as Executive Vice President of Fidelity SelectCo, LLC (2019), Head of Global Equity Research (2016-2018), Chief Investment Officer - Equity and a Director of Fidelity Management & Research (U.K.) Inc. (investment adviser firm, 2013-2015) and as a Director of Fidelity Management & Research (Hong Kong) Limited (investment adviser firm, 2017).

Jonathan Davis (1968)

Year of Election or Appointment: 2010

Assistant Treasurer

Mr. Davis also serves as an officer of other funds. Mr. Davis serves as Assistant Treasurer of FIMM, LLC (2021-present), FMR Capital, Inc. (2017-present), FD Funds GP LLC (2021-present), FD Funds Holding LLC (2021-present), and FD Funds Management LLC (2021-present); and is an employee of Fidelity Investments. Previously, Mr. Davis served as Vice President and Associate General Counsel of FMR LLC (diversified financial services company, 2003-2010).

Laura M. Del Prato (1964)

Year of Election or Appointment: 2018

Assistant Treasurer

Ms. Del Prato also serves as an officer of other funds. Ms. Del Prato serves as Assistant Treasurer of FIMM, LLC (2021-present) and is an employee of Fidelity Investments (2017-present). Previously, Ms. Del Prato served as President and Treasurer of The North Carolina Capital Management Trust: Cash Portfolio and Term Portfolio (2018-2020). Prior to joining Fidelity Investments, Ms. Del Prato served as a Managing Director and Treasurer of the JPMorgan Mutual Funds (2014-2017). Prior to JPMorgan, Ms. Del Prato served as a partner at Cohen Fund Audit Services (accounting firm, 2012-2013) and KPMG LLP (accounting firm, 2004-2012).

Colm A. Hogan (1973)

Year of Election or Appointment: 2020

Assistant Treasurer

Mr. Hogan also serves as an officer of other funds. Mr. Hogan serves as Assistant Treasurer of FIMM, LLC (2021-present) and FMR Capital, Inc. (2017-present) and is an employee of Fidelity Investments (2005-present). Previously, Mr. Hogan served as Deputy Treasurer of certain Fidelity® funds (2016-2020) and Assistant Treasurer of certain Fidelity® funds (2016-2018).

Pamela R. Holding (1964)

Year of Election or Appointment: 2018

Vice President

Ms. Holding also serves as Vice President of other funds. Ms. Holding serves as Co-Head of Equity (2018-present) and is an employee of Fidelity Investments (2013-present). Previously, Ms. Holding served as Executive Vice President of Fidelity SelectCo, LLC (2019) and as Chief Investment Officer of Fidelity Institutional Asset Management (2013-2018).

Cynthia Lo Bessette (1969)

Year of Election or Appointment: 2019

Secretary and Chief Legal Officer (CLO)

Ms. Lo Bessette also serves as an officer of other funds. Ms. Lo Bessette serves as CLO, Secretary, and Senior Vice President of Fidelity Management & Research Company LLC (investment adviser firm, 2019-present); CLO of Fidelity Management & Research (Hong Kong) Limited, FMR Investment Management (UK) Limited, and Fidelity Management & Research (Japan) Limited (investment adviser firms, 2019-present); Secretary of FD Funds GP LLC (2021-present), FD Funds Holding LLC (2021-present), and FD Funds Management LLC (2021-present); and Assistant Secretary of FIMM, LLC (2019-present). She is a Senior Vice President and Deputy General Counsel of FMR LLC (diversified financial services company, 2019-present), and is an employee of Fidelity Investments. Previously, Ms. Lo Bessette served as CLO, Secretary, and Senior Vice President of FMR Co., Inc. (investment adviser firm, 2019); Secretary of Fidelity SelectCo, LLC and Fidelity Investments Money Management, Inc. (investment adviser firms, 2019). Prior to joining Fidelity Investments, Ms. Lo Bessette was Executive Vice President, General Counsel (2016-2019) and Senior Vice President, Deputy General Counsel (2015-2016) of OppenheimerFunds (investment management company) and Deputy Chief Legal Officer (2013-2015) of Jennison Associates LLC (investment adviser firm).

Chris Maher (1972)

Year of Election or Appointment: 2020

Deputy Treasurer

Mr. Maher also serves as an officer of other funds. Mr. Maher serves as Assistant Treasurer of FIMM, LLC (2021-present) and FMR Capital, Inc. (2017-present), and is an employee of Fidelity Investments (2008-present). Previously, Mr. Maher served as Assistant Treasurer of certain funds (2013-2020); Vice President of Asset Management Compliance (2013), Vice President of the Program Management Group of FMR (investment adviser firm, 2010-2013), and Vice President of Valuation Oversight (2008-2010).

Jason P. Pogorelec (1975)

Year of Election or Appointment: 2020

Chief Compliance Officer

Mr. Pogorelec also serves as Chief Compliance Officer of other funds. Mr. Pogorelec is a senior Vice President of Asset Management Compliance for Fidelity Investments and is an employee of Fidelity Investments (2006-present). Previously, Mr. Pogorelec served as Vice President, Associate General Counsel for Fidelity Investments (2010-2020) and Assistant Secretary of certain Fidelity funds (2015-2020).

Brett Segaloff (1972)

Year of Election or Appointment: 2021

Anti-Money Laundering (AML) Officer

Mr. Segaloff also serves as an AML Officer of other funds and other related entities. He is Director, Anti-Money Laundering (2007-present) of FMR LLC (diversified financial services company) and is an employee of Fidelity Investments (1996-present).

Stacie M. Smith (1974)

Year of Election or Appointment: 2016

President and Treasurer

Ms. Smith also serves as an officer of other funds. Ms. Smith serves as Assistant Treasurer of FIMM, LLC (2021-present) and FMR Capital, Inc. (2017-present), is an employee of Fidelity Investments (2009-present), and has served in other fund officer roles. Prior to joining Fidelity Investments, Ms. Smith served as Senior Audit Manager of Ernst & Young LLP (accounting firm, 1996-2009). Previously, Ms. Smith served as Assistant Treasurer (2013-2019) and Deputy Treasurer (2013-2016) of certain Fidelity® funds.

Jim Wegmann (1979)

Year of Election or Appointment: 2019

Assistant Treasurer

Mr. Wegmann also serves as an officer of other funds. Mr. Wegmann serves as Assistant Treasurer of FIMM, LLC (2021-present) and is an employee of Fidelity Investments (2011-present). Previously, Mr. Wegmann served as Assistant Treasurer of certain Fidelity® funds (2019-2021).

Shareholder Expense Example

As a shareholder, you incur two types of costs: (1) transaction costs, which may include sales charges (loads) on purchase payments or redemption proceeds, as applicable and (2) ongoing costs, which generally include management fees, distribution and/or service (12b-1) fees and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in a fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (May 1, 2021 to October 31, 2021).

Actual Expenses

The first line of the accompanying table provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000.00 (for example, an $8,600 account value divided by $1,000.00 = 8.6), then multiply the result by the number in the first line for a class/Fund under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period. If any fund is a shareholder of any underlying mutual funds or exchange-traded funds (ETFs) (the Underlying Funds), such fund indirectly bears its proportional share of the expenses of the Underlying Funds in addition to the direct expenses incurred presented in the table. These fees and expenses are not included in the annualized expense ratio used to calculate the expense estimate in the table below.

Hypothetical Example for Comparison Purposes

The second line of the accompanying table provides information about hypothetical account values and hypothetical expenses based on the actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. If any fund is a shareholder of any Underlying Funds, such fund indirectly bears its proportional share of the expenses of the Underlying Funds in addition to the direct expenses as presented in the table. These fees and expenses are not included in the annualized expense ratio used to calculate the expense estimate in the table below.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Annualized Expense Ratio-A	Beginning Account Value May 1, 2021	Ending Account Value October 31, 2021	Expenses Paid During Period-B May 1, 2021 to October 31, 2021
Fidelity Advisor Floating Rate High Income Fund
Class A	.96%
Actual		$1,000.00	$1,026.00	$4.90
Hypothetical-C		$1,000.00	$1,020.37	$4.89
Class M	.97%
Actual		$1,000.00	$1,026.00	$4.95
Hypothetical-C		$1,000.00	$1,020.32	$4.94
Class C	1.71%
Actual		$1,000.00	$1,022.20	$8.72
Hypothetical-C		$1,000.00	$1,016.59	$8.69
Fidelity Floating Rate High Income Fund	.66%
Actual		$1,000.00	$1,027.60	$3.37
Hypothetical-C		$1,000.00	$1,021.88	$3.36
Class I	.71%
Actual		$1,000.00	$1,027.30	$3.63
Hypothetical-C		$1,000.00	$1,021.63	$3.62
Class Z	.62%
Actual		$1,000.00	$1,027.90	$3.17
Hypothetical-C		$1,000.00	$1,022.08	$3.16

 A Annualized expense ratio reflects expenses net of applicable fee waivers.

 B Expenses are equal to the annualized expense ratio, multiplied by the average account value over the period, multiplied by 184/ 365 (to reflect the one-half year period). The fees and expenses of any Underlying Funds are not included in each annualized expense ratio.

 C 5% return per year before expenses

Distributions (Unaudited)

A total of 0.05% of the dividends distributed during the fiscal year was derived from interest on U.S. Government securities which is generally exempt from state income tax.

The fund designates $270,390,453 of distributions paid in the calendar year 2020 as qualifying to be taxed as interest-related dividends for nonresident alien shareholders.

The fund designates $291,014,428 of distributions paid in the calendar year 2020 as qualifying to be taxed as section 163(j) interest dividends.

The fund will notify shareholders in January 2022 of amounts for use in preparing 2021 income tax returns.

Board Approval of Investment Advisory Contracts and Management Fees

Fidelity Advisor Floating Rate High Income Fund

Each year, the Board of Trustees, including the Independent Trustees (together, the Board), votes on the renewal of the management contract with Fidelity Management & Research Company LLC (FMR) and the sub-advisory agreements (together, the Advisory Contracts) for the fund. FMR and the sub-advisers are referred to herein as the Investment Advisers. The Board, assisted by the advice of fund counsel and Independent Trustees' counsel, requests and considers a broad range of information relevant to the renewal of the Advisory Contracts throughout the year.

The Board meets regularly and, at each of its meetings, covers an extensive agenda of topics and materials and considers factors that are relevant to its annual consideration of the renewal of the fund's Advisory Contracts, including the services and support provided to the fund and its shareholders. The Board has established various standing committees (Committees), each composed of and chaired by Independent Trustees with varying backgrounds, to which the Board has assigned specific subject matter responsibilities in order to enhance effective decision-making by the Board. The Board, acting directly and through its Committees, requests and receives information concerning the annual consideration of the renewal of the fund's Advisory Contracts. The Board also meets as needed to review matters specifically related to the Board's annual consideration of the renewal of the Advisory Contracts. Members of the Board may also meet with trustees of other Fidelity funds through joint ad hoc committees to discuss certain matters relevant to all of the Fidelity funds.

At its May 2021 meeting, the Board unanimously determined to renew the fund's Advisory Contracts. In reaching its determination, the Board considered all factors it believed relevant, including (i) the nature, extent, and quality of the services provided to the fund and its shareholders (including the investment performance of the fund); (ii) the competitiveness of the fund's management fee and total expense ratio relative to peer funds; (iii) the total costs of the services provided by and the profits realized by Fidelity from its relationships with the fund; and (iv) the extent to which, if any, economies of scale exist and are realized as the fund grows, and whether any economies of scale are appropriately shared with fund shareholders.

In considering whether to renew the Advisory Contracts for the fund, the Board reached a determination, with the assistance of fund counsel and Independent Trustees' counsel and through the exercise of its business judgment, that the renewal of the Advisory Contracts was in the best interests of the fund and its shareholders and that the compensation payable under the Advisory Contracts was fair and reasonable. The Board's decision to renew the Advisory Contracts was not based on any single factor, but rather was based on a comprehensive consideration of all the information provided to the Board at its meetings throughout the year. The Board, in reaching its determination to renew the Advisory Contracts, was aware that shareholders of the fund have a broad range of investment choices available to them, including a wide choice among funds offered by Fidelity's competitors, and that the fund's shareholders, who have the opportunity to review and weigh the disclosure provided by the fund in its prospectus and other public disclosures, have chosen to invest in this fund, which is part of the Fidelity family of funds.

Nature, Extent, and Quality of Services Provided.  The Board considered Fidelity's staffing as it relates to the fund, including the backgrounds of investment personnel of Fidelity, and also considered the fund's investment objective, strategies, and related investment philosophy. The Independent Trustees also had discussions with senior management of Fidelity's investment operations and investment groups. The Board considered the structure of the investment personnel compensation program and whether this structure provides appropriate incentives to act in the best interests of the fund. Additionally, the Board considered the portfolio managers' investments, if any, in the funds that they manage.

Resources Dedicated to Investment Management and Support Services.  The Board and the Fund Oversight and Research Committees reviewed the general qualifications and capabilities of Fidelity's investment staff, including its size, education, experience, and resources, as well as Fidelity's approach to recruiting, training, managing, and compensating investment personnel. The Board noted that Fidelity has continued to increase the resources devoted to non-U.S. offices, including expansion of Fidelity's global investment organization. The Board also noted that Fidelity's analysts have extensive resources, tools and capabilities that allow them to conduct sophisticated quantitative and fundamental analysis, as well as credit analysis of issuers, counterparties and guarantors. Further, the Board considered that Fidelity's investment professionals have sufficient access to global information and data so as to provide competitive investment results over time, and that those professionals also have access to sophisticated tools that permit them to assess portfolio construction and risk and performance attribution characteristics continuously, as well as to transmit new information and research conclusions rapidly around the world. Additionally, in its deliberations, the Board considered Fidelity's trading, risk management, compliance, and technology and operations capabilities and resources, which are integral parts of the investment management process. The Board also considered Fidelity's investments in business continuity planning, and its success in continuously providing services to the fund notwithstanding the severe disruptions caused by the COVID-19 pandemic.

Shareholder and Administrative Services.  The Board considered (i) the nature, extent, quality, and cost of advisory, administrative, and shareholder services performed by the Investment Advisers and their affiliates under the Advisory Contracts and under separate agreements covering transfer agency, pricing and bookkeeping, and securities lending services for the fund; (ii) the nature and extent of the supervision of third party service providers, principally custodians, subcustodians, and pricing vendors; and (iii) the resources devoted to, and the record of compliance with, the fund's compliance policies and procedures. The Board also reviewed the allocation of fund brokerage, including allocations to brokers affiliated with the Investment Advisers, the use of brokerage commissions to pay fund expenses, and the use of "soft" commission dollars to pay for research services.

The Board noted that the growth of fund assets over time across the complex allows Fidelity to reinvest in the development of services designed to enhance the value and convenience of the Fidelity funds as investment vehicles. These services include 24-hour access to account information and market information over the Internet and through telephone representatives, investor education materials and asset allocation tools, and the expanded availability of Fidelity Investor Centers.

The Board noted that, in the past, it and the boards of certain other Fidelity funds had formed an ad hoc Committee on Transfer Agency Fees to review the variety of transfer agency fee structures throughout the industry and Fidelity's competitive positioning with respect to industry participants.

Investment in a Large Fund Family.  The Board considered the benefits to shareholders of investing in a Fidelity fund, including the benefits of investing in a fund that is part of a large family of funds offering a variety of investment disciplines and providing a large variety of mutual fund investor services. The Board noted that Fidelity had taken, or had made recommendations that resulted in the Fidelity funds taking, a number of actions over the previous year that benefited particular funds, including: (i) continuing to dedicate additional resources to Fidelity's investment research process, which includes meetings with management of issuers of securities in which the funds invest, and to the support of the senior management team that oversees asset management; (ii) continuing efforts to enhance Fidelity's global research capabilities; (iii) launching new funds and ETFs with innovative structures, strategies and pricing and making other enhancements to meet client needs; (iv) launching new share classes of existing funds; (v) eliminating purchase minimums and broadening eligibility requirements for certain funds and share classes; (vi) approving the reduction in the holding period for the Class C to Class A conversion policy; (vii) reducing management fees and total expenses for certain target date funds and classes and index funds; (viii) lowering expenses for certain existing funds and classes by implementing or lowering expense caps; (ix) rationalizing product lines and gaining increased efficiencies from fund mergers, liquidations, and share class consolidations; (x) continuing to develop, acquire and implement systems and technology to improve services to the funds and shareholders, strengthen information security, and increase efficiency; and (xi) continuing to implement enhancements to further strengthen Fidelity's product line to increase investors' probability of success in achieving their investment goals, including retirement income goals.

Investment Performance.  The Board considered whether the fund has operated in accordance with its investment objective, as well as its record of compliance with its investment restrictions and its performance history.

The Board took into account discussions that occur at Board meetings throughout the year with representatives of the Investment Advisers about fund investment performance. In this regard the Board noted that as part of regularly scheduled fund reviews and other reports to the Board on fund performance, the Board considers annualized return information for the fund for different time periods, measured against an appropriate securities market index (benchmark index) and an appropriate peer group of funds with similar objectives (peer group). In its evaluation of fund investment performance, the Board gave particular attention to information indicating changes in performance of certain Fidelity funds for specific time periods and discussed with the Investment Advisers the reasons for any overperformance or underperformance.

In addition to reviewing absolute and relative fund performance, the Independent Trustees periodically consider the appropriateness of fund performance metrics in evaluating the results achieved. In general, the Independent Trustees believe that fund performance should be evaluated based on net performance (after fees and expenses) of both the highest performing and lowest performing fund share classes, where applicable, compared to appropriate benchmark indices, over appropriate time periods that may include full market cycles, and compared to peer groups, as applicable, over the same periods, taking into account relevant factors including the following: general market conditions; issuer-specific information; and fund cash flows and other factors.

The Independent Trustees recognize that shareholders evaluate performance on a net basis over their own holding periods, for which one-, three-, and five-year periods are often used as a proxy. For this reason, the performance information reviewed by the Board also included net cumulative total return information for the fund and an appropriate benchmark index and peer group for the most recent one-, three-, and five-year periods ended September 30, 2020, as shown below. Returns are shown compared to the 25th percentile (top of box, 75% beaten) and 75th percentile (bottom of box, 25% beaten) of the peer universe.

Fidelity Advisor Floating Rate High Income Fund

Based on its review, the Board concluded that the nature, extent, and quality of services provided to the fund under the Advisory Contracts should continue to benefit the shareholders of the fund.

Competitiveness of Management Fee and Total Expense Ratio.  The Board considered the fund's management fee and total expense ratio compared to "mapped groups" of competitive funds and classes created for the purpose of facilitating the Trustees' competitive analysis of management fees and total expenses. Fidelity creates "mapped groups" by combining similar Lipper investment objective categories that have comparable investment mandates. Combining Lipper investment objective categories aids the Board's management fee and total expense ratio comparisons by broadening the competitive group used for comparison.

Management Fee.  The Board considered two proprietary management fee comparisons for the 12-month periods ended September 30 (June 30 for periods ended 2019 and 2018 and December 31 for periods prior to 2018) shown in basis points (BP) in the chart below. The group of Lipper funds used by the Board for management fee comparisons is referred to below as the "Total Mapped Group." The Total Mapped Group is broader than the Lipper peer group used by the Board for performance comparisons because the Total Mapped Group combines several Lipper investment objective categories while the Lipper peer group does not. The Total Mapped Group comparison focuses on a fund's standing in terms of gross management fees before expense reimbursements or caps relative to the total universe of funds with comparable investment mandates, regardless of whether their management fee structures also are comparable. Funds with comparable investment mandates offer exposure to similar types of securities. Funds with comparable management fee structures have similar management fee contractual arrangements (e.g., flat rate charged for advisory services, all-inclusive fee rate, etc.). "TMG %" represents the percentage of funds in the Total Mapped Group that had management fees that were lower than the fund's. For example, a hypothetical TMG % of 20% would mean that 80% of the funds in the Total Mapped Group had higher, and 20% had lower, management fees than the fund. The fund's actual TMG %s and the number of funds in the Total Mapped Group are in the chart below. The "Asset-Sized Peer Group" (ASPG) comparison focuses on a fund's standing relative to a subset of non-Fidelity funds within the Total Mapped Group that are similar in size and management fee structure. For example, if a fund is in the first quartile of the ASPG, the fund's management fee ranks in the least expensive or lowest 25% of funds in the ASPG. The ASPG represents at least 15% of the funds in the Total Mapped Group with comparable asset size and management fee structures, subject to a minimum of 50 funds (or all funds in the Total Mapped Group if fewer than 50). Additional information, such as the ASPG quartile in which the fund's management fee rate ranked, is also included in the chart and was considered by the Board.

Fidelity Advisor Floating Rate High Income Fund

The Board noted that the fund's management fee rate ranked below the median of its Total Mapped Group and below the median of its ASPG for the 12-month period ended September 30, 2020.

The Board noted that, in the past, it and the boards of other Fidelity funds had formed an ad hoc Committee on Group Fee to conduct an in-depth review of the "group fee" component of the management fee of funds with such management fee structures. The Committee's focus included the mechanics of the group fee, the competitive landscape of group fee structures, Fidelity funds with no group fee component and investment products not included in group fee assets. The Board also considered that, for funds subject to the group fee, FMR agreed to voluntarily waive fees over a specified period of time in amounts designed to account for assets converted from certain funds to certain collective investment trusts.

The Board also noted that, in 2013, the ad hoc Committee on Management Fees was formed to conduct an in-depth review of the management fee rates of Fidelity's active equity mutual funds. The Committee focused on the following areas: (i) standard fee structures; (ii) research consumption and trading evolution; (iii) management fee competitiveness/profitability by category; and (iv) factors that drive institutional pricing.

Based on its review, the Board concluded that the fund's management fee is fair and reasonable in light of the services that the fund receives and the other factors considered.

Total Expense Ratio.  In its review of each class's total expense ratio, the Board considered the fund's management fee rate as well as other fund or class expenses, as applicable, such as transfer agent fees, pricing and bookkeeping fees, fund-paid 12b-1 fees, and custodial, legal, and audit fees. The Board also noted that Fidelity may agree to waive fees or reimburse expenses from time to time, and the extent to which, if any, it has done so for the fund. As part of its review, the Board also considered the current and historical total expense ratios of a representative class of the fund compared to competitive fund median expenses. The fund's representative class is compared to those funds and classes in the Total Mapped Group (used by the Board for management fee comparisons) that have a similar sales load structure (SLTG). The Board also considered a total expense ASPG comparison for the representative class, which focuses on the total expenses of the representative class relative to a subset of non-Fidelity funds within the total expense SLTG. The total expense ASPG is limited to 15 larger and 15 smaller classes in fund average assets for a total of 30 classes, where possible. The total expense ASPG comparison excludes performance adjustments and fund-paid 12b-1 fees to eliminate variability in fee structures.

The Board noted that the total expense ratio of the retail class ranked below the SLTG competitive median and below the ASPG competitive medium for the 12-month period ended September 30, 2020.

Fees Charged to Other Fidelity Clients.  The Board also considered Fidelity fee structures and other information with respect to clients of Fidelity, such as other funds advised or subadvised by Fidelity, pension plan clients, and other institutional clients with similar mandates. The Board noted that a joint ad hoc committee created by it and the boards of other Fidelity funds periodically reviews and compares Fidelity's institutional investment advisory business with its business of providing services to the Fidelity funds and also noted the most recent findings of the committee. The Board noted that the committee's review included a consideration of the differences in services provided, fees charged, and costs incurred, as well as competition in the markets serving the different categories of clients.

Based on its review of total expense ratios and fees charged to other Fidelity clients, the Board concluded that the total expense ratio of each class of the fund was reasonable in light of the services that the fund and its shareholders receive and the other factors considered.

Costs of the Services and Profitability.  The Board considered the revenues earned and the expenses incurred by Fidelity in conducting the business of developing, marketing, distributing, managing, administering and servicing the fund and servicing the fund's shareholders. The Board also considered the level of Fidelity's profits in respect of all the Fidelity funds.

On an annual basis, Fidelity presents to the Board information about the profitability of its relationships with the fund. Fidelity calculates profitability information for each fund, as well as aggregate profitability information for groups of Fidelity funds and all Fidelity funds, using a series of detailed revenue and cost allocation methodologies which originate with the books and records of Fidelity on which Fidelity's audited financial statements are based. The Audit Committee of the Board reviews any significant changes from the prior year's methodologies and the full Board approves such changes.

A public accounting firm has been engaged annually by the Board as part of the Board's assessment of Fidelity's profitability analysis. The engagement includes the review and assessment of the methodologies used by Fidelity in determining the revenues and expenses attributable to Fidelity's mutual fund business, and completion of agreed-upon procedures in respect of the mathematical accuracy of certain fund profitability information and its conformity to established allocation methodologies. After considering the reports issued under the engagement and information provided by Fidelity, the Board concluded that while other allocation methods may also be reasonable, Fidelity's profitability methodologies are reasonable in all material respects.

The Board also reviewed Fidelity's non-fund businesses and potential indirect benefits such businesses may have received as a result of their association with Fidelity's mutual fund business (i.e., fall-out benefits) as well as cases where Fidelity's affiliates may benefit from the funds' business. The Board considered areas where potential indirect benefits to the Fidelity funds from their relationships with Fidelity may exist. The Board also considered that in 2019 a joint ad hoc committee created by it and the boards of other Fidelity funds evaluated potential fall-out benefits (PFOB Committee). The Board noted that it considered the PFOB Committee's findings in connection with its consideration of the renewal of the Advisory Contracts.

The Board considered the costs of the services provided by and the profits realized by Fidelity in connection with the operation of the fund, including the conclusions of the PFOB Committee, and was satisfied that the profitability was not excessive.

Economies of Scale.  The Board considered whether there have been economies of scale in respect of the management of the Fidelity funds, whether the Fidelity funds (including the fund) have appropriately benefited from any such economies of scale, and whether there is potential for realization of any further economies of scale. The Board considered the extent to which the fund will benefit from economies of scale as assets grow through increased services to the fund, through waivers or reimbursements, or through fee or expense ratio reductions. The Board also noted that a committee (the Economies of Scale Committee) created by it and the boards of other Fidelity funds periodically analyzes whether Fidelity attains economies of scale in respect of the management and servicing of the Fidelity funds, whether the Fidelity funds have appropriately benefited from such economies of scale, and whether there is potential for realization of any further economies of scale.

The Board recognized that the fund's management contract incorporates a "group fee" structure, which provides for lower group fee rates as total "group assets" increase, and for higher group fee rates as total "group assets" decrease ("group assets" as defined in the management contract). FMR calculates the group fee rates based on a tiered asset "breakpoint" schedule that varies based on asset class. The Board considered that the group fee is designed to deliver the benefits of economies of scale to fund shareholders when total Fidelity fund assets increase, even if assets of any particular fund are unchanged or have declined, because some portion of Fidelity's costs are attributable to services provided to all Fidelity funds, and all funds benefit if those costs can be allocated among more assets. The Board further considered that Fidelity agreed to impose a temporary fee waiver in the form of additional breakpoints to the current breakpoint schedule. The Board concluded that, given the group fee structure, fund shareholders will benefit from lower management fees as "group assets" increase at the fund complex level, regardless of whether Fidelity achieves any such economies of scale.

The Board concluded, taking into account the analysis of the Economies of Scale Committee, that economies of scale, if any, are being appropriately shared between fund shareholders and Fidelity.

Additional Information Requested by the Board.  In order to develop fully the factual basis for consideration of the Fidelity funds' advisory contracts, the Board requested and received additional information on certain topics, including: (i) fund flow and performance trends, in particular the underperformance of certain funds and strategies, and Fidelity's long-term strategies for certain funds; (ii) consideration of expanding the use of performance fees for additional funds; (iii) Fidelity's pricing philosophy compared to competitors; (iv) metrics for evaluating index fund and ETF performance and information about ETF trading characteristics; (v) the methodology with respect to evaluating competitive fund data and peer group classifications and fee and expense comparisons; (vi) the expense structures for different funds and classes and information about the differences between various expense structures; (vii) group fee breakpoints; (viii) information regarding other accounts managed by Fidelity and sub-advisory arrangements; and (ix) Fidelity's philosophies and strategies for evaluating funds and classes with lower or declining asset levels.

Based on its evaluation of all of the conclusions noted above, and after considering all factors it believed relevant, the Board concluded that the advisory fee arrangements are fair and reasonable, and that the fund's Advisory Contracts should be renewed.

AFR-ANN-1221
1.750077.121

Fidelity Advisor® High Income Advantage Fund

Annual Report

October 31, 2021

Contents

Note to Shareholders
Performance
Management's Discussion of Fund Performance
Investment Summary
Schedule of Investments
Financial Statements
Notes to Financial Statements
Report of Independent Registered Public Accounting Firm
Trustees and Officers
Shareholder Expense Example
Distributions
Board Approval of Investment Advisory Contracts and Management Fees

To view a fund's proxy voting guidelines and proxy voting record for the 12-month period ended June 30, visit http://www.fidelity.com/proxyvotingresults or visit the Securities and Exchange Commission's (SEC) web site at http://www.sec.gov.

You may also call 1-877-208-0098 to request a free copy of the proxy voting guidelines.

Standard & Poor's, S&P and S&P 500 are registered service marks of The McGraw-Hill Companies, Inc. and have been licensed for use by Fidelity Distributors Corporation.

Other third-party marks appearing herein are the property of their respective owners.

All other marks appearing herein are registered or unregistered trademarks or service marks of FMR LLC or an affiliated company. © 2021 FMR LLC. All rights reserved.

This report and the financial statements contained herein are submitted for the general information of the shareholders of the Fund. This report is not authorized for distribution to prospective investors in the Fund unless preceded or accompanied by an effective prospectus.

A fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-PORT. Forms N-PORT are available on the SEC’s web site at http://www.sec.gov. A fund's Forms N-PORT may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information regarding the operation of the SEC's Public Reference Room may be obtained by calling 1-800-SEC-0330.

For a complete list of a fund's portfolio holdings, view the most recent holdings listing, semiannual report, or annual report on Fidelity's web site at http://www.fidelity.com, http://www.institutional.fidelity.com, or http://www.401k.com, as applicable.

NOT FDIC INSURED •MAY LOSE VALUE •NO BANK GUARANTEE

Neither the Fund nor Fidelity Distributors Corporation is a bank.

Note to Shareholders:

Early in 2020, the outbreak and spread of COVID-19 emerged as a public health emergency that had a major influence on financial markets, primarily based on its impact on the global economy and corporate earnings. On March 11, 2020, the World Health Organization declared the COVID-19 outbreak a pandemic, citing sustained risk of further global spread. The pandemic prompted a number of measures to limit the spread of COVID-19, including travel and border restrictions, quarantines, and restrictions on large gatherings. In turn, these resulted in lower consumer activity, diminished demand for a wide range of products and services, disruption in manufacturing and supply chains, and – given the wide variability in outcomes regarding the outbreak – significant market uncertainty and volatility. To help stem the turmoil, the U.S. government took unprecedented action – in concert with the U.S. Federal Reserve and central banks around the world – to help support consumers, businesses, and the broader economy, and to limit disruption to the financial system.

In general, the overall impact of the pandemic lessened in 2021, amid a resilient economy and widespread distribution of three COVID-19 vaccines granted emergency use authorization from the U.S. Food and Drug Administration (FDA) early in the year. Still, the situation remains dynamic, and the extent and duration of its influence on financial markets and the economy is highly uncertain, due in part to a recent spike in cases based on highly contagious variants of the coronavirus.

Extreme events such as the COVID-19 crisis are exogenous shocks that can have significant adverse effects on mutual funds and their investments. Although multiple asset classes may be affected by market disruption, the duration and impact may not be the same for all types of assets. Fidelity is committed to helping you stay informed amid news about COVID-19 and during increased market volatility, and we continue to take extra steps to be responsive to customer needs. We encourage you to visit us online, where we offer ongoing updates, commentary, and analysis on the markets and our funds.

Performance: The Bottom Line

Average annual total return reflects the change in the value of an investment, assuming reinvestment of distributions from dividend income and capital gains (the profits earned upon the sale of securities that have grown in value, if any) and assuming a constant rate of performance each year. The hypothetical investment and the average annual total returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. During periods of reimbursement by Fidelity, a fund’s total return will be greater than it would be had the reimbursement not occurred. How a fund did yesterday is no guarantee of how it will do tomorrow.

Average Annual Total Returns

For the periods ended October 31, 2021	Past 1 year	Past 5 years	Past 10 years
Class A (incl. 4.00% sales charge)	16.97%	7.83%	7.70%
Class M (incl. 4.00% sales charge)	16.97%	7.83%	7.70%
Class C (incl. contingent deferred sales charge)	19.95%	7.90%	7.49%
Class I	22.13%	9.01%	8.41%
Class Z	22.25%	9.07%	8.44%

 Class C shares' contingent deferred sales charges included in the past one year, past five years and past ten years total return figures are 1%, 0% and 0%, respectively.

 The initial offering of Class Z shares took place on October 2, 2018. Returns prior to October 2, 2018, are those of Class I.

$10,000 Over 10 Years

Let's say hypothetically that $10,000 was invested in Fidelity Advisor® High Income Advantage Fund - Class A on October 31, 2011, and the current 4.00% sales charge was paid.

The chart shows how the value of your investment would have changed, and also shows how the ICE® BofA® US High Yield Constrained Index performed over the same period.

Period Ending Values
$20,999	Fidelity Advisor® High Income Advantage Fund - Class A
$19,030	ICE® BofA® US High Yield Constrained Index

Management's Discussion of Fund Performance

Market Recap:  The ICE BofA® US High Yield Constrained Index gained 10.73% for the year ending October 31, 2021, as high-yield bonds rose on the prospect of a surge in economic growth amid strong corporate earnings, widespread COVID-19 vaccination, fiscal stimulus and fresh spending programs. After the index closed 2020 near a multiyear high, investors were hopeful as the new year began. The rollout of three COVID-19 vaccines was underway, the U.S. Federal Reserve pledged to hold interest rates near zero until the economy recovered, and the federal government planned to deploy trillions of dollars to boost consumers and the economy. In early September, sentiment turned broadly negative due to a host of factors. These included inflationary pressure from surging energy/other commodity prices, rising bond yields, supply constraints and disruption, valuation concerns, and the fast-spreading delta variant of the coronavirus. In addition, the Fed signaled it could soon begin to taper the bond purchases it has made since the onset of the pandemic. For the full 12 months, lower-rated bonds (+21%) fared best, handily topping the B and BB credit tiers (+9% each). By industry, returns were decidedly positive, led by entertainment/film (+50%) and air transportation (+26%). Other standouts included publishing/printing (+23%) and aerospace (+16%). Energy, the largest group in the index, rose 28%. In contrast, several defensive categories lagged: cable/satellite TV (+3%), utilities (+5%) and telecommunications (+5%).

Comments from Co-Managers Brian Chang and Mark Notkin:  For the fiscal year ending October 31, 2021, the fund's share classes (excluding sales charges, if applicable) gained roughly 21% to 22%, outperforming the 10.73% result of the benchmark ICE BofA® US High Yield/US High Yield Constrained Blend Index. The fund's core allocation to high-yield bonds gained 10.90% and contributed to performance versus the benchmark. A smaller non-benchmark stake in equities gained about 83%, notably boosting our relative result. By industry, security selection was the primary contributor, especially in energy. Security selection in technology and gaming also helped. The biggest individual relative contributor was an overweight position in Chesapeake Energy (+297%). Also lifting performance was our overweighting in California Resources, which gained 226%. Another top relative contributor was an out-of-benchmark stake in Denbury (+491%). Conversely, the primary detractor from performance versus the benchmark was an overweighting in banks & thrifts. An overweighting and security selection in cable/satellite TV and an underweighting in entertainment/film also hurt the fund's relative result. Our biggest individual relative detractor was a non-benchmark stake in Melco Crown (-41%). Our second-largest relative detractor this period was avoiding Transocean, a benchmark component that gained about 100%. The fund's non-benchmark stake in Alibaba Group Holding returned -46% and also detracted. By quality, positioning and picks among bonds rated BB added the most value versus the benchmark, while positioning among CCC-rated bonds hurt the most. Notable changes in positioning include reduced exposure to the cable/satellite TV industry and a higher allocation to technology.

The views expressed above reflect those of the portfolio manager(s) only through the end of the period as stated on the cover of this report and do not necessarily represent the views of Fidelity or any other person in the Fidelity organization. Any such views are subject to change at any time based upon market or other conditions and Fidelity disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Fidelity fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Fidelity fund.

Investment Summary (Unaudited)

Top Five Holdings as of October 31, 2021

(by issuer, excluding cash equivalents)	% of fund's net assets
CCO Holdings LLC/CCO Holdings Capital Corp.	2.2
Citigroup, Inc.	2.0
TransDigm, Inc.	2.0
Ally Financial, Inc.	1.9
Caesars Entertainment, Inc.	1.7
9.8

Top Five Market Sectors as of October 31, 2021

% of fund's net assets
Energy	12.4
Technology	8.2
Banks & Thrifts	8.0
Telecommunications	7.4
Healthcare	5.7

Quality Diversification (% of fund's net assets)

As of October 31, 2021
BBB	6.3%
BB	27.7%
B	28.5%
CCC,CC,C	5.7%
Not Rated	1.1%
Equities	19.7%
Short-Term Investments and Net Other Assets	11.0%

We have used ratings from Moody's Investors Service, Inc. Where Moody's® ratings are not available, we have used S&P® ratings. All ratings are as of the date indicated and do not reflect subsequent changes.

Asset Allocation (% of fund's net assets)

As of October 31, 2021*
Nonconvertible Bonds	58.5%
Convertible Bonds, Preferred Stocks	0.3%
Common Stocks	19.7%
Bank Loan Obligations	3.8%
Other Investments	6.7%
Short-Term Investments and Net Other Assets (Liabilities)	11.0%

 * Foreign investments - 12.6%

Schedule of Investments October 31, 2021

Showing Percentage of Net Assets

Corporate Bonds - 58.8%
	Principal Amount (000s)	Value (000s)
Convertible Bonds - 0.3%
Energy - 0.3%
Mesquite Energy, Inc. 15% 7/15/23 (a)(b)	$1,183	$4,059
Mesquite Energy, Inc. 15% 7/15/23 (a)(b)	685	2,604
		6,663
Nonconvertible Bonds - 58.5%
Aerospace - 3.1%
Allegheny Technologies, Inc.:
4.875% 10/1/29	845	844
5.125% 10/1/31	750	747
Bombardier, Inc.:
6% 2/15/28 (c)	830	837
7.125% 6/15/26 (c)	1,625	1,704
7.5% 12/1/24 (c)	3,090	3,217
7.5% 3/15/25 (c)	2,065	2,119
7.875% 4/15/27 (c)	6,210	6,454
Kaiser Aluminum Corp. 4.625% 3/1/28 (c)	1,575	1,594
Moog, Inc. 4.25% 12/15/27 (c)	480	494
Rolls-Royce PLC 5.75% 10/15/27 (c)	1,440	1,593
Spirit Aerosystems, Inc. 7.5% 4/15/25 (c)	2,035	2,148
TransDigm UK Holdings PLC 6.875% 5/15/26	1,820	1,917
TransDigm, Inc.:
4.625% 1/15/29	4,860	4,830
4.875% 5/1/29	15,000	15,044
5.5% 11/15/27	14,675	15,042
6.25% 3/15/26 (c)	1,870	1,952
7.5% 3/15/27	6,780	7,111
		67,647
Air Transportation - 1.4%
Air Canada 3.875% 8/15/26 (c)	1,240	1,256
Delta Air Lines, Inc. 7% 5/1/25 (c)	369	431
Delta Air Lines, Inc. / SkyMiles IP Ltd.:
4.5% 10/20/25 (c)	6,455	6,888
4.75% 10/20/28 (c)	5,330	5,933
Hawaiian Brand Intellectual Property Ltd. / HawaiianMiles Loyalty Ltd. 5.75% 1/20/26 (c)	2,795	2,935
Mileage Plus Holdings LLC 6.5% 6/20/27 (c)	4,540	4,941
Spirit Loyalty Cayman Ltd. / Spirit IP Cayman Ltd. 8% 9/20/25 (c)	1,044	1,169
United Airlines, Inc.:
4.375% 4/15/26 (c)	3,965	4,102
4.625% 4/15/29 (c)	2,380	2,454
		30,109
Automotive - 0.1%
Ford Motor Credit Co. LLC 3.625% 6/17/31	2,125	2,149
Automotive & Auto Parts - 1.1%
Allison Transmission, Inc. 5.875% 6/1/29 (c)	1,265	1,361
Arko Corp. 5.125% 11/15/29 (c)	1,290	1,259
Dana, Inc. 4.25% 9/1/30	1,185	1,199
Ford Motor Co. 7.45% 7/16/31	165	218
Ford Motor Credit Co. LLC:
3.375% 11/13/25	3,440	3,535
4% 11/13/30	5,460	5,699
5.113% 5/3/29	1,330	1,478
LCM Investments Holdings 4.875% 5/1/29 (c)	3,295	3,383
McLaren Finance PLC 7.5% 8/1/26 (c)	1,130	1,127
Nesco Holdings II, Inc. 5.5% 4/15/29 (c)	1,850	1,873
Rivian Holdco & Rivian LLC & Rivian Automotive LLC 1 month U.S. LIBOR + 6.000% 0% 10/8/26 (b)(d)(e)	4,255	4,171
		25,303
Banks & Thrifts - 1.9%
Ally Financial, Inc.:
8% 11/1/31	3,105	4,350
8% 11/1/31	24,612	35,241
CQP Holdco LP / BIP-V Chinook Holdco LLC 5.5% 6/15/31 (c)	2,025	2,106
		41,697
Broadcasting - 1.3%
Clear Channel Outdoor Holdings, Inc. 7.5% 6/1/29 (c)	1,615	1,652
Diamond Sports Group LLC/Diamond Sports Finance Co. 5.375% 8/15/26 (c)	6,155	3,478
Gray Escrow II, Inc. 5.375% 11/15/31 (c)(f)	2,665	2,692
Lions Gate Capital Holdings LLC 5.5% 4/15/29 (c)	1,145	1,171
Nexstar Broadcasting, Inc.:
4.75% 11/1/28 (c)	2,980	3,045
5.625% 7/15/27 (c)	3,555	3,751
Scripps Escrow II, Inc. 3.875% 1/15/29 (c)	360	358
Scripps Escrow, Inc. 5.875% 7/15/27 (c)	1,580	1,604
Sirius XM Radio, Inc.:
3.125% 9/1/26 (c)	1,240	1,242
3.875% 9/1/31 (c)	1,655	1,590
4% 7/15/28 (c)	3,220	3,243
5% 8/1/27 (c)	3,200	3,340
Townsquare Media, Inc. 6.875% 2/1/26 (c)	725	758
Univision Communications, Inc. 4.5% 5/1/29 (c)	1,610	1,629
		29,553
Building Materials - 0.3%
Advanced Drain Systems, Inc. 5% 9/30/27 (c)	355	369
Brundage-Bone Concrete Pumping Holdings, Inc. 6% 2/1/26 (c)	835	874
CP Atlas Buyer, Inc. 7% 12/1/28 (c)	710	687
SRS Distribution, Inc.:
4.625% 7/1/28 (c)	1,540	1,574
6.125% 7/1/29 (c)	850	874
Summit Materials LLC/Summit Materials Finance Corp. 5.25% 1/15/29 (c)	1,445	1,514
Victors Merger Corp. 6.375% 5/15/29 (c)	1,610	1,513
		7,405
Cable/Satellite TV - 3.9%
Block Communications, Inc. 4.875% 3/1/28 (c)	1,090	1,112
CCO Holdings LLC/CCO Holdings Capital Corp.:
4.25% 2/1/31 (c)	2,275	2,265
4.5% 5/1/32	21,015	21,114
4.75% 3/1/30 (c)	8,310	8,580
5% 2/1/28 (c)	740	770
5.125% 5/1/27 (c)	14,015	14,523
CSC Holdings LLC:
4.5% 11/15/31 (c)	4,015	3,890
5.375% 2/1/28 (c)	5,535	5,701
5.5% 4/15/27 (c)	6,640	6,856
5.75% 1/15/30 (c)	110	109
6.5% 2/1/29 (c)	3,900	4,183
Dolya Holdco 18 DAC 5% 7/15/28 (c)	900	914
Radiate Holdco LLC/Radiate Financial Service Ltd.:
4.5% 9/15/26 (c)	1,120	1,138
6.5% 9/15/28 (c)	2,990	2,990
Ziggo Bond Co. BV 5.125% 2/28/30 (c)	835	845
Ziggo BV:
4.875% 1/15/30 (c)	1,145	1,164
5.5% 1/15/27 (c)	9,884	10,131
		86,285
Capital Goods - 0.0%
ATS Automation Tooling System, Inc. 4.125% 12/15/28 (c)	1,015	1,024
Chemicals - 2.1%
Compass Minerals International, Inc. 6.75% 12/1/27 (c)	3,450	3,653
Consolidated Energy Finance SA 6.5% 5/15/26 (c)	9,920	10,292
Gpd Companies, Inc. 10.125% 4/1/26 (c)	370	396
Ingevity Corp. 3.875% 11/1/28 (c)	1,515	1,488
Kraton Polymers LLC/Kraton Polymers Capital Corp. 4.25% 12/15/25 (c)	950	982
Kronos Acquisition Holdings, Inc. / KIK Custom Products, Inc.:
5% 12/31/26(c)	495	490
7% 12/31/27 (c)	1,625	1,571
LSB Industries, Inc. 6.25% 10/15/28 (c)	1,330	1,342
OCI NV 5.25% 11/1/24 (c)	2,195	2,253
Olin Corp. 5% 2/1/30	1,555	1,641
Olympus Water U.S. Holding Corp. 4.25% 10/1/28 (c)	1,695	1,667
SCIH Salt Holdings, Inc. 4.875% 5/1/28 (c)	2,390	2,336
SCIL IV LLC / SCIL U.S.A. Holdings LLC 5.375% 11/1/26 (c)(f)	1,985	2,001
The Chemours Co. LLC:
5.375% 5/15/27	4,500	4,748
5.75% 11/15/28 (c)	2,165	2,225
Tronox, Inc. 4.625% 3/15/29 (c)	1,705	1,671
Valvoline, Inc. 4.25% 2/15/30 (c)	1,155	1,172
W.R. Grace Holding LLC 5.625% 8/15/29 (c)	6,055	6,108
		46,036
Consumer Products - 1.2%
Angi Group LLC 3.875% 8/15/28 (c)	750	733
Diamond BC BV 4.625% 10/1/29 (c)	1,015	1,022
Foundation Building Materials, Inc. 6% 3/1/29 (c)	735	712
Gannett Holdings LLC 6% 11/1/26 (c)	1,230	1,227
Michaels Companies, Inc.:
5.25% 5/1/28 (c)	1,865	1,884
7.875% 5/1/29 (c)	1,975	1,995
Millennium Escrow Corp. 6.625% 8/1/26 (c)	1,660	1,687
Nordstrom, Inc.:
4.25% 8/1/31	3,515	3,514
4.375% 4/1/30	530	539
5% 1/15/44	250	248
6.95% 3/15/28	75	88
PetSmart, Inc. / PetSmart Finance Corp.:
4.75% 2/15/28 (c)	1,280	1,315
7.75% 2/15/29 (c)	1,120	1,210
Spectrum Brands Holdings, Inc. 3.875% 3/15/31 (c)	1,080	1,058
Tempur Sealy International, Inc.:
3.875% 10/15/31 (c)	2,230	2,210
4% 4/15/29 (c)	2,045	2,077
The Scotts Miracle-Gro Co. 4% 4/1/31 (c)	1,530	1,518
TKC Holdings, Inc.:
6.875% 5/15/28 (c)	1,605	1,649
10.5% 5/15/29 (c)	1,605	1,733
		26,419
Containers - 0.5%
ARD Finance SA 6.5% 6/30/27 pay-in-kind (c)(d)	1,580	1,655
Crown Americas LLC/Crown Americas Capital Corp. IV 4.75% 2/1/26	4,280	4,410
Crown Americas LLC/Crown Americas Capital Corp. V 4.25% 9/30/26	1,210	1,289
Graham Packaging Co., Inc. 7.125% 8/15/28 (c)	825	849
Intelligent Packaging Ltd. Finco, Inc. 6% 9/15/28 (c)	570	586
LABL, Inc. 5.875% 11/1/28 (c)	2,095	2,107
Trivium Packaging Finance BV 5.5% 8/15/26 (c)	1,075	1,117
		12,013
Diversified Financial Services - 2.2%
Broadstreet Partners, Inc. 5.875% 4/15/29 (c)	2,115	2,078
Cargo Aircraft Management, Inc. 4.75% 2/1/28 (c)	965	983
Coinbase Global, Inc.:
3.375% 10/1/28 (c)	1,270	1,226
3.625% 10/1/31 (c)	1,270	1,210
Compass Group Diversified Holdings LLC 5.25% 4/15/29 (c)	2,270	2,361
Hightower Holding LLC 6.75% 4/15/29 (c)	785	801
Icahn Enterprises LP/Icahn Enterprises Finance Corp.:
4.375% 2/1/29	3,415	3,430
5.25% 5/15/27	5,725	5,954
6.25% 5/15/26	6,840	7,165
LPL Holdings, Inc. 4% 3/15/29 (c)	2,270	2,315
MSCI, Inc.:
3.25% 8/15/33 (c)	1,245	1,250
4% 11/15/29 (c)	900	941
OneMain Finance Corp.:
4% 9/15/30	720	699
5.375% 11/15/29	9,325	9,954
6.625% 1/15/28	1,185	1,330
6.875% 3/15/25	775	865
7.125% 3/15/26	4,710	5,346
Shift4 Payments LLC / Shift4 Payments Finance Sub, Inc. 4.625% 11/1/26 (c)	510	528
		48,436
Diversified Media - 0.3%
Nielsen Finance LLC/Nielsen Finance Co.:
4.5% 7/15/29 (c)	810	792
4.75% 7/15/31 (c)	805	785
Terrier Media Buyer, Inc. 8.875% 12/15/27 (c)	5,660	5,985
		7,562
Energy - 7.7%
Antero Midstream Partners LP/Antero Midstream Finance Corp.:
5.375% 6/15/29 (c)	1,205	1,259
5.75% 3/1/27 (c)	2,355	2,432
5.75% 1/15/28 (c)	1,705	1,784
Atlantica Sustainable Infrastructure PLC 4.125% 6/15/28 (c)	1,045	1,065
Callon Petroleum Co. 6.375% 7/1/26	1,080	1,026
CGG SA 8.75% 4/1/27 (c)	1,530	1,506
Cheniere Energy Partners LP:
3.25% 1/31/32 (c)	1,270	1,259
4% 3/1/31 (c)	3,980	4,139
Cheniere Energy, Inc. 4.625% 10/15/28	2,980	3,125
Chesapeake Energy Corp.:
4.875% 4/15/22 (b)(g)	2,950	0
5.75% 3/15/23 (b)(g)	1,890	0
5.875% 2/1/29 (c)	735	781
7% 10/1/24 (b)(g)	840	0
8% 1/15/25 (b)(g)	480	0
8% 6/15/27 (b)(g)	300	0
Citgo Holding, Inc. 9.25% 8/1/24 (c)	1,880	1,908
Citgo Petroleum Corp.:
6.375% 6/15/26 (c)	1,105	1,138
7% 6/15/25 (c)	3,035	3,128
CNX Midstream Partners LP 4.75% 4/15/30 (c)	900	901
CNX Resources Corp. 6% 1/15/29 (c)	690	728
Colgate Energy Partners III LLC 5.875% 7/1/29 (c)	1,165	1,193
Comstock Resources, Inc.:
5.875% 1/15/30 (c)	3,405	3,541
6.75% 3/1/29 (c)	5,695	6,122
7.5% 5/15/25 (c)	1,901	1,972
Continental Resources, Inc.:
4.375% 1/15/28	665	726
4.9% 6/1/44	1,660	1,884
Crestwood Midstream Partners LP/Crestwood Midstream Finance Corp.:
5.625% 5/1/27 (c)	5,000	5,119
6% 2/1/29 (c)	6,365	6,596
CrownRock LP/CrownRock Finance, Inc. 5% 5/1/29 (c)	665	685
CVR Energy, Inc.:
5.25% 2/15/25 (c)	2,375	2,346
5.75% 2/15/28 (c)	3,170	3,122
DCP Midstream Operating LP:
5.85% 5/21/43 (c)(d)	5,180	4,828
8.125% 8/16/30	130	176
Delek Logistics Partners LP 7.125% 6/1/28 (c)	2,345	2,456
DT Midstream, Inc.:
4.125% 6/15/29 (c)	1,215	1,224
4.375% 6/15/31 (c)	1,215	1,231
Endeavor Energy Resources LP/EER Finance, Inc.:
5.75% 1/30/28 (c)	1,365	1,433
6.625% 7/15/25 (c)	760	801
EnLink Midstream LLC 5.375% 6/1/29	650	673
EQT Corp.:
3.125% 5/15/26 (c)	805	811
3.625% 5/15/31 (c)	805	822
3.9% 10/1/27	3,890	4,153
Hess Midstream Partners LP:
4.25% 2/15/30 (c)	1,345	1,345
5.125% 6/15/28 (c)	1,570	1,631
5.625% 2/15/26 (c)	2,390	2,477
Hilcorp Energy I LP/Hilcorp Finance Co. 6.25% 11/1/28 (c)	310	318
Holly Energy Partners LP/Holly Energy Finance Corp. 5% 2/1/28 (c)	1,060	1,063
KLX Energy Services Holdings, Inc. 11.5% 11/1/25 (c)	2,300	1,323
Magnolia Oil & Gas Operating LLC 6% 8/1/26 (c)	1,855	1,904
MEG Energy Corp. 7.125% 2/1/27 (c)	1,580	1,659
Mesquite Energy, Inc. 7.25% 2/15/23 (b)(c)(g)	6,264	0
Nabors Industries Ltd.:
7.25% 1/15/26 (c)	1,580	1,533
7.5% 1/15/28 (c)	1,360	1,292
New Fortress Energy, Inc.:
6.5% 9/30/26 (c)	2,675	2,600
6.75% 9/15/25 (c)	6,200	6,037
NGL Energy Operating LLC/NGL Energy Finance Corp. 7.5% 2/1/26 (c)	1,410	1,430
NGL Energy Partners LP/NGL Energy Finance Corp. 6.125% 3/1/25	5	4
Occidental Petroleum Corp.:
3.5% 8/15/29	1,870	1,898
4.4% 4/15/46	1,305	1,320
4.4% 8/15/49	3,295	3,294
4.625% 6/15/45	1,070	1,107
5.875% 9/1/25	1,500	1,665
6.125% 1/1/31	3,010	3,604
6.2% 3/15/40	800	969
6.375% 9/1/28	2,410	2,825
6.45% 9/15/36	2,650	3,372
6.6% 3/15/46	2,125	2,719
6.625% 9/1/30	2,995	3,665
7.2% 3/15/29	545	643
7.5% 5/1/31	155	202
8.875% 7/15/30	1,595	2,161
PBF Holding Co. LLC/PBF Finance Corp.:
6% 2/15/28	3,845	2,787
7.25% 6/15/25	2,125	1,664
9.25% 5/15/25 (c)	3,310	3,227
PBF Logistics LP/PBF Logistics Finance, Inc. 6.875% 5/15/23	3,315	3,221
Renewable Energy Group, Inc. 5.875% 6/1/28 (c)	845	888
SM Energy Co.:
5.625% 6/1/25	2,230	2,236
6.625% 1/15/27	850	878
6.75% 9/15/26	845	866
Southwestern Energy Co.:
5.375% 3/15/30	1,665	1,757
7.75% 10/1/27	1,285	1,380
Suburban Propane Partners LP/Suburban Energy Finance Corp. 5% 6/1/31 (c)	1,610	1,650
Summit Midstream Holdings LLC 8.5% (c)(f)(h)	1,290	1,297
Sunoco LP/Sunoco Finance Corp.:
4.5% 5/15/29	1,320	1,335
4.5% 4/30/30 (c)	1,710	1,725
6% 4/15/27	4,240	4,441
Tallgrass Energy Partners LP / Tallgrass Energy Finance Corp.:
6% 9/1/31 (c)	1,245	1,225
7.5% 10/1/25 (c)	1,120	1,211
Targa Resources Partners LP/Targa Resources Partners Finance Corp. 4.875% 2/1/31	1,405	1,515
Teine Energy Ltd. 6.875% 4/15/29 (c)	1,145	1,165
Ultra Resources, Inc. 11% 7/12/24 pay-in-kind (b)(g)	1,983	99
Venture Global Calcasieu Pass LLC:
3.875% 8/15/29 (c)	1,035	1,053
4.125% 8/15/31 (c)	1,035	1,071
Vine Energy Holdings LLC 6.75% 4/15/29 (c)	1,150	1,235
		170,079
Environmental - 0.6%
Covanta Holding Corp.:
5% 9/1/30	1,495	1,488
6% 1/1/27	3,440	3,556
Darling Ingredients, Inc. 5.25% 4/15/27 (c)	2,155	2,233
GFL Environmental, Inc.:
4% 8/1/28 (c)	1,275	1,243
4.75% 6/15/29 (c)	1,625	1,639
Madison IAQ LLC:
4.125% 6/30/28 (c)	1,535	1,527
5.875% 6/30/29 (c)	1,225	1,216
		12,902
Food & Drug Retail - 0.9%
Albertsons Companies LLC/Safeway, Inc./New Albertson's, Inc./Albertson's LLC:
3.5% 3/15/29 (c)	4,630	4,564
4.625% 1/15/27 (c)	3,425	3,584
4.875% 2/15/30 (c)	6,100	6,538
Murphy Oil U.S.A., Inc. 3.75% 2/15/31 (c)	675	664
Parkland Corp. 4.5% 10/1/29 (c)	1,145	1,152
SEG Holding LLC/SEG Finance Corp. 5.625% 10/15/28 (c)	1,470	1,547
Tops Markets LLC 13% 11/19/24 pay-in-kind (b)(d)	898	871
		18,920
Food/Beverage/Tobacco - 2.4%
C&S Group Enterprises LLC 5% 12/15/28 (c)	1,110	1,032
Chobani LLC/Finance Corp., Inc. 4.625% 11/15/28 (c)	855	874
Del Monte Foods, Inc. 11.875% 5/15/25 (c)	860	965
JBS U.S.A. Food Co.:
5.75% 1/15/28 (c)	1,665	1,736
7% 1/15/26 (c)	1,795	1,867
JBS U.S.A. LLC/JBS U.S.A. Finance, Inc. 6.75% 2/15/28 (c)	4,025	4,337
JBS U.S.A. Lux SA / JBS Food Co.:
5.5% 1/15/30 (c)	10,845	11,875
6.5% 4/15/29 (c)	4,655	5,161
KeHE Distributors LLC / KeHE Finance Corp. 8.625% 10/15/26 (c)	1,185	1,274
Lamb Weston Holdings, Inc.:
4.125% 1/31/30 (c)(f)	1,720	1,722
4.375% 1/31/32 (c)(f)	860	861
Performance Food Group, Inc.:
4.25% 8/1/29 (c)	1,160	1,160
5.5% 10/15/27 (c)	1,353	1,411
Pilgrim's Pride Corp.:
4.25% 4/15/31 (c)	2,740	2,891
5.875% 9/30/27 (c)	1,110	1,170
Post Holdings, Inc.:
4.5% 9/15/31 (c)	6,170	6,046
4.625% 4/15/30 (c)	2,050	2,060
5.625% 1/15/28 (c)	2,640	2,755
Simmons Foods, Inc. 4.625% 3/1/29 (c)	1,070	1,081
TreeHouse Foods, Inc. 4% 9/1/28	500	478
Triton Water Holdings, Inc. 6.25% 4/1/29 (c)	810	809
United Natural Foods, Inc. 6.75% 10/15/28 (c)	1,055	1,142
		52,707
Gaming - 2.1%
Affinity Gaming LLC 6.875% 12/15/27 (c)	550	570
Boyd Gaming Corp. 4.75% 6/15/31 (c)	2,025	2,083
Caesars Entertainment, Inc.:
4.625% 10/15/29 (c)	2,530	2,542
6.25% 7/1/25 (c)	5,705	6,001
8.125% 7/1/27 (c)	7,605	8,518
Caesars Resort Collection LLC 5.75% 7/1/25 (c)	1,900	1,996
MCE Finance Ltd.:
5.375% 12/4/29 (c)	1,140	1,121
5.75% 7/21/28 (c)	750	747
MGM Growth Properties Operating Partnership LP 3.875% 2/15/29 (c)	1,445	1,530
MGM Resorts International 4.75% 10/15/28	1,470	1,528
Peninsula Pacific Entertainment LLC 8.5% 11/15/27 (c)	2,515	2,683
Premier Entertainment Sub LLC:
5.625% 9/1/29 (c)	6,120	6,227
5.875% 9/1/31 (c)	2,910	2,968
Studio City Finance Ltd. 5% 1/15/29 (c)	725	651
VICI Properties, Inc.:
4.25% 12/1/26 (c)	3,015	3,123
4.625% 12/1/29 (c)	1,720	1,835
Wynn Macau Ltd. 5.125% 12/15/29 (c)	2,345	2,099
		46,222
Healthcare - 3.6%
180 Medical, Inc. 3.875% 10/15/29 (c)	910	915
AMN Healthcare 4.625% 10/1/27 (c)	375	385
Avantor Funding, Inc. 3.875% 11/1/29 (c)	860	860
Cano Health, Inc. 6.25% 10/1/28 (c)	565	568
Catalent Pharma Solutions:
3.5% 4/1/30 (c)	850	844
5% 7/15/27 (c)	595	614
Charles River Laboratories International, Inc.:
3.75% 3/15/29 (c)	1,215	1,227
4% 3/15/31 (c)	1,545	1,597
4.25% 5/1/28 (c)	485	500
Community Health Systems, Inc.:
4.75% 2/15/31 (c)	2,025	2,025
5.625% 3/15/27 (c)	725	759
6% 1/15/29 (c)	1,085	1,142
6.125% 4/1/30 (c)	3,220	3,165
6.625% 2/15/25 (c)	1,835	1,908
8% 3/15/26 (c)	11,505	12,138
DaVita HealthCare Partners, Inc.:
3.75% 2/15/31 (c)	535	507
4.625% 6/1/30 (c)	4,045	4,065
Encompass Health Corp. 5.75% 9/15/25	400	409
Grifols Escrow Issuer SA 4.75% 10/15/28 (c)	850	863
HealthEquity, Inc. 4.5% 10/1/29 (c)	895	905
Hologic, Inc. 4.625% 2/1/28 (c)	645	672
IQVIA, Inc. 5% 10/15/26 (c)	1,125	1,156
Jaguar Holding Co. II/Pharmaceutical Product Development LLC 5% 6/15/28 (c)	1,600	1,716
Jazz Securities DAC 4.375% 1/15/29 (c)	1,635	1,680
ModivCare Escrow Issuer, Inc. 5% 10/1/29 (c)	955	971
Modivcare, Inc. 5.875% 11/15/25 (c)	1,105	1,160
Molina Healthcare, Inc. 3.875% 11/15/30 (c)	1,360	1,403
Mozart Debt Merger Sub, Inc. 3.875% 4/1/29 (c)	2,555	2,542
Option Care Health, Inc. 4.375% 10/31/29 (c)	950	959
Organon & Co. / Organon Foreign Debt Co-Issuer BV:
4.125% 4/30/28 (c)	2,775	2,813
5.125% 4/30/31 (c)	2,410	2,486
Owens & Minor, Inc. 4.5% 3/31/29 (c)	1,065	1,069
Radiology Partners, Inc. 9.25% 2/1/28 (c)	2,905	3,079
RP Escrow Issuer LLC 5.25% 12/15/25 (c)	1,340	1,340
Syneos Health, Inc. 3.625% 1/15/29 (c)	1,080	1,066
Tenet Healthcare Corp.:
4.25% 6/1/29 (c)	8,360	8,463
6.125% 10/1/28 (c)	2,590	2,719
6.25% 2/1/27 (c)	6,945	7,214
Vizient, Inc. 6.25% 5/15/27 (c)	450	472
		78,376
Homebuilders/Real Estate - 2.0%
Arcosa, Inc. 4.375% 4/15/29 (c)	1,075	1,097
Ashton Woods U.S.A. LLC/Ashton Woods Finance Co. 4.625% 4/1/30 (c)	1,240	1,218
Brookfield Residential Properties, Inc./Brookfield Residential U.S. Corp. 4.875% 2/15/30 (c)	1,080	1,082
Century Communities, Inc. 3.875% 8/15/29 (c)	1,245	1,241
DTZ U.S. Borrower LLC 6.75% 5/15/28 (c)	1,455	1,553
MPT Operating Partnership LP/MPT Finance Corp.:
3.5% 3/15/31	1,445	1,456
5% 10/15/27	6,875	7,231
Realogy Group LLC/Realogy Co-Issuer Corp.:
5.75% 1/15/29 (c)	4,695	4,865
7.625% 6/15/25 (c)	4,605	4,920
Shea Homes Ltd. Partnership/Corp. 4.75% 4/1/29 (c)	1,070	1,075
Taylor Morrison Communities, Inc./Monarch Communities, Inc.:
5.125% 8/1/30 (c)	1,416	1,501
5.75% 1/15/28 (c)	2,100	2,312
5.875% 6/15/27 (c)	1,490	1,667
TopBuild Corp. 3.625% 3/15/29 (c)	755	759
TRI Pointe Homes, Inc. 5.7% 6/15/28	1,965	2,137
Uniti Group LP / Uniti Group Finance, Inc.:
4.75% 4/15/28 (c)	4,258	4,275
6.5% 2/15/29 (c)	5,265	5,326
Weekley Homes LLC/Weekley Finance Corp. 4.875% 9/15/28 (c)	675	699
		44,414
Hotels - 0.1%
Hilton Domestic Operating Co., Inc.:
3.75% 5/1/29 (c)	725	725
4% 5/1/31 (c)	1,085	1,090
4.875% 1/15/30	1,180	1,260
		3,075
Insurance - 0.7%
Acrisure LLC / Acrisure Finance, Inc.:
6% 8/1/29 (c)	1,240	1,217
7% 11/15/25 (c)	5,150	5,202
Alliant Holdings Intermediate LLC:
4.25% 10/15/27 (c)	1,470	1,469
5.875% 11/1/29 (c)(f)	1,290	1,296
6.75% 10/15/27 (c)	2,275	2,349
AmWINS Group, Inc. 4.875% 6/30/29 (c)	1,205	1,201
AssuredPartners, Inc. 5.625% 1/15/29 (c)	845	839
HUB International Ltd. 7% 5/1/26 (c)	1,750	1,805
MGIC Investment Corp. 5.25% 8/15/28	1,040	1,106
		16,484
Leisure - 1.1%
Boyne U.S.A., Inc. 4.75% 5/15/29 (c)	840	859
Carnival Corp.:
4% 8/1/28 (c)	2,480	2,480
7.625% 3/1/26 (c)	1,085	1,143
9.875% 8/1/27 (c)	2,250	2,590
NCL Corp. Ltd.:
5.875% 3/15/26 (c)	1,615	1,619
12.25% 5/15/24 (c)	2,000	2,359
NCL Finance Ltd. 6.125% 3/15/28 (c)	675	681
Royal Caribbean Cruises Ltd.:
10.875% 6/1/23 (c)	1,890	2,114
11.5% 6/1/25 (c)	1,636	1,857
SeaWorld Parks & Entertainment, Inc. 5.25% 8/15/29 (c)	1,665	1,696
Vail Resorts, Inc. 6.25% 5/15/25 (c)	850	895
Viking Cruises Ltd. 13% 5/15/25 (c)	1,265	1,448
Viking Ocean Cruises Ship VII Ltd. 5.625% 2/15/29 (c)	625	620
Voc Escrow Ltd. 5% 2/15/28 (c)	3,625	3,598
		23,959
Metals/Mining - 1.2%
Alcoa Nederland Holding BV 4.125% 3/31/29 (c)	1,980	2,059
Alpha Natural Resources, Inc. 9.75% 4/15/18 (b)(g)	1,770	0
Arconic Corp.:
6% 5/15/25 (c)	900	942
6.125% 2/15/28 (c)	2,225	2,345
Cleveland-Cliffs, Inc.:
4.625% 3/1/29 (c)	3,200	3,316
4.875% 3/1/31 (c)	1,480	1,541
5.875% 6/1/27	3,215	3,344
Eldorado Gold Corp. 6.25% 9/1/29 (c)	1,245	1,265
First Quantum Minerals Ltd.:
6.5% 3/1/24 (c)	2,395	2,431
6.875% 3/1/26 (c)	2,600	2,702
7.25% 4/1/23 (c)	485	494
7.5% 4/1/25 (c)	4,135	4,264
FMG Resources (August 2006) Pty Ltd. 4.375% 4/1/31 (c)	1,145	1,159
HudBay Minerals, Inc. 4.5% 4/1/26 (c)	905	903
		26,765
Paper - 0.5%
Ardagh Metal Packaging Finance U.S.A. LLC/Ardagh Metal Packaging Finance PLC:
3.25% 9/1/28 (c)	760	744
4% 9/1/29 (c)	1,515	1,507
Cascades, Inc.:
5.125% 1/15/26 (c)	790	833
5.375% 1/15/28 (c)	790	827
Enviva Partners LP / Enviva Partners Finance Corp. 6.5% 1/15/26 (c)	1,575	1,629
Glatfelter Corp. 4.75% 11/15/29 (c)	1,290	1,314
Intertape Polymer Group, Inc. 4.375% 6/15/29 (c)	1,210	1,213
Mercer International, Inc. 5.125% 2/1/29	1,920	1,909
		9,976
Publishing/Printing - 0.1%
Clear Channel International BV 6.625% 8/1/25 (c)	2,185	2,272
Railroad - 0.1%
First Student Bidco, Inc./First Transit Parent, Inc. 4% 7/31/29 (c)	1,245	1,217
Restaurants - 0.5%
1011778 BC Unlimited Liability Co./New Red Finance, Inc.:
3.875% 1/15/28 (c)	1,630	1,626
4% 10/15/30 (c)	5,185	5,023
4.375% 1/15/28 (c)	1,490	1,498
Bloomin Brands, Inc. / OSI Restaurant Partners LLC 5.125% 4/15/29 (c)	715	707
Papa John's International, Inc. 3.875% 9/15/29 (c)	765	748
Yum! Brands, Inc. 4.625% 1/31/32	1,530	1,595
		11,197
Services - 2.1%
Allied Universal Holdco LLC / Allied Universal Finance Corp. 6% 6/1/29 (c)	1,950	1,919
ASGN, Inc. 4.625% 5/15/28 (c)	1,350	1,394
Atlas Luxco 4 SARL / Allied Universal Holdco LLC / Allied Universal Finance Corp.:
4.625% 6/1/28 (c)	2,899	2,876
4.625% 6/1/28 (c)	1,921	1,904
Booz Allen Hamilton, Inc.:
3.875% 9/1/28 (c)	1,385	1,405
4% 7/1/29 (c)	805	815
CoreCivic, Inc. 8.25% 4/15/26	4,440	4,538
Fair Isaac Corp. 4% 6/15/28 (c)	1,530	1,545
Gartner, Inc.:
3.625% 6/15/29 (c)	1,160	1,166
3.75% 10/1/30 (c)	1,535	1,556
GEMS MENASA Cayman Ltd. 7.125% 7/31/26 (c)	1,360	1,408
H&E Equipment Services, Inc. 3.875% 12/15/28 (c)	2,165	2,149
Hertz Corp.:
5.5% 10/15/24 (b)(c)(g)	1,505	0
6% 1/15/28 (b)(c)(g)	1,385	0
6.25% 10/15/22 (b)(g)	1,605	0
7.125% 8/1/26 (b)(c)(g)	1,430	0
IAA, Inc. 5.5% 6/15/27 (c)	755	784
Iron Mountain, Inc.:
4.5% 2/15/31 (c)	2,975	3,005
4.875% 9/15/29 (c)	3,000	3,099
Service Corp. International 4% 5/15/31	1,610	1,644
Sotheby's 7.375% 10/15/27 (c)	640	674
Sotheby's/Bidfair Holdings, Inc. 5.875% 6/1/29 (c)	2,410	2,464
The GEO Group, Inc.:
5.125% 4/1/23	1,365	1,317
5.875% 10/15/24	1,967	1,780
6% 4/15/26	1,360	1,180
TriNet Group, Inc. 3.5% 3/1/29 (c)	1,135	1,138
Uber Technologies, Inc.:
4.5% 8/15/29 (c)	3,730	3,754
6.25% 1/15/28 (c)	1,225	1,315
WASH Multifamily Acquisition, Inc. 5.75% 4/15/26 (c)	1,285	1,328
		46,157
Steel - 0.1%
Commercial Metals Co. 3.875% 2/15/31	780	772
Infrabuild Australia Pty Ltd. 12% 10/1/24 (c)	1,790	1,893
Roller Bearing Co. of America, Inc. 4.375% 10/15/29 (c)	610	621
		3,286
Super Retail - 1.2%
Ambience Merger Sub, Inc.:
4.875% 7/15/28 (c)	820	805
7.125% 7/15/29 (c)	1,225	1,180
Asbury Automotive Group, Inc.:
4.5% 3/1/28	492	501
4.75% 3/1/30	489	499
Bath & Body Works, Inc.:
6.625% 10/1/30 (c)	760	850
6.75% 7/1/36	3,470	4,165
6.875% 11/1/35	970	1,178
7.5% 6/15/29	1,135	1,282
Carvana Co.:
4.875% 9/1/29 (c)	2,910	2,815
5.5% 4/15/27 (c)	5,530	5,571
EG Global Finance PLC 8.5% 10/30/25 (c)	2,295	2,375
Gap, Inc.:
3.625% 10/1/29 (c)	1,695	1,661
3.875% 10/1/31 (c)	1,695	1,661
Lithia Motors, Inc. 3.875% 6/1/29 (c)	1,770	1,834
		26,377
Technology - 3.0%
Acuris Finance U.S. 5% 5/1/28 (c)	1,210	1,192
Black Knight InfoServ LLC 3.625% 9/1/28 (c)	1,545	1,537
CA Magnum Holdings 5.375% (c)(h)	690	708
Camelot Finance SA 4.5% 11/1/26 (c)	1,515	1,570
CDK Global, Inc. 5.25% 5/15/29 (c)	870	933
CDW LLC/CDW Finance Corp. 4.25% 4/1/28	2,070	2,142
Clarivate Science Holdings Corp.:
3.875% 7/1/28 (c)	1,440	1,424
4.875% 7/1/29 (c)	1,360	1,354
Crowdstrike Holdings, Inc. 3% 2/15/29	1,130	1,116
Elastic NV 4.125% 7/15/29 (c)	2,330	2,318
Go Daddy Operating Co. LLC / GD Finance Co., Inc.:
3.5% 3/1/29 (c)	1,520	1,471
5.25% 12/1/27 (c)	1,495	1,551
ION Trading Technologies Ltd. 5.75% 5/15/28 (c)	1,605	1,645
Match Group Holdings II LLC:
5% 12/15/27 (c)	1,485	1,548
5.625% 2/15/29 (c)	1,565	1,675
MicroStrategy, Inc. 6.125% 6/15/28 (c)	4,490	4,607
NCR Corp.:
5% 10/1/28 (c)	750	759
5.125% 4/15/29 (c)	3,710	3,794
5.25% 10/1/30 (c)	750	773
Northwest Fiber LLC/Northwest Fiber Finance Sub, Inc. 10.75% 6/1/28 (c)	815	897
ON Semiconductor Corp. 3.875% 9/1/28 (c)	1,500	1,517
Open Text Corp. 3.875% 2/15/28 (c)	790	796
Open Text Holdings, Inc. 4.125% 2/15/30 (c)	790	803
Pitney Bowes, Inc.:
6.875% 3/15/27 (c)	765	792
7.25% 3/15/29 (c)	765	790
PTC, Inc.:
3.625% 2/15/25 (c)	925	940
4% 2/15/28 (c)	915	928
Rackspace Hosting, Inc. 5.375% 12/1/28 (c)	830	799
Roblox Corp. 3.875% 5/1/30 (c)	1,295	1,290
Sensata Technologies BV 4% 4/15/29 (c)	1,530	1,554
Square, Inc. 3.5% 6/1/31 (c)	1,615	1,655
Synaptics, Inc. 4% 6/15/29 (c)	900	909
TTM Technologies, Inc. 4% 3/1/29 (c)	1,135	1,125
Twilio, Inc.:
3.625% 3/15/29	1,280	1,293
3.875% 3/15/31	1,340	1,353
Uber Technologies, Inc.:
7.5% 9/15/27 (c)	4,885	5,343
8% 11/1/26 (c)	7,110	7,568
Unisys Corp. 6.875% 11/1/27 (c)	830	905
Veritas U.S., Inc./Veritas Bermuda Ltd. 7.5% 9/1/25 (c)	2,600	2,694
		66,068
Telecommunications - 6.2%
Altice Financing SA:
5% 1/15/28 (c)	1,580	1,523
5.75% 8/15/29 (c)	3,315	3,261
Altice France SA:
5.125% 7/15/29 (c)	9,000	8,765
5.5% 1/15/28 (c)	3,740	3,748
5.5% 10/15/29 (c)	14,870	14,576
8.125% 2/1/27 (c)	3,925	4,219
C&W Senior Financing Designated Activity Co. 6.875% 9/15/27 (c)	7,020	7,380
Cablevision Lightpath LLC:
3.875% 9/15/27 (c)	735	716
5.625% 9/15/28 (c)	580	573
Frontier Communications Holdings LLC:
5% 5/1/28 (c)	2,530	2,571
5.875% 10/15/27 (c)	1,375	1,440
6% 1/15/30 (c)	1,710	1,718
6.75% 5/1/29 (c)	1,620	1,667
Intelsat Jackson Holdings SA 8% 2/15/24 (c)	4,060	4,151
LCPR Senior Secured Financing DAC:
5.125% 7/15/29 (c)	1,895	1,909
6.75% 10/15/27 (c)	1,615	1,696
Level 3 Financing, Inc.:
3.625% 1/15/29 (c)	8,140	7,702
3.75% 7/15/29 (c)	3,160	2,986
Lumen Technologies, Inc. 5.375% 6/15/29 (c)	2,035	2,043
Millicom International Cellular SA 4.5% 4/27/31 (c)	235	241
NGL Energy Partners LP/NGL Energy Finance Corp. 7.5% 4/15/26	515	440
Northwest Fiber LLC/Northwest Fiber Finance Sub, Inc.:
4.75% 4/30/27 (c)	850	830
6% 2/15/28 (c)	565	542
Sable International Finance Ltd. 5.75% 9/7/27 (c)	3,635	3,780
SBA Communications Corp.:
3.125% 2/1/29 (c)	1,695	1,627
3.875% 2/15/27	2,375	2,449
Sprint Capital Corp.:
6.875% 11/15/28	7,335	9,275
8.75% 3/15/32	8,870	13,276
Sprint Corp. 7.625% 3/1/26	490	587
T-Mobile U.S.A., Inc.:
2.625% 2/15/29	2,155	2,136
2.875% 2/15/31	3,320	3,299
3.375% 4/15/29	1,530	1,572
3.5% 4/15/31	1,530	1,583
Telesat Canada/Telesat LLC 5.625% 12/6/26 (c)	2,335	2,180
Uniti Group, Inc.:
6% 1/15/30 (c)	2,125	2,098
7.875% 2/15/25 (c)	2,455	2,582
Virgin Media Finance PLC 5% 7/15/30 (c)	4,135	4,112
VMED O2 UK Financing I PLC 4.75% 7/15/31 (c)	2,875	2,889
Windstream Escrow LLC 7.75% 8/15/28 (c)	5,965	6,309
Zayo Group Holdings, Inc. 4% 3/1/27 (c)	2,375	2,307
		136,758
Textiles/Apparel - 0.3%
Crocs, Inc.:
4.125% 8/15/31 (c)	825	830
4.25% 3/15/29 (c)	1,110	1,124
Foot Locker, Inc. 4% 10/1/29 (c)	850	843
Victoria's Secret & Co. 4.625% 7/15/29 (c)	3,075	3,089
		5,886
Transportation Ex Air/Rail - 0.1%
Seaspan Corp. 5.5% 8/1/29 (c)	1,240	1,252
Utilities - 2.5%
Clearway Energy Operating LLC:
3.75% 2/15/31 (c)	1,705	1,688
3.75% 1/15/32 (c)	850	846
4.75% 3/15/28 (c)	970	1,026
NRG Energy, Inc.:
3.375% 2/15/29 (c)	665	648
3.625% 2/15/31 (c)	1,320	1,285
3.875% 2/15/32 (c)	2,070	2,029
5.25% 6/15/29 (c)	1,615	1,720
5.75% 1/15/28	2,590	2,745
Pacific Gas & Electric Co.:
3.45% 7/1/25	400	417
3.75% 7/1/28	400	419
3.75% 8/15/42	640	606
3.95% 12/1/47	3,240	3,200
4% 12/1/46	3,350	3,328
4.55% 7/1/30	6,685	7,282
PG&E Corp.:
5% 7/1/28	9,040	9,402
5.25% 7/1/30	1,150	1,201
Pike Corp. 5.5% 9/1/28 (c)	1,180	1,201
TerraForm Global, Inc. 6.125% 3/1/26 (c)	3,110	3,189
Vistra Operations Co. LLC:
4.375% 5/1/29 (c)	3,105	3,074
5% 7/31/27 (c)	3,565	3,654
5.5% 9/1/26 (c)	522	538
5.625% 2/15/27 (c)	4,435	4,569
		54,067

TOTAL NONCONVERTIBLE BONDS		1,290,054

TOTAL CORPORATE BONDS
(Cost $1,251,641)		1,296,717
	Shares	Value (000s)

Common Stocks - 19.7%
Air Transportation - 0.2%
Air Canada (i)	64,400	1,155
GXO Logistics, Inc. (i)	23,300	2,069

TOTAL AIR TRANSPORTATION		3,224

Automotive & Auto Parts - 0.1%
Allison Transmission Holdings, Inc.	48,400	1,615
UC Holdings, Inc. (b)(i)	29,835	180

TOTAL AUTOMOTIVE & AUTO PARTS		1,795

Banks & Thrifts - 0.0%
Mr. Cooper Group, Inc. (i)	1,504	66
Broadcasting - 0.3%
Nexstar Broadcasting Group, Inc. Class A	44,900	6,732
Building Materials - 0.3%
Builders FirstSource, Inc. (i)	59,400	3,461
Carrier Global Corp.	69,100	3,609

TOTAL BUILDING MATERIALS		7,070

Cable/Satellite TV - 0.1%
Altice U.S.A., Inc. Class A (i)	110,500	1,801
Capital Goods - 0.8%
Thermo Fisher Scientific, Inc.	15,600	9,876
Zebra Technologies Corp. Class A (i)	11,900	6,354

TOTAL CAPITAL GOODS		16,230

Chemicals - 0.4%
CF Industries Holdings, Inc.	81,100	4,606
The Chemours Co. LLC	124,400	3,486

TOTAL CHEMICALS		8,092

Consumer Products - 0.9%
BJ's Wholesale Club Holdings, Inc. (i)	60,300	3,524
Tapestry, Inc.	47,300	1,844
Tempur Sealy International, Inc.	300,356	13,357

TOTAL CONSUMER PRODUCTS		18,725

Containers - 0.3%
Berry Global Group, Inc. (i)	45,000	2,949
WestRock Co.	89,000	4,281

TOTAL CONTAINERS		7,230

Diversified Financial Services - 0.4%
Axis Energy Services, LLC Class A (b)	3,912	1
MasterCard, Inc. Class A	11,400	3,825
OneMain Holdings, Inc.	105,100	5,550

TOTAL DIVERSIFIED FINANCIAL SERVICES		9,376

Energy - 3.5%
California Resources Corp. (i)	556,231	25,659
California Resources Corp. warrants 10/27/24 (i)	8,300	129
Cheniere Energy, Inc.	46,700	4,829
Chesapeake Energy Corp.	211,085	13,455
Chesapeake Energy Corp. (a)	3,530	225
Chesapeake Energy Corp.:
warrants 2/9/26 (i)	16,837	645
warrants 2/9/26 (i)	18,708	625
warrants 2/9/26 (i)	15,160	463
Denbury, Inc. (i)	72,680	6,153
Denbury, Inc. warrants 9/18/25 (i)	66,890	3,511
Diamond Offshore Drilling, Inc. (b)(i)	16,382	84
EP Energy Corp. (b)	147,125	13,204
Forbes Energy Services Ltd. (i)	65,062	1
Jonah Energy Parent LLC (b)	73,213	3,790
Mesquite Energy, Inc. (b)(i)	90,382	3,495
Noble Corp. (c)	1,408	35
Superior Energy Services, Inc. Class A (b)	17,671	452
Tidewater, Inc.:
warrants 11/14/42 (i)	36,326	484
warrants 11/14/42 (i)	12,651	169

TOTAL ENERGY		77,408

Entertainment/Film - 0.2%
New Cotai LLC/New Cotai Capital Corp. (a)(b)(i)	1,458,195	3,266
Environmental - 0.4%
Darling Ingredients, Inc. (i)	112,800	9,534
Food & Drug Retail - 0.3%
Southeastern Grocers, Inc. (a)(b)(i)	250,623	5,662
Tops Markets Corp. (b)(i)	4,395	1,545

TOTAL FOOD & DRUG RETAIL		7,207

Food/Beverage/Tobacco - 0.5%
JBS SA	1,641,800	11,360
Gaming - 1.6%
Boyd Gaming Corp. (i)	150,000	9,567
Caesars Entertainment, Inc. (i)	179,200	19,615
Penn National Gaming, Inc. (i)	85,200	6,100
Studio City International Holdings Ltd. ADR (i)	35,600	293

TOTAL GAMING		35,575

Healthcare - 1.3%
Bristol-Myers Squibb Co.	36,400	2,126
Charles River Laboratories International, Inc. (i)	8,000	3,589
HCA Holdings, Inc.	20,600	5,159
Humana, Inc.	11,400	5,280
IQVIA Holdings, Inc. (i)	19,400	5,072
Regeneron Pharmaceuticals, Inc. (i)	4,100	2,624
UnitedHealth Group, Inc.	12,100	5,572

TOTAL HEALTHCARE		29,422

Homebuilders/Real Estate - 0.4%
Arthur J. Gallagher & Co.	25,400	4,259
Lennar Corp. Class A	28,000	2,798
PulteGroup, Inc.	48,800	2,346

TOTAL HOMEBUILDERS/REAL ESTATE		9,403

Metals/Mining - 0.2%
First Quantum Minerals Ltd.	172,100	4,074
Warrior Metropolitan Coal, Inc.	692	17

TOTAL METALS/MINING		4,091

Services - 0.5%
ASGN, Inc. (i)	21,400	2,561
United Rentals, Inc. (i)	12,900	4,891
Visa, Inc. Class A	17,000	3,600

TOTAL SERVICES		11,052

Super Retail - 1.1%
Amazon.com, Inc. (i)	600	2,023
Arena Brands Holding Corp. Class B (a)(b)(i)	42,253	158
Bath & Body Works, Inc.	40,300	2,784
eBay, Inc.	59,200	4,542
Lowe's Companies, Inc.	24,500	5,729
PVH Corp.	29,800	3,258
RH (i)	4,800	3,166
Williams-Sonoma, Inc.	17,100	3,176

TOTAL SUPER RETAIL		24,836

Technology - 4.7%
Adobe, Inc. (i)	15,700	10,211
Alphabet, Inc. Class A (i)	4,900	14,509
CDW Corp.	18,200	3,397
EPAM Systems, Inc. (i)	9,700	6,530
Global Payments, Inc.	30,300	4,333
GoDaddy, Inc. (i)	32,900	2,276
Lam Research Corp.	18,900	10,651
Marvell Technology, Inc.	49,600	3,398
Meta Platforms, Inc. Class A (i)	36,594	11,841
Microchip Technology, Inc.	66,600	4,934
Microsoft Corp.	37,500	12,436
NVIDIA Corp.	15,100	3,861
ON Semiconductor Corp. (i)	96,100	4,620
PayPal Holdings, Inc. (i)	23,600	5,489
SS&C Technologies Holdings, Inc.	56,300	4,474

TOTAL TECHNOLOGY		102,960

Telecommunications - 0.7%
Alibaba Group Holding Ltd. sponsored ADR (i)	15,000	2,474
GTT Communications, Inc. rights (b)(i)	65,582	66
Palo Alto Networks, Inc. (i)	14,000	7,127
T-Mobile U.S., Inc. (i)	25,300	2,910
Tencent Holdings Ltd. sponsored ADR	40,100	2,438

TOTAL TELECOMMUNICATIONS		15,015

Textiles/Apparel - 0.0%
Victoria's Secret & Co. (i)	13,433	678
Transportation Ex Air/Rail - 0.1%
XPO Logistics, Inc. (i)	23,300	1,999
Utilities - 0.4%
NRG Energy, Inc.	116,000	4,627
PG&E Corp. (i)	419,779	4,869

TOTAL UTILITIES		9,496

TOTAL COMMON STOCKS
(Cost $246,411)		433,643
	Principal Amount (000s)	Value (000s)

Bank Loan Obligations - 3.8%
Air Transportation - 0.3%
Air Canada Tranche B 1LN, term loan 1 month U.S. LIBOR + 3.500% 4.25% 8/11/28 (d)(e)(j)	1,240	1,252
Dynasty Acquisition Co., Inc.:
Tranche B 1LN, term loan 3 month U.S. LIBOR + 3.500% 3.6315% 4/8/26 (d)(e)(j)	198	193
Tranche B2 1LN, term loan 3 month U.S. LIBOR + 3.500% 3.6315% 4/4/26 (d)(e)(j)	106	104
SkyMiles IP Ltd. Tranche B 1LN, term loan 3 month U.S. LIBOR + 3.750% 4.75% 10/20/27 (d)(e)(j)	465	495
United Airlines, Inc. Tranche B 1LN, term loan 3 month U.S. LIBOR + 3.750% 4.5% 4/21/28 (d)(e)(j)	3,483	3,529

TOTAL AIR TRANSPORTATION		5,573

Automotive & Auto Parts - 0.0%
Midas Intermediate Holdco II LLC Tranche B 1LN, term loan 3 month U.S. LIBOR + 7.750% 7.5% 12/16/25 (d)(e)(j)	110	108
Banks & Thrifts - 0.1%
Citadel Securities LP Tranche B 1LN, term loan 3 month U.S. LIBOR + 2.500% 2.587% 2/27/28 (d)(e)(j)	1,234	1,223
Broadcasting - 0.0%
Univision Communications, Inc. Tranche B 1LN, term loan 1 month U.S. LIBOR + 3.250% 5/21/28 (e)(j)(k)	1,005	1,004
Building Materials - 0.2%
Acproducts Holdings, Inc. Tranche B 1LN, term loan 1 month U.S. LIBOR + 4.250% 4.75% 5/17/28 (d)(e)(j)	3,197	3,187
SRS Distribution, Inc. Tranche B 1LN, term loan 1 month U.S. LIBOR + 3.750% 4.25% 6/4/28 (d)(e)(j)	863	863

TOTAL BUILDING MATERIALS		4,050

Cable/Satellite TV - 0.1%
WideOpenWest Finance LLC Tranche B, term loan 3 month U.S. LIBOR + 3.250% 4.25% 8/19/23 (d)(e)(j)	2,772	2,767
Chemicals - 0.0%
Olympus Water U.S. Holding Corp. Tranche B 1LN, term loan 1 month U.S. LIBOR + 3.750% 9/21/28 (e)(j)(k)	520	519
W.R. Grace Holding LLC Tranche B 1LN, term loan 1 month U.S. LIBOR + 3.750% 4.25% 9/22/28 (d)(e)(j)	380	381

TOTAL CHEMICALS		900

Consumer Products - 0.2%
Kronos Acquisition Holdings, Inc. Tranche B 1LN, term loan 3 month U.S. LIBOR + 3.750% 4.25% 12/22/26 (d)(e)(j)	2,779	2,693
Michaels Companies, Inc. 1LN, term loan 3 month U.S. LIBOR + 4.250% 5% 4/15/28 (d)(e)(j)	733	732

TOTAL CONSUMER PRODUCTS		3,425

Containers - 0.0%
Kloeckner Pentaplast of America, Inc. Tranche B 1LN, term loan 3 month U.S. LIBOR + 4.750% 5.25% 2/12/26 (d)(e)(j)	189	188
Diversified Financial Services - 0.0%
New Cotai LLC 1LN, term loan 3 month U.S. LIBOR + 12.000% 14% 9/9/25 (b)(d)(e)(j)	445	445
Energy - 0.2%
Citgo Holding, Inc. Tranche B 1LN, term loan 3 month U.S. LIBOR + 7.000% 8% 8/1/23 (d)(e)(j)	216	215
Citgo Petroleum Corp. Tranche B 1LN, term loan 3 month U.S. LIBOR + 6.250% 7.25% 3/28/24 (d)(e)(j)	3,662	3,663
Forbes Energy Services LLC Tranche B, term loan 0% (b)(d)(g)(j)	737	0
Mesquite Energy, Inc.:
1LN, term loan 3 month U.S. LIBOR + 8.000% 0% (b)(e)(g)(j)	1,671	0
term loan 3 month U.S. LIBOR + 0.000% 0% (b)(e)(g)(j)	721	0
Natgasoline LLC Tranche B, term loan 3 month U.S. LIBOR + 3.500% 3.625% 11/14/25 (d)(e)(j)	336	335

TOTAL ENERGY		4,213

Environmental - 0.0%
Madison IAQ LLC Tranche B 1LN, term loan 1 month U.S. LIBOR + 3.250% 3.75% 6/21/28 (d)(e)(j)	409	408
Food & Drug Retail - 0.1%
Tops Markets LLC 1LN, term loan 3 month U.S. LIBOR + 8.500% 9.5% 11/19/23 (b)(d)(e)(j)	1,211	1,236
Gaming - 0.1%
Bally's Corp. Tranche B 1LN, term loan 1 month U.S. LIBOR + 3.250% 3.75% 8/6/28 (d)(e)(j)	2,070	2,067
Healthcare - 0.8%
CPI Holdco LLC Tranche B 1LN, term loan 3 month U.S. LIBOR + 3.750% 3.837% 11/4/26 (d)(e)(j)	84	84
Gainwell Acquisition Corp. Tranche B 1LN, term loan 3 month U.S. LIBOR + 4.000% 4.75% 10/1/27 (d)(e)(j)	2,311	2,315
Jazz Financing Lux SARL Tranche B 1LN, term loan 1 month U.S. LIBOR + 3.500% 4% 5/5/28 (d)(e)(j)	928	929
Mozart Borrower LP Tranche B 1LN, term loan 1 month U.S. LIBOR + 3.250% 3.75% 9/30/28 (d)(e)(j)	1,820	1,822
Organon & Co. Tranche B 1LN, term loan 3 month U.S. LIBOR + 3.000% 3.5% 6/2/28 (d)(e)(j)	2,309	2,314
Phoenix Newco, Inc. Tranche B 1LN, term loan 1 month U.S. LIBOR + 3.500% 8/10/28 (e)(j)(k)	985	986
PRA Health Sciences, Inc. Tranche B 1LN, term loan 1 month U.S. LIBOR + 2.500% 3% 7/1/28 (d)(e)(j)	317	317
U.S. Renal Care, Inc. Tranche B 1LN, term loan 3 month U.S. LIBOR + 5.000% 5.125% 6/13/26 (d)(e)(j)	9,604	9,534

TOTAL HEALTHCARE		18,301

Hotels - 0.1%
Carnival Finance LLC Tranche B 1LN, term loan 1 month U.S. LIBOR + 3.250% 4% 10/18/28 (d)(e)(j)	1,130	1,129
Insurance - 0.2%
Alliant Holdings Intermediate LLC:
Tranche B-2 1LN, term loan 3 month U.S. LIBOR + 3.250% 3.337% 5/9/25 (d)(e)(j)	1,647	1,632
Tranche B3 1LN, term loan:
1 month U.S. LIBOR + 3.500% 11/6/27 (e)(j)(k)	1,802	1,797
3 month U.S. LIBOR + 3.750% 4.25% 11/5/27 (d)(e)(j)	1,802	1,798

TOTAL INSURANCE		5,227

Services - 0.2%
KUEHG Corp.:
Tranche B 2LN, term loan 3 month U.S. LIBOR + 8.250% 9.25% 8/22/25 (d)(e)(j)	2,615	2,622
Tranche B, term loan 3 month U.S. LIBOR + 3.750% 4.75% 2/21/25 (d)(e)(j)	769	761
Sabert Corp. Tranche B 1LN, term loan 3 month U.S. LIBOR + 4.500% 5.5% 12/10/26 (d)(e)(j)	1,105	1,105

TOTAL SERVICES		4,488

Technology - 0.5%
Acuris Finance U.S., Inc. 1LN, term loan 3 month U.S. LIBOR + 4.000% 4.5% 2/16/28 (d)(e)(j)	142	143
athenahealth, Inc. Tranche B 1LN, term loan 3 month U.S. LIBOR + 4.250% 4.3773% 2/11/26 (d)(e)(j)	279	279
Camelot Finance SA Tranche B, term loan 3 month U.S. LIBOR + 3.000% 3.087% 10/31/26 (d)(e)(j)	162	161
DG Investment Intermediate Holdings, Inc.:
Tranche B 1LN, term loan 3 month U.S. LIBOR + 3.750% 4.5% 3/31/28 (d)(e)(j)	214	215
Tranche DD 1LN, term loan 3 month U.S. LIBOR + 3.750% 4.4425% 3/31/28 (d)(e)(j)(l)	45	45
Hunter U.S. Bidco, Inc. Tranche B 1LN, term loan 1 month U.S. LIBOR + 4.250% 4.75% 8/19/28 (d)(e)(j)	2,485	2,488
Icon Luxembourg Sarl Tranche B 1LN, term loan 1 month U.S. LIBOR + 2.500% 3% 7/1/28 (d)(e)(j)	1,274	1,274
Peraton Corp. Tranche B 1LN, term loan 3 month U.S. LIBOR + 3.750% 4.5% 2/1/28 (d)(e)(j)	1,811	1,813
Polaris Newco LLC Tranche B 1LN, term loan 1 month U.S. LIBOR + 4.000% 4.5% 6/2/28 (d)(e)(j)	910	912
Proofpoint, Inc. Tranche B 1LN, term loan 1 month U.S. LIBOR + 3.250% 3.75% 8/31/28 (d)(e)(j)	890	886
RealPage, Inc. Tranche B 1LN, term loan 3 month U.S. LIBOR + 3.250% 3.75% 4/22/28 (d)(e)(j)	775	773
STG-Fairway Holdings LLC Tranche B 1LN, term loan 3 month U.S. LIBOR + 3.250% 2.837% 1/31/27 (d)(e)(j)	390	389
UKG, Inc.:
2LN, term loan 3 month U.S. LIBOR + 6.750% 7.5% 5/3/27 (d)(e)(j)	320	325
Tranche B 1LN, term loan 3 month U.S. LIBOR + 3.250% 4% 5/4/26 (d)(e)(j)	1,505	1,507
VS Buyer LLC Tranche B 1LN, term loan 3 month U.S. LIBOR + 3.000% 3.087% 2/28/27 (d)(e)(j)	320	318

TOTAL TECHNOLOGY		11,528

Telecommunications - 0.5%
Altice France SA Tranche B 12LN, term loan 3 month U.S. LIBOR + 3.680% 3.8113% 1/31/26 (d)(e)(j)	4,651	4,598
Frontier Communications Corp. Tranche B 1LN, term loan 3 month U.S. LIBOR + 3.750% 4.5% 10/8/27 (d)(e)(j)	682	680
GTT Communications, Inc. Tranche B, term loan 3 month U.S. LIBOR + 0.000% 2.88% 5/31/25 (d)(e)(j)	1,795	1,518
Intelsat Jackson Holdings SA Tranche DD 1LN, term loan 3 month U.S. LIBOR + 4.750% 5.3917% 7/13/22 (d)(e)(j)(l)	1,846	1,859
Securus Technologies Holdings Tranche B, term loan 3 month U.S. LIBOR + 4.500% 5.5% 11/1/24 (d)(e)(j)	945	902
Zayo Group Holdings, Inc. 1LN, term loan 3 month U.S. LIBOR + 3.000% 3.087% 3/9/27 (d)(e)(j)	1,082	1,065

TOTAL TELECOMMUNICATIONS		10,622

Utilities - 0.2%
PG&E Corp. Tranche B 1LN, term loan 3 month U.S. LIBOR + 3.000% 3.5% 6/23/25 (d)(e)(j)	3,753	3,709
TOTAL BANK LOAN OBLIGATIONS
(Cost $84,460)		82,611

Preferred Securities - 6.7%
Banks & Thrifts - 6.0%
Ally Financial, Inc. 4.7% (d)(h)	2,365	2,430
Bank of America Corp.:
5.125% (d)(h)	12,000	12,898
5.875% (d)(h)	14,280	16,095
6.1% (d)(h)	2,590	2,869
Citigroup, Inc.:
4.15% (d)(h)	10,000	10,041
4.7% (d)(h)	2,135	2,190
5% (d)(h)	13,000	13,532
5.35% (d)(h)	12,655	13,287
6.3% (d)(h)	4,585	5,014
Goldman Sachs Group, Inc.:
4.4% (d)(h)	1,120	1,148
4.95% (d)(h)	1,880	2,000
5.3% (d)(h)	15,000	16,803
JPMorgan Chase & Co.:
4% (d)(h)	4,755	4,771
4.6% (d)(h)	3,265	3,377
5% (d)(h)	24,800	25,975

TOTAL BANKS & THRIFTS		132,430

Energy - 0.7%
Energy Transfer LP 7.125% (d)	14,605	15,761
TOTAL PREFERRED SECURITIES
(Cost $142,526)		148,191
	Shares	Value (000s)

Money Market Funds - 10.8%
Fidelity Cash Central Fund 0.06% (m)
(Cost $237,311)	237,263,779	237,311
TOTAL INVESTMENT IN SECURITIES - 99.8%
(Cost $1,962,349)		2,198,473
NET OTHER ASSETS (LIABILITIES) - 0.2%		5,285
NET ASSETS - 100%		$2,203,758

Values shown as $0 in the Schedule of Investments may reflect amounts less than $500.

Legend

 (a) Restricted securities (including private placements) - Investment in securities not registered under the Securities Act of 1933 (excluding 144A issues). At the end of the period, the value of restricted securities (excluding 144A issues) amounted to $15,974,000 or 0.7% of net assets.

 (b) Level 3 security

 (c) Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At the end of the period, the value of these securities amounted to $934,445,000 or 42.4% of net assets.

 (d) Coupon rates for floating and adjustable rate securities reflect the rates in effect at period end.

 (e) Coupon is indexed to a floating interest rate which may be multiplied by a specified factor and/or subject to caps or floors.

 (f) Security or a portion of the security purchased on a delayed delivery or when-issued basis.

 (g) Non-income producing - Security is in default.

 (h) Security is perpetual in nature with no stated maturity date.

 (i) Non-income producing

 (j) Remaining maturities of bank loan obligations may be less than the stated maturities shown as a result of contractual or optional prepayments by the borrower. Such prepayments cannot be predicted with certainty.

 (k) The coupon rate will be determined upon settlement of the loan after period end.

 (l) Position or a portion of the position represents an unfunded loan commitment. At period end, the total principal amount and market value of unfunded commitments totaled $311,000 and $313,000, respectively.

 (m) Affiliated fund that is generally available only to investment companies and other accounts managed by Fidelity Investments. The rate quoted is the annualized seven-day yield of the fund at period end. A complete unaudited listing of the fund's holdings as of its most recent quarter end is available upon request. In addition, each Fidelity Central Fund's financial statements, which are not covered by the Fund's Report of Independent Registered Public Accounting Firm, are available on the SEC's website or upon request.

Additional information on each restricted holding is as follows:

Security	Acquisition Date	Acquisition Cost (000s)
Arena Brands Holding Corp. Class B	6/18/97 - 7/13/98	$1,538
Chesapeake Energy Corp.	2/10/21	$33
Mesquite Energy, Inc. 15% 7/15/23	11/5/20 - 10/15/21	$1,183
Mesquite Energy, Inc. 15% 7/15/23	7/10/20 - 10/15/21	$685
New Cotai LLC/New Cotai Capital Corp.	9/11/20	$7,224
Southeastern Grocers, Inc.	6/1/18	$1,763

Affiliated Central Funds

Fiscal year to date information regarding the Fund's investments in Fidelity Central Funds, including the ownership percentage, is presented below.

Fund (Amounts in thousands)	Value, beginning of period	Purchases	Sales Proceeds	Dividend Income	Realized Gain/Loss	Change in Unrealized appreciation (depreciation)	Value, end of period	% ownership, end of period
Fidelity Cash Central Fund 0.06%	$63,525	$619,120	$445,334	$95	$--	$--	$237,311	0.4%
Fidelity Securities Lending Cash Central Fund 0.06%	1,602	41,933	43,535	1	--	--	--	0.0%
Total	$65,127	$661,053	$488,869	$96	$--	$--	$237,311

Amounts in the income column in the above table include any capital gain distributions from underlying funds, which are presented in the corresponding line-item in the Statement of Operations, if applicable. Amount for Fidelity Securities Lending Cash Central Fund represents the income earned on investing cash collateral, less rebates paid to borrowers and any lending agent fees associated with the loan, plus any premium payments received for lending certain types of securities.

Investment Valuation

The following is a summary of the inputs used, as of October 31, 2021, involving the Fund's assets and liabilities carried at fair value. The inputs or methodology used for valuing securities may not be an indication of the risk associated with investing in those securities. For more information on valuation inputs, and their aggregation into the levels used below, please refer to the Investment Valuation section in the accompanying Notes to Financial Statements.

	Valuation Inputs at Reporting Date:
Description	Total	Level 1	Level 2	Level 3
(Amounts in thousands)
Investments in Securities:
Equities:
Communication Services	$43,497	$40,231	$--	$3,266
Consumer Discretionary	84,088	83,750	--	338
Consumer Staples	31,625	24,418	--	7,207
Energy	77,408	55,730	653	21,025
Financials	9,876	9,875	--	1
Health Care	39,298	39,298	--	--
Industrials	21,360	21,360	--	--
Information Technology	97,582	97,516	--	66
Materials	19,413	19,413	--	--
Utilities	9,496	9,496	--	--
Corporate Bonds	1,296,717	--	1,284,913	11,804
Bank Loan Obligations	82,611	--	80,930	1,681
Preferred Securities	148,191	--	148,191	--
Money Market Funds	237,311	237,311	--	--
Total Investments in Securities:	$2,198,473	$638,398	$1,514,687	$45,388

The following is a reconciliation of Investments in Securities for which Level 3 inputs were used in determining value:

(Amounts in thousands)
Investments in Securities:
Beginning Balance	$24,420
Net Realized Gain (Loss) on Investment Securities	2,921
Net Unrealized Gain (Loss) on Investment Securities	20,964
Cost of Purchases	9,710
Proceeds of Sales	(14,270)
Amortization/Accretion	(771)
Transfers into Level 3	2,414
Transfers out of Level 3	--
Ending Balance	$45,388
The change in unrealized gain (loss) for the period attributable to Level 3 securities held at October 31, 2021	$21,025

The information used in the above reconciliations represents fiscal year to date activity for any Investments in Securities identified as using Level 3 inputs at either the beginning or the end of the current fiscal period. Cost of purchases and proceeds of sales may include securities received and/or delivered through in-kind transactions. Transfers in or out of Level 3 represent the beginning value of any Security or Instrument where a change in the pricing level occurred from the beginning to the end of the period. The cost of purchases and the proceeds of sales may include securities received or delivered through corporate actions or exchanges. Realized and unrealized gains (losses) disclosed in the reconciliations are included in Net Gain (Loss) on the Fund's Statement of Operations.

Other Information

Distribution of investments by country or territory of incorporation, as a percentage of Total Net Assets, is as follows (Unaudited):

United States of America	87.4%
Canada	2.7%
France	1.8%
Multi-National	1.4%
Luxembourg	1.4%
Netherlands	1.1%
Others (Individually Less Than 1%)	4.2%
100.0%

See accompanying notes which are an integral part of the financial statements.

Financial Statements

Statement of Assets and Liabilities

Amounts in thousands (except per-share amounts)		October 31, 2021
Assets
Investment in securities, at value — See accompanying schedule: Unaffiliated issuers (cost $1,725,038)	$1,961,162
Fidelity Central Funds (cost $237,311)	237,311
Total Investment in Securities (cost $1,962,349)		$2,198,473
Cash		1,522
Foreign currency held at value (cost $61)		62
Receivable for investments sold		2,162
Receivable for fund shares sold		2,087
Dividends receivable		102
Interest receivable		19,340
Distributions receivable from Fidelity Central Funds		12
Prepaid expenses		3
Other receivables		20
Total assets		2,223,783
Liabilities
Payable for investments purchased
Regular delivery	$5,929
Delayed delivery	9,791
Payable for fund shares redeemed	2,123
Distributions payable	543
Accrued management fee	990
Distribution and service plan fees payable	239
Other affiliated payables	295
Other payables and accrued expenses	115
Total liabilities		20,025
Net Assets		$2,203,758
Net Assets consist of:
Paid in capital		$1,915,324
Total accumulated earnings (loss)		288,434
Net Assets		$2,203,758
Net Asset Value and Maximum Offering Price
Class A:
Net Asset Value and redemption price per share ($565,899 ÷ 43,729 shares)(a)		$12.94
Maximum offering price per share (100/96.00 of $12.94)		$13.48
Class M:
Net Asset Value and redemption price per share ($299,876 ÷ 23,042 shares)(a)		$13.01
Maximum offering price per share (100/96.00 of $13.01)		$13.55
Class C:
Net Asset Value and offering price per share ($71,058 ÷ 5,501 shares)(a)		$12.92
Class I:
Net Asset Value, offering price and redemption price per share ($903,429 ÷ 74,564 shares)		$12.12
Class Z:
Net Asset Value, offering price and redemption price per share ($363,496 ÷ 29,998 shares)		$12.12

 (a) Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.

See accompanying notes which are an integral part of the financial statements.

Statement of Operations

Amounts in thousands		Year ended October 31, 2021
Investment Income
Dividends		$10,584
Interest		65,874
Income from Fidelity Central Funds (including $1 from security lending)		96
Total income		76,554
Expenses
Management fee	$10,311
Transfer agent fees	2,508
Distribution and service plan fees	2,775
Accounting fees	624
Custodian fees and expenses	24
Independent trustees' fees and expenses	7
Registration fees	134
Audit	82
Legal	6
Miscellaneous	8
Total expenses before reductions	16,479
Expense reductions	(18)
Total expenses after reductions		16,461
Net investment income (loss)		60,093
Realized and Unrealized Gain (Loss)
Net realized gain (loss) on:
Investment securities:
Unaffiliated issuers	51,928
Foreign currency transactions	(23)
Total net realized gain (loss)		51,905
Change in net unrealized appreciation (depreciation) on:
Investment securities:
Unaffiliated issuers	225,913
Assets and liabilities in foreign currencies	1
Total change in net unrealized appreciation (depreciation)		225,914
Net gain (loss)		277,819
Net increase (decrease) in net assets resulting from operations		$337,912

See accompanying notes which are an integral part of the financial statements.

Statement of Changes in Net Assets

Amounts in thousands	Year ended October 31, 2021	Year ended October 31, 2020
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$60,093	$62,184
Net realized gain (loss)	51,905	2,147
Change in net unrealized appreciation (depreciation)	225,914	(42,450)
Net increase (decrease) in net assets resulting from operations	337,912	21,881
Distributions to shareholders	(59,129)	(62,878)
Share transactions - net increase (decrease)	460,911	(176,714)
Total increase (decrease) in net assets	739,694	(217,711)
Net Assets
Beginning of period	1,464,064	1,681,775
End of period	$2,203,758	$1,464,064

See accompanying notes which are an integral part of the financial statements.

Financial Highlights

Fidelity Advisor High Income Advantage Fund Class A

Years ended October 31,	2021	2020	2019	2018	2017
Selected Per–Share Data
Net asset value, beginning of period	$10.95	$11.12	$10.93	$11.41	$10.57
Income from Investment Operations
Net investment income (loss)A	.382	.422	.517	.606	.525
Net realized and unrealized gain (loss)	1.989	(.169)	.260	(.543)	.796
Total from investment operations	2.371	.253	.777	.063	1.321
Distributions from net investment income	(.381)	(.417)	(.587)	(.543)	(.482)
Distributions from net realized gain	–	(.006)	–	–	–
Total distributions	(.381)	(.423)	(.587)	(.543)	(.482)
Redemption fees added to paid in capitalA	–	–	–	–B	.001
Net asset value, end of period	$12.94	$10.95	$11.12	$10.93	$11.41
Total ReturnC,D	21.85%	2.41%	7.41%	.50%	12.75%
Ratios to Average Net AssetsE,F
Expenses before reductions	.99%	1.00%	1.01%	.99%	1.02%
Expenses net of fee waivers, if any	.99%	1.00%	1.00%	.99%	1.01%
Expenses net of all reductions	.99%	1.00%	1.00%	.99%	1.01%
Net investment income (loss)	3.07%	3.91%	4.70%	5.35%	4.75%
Supplemental Data
Net assets, end of period (in millions)	$566	$462	$515	$467	$507
Portfolio turnover rateG	27%	48%	53%	45%	49%

 A Calculated based on average shares outstanding during the period.

 B Amount represents less than $.0005 per share.

 C Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

 D Total returns do not include the effect of the sales charges.

 E Fees and expenses of any underlying mutual funds or exchange-traded funds (ETFs) are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of these expenses. For additional expense information related to investments in Fidelity Central Funds, please refer to the "Investments in Fidelity Central Funds" note found in the Notes to Financial Statements section of the most recent Annual or Semi-Annual report.

 F Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed, waived, or reduced through arrangements with the investment adviser, brokerage services, or other offset arrangements, if applicable, and do not represent the amount paid by the class during periods when reimbursements, waivers or reductions occur.

 G Amount does not include the portfolio activity of any underlying mutual funds or exchange-traded funds (ETFs).

See accompanying notes which are an integral part of the financial statements.

Fidelity Advisor High Income Advantage Fund Class M

Years ended October 31,	2021	2020	2019	2018	2017
Selected Per–Share Data
Net asset value, beginning of period	$11.01	$11.18	$10.99	$11.47	$10.63
Income from Investment Operations
Net investment income (loss)A	.385	.425	.521	.611	.529
Net realized and unrealized gain (loss)	1.998	(.169)	.259	(.545)	.795
Total from investment operations	2.383	.256	.780	.066	1.324
Distributions from net investment income	(.383)	(.420)	(.590)	(.546)	(.485)
Distributions from net realized gain	–	(.006)	–	–	–
Total distributions	(.383)	(.426)	(.590)	(.546)	(.485)
Redemption fees added to paid in capitalA	–	–	–	–B	.001
Net asset value, end of period	$13.01	$11.01	$11.18	$10.99	$11.47
Total ReturnC,D	21.84%	2.43%	7.39%	.53%	12.71%
Ratios to Average Net AssetsE,F
Expenses before reductions	.99%	1.00%	1.00%	.98%	1.01%
Expenses net of fee waivers, if any	.99%	1.00%	1.00%	.98%	1.01%
Expenses net of all reductions	.99%	1.00%	1.00%	.98%	1.01%
Net investment income (loss)	3.08%	3.91%	4.71%	5.36%	4.76%
Supplemental Data
Net assets, end of period (in millions)	$300	$266	$329	$337	$382
Portfolio turnover rateG	27%	48%	53%	45%	49%

 A Calculated based on average shares outstanding during the period.

 B Amount represents less than $.0005 per share.

 C Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

 D Total returns do not include the effect of the sales charges.

 E Fees and expenses of any underlying mutual funds or exchange-traded funds (ETFs) are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of these expenses. For additional expense information related to investments in Fidelity Central Funds, please refer to the "Investments in Fidelity Central Funds" note found in the Notes to Financial Statements section of the most recent Annual or Semi-Annual report.

 F Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed, waived, or reduced through arrangements with the investment adviser, brokerage services, or other offset arrangements, if applicable, and do not represent the amount paid by the class during periods when reimbursements, waivers or reductions occur.

 G Amount does not include the portfolio activity of any underlying mutual funds or exchange-traded funds (ETFs).

See accompanying notes which are an integral part of the financial statements.

Fidelity Advisor High Income Advantage Fund Class C

Years ended October 31,	2021	2020	2019	2018	2017
Selected Per–Share Data
Net asset value, beginning of period	$10.93	$11.10	$10.91	$11.39	$10.55
Income from Investment Operations
Net investment income (loss)A	.286	.339	.434	.520	.440
Net realized and unrealized gain (loss)	1.988	(.169)	.258	(.543)	.796
Total from investment operations	2.274	.170	.692	(.023)	1.236
Distributions from net investment income	(.284)	(.334)	(.502)	(.457)	(.397)
Distributions from net realized gain	–	(.006)	–	–	–
Total distributions	(.284)	(.340)	(.502)	(.457)	(.397)
Redemption fees added to paid in capitalA	–	–	–	–B	.001
Net asset value, end of period	$12.92	$10.93	$11.10	$10.91	$11.39
Total ReturnC,D	20.95%	1.63%	6.60%	(.26)%	11.92%
Ratios to Average Net AssetsE,F
Expenses before reductions	1.76%	1.77%	1.77%	1.75%	1.78%
Expenses net of fee waivers, if any	1.76%	1.77%	1.77%	1.75%	1.77%
Expenses net of all reductions	1.76%	1.77%	1.76%	1.75%	1.77%
Net investment income (loss)	2.30%	3.14%	3.94%	4.59%	3.99%
Supplemental Data
Net assets, end of period (in millions)	$71	$68	$89	$130	$156
Portfolio turnover rateG	27%	48%	53%	45%	49%

 A Calculated based on average shares outstanding during the period.

 B Amount represents less than $.0005 per share.

 C Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

 D Total returns do not include the effect of the contingent deferred sales charge.

 E Fees and expenses of any underlying mutual funds or exchange-traded funds (ETFs) are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of these expenses. For additional expense information related to investments in Fidelity Central Funds, please refer to the "Investments in Fidelity Central Funds" note found in the Notes to Financial Statements section of the most recent Annual or Semi-Annual report.

 F Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed, waived, or reduced through arrangements with the investment adviser, brokerage services, or other offset arrangements, if applicable, and do not represent the amount paid by the class during periods when reimbursements, waivers or reductions occur.

 G Amount does not include the portfolio activity of any underlying mutual funds or exchange-traded funds (ETFs).

See accompanying notes which are an integral part of the financial statements.

Fidelity Advisor High Income Advantage Fund Class I

Years ended October 31,	2021	2020	2019	2018	2017
Selected Per–Share Data
Net asset value, beginning of period	$10.26	$10.42	$10.25	$10.70	$9.91
Income from Investment Operations
Net investment income (loss)A	.388	.422	.512	.590	.517
Net realized and unrealized gain (loss)	1.860	(.157)	.241	(.499)	.750
Total from investment operations	2.248	.265	.753	.091	1.267
Distributions from net investment income	(.388)	(.419)	(.583)	(.541)	(.478)
Distributions from net realized gain	–	(.006)	–	–	–
Total distributions	(.388)	(.425)	(.583)	(.541)	(.478)
Redemption fees added to paid in capitalA	–	–	–	–B	.001
Net asset value, end of period	$12.12	$10.26	$10.42	$10.25	$10.70
Total ReturnC	22.13%	2.69%	7.67%	.80%	13.06%
Ratios to Average Net AssetsD,E
Expenses before reductions	.74%	.75%	.76%	.75%	.77%
Expenses net of fee waivers, if any	.74%	.75%	.76%	.75%	.77%
Expenses net of all reductions	.74%	.74%	.76%	.75%	.77%
Net investment income (loss)	3.32%	4.17%	4.95%	5.57%	5.00%
Supplemental Data
Net assets, end of period (in millions)	$903	$510	$612	$883	$811
Portfolio turnover rateF	27%	48%	53%	45%	49%

 A Calculated based on average shares outstanding during the period.

 B Amount represents less than $.0005 per share.

 C Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

 D Fees and expenses of any underlying mutual funds or exchange-traded funds (ETFs) are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of these expenses. For additional expense information related to investments in Fidelity Central Funds, please refer to the "Investments in Fidelity Central Funds" note found in the Notes to Financial Statements section of the most recent Annual or Semi-Annual report.

 E Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed, waived, or reduced through arrangements with the investment adviser, brokerage services, or other offset arrangements, if applicable, and do not represent the amount paid by the class during periods when reimbursements, waivers or reductions occur.

 F Amount does not include the portfolio activity of any underlying mutual funds or exchange-traded funds (ETFs).

See accompanying notes which are an integral part of the financial statements.

Fidelity Advisor High Income Advantage Fund Class Z

Years ended October 31,	2021	2020	2019	2018 A
Selected Per–Share Data
Net asset value, beginning of period	$10.26	$10.42	$10.25	$10.69
Income from Investment Operations
Net investment income (loss)B	.399	.430	.516	.034
Net realized and unrealized gain (loss)	1.860	(.156)	.248	(.438)
Total from investment operations	2.259	.274	.764	(.404)
Distributions from net investment income	(.399)	(.428)	(.594)	(.036)
Distributions from net realized gain	–	(.006)	–	–
Total distributions	(.399)	(.434)	(.594)	(.036)
Redemption fees added to paid in capitalB	–	–	–	–
Net asset value, end of period	$12.12	$10.26	$10.42	$10.25
Total ReturnC,D	22.25%	2.79%	7.79%	(3.78)%
Ratios to Average Net AssetsE,F
Expenses before reductions	.64%	.65%	.65%	.63%G
Expenses net of fee waivers, if any	.64%	.65%	.65%	.63%G
Expenses net of all reductions	.64%	.65%	.65%	.63%G
Net investment income (loss)	3.42%	4.26%	5.06%	5.46%G
Supplemental Data
Net assets, end of period (in millions)	$363	$159	$137	$18
Portfolio turnover rateH	27%	48%	53%	45%

 A For the period October 2, 2018 (commencement of sale of shares) through October 31, 2018.

 B Calculated based on average shares outstanding during the period.

 C Total returns for periods of less than one year are not annualized.

 D Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

 E Fees and expenses of any underlying mutual funds or exchange-traded funds (ETFs) are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of these expenses. For additional expense information related to investments in Fidelity Central Funds, please refer to the "Investments in Fidelity Central Funds" note found in the Notes to Financial Statements section of the most recent Annual or Semi-Annual report.

 F Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed, waived, or reduced through arrangements with the investment adviser, brokerage services, or other offset arrangements, if applicable, and do not represent the amount paid by the class during periods when reimbursements, waivers or reductions occur.

 G Annualized

 H Amount does not include the portfolio activity of any underlying mutual funds or exchange-traded funds (ETFs).

See accompanying notes which are an integral part of the financial statements.

Notes to Financial Statements

For the period ended October 31, 2021
(Amounts in thousands except percentages)

1. Organization.

Fidelity Advisor High Income Advantage Fund (the Fund) is a fund of Fidelity Advisor Series I (the Trust) and is authorized to issue an unlimited number of shares. The Trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Massachusetts business trust. The Fund offers Class A, Class M, Class C, Class I and Class Z shares, each of which has equal rights as to assets and voting privileges. Each class has exclusive voting rights with respect to matters that affect that class. Effective June 21, 2021, Class C shares will automatically convert to Class A shares after a holding period of eight years from the initial date of purchase, with certain exceptions. Prior to June 21, 2021, Class C shares automatically converted to Class A shares after a holding period of ten years from the initial date of purchase, with certain exceptions.

2. Investments in Fidelity Central Funds.

Funds may invest in Fidelity Central Funds, which are open-end investment companies generally available only to other investment companies and accounts managed by the investment adviser and its affiliates. The Schedule of Investments lists any Fidelity Central Funds held as an investment as of period end, but does not include the underlying holdings of each Fidelity Central Fund. An investing fund indirectly bears its proportionate share of the expenses of the underlying Fidelity Central Funds.

Based on its investment objective, each Fidelity Central Fund may invest or participate in various investment vehicles or strategies that are similar to those of the investing fund. These strategies are consistent with the investment objectives of the investing fund and may involve certain economic risks which may cause a decline in value of each of the Fidelity Central Funds and thus a decline in the value of the investing fund.

Fidelity Central Fund	Investment Manager	Investment Objective	Investment Practices	Expense Ratio(a)
Fidelity Money Market Central Funds	Fidelity Management & Research Company LLC (FMR)	Each fund seeks to obtain a high level of current income consistent with the preservation of capital and liquidity.	Short-term Investments	Less than .005%

 (a) Expenses expressed as a percentage of average net assets and are as of each underlying Central Fund's most recent annual or semi-annual shareholder report.

A complete unaudited list of holdings for each Fidelity Central Fund is available upon request or at the Securities and Exchange Commission website at www.sec.gov. In addition, the financial statements of the Fidelity Central Funds which contain the significant accounting policies (including investment valuation policies) of those funds, and are not covered by the Report of Independent Registered Public Accounting Firm, are available on the Securities and Exchange Commission website or upon request.

3. Significant Accounting Policies.

The Fund is an investment company and applies the accounting and reporting guidance of the Financial Accounting Standards Board (FASB) Accounting Standards Codification Topic 946 Financial Services - Investment Companies. The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America (GAAP), which require management to make certain estimates and assumptions at the date of the financial statements. Actual results could differ from those estimates. Subsequent events, if any, through the date that the financial statements were issued have been evaluated in the preparation of the financial statements. The Fund's Schedule of Investments lists any underlying mutual funds or exchange-traded funds (ETFs) but does not include the underlying holdings of these funds. The following summarizes the significant accounting policies of the Fund:

Investment Valuation. Investments are valued as of 4:00 p.m. Eastern time on the last calendar day of the period. The Board of Trustees (the Board) has delegated the day to day responsibility for the valuation of the Fund's investments to the Fair Value Committee (the Committee) established by the Fund's investment adviser. In accordance with valuation policies and procedures approved by the Board, the Fund attempts to obtain prices from one or more third party pricing vendors or brokers to value its investments. When current market prices, quotations or currency exchange rates are not readily available or reliable, investments will be fair valued in good faith by the Committee, in accordance with procedures adopted by the Board. Factors used in determining fair value vary by investment type and may include market or investment specific events, changes in interest rates and credit quality. The frequency with which these procedures are used cannot be predicted and they may be utilized to a significant extent. The Committee oversees the Fund's valuation policies and procedures and reports to the Board on the Committee's activities and fair value determinations. The Board monitors the appropriateness of the procedures used in valuing the Fund's investments and ratifies the fair value determinations of the Committee.

The Fund categorizes the inputs to valuation techniques used to value its investments into a disclosure hierarchy consisting of three levels as shown below:

  Level 1 – quoted prices in active markets for identical investments
  Level 2 – other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, etc.)
  Level 3 – unobservable inputs (including the Fund's own assumptions based on the best information available)

Valuation techniques used to value the Fund's investments by major category are as follows:

Debt securities, including restricted securities, are valued based on evaluated prices received from third party pricing vendors or from brokers who make markets in such securities. Corporate bonds, bank loan obligations and preferred securities are valued by pricing vendors who utilize matrix pricing which considers yield or price of bonds of comparable quality, coupon, maturity and type or by broker-supplied prices. When independent prices are unavailable or unreliable, debt securities may be valued utilizing pricing methodologies which consider similar factors that would be used by third party pricing vendors. For foreign debt securities, when significant market or security specific events arise, valuations may be determined in good faith in accordance with procedures adopted by the Board. Debt securities are generally categorized as Level 2 in the hierarchy but may be Level 3 depending on the circumstances. The Fund invests a significant portion of its assets in below investment grade securities. The value of these securities can be more volatile due to changes in the credit quality of the issuer and is sensitive to changes in economic, market and regulatory conditions.

Equity securities, including restricted securities, for which market quotations are readily available, are valued at the last reported sale price or official closing price as reported by a third party pricing vendor on the primary market or exchange on which they are traded and are categorized as Level 1 in the hierarchy. In the event there were no sales during the day or closing prices are not available, securities are valued at the last quoted bid price or may be valued using the last available price and are generally categorized as Level 2 in the hierarchy. For foreign equity securities, when market or security specific events arise, comparisons to the valuation of American Depositary Receipts (ADRs), futures contracts, Exchange-Traded Funds (ETFs) and certain indexes as well as quoted prices for similar securities may be used and would be categorized as Level 2 in the hierarchy. For equity securities, including restricted securities, where observable inputs are limited, assumptions about market activity and risk are used and these securities may be categorized as Level 3 in the hierarchy. Securities, including private placements or other restricted securities, for which observable inputs are not available are valued using alternate valuation approaches, including the market approach, the income approach and cost approach, and are categorized as Level 3 in the hierarchy. The market approach considers factors including the price of recent investments in the same or a similar security or financial metrics of comparable securities. The income approach considers factors including expected future cash flows, security specific risks and corresponding discount rates. The cost approach considers factors including the value of the security's underlying assets and liabilities.

Investments in open-end mutual funds, including the Fidelity Central Funds, are valued at their closing net asset value (NAV) each business day and are categorized as Level 1 in the hierarchy.

The following provides information on Level 3 securities held by the Fund that were valued at period end based on unobservable inputs. These amounts exclude valuations provided by a broker.

Asset Type	Fair Value	Valuation Technique(s)	Unobservable Input	Amount or Range/Weighted Average	Impact to Valuation from an Increase in Input(a)
Equities	$31,903	Market comparable	Transaction price	$29.35	Increase
			Discount rate	10.0% - 20.0% / 15.2%	Decrease
			Discount for lack of marketability	10.0%	Decrease
			Enterprise value/EBITDA multiple (EV/EBITDA)	3.7 - 8.7 / 4.0	Increase
			Enterprise value/Sales multiple (EV/S)	0.4	Increase
		Recovery value	Recovery value	1.0%	Increase
		Market approach	Transaction price	$89.75 - $351.56 / $117.18	Increase
			Premium rate	20.0%	Increase
			Parity price	$0.32 - $25.60 / $22.35	Increase
		Discounted cash flow	Discount for lack of marketability	10.0%	Decrease
			Weighted average cost of capital (WACC)	8.6%	Decrease
			Growth rate	1.5%	Increase
		Book value	Book value multiple	1.0	Increase
Corporate Bonds	$11,804	Market comparable	Discount rate	10.0%	Decrease
			Discount for lack of marketability	10.0%	Decrease
			Enterprise value/EBITDA multiple (EV/EBITDA)	3.7	Increase
		Recovery value	Recovery value	0.0%	Increase
		Market approach	Transaction price	$98.04	Increase
		Book value	Book value multiple	1.0	Increase
		Indicative market price	Evaluated bid	$5.00 - $97.00 / $87.60	Increase
Bank Loan Obligations	$1,681	Recovery value	Recovery value	0.0%	Increase
		Market approach	Transaction price	$100.00	Increase
		Indicative market price	Evaluated bid	$102.00	Increase

 (a) Represents the directional change in the fair value of the Level 3 investments that could have resulted from an increase in the corresponding input as of period end. A decrease to the unobservable input would have had the opposite effect. Significant changes in these inputs may have resulted in a significantly higher or lower fair value measurement at period end.

Changes in valuation techniques may result in transfers in or out of an assigned level within the disclosure hierarchy. The aggregate value of investments by input level as of October 31, 2021, as well as a roll forward of Level 3 investments, is included at the end of the Fund's Schedule of Investments.

Foreign Currency. Certain Funds may use foreign currency contracts to facilitate transactions in foreign-denominated securities. Gains and losses from these transactions may arise from changes in the value of the foreign currency or if the counterparties do not perform under the contracts' terms.

Foreign-denominated assets, including investment securities, and liabilities are translated into U.S. dollars at the exchange rates at period end. Purchases and sales of investment securities, income and dividends received, and expenses denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the transaction date.

The effects of exchange rate fluctuations on investments are included with the net realized and unrealized gain (loss) on investment securities. Other foreign currency transactions resulting in realized and unrealized gain (loss) are disclosed separately.

Investment Transactions and Income. For financial reporting purposes, the Fund's investment holdings and NAV include trades executed through the end of the last business day of the period. The NAV per share for processing shareholder transactions is calculated as of the close of business of the New York Stock Exchange (NYSE), normally 4:00 p.m. Eastern time and includes trades executed through the end of the prior business day. Gains and losses on securities sold are determined on the basis of identified cost and include proceeds received from litigation. Commissions paid to certain brokers with whom the investment adviser, or its affiliates, places trades on behalf of a fund include an amount in addition to trade execution, which may be rebated back to a fund. Any such rebates are included in net realized gain (loss) on investments in the Statement of Operations. Dividend income is recorded on the ex-dividend date, except for certain dividends from foreign securities where the ex-dividend date may have passed, which are recorded as soon as the Fund is informed of the ex-dividend date. Non-cash dividends included in dividend income, if any, are recorded at the fair market value of the securities received. Income and capital gain distributions from Fidelity Central Funds, if any, are recorded on the ex-dividend date. Certain distributions received by the Fund represent a return of capital or capital gain. The Fund determines the components of these distributions subsequent to the ex-dividend date, based upon receipt of tax filings or other correspondence relating to the underlying investment. These distributions are recorded as a reduction of cost of investments and/or as a realized gain. Interest income is accrued as earned and includes coupon interest and amortization of premium and accretion of discount on debt securities as applicable. Paid in Kind (PIK) income is recorded at the fair market value of the securities received. Investment income is recorded net of foreign taxes withheld where recovery of such taxes is uncertain. Debt obligations may be placed on non-accrual status and related interest income may be reduced by ceasing current accruals and writing off interest receivables when the collection of all or a portion of interest has become doubtful based on consistently applied procedures. A debt obligation is removed from non-accrual status when the issuer resumes interest payments or when collectability of interest is reasonably assured.

Class Allocations and Expenses. Investment income, realized and unrealized capital gains and losses, common expenses of a fund, and certain fund-level expense reductions, if any, are allocated daily on a pro-rata basis to each class based on the relative net assets of each class to the total net assets of a fund. Each class differs with respect to transfer agent and distribution and service plan fees incurred, as applicable. Certain expense reductions may also differ by class, if applicable. For the reporting period, the allocated portion of income and expenses to each class as a percent of its average net assets may vary due to the timing of recording these transactions in relation to fluctuating net assets of the classes. Expenses directly attributable to a fund are charged to that fund. Expenses attributable to more than one fund are allocated among the respective funds on the basis of relative net assets or other appropriate methods. Expenses included in the accompanying financial statements reflect the expenses of that fund and do not include any expenses associated with any underlying mutual funds or exchange-traded funds. Although not included in a fund's expenses, a fund indirectly bears its proportionate share of these expenses through the net asset value of each underlying mutual fund or exchange-traded fund. Expense estimates are accrued in the period to which they relate and adjustments are made when actual amounts are known.

Deferred Trustee Compensation. Under a Deferred Compensation Plan (the Plan) for certain Funds, certain independent Trustees have elected to defer receipt of a portion of their annual compensation. Deferred amounts are invested in affiliated mutual funds, are marked-to-market and remain in a fund until distributed in accordance with the Plan. The investment of deferred amounts and the offsetting payable to the Trustees presented below are included in the accompanying Statement of Assets and Liabilities in other receivables and other payables and accrued expenses, as applicable.

Fidelity Advisor High Income Advantage Fund	$20

Income Tax Information and Distributions to Shareholders. Each year, the Fund intends to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code, including distributing substantially all of its taxable income and realized gains. As a result, no provision for U.S. Federal income taxes is required. As of October 31, 2021, the Fund did not have any unrecognized tax benefits in the financial statements; nor is the Fund aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months. The Fund files a U.S. federal tax return, in addition to state and local tax returns as required. The Fund's federal income tax returns are subject to examination by the Internal Revenue Service (IRS) for a period of three fiscal years after they are filed. State and local tax returns may be subject to examination for an additional fiscal year depending on the jurisdiction. Foreign taxes are provided for based on the Fund's understanding of the tax rules and rates that exist in the foreign markets in which it invests.

Distributions are declared and recorded daily and paid monthly from net investment income. Distributions from realized gains, if any, are declared and recorded on the ex-dividend date. Income and capital gain distributions are declared separately for each class. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP. In addition, the Fund claimed a portion of the payment made to redeeming shareholders as a distribution for income tax purposes.

Capital accounts within the financial statements are adjusted for permanent book-tax differences. These adjustments have no impact on net assets or the results of operations. Capital accounts are not adjusted for temporary book-tax differences which will reverse in a subsequent period.

Book-tax differences are primarily due to foreign currency transactions, market discount, partnerships, capital loss carryforwards, defaulted bonds, deferred trustees compensation and losses deferred due to wash sales.

As of period end, the cost and unrealized appreciation (depreciation) in securities, and derivatives if applicable, for federal income tax purposes were as follows:

Gross unrealized appreciation	$281,290
Gross unrealized depreciation	(41,675)
Net unrealized appreciation (depreciation)	$239,615
Tax Cost	$1,958,858

The tax-based components of distributable earnings as of period end were as follows:

Undistributed ordinary income	$13,074
Undistributed long-term capital gain	$35,744
Net unrealized appreciation (depreciation) on securities and other investments	$239,616

The tax character of distributions paid was as follows:

	October 31, 2021	October 31, 2020
Ordinary Income	$59,129	$ 62,878

Delayed Delivery Transactions and When-Issued Securities. During the period, certain Funds transacted in securities on a delayed delivery or when-issued basis. Payment and delivery may take place after the customary settlement period for that security. The price of the underlying securities and the date when the securities will be delivered and paid for are fixed at the time the transaction is negotiated. Securities purchased on a delayed delivery or when-issued basis are identified as such in the Schedule of Investments. Compensation for interest forgone in the purchase of a delayed delivery or when-issued debt security may be received. With respect to purchase commitments, each applicable Fund identifies securities as segregated in its records with a value at least equal to the amount of the commitment. Payables and receivables associated with the purchases and sales of delayed delivery securities having the same coupon, settlement date and broker are offset. Delayed delivery or when-issued securities that have been purchased from and sold to different brokers are reflected as both payables and receivables in the Statement of Assets and Liabilities under the caption "Delayed delivery", as applicable. Losses may arise due to changes in the value of the underlying securities or if the counterparty does not perform under the contract's terms, or if the issuer does not issue the securities due to political, economic, or other factors.

Restricted Securities (including Private Placements). Funds may invest in securities that are subject to legal or contractual restrictions on resale. These securities generally may be resold in transactions exempt from registration or to the public if the securities are registered. Disposal of these securities may involve time-consuming negotiations and expense, and prompt sale at an acceptable price may be difficult. Information regarding restricted securities held at period end is included at the end of the Schedule of Investments, if applicable.

Loans and Other Direct Debt Instruments. Direct debt instruments are interests in amounts owed to lenders by corporate or other borrowers. These instruments may be in the form of loans, trade claims or other receivables and may include standby financing commitments such as revolving credit facilities that obligate a fund to supply additional cash to the borrower on demand. Loans may be acquired through assignment, participation, or may be made directly to a borrower. Such instruments are presented in the Bank Loan Obligations section in the Schedule of Investments. Certain funds may also invest in unfunded loan commitments, which are contractual obligations for future funding. Information regarding unfunded commitments is included at the end of the Schedule of Investments, if applicable.

Commitments. A commitment is an agreement to acquire an investment at a future date (subject to conditions) in connection with a potential public or non-public offering. The amount of commitments outstanding at period end are presented in the table below. These commitments are not included in the net assets of the fund at period end.

Commitment Amount
Fidelity Advisor High Income Advantage Fund	$53,200

4. Purchases and Sales of Investments.

Purchases and sales of securities, other than short-term securities and in-kind transactions, as applicable, are noted in the table below.

	Purchases ($)	Sales ($)
Fidelity Advisor High Income Advantage Fund	746,228	466,031

5. Fees and Other Transactions with Affiliates.

Management Fee. Fidelity Management & Research Company LLC (the investment adviser) and its affiliates provide the Fund with investment management related services for which the Fund pays a monthly management fee. The management fee is the sum of an individual fund fee rate that is based on an annual rate of .45% of the Fund's average net assets and an annualized group fee rate that averaged .10% during the period. The group fee rate is based upon the monthly average net assets of a group of registered investment companies with which the investment adviser has management contracts. The group fee rate decreases as assets under management increase and increases as assets under management decrease. For the reporting period, the total annual management fee rate was .55% of the Fund's average net assets.

Distribution and Service Plan Fees. In accordance with Rule 12b-1 of the 1940 Act, the Fund has adopted separate Distribution and Service Plans for each class of shares. Certain classes pay Fidelity Distributors Company LLC (FDC), an affiliate of the investment adviser, separate Distribution and Service Fees, each of which is based on an annual percentage of each class' average net assets. In addition, FDC may pay financial intermediaries for selling shares of the Fund and providing shareholder support services. For the period, the Distribution and Service Fee rates, total fees and amounts retained by FDC were as follows:

	Distribution Fee	Service Fee	Total Fees	Retained by FDC
Class A	-%	.25%	$1,332	$34
Class M	-%	.25%	740	13
Class C	.75%	.25%	703	102
			$2,775	$149

Sales Load. FDC may receive a front-end sales charge of up to 4.00% for selling Class A shares and Class M shares, some of which is paid to financial intermediaries for selling shares of the Fund. Depending on the holding period, FDC may receive contingent deferred sales charges levied on Class A, Class M and Class C redemptions. The deferred sales charges are 1.00% for Class C shares, 1.00% for certain purchases of Class A shares and .25% for certain purchases of Class M shares.

For the period, sales charge amounts retained by FDC were as follows:

Retained by FDC
Class A	$66
Class M	7
Class C(a)	8
$81

 (a) When Class C shares are initially sold, FDC pays commissions from its own resources to financial intermediaries through which the sales are made.

Transfer Agent Fees. Fidelity Investments Institutional Operations Company LLC (FIIOC), an affiliate of the investment adviser, is the transfer, dividend disbursing and shareholder servicing agent for each class of the Fund. FIIOC receives account fees and asset-based fees that vary according to the account size and type of account of the shareholders of the respective classes of the Fund, except for Class Z. FIIOC receives an asset-based fee of } Class Z's average net assets. FIIOC pays for typesetting, printing and mailing of shareholder reports, except proxy statements.

For the period, transfer agent fees for each class were as follows:

	Amount	% of Class-Level Average Net Assets
Class A	$790.15
Class M	423.14
Class C	120.17
Class I	1,045.14
Class Z	130.05
	$2,508

Accounting Fees. Fidelity Service Company, Inc. (FSC), an affiliate of the investment adviser, maintains the Fund's accounting records. The accounting fee is based on the level of average net assets for each month. For the period, the fees were equivalent to the following annual rates:

% of Average Net Assets
Fidelity Advisor High Income Advantage Fund	.03

Brokerage Commissions. A portion of portfolio transactions were placed with brokerage firms which are affiliates of the investment adviser. Brokerage commissions are included in net realized gain (loss) and change in net unrealized appreciation (depreciation) in the Statement of Operations. The commissions paid to these affiliated firms were as follows:

Amount
Fidelity Advisor High Income Advantage Fund	$2

Interfund Trades. Funds may purchase from or sell securities to other Fidelity Funds under procedures adopted by the Board. The procedures have been designed to ensure these interfund trades are executed in accordance with Rule 17a-7 of the 1940 Act. Any interfund trades are included within the respective purchases and sales amounts shown in the Purchases and Sales of Investments note. Interfund trades during the period are noted in the table below.

	Purchases ($)	Sales ($)	Realized Gain (Loss) ($)
Fidelity Advisor High Income Advantage Fund	3,421	27,315	18,769

6. Committed Line of Credit.

Certain Funds participate with other funds managed by the investment adviser or an affiliate in a $4.25 billion credit facility (the "line of credit") to be utilized for temporary or emergency purposes to fund shareholder redemptions or for other short-term liquidity purposes. The participating funds have agreed to pay commitment fees on their pro-rata portion of the line of credit, which are reflected in Miscellaneous expenses on the Statement of Operations, and are listed below. During the period, there were no borrowings on this line of credit.

Amount
Fidelity Advisor High Income Advantage Fund	$3

7. Security Lending.

Funds lend portfolio securities from time to time in order to earn additional income. Lending agents are used, including National Financial Services (NFS), an affiliate of the investment adviser. Pursuant to a securities lending agreement, NFS will receive a fee, which is capped at 9.9% of a fund's daily lending revenue, for its services as lending agent. A fund may lend securities to certain qualified borrowers, including NFS. On the settlement date of the loan, a fund receives collateral (in the form of U.S. Treasury obligations, letters of credit and/or cash) against the loaned securities and maintains collateral in an amount not less than 100% of the market value of the loaned securities during the period of the loan. The market value of the loaned securities is determined at the close of business of a fund and any additional required collateral is delivered to a fund on the next business day. A fund or borrower may terminate the loan at any time, and if the borrower defaults on its obligation to return the securities loaned because of insolvency or other reasons, a fund may apply collateral received from the borrower against the obligation. A fund may experience delays and costs in recovering the securities loaned. Any cash collateral received is invested in the Fidelity Securities Lending Cash Central Fund. Any loaned securities are identified as such in the Schedule of Investments, and the value of loaned securities and cash collateral at period end, as applicable, are presented in the Statement of Assets and Liabilities. Security lending income represents the income earned on investing cash collateral, less rebates paid to borrowers and any lending agent fees associated with the loan, plus any premium payments received for lending certain types of securities. Security lending income is presented in the Statement of Operations as a component of income from Fidelity Central Funds. Affiliated security lending activity, if any, was as follows:

	Total Security Lending Fees Paid to NFS	Security Lending Income From Securities Loaned to NFS	Value of Securities Loaned to NFS at Period End
Fidelity Advisor High Income Advantage Fund	$–(a)	$–	$–

 (a) Amount represents less than five hundred dollars.

8. Expense Reductions.

Through arrangements with the Fund's custodian, credits realized as a result of certain uninvested cash balances were used to reduce the Fund's expenses. During the period, custodian credits reduced the Fund's expenses by $1.

In addition, during the period the investment adviser or an affiliate reimbursed and/or waived a portion of fund-level operating expenses in the amount of $17.

9. Distributions to Shareholders.

Distributions to shareholders of each class were as follows:

	Year ended October 31, 2021	Year ended October 31, 2020
Fidelity Advisor High Income Advantage Fund
Distributions to shareholders
Class A	$16,253	$18,733
Class M	9,081	11,508
Class C	1,624	2,533
Class I	23,558	23,181
Class Z	8,613	6,923
Total	$59,129	$62,878

10. Share Transactions.

Share transactions for each class were as follows and may contain in-kind transactions, automatic conversions between classes or exchanges between affiliated funds:

	Shares	Shares	Dollars	Dollars
	Year ended October 31, 2021	Year ended October 31, 2020	Year ended October 31, 2021	Year ended October 31, 2020
Fidelity Advisor High Income Advantage Fund
Class A
Shares sold	9,047	6,963	$113,404	$75,355
Reinvestment of distributions	1,182	1,583	14,690	17,062
Shares redeemed	(8,683)	(12,629)	(108,310)	(134,266)
Net increase (decrease)	1,546	(4,083)	$19,784	$(41,849)
Class M
Shares sold	2,409	2,770	$30,135	$30,096
Reinvestment of distributions	674	989	8,416	10,715
Shares redeemed	(4,160)	(9,100)	(52,087)	(96,741)
Net increase (decrease)	(1,077)	(5,341)	$(13,536)	$(55,930)
Class C
Shares sold	1,686	1,437	$21,065	$15,498
Reinvestment of distributions	126	221	1,555	2,374
Shares redeemed	(2,494)	(3,471)	(30,859)	(36,164)
Net increase (decrease)	(682)	(1,813)	$(8,239)	$(18,292)
Class I
Shares sold	42,445	25,304	$497,379	$249,366
Reinvestment of distributions	1,796	2,052	20,993	20,719
Shares redeemed	(19,424)	(36,339)	(226,550)	(360,770)
Net increase (decrease)	24,817	(8,983)	$291,822	$(90,685)
Class Z
Shares sold	18,171	13,308	$213,351	$138,534
Reinvestment of distributions	581	506	6,821	5,088
Shares redeemed	(4,226)	(11,513)	(49,091)	(113,580)
Net increase (decrease)	14,526	2,301	$171,081	$30,042

11. Other.

Fund's organizational documents provide former and current trustees and officers with a limited indemnification against liabilities arising in connection with the performance of their duties to the fund. In the normal course of business, the fund may also enter into contracts that provide general indemnifications. The fund's maximum exposure under these arrangements is unknown as this would be dependent on future claims that may be made against the fund. The risk of material loss from such claims is considered remote.

12. Coronavirus (COVID-19) Pandemic.

An outbreak of COVID-19 first detected in China during December 2019 has since spread globally and was declared a pandemic by the World Health Organization during March 2020. Developments that disrupt global economies and financial markets, such as the COVID-19 pandemic, may magnify factors that affect the Fund's performance.

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of Fidelity Advisor Series I and Shareholders of Fidelity Advisor High Income Advantage Fund

Opinion on the Financial Statements and Financial Highlights

We have audited the accompanying statement of assets and liabilities of Fidelity Advisor High Income Advantage Fund (the "Fund"), a fund of Fidelity Advisor Series I, including the schedule of investments, as of October 31, 2021, the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended, the financial highlights for each of the five years in the period then ended, and the related notes. In our opinion, the financial statements and financial highlights present fairly, in all material respects, the financial position of the Fund as of October 31, 2021, and the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on the Fund's financial statements and financial highlights based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement, whether due to error or fraud. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. As part of our audits we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements and financial highlights, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements and financial highlights. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements and financial highlights. Our procedures included confirmation of securities owned as of October 31, 2021, by correspondence with the custodian and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

/s/ Deloitte & Touche LLP

Boston, Massachusetts

December 14, 2021

We have served as the auditor of one or more of the Fidelity investment companies since 1999.

Trustees and Officers

The Trustees, Members of the Advisory Board (if any), and officers of the trust and fund, as applicable, are listed below. The Board of Trustees governs the fund and is responsible for protecting the interests of shareholders. The Trustees are experienced executives who meet periodically throughout the year to oversee the fund's activities, review contractual arrangements with companies that provide services to the fund, oversee management of the risks associated with such activities and contractual arrangements, and review the fund's performance.  Each of the Trustees oversees 318 funds.

The Trustees hold office without limit in time except that (a) any Trustee may resign; (b) any Trustee may be removed by written instrument, signed by at least two-thirds of the number of Trustees prior to such removal; (c) any Trustee who requests to be retired or who has become incapacitated by illness or injury may be retired by written instrument signed by a majority of the other Trustees; and (d) any Trustee may be removed at any special meeting of shareholders by a two-thirds vote of the outstanding voting securities of the trust.  Each Trustee who is not an interested person (as defined in the 1940 Act) of the trust and the fund is referred to herein as an Independent Trustee.  Each Independent Trustee shall retire not later than the last day of the calendar year in which his or her 75th birthday occurs.  The Independent Trustees may waive this mandatory retirement age policy with respect to individual Trustees.  Officers and Advisory Board Members hold office without limit in time, except that any officer or Advisory Board Member may resign or may be removed by a vote of a majority of the Trustees at any regular meeting or any special meeting of the Trustees. Except as indicated, each individual has held the office shown or other offices in the same company for the past five years.

The fund’s Statement of Additional Information (SAI) includes more information about the Trustees. To request a free copy, call Fidelity at 1-877-208-0098.

Experience, Skills, Attributes, and Qualifications of the Trustees. The Governance and Nominating Committee has adopted a statement of policy that describes the experience, qualifications, attributes, and skills that are necessary and desirable for potential Independent Trustee candidates (Statement of Policy). The Board believes that each Trustee satisfied at the time he or she was initially elected or appointed a Trustee, and continues to satisfy, the standards contemplated by the Statement of Policy. The Governance and Nominating Committee also engages professional search firms to help identify potential Independent Trustee candidates who have the experience, qualifications, attributes, and skills consistent with the Statement of Policy. From time to time, additional criteria based on the composition and skills of the current Independent Trustees, as well as experience or skills that may be appropriate in light of future changes to board composition, business conditions, and regulatory or other developments, have also been considered by the professional search firms and the Governance and Nominating Committee. In addition, the Board takes into account the Trustees' commitment and participation in Board and committee meetings, as well as their leadership of standing and ad hoc committees throughout their tenure.

In determining that a particular Trustee was and continues to be qualified to serve as a Trustee, the Board has considered a variety of criteria, none of which, in isolation, was controlling. The Board believes that, collectively, the Trustees have balanced and diverse experience, qualifications, attributes, and skills, which allow the Board to operate effectively in governing the fund and protecting the interests of shareholders. Information about the specific experience, skills, attributes, and qualifications of each Trustee, which in each case led to the Board's conclusion that the Trustee should serve (or continue to serve) as a trustee of the fund, is provided below.

Board Structure and Oversight Function. Robert A. Lawrence is an interested person and currently serves as Acting Chairman. The Trustees have determined that an interested Chairman is appropriate and benefits shareholders because an interested Chairman has a personal and professional stake in the quality and continuity of services provided to the fund. Independent Trustees exercise their informed business judgment to appoint an individual of their choosing to serve as Chairman, regardless of whether the Trustee happens to be independent or a member of management. The Independent Trustees have determined that they can act independently and effectively without having an Independent Trustee serve as Chairman and that a key structural component for assuring that they are in a position to do so is for the Independent Trustees to constitute a substantial majority for the Board. The Independent Trustees also regularly meet in executive session. David M. Thomas serves as Lead Independent Trustee and as such (i) acts as a liaison between the Independent Trustees and management with respect to matters important to the Independent Trustees and (ii) with management prepares agendas for Board meetings.

Fidelity® funds are overseen by different Boards of Trustees. The fund's Board oversees Fidelity's high income and certain equity funds, and other Boards oversee Fidelity's investment-grade bond, money market, asset allocation, and other equity funds. The asset allocation funds may invest in Fidelity® funds overseen by the fund's Board. The use of separate Boards, each with its own committee structure, allows the Trustees of each group of Fidelity® funds to focus on the unique issues of the funds they oversee, including common research, investment, and operational issues. On occasion, the separate Boards establish joint committees to address issues of overlapping consequences for the Fidelity® funds overseen by each Board.

The Trustees operate using a system of committees to facilitate the timely and efficient consideration of all matters of importance to the Trustees, the fund, and fund shareholders and to facilitate compliance with legal and regulatory requirements and oversight of the fund's activities and associated risks.  The Board, acting through its committees, has charged FMR and its affiliates with (i) identifying events or circumstances the occurrence of which could have demonstrably adverse effects on the fund's business and/or reputation; (ii) implementing processes and controls to lessen the possibility that such events or circumstances occur or to mitigate the effects of such events or circumstances if they do occur; and (iii) creating and maintaining a system designed to evaluate continuously business and market conditions in order to facilitate the identification and implementation processes described in (i) and (ii) above.  Because the day-to-day operations and activities of the fund are carried out by or through FMR, its affiliates, and other service providers, the fund's exposure to risks is mitigated but not eliminated by the processes overseen by the Trustees.  While each of the Board's committees has responsibility for overseeing different aspects of the fund's activities, oversight is exercised primarily through the Operations, Audit, and Compliance Committees.  Appropriate personnel, including but not limited to the fund's Chief Compliance Officer (CCO), FMR's internal auditor, the independent accountants, the fund's Treasurer and portfolio management personnel, make periodic reports to the Board's committees, as appropriate, including an annual review of Fidelity's risk management program for the Fidelity® funds.  The responsibilities of each standing committee, including their oversight responsibilities, are described further under "Standing Committees of the Trustees."

Interested Trustees*:

Correspondence intended for a Trustee who is an interested person may be sent to Fidelity Investments, 245 Summer Street, Boston, Massachusetts 02210.

Name, Year of Birth; Principal Occupations and Other Relevant Experience+

Bettina Doulton (1964)

Year of Election or Appointment: 2020

Trustee

Ms. Doulton also serves as Trustee of other Fidelity® funds. Prior to her retirement, Ms. Doulton served in a variety of positions at Fidelity Investments, including as a managing director of research (2006-2007), portfolio manager to certain Fidelity® funds (1993-2005), equity analyst and portfolio assistant (1990-1993), and research assistant (1987-1990). Ms. Doulton currently owns and operates Phi Builders + Architects and Cellardoor Winery. Previously, Ms. Doulton served as a member of the Board of Brown Capital Management, LLC (2014-2018).

Robert A. Lawrence (1952)

Year of Election or Appointment: 2020

Trustee

Acting Chairman of the Board of Trustees

Mr. Lawrence also serves as Trustee of other funds. Previously, Mr. Lawrence served as a Member of the Advisory Board of certain funds. Prior to his retirement in 2008, Mr. Lawrence served as Vice President of certain Fidelity® funds (2006-2008), Senior Vice President, Head of High Income Division of Fidelity Management & Research Company (investment adviser firm, 2006-2008), and President of Fidelity Strategic Investments (investment adviser firm, 2002-2005).

 * Determined to be an “Interested Trustee” by virtue of, among other things, his or her affiliation with the trust or various entities under common control with FMR.

 + The information includes the Trustee's principal occupation during the last five years and other information relating to the experience, attributes, and skills relevant to the Trustee's qualifications to serve as a Trustee, which led to the conclusion that the Trustee should serve as a Trustee for the fund.

Independent Trustees:

Correspondence intended for an Independent Trustee may be sent to Fidelity Investments, P.O. Box 55235, Boston, Massachusetts 02205-5235.

Name, Year of Birth; Principal Occupations and Other Relevant Experience+

Thomas P. Bostick (1956)

Year of Election or Appointment: 2021

Trustee

Lieutenant General Bostick also serves as Trustee of other Fidelity® funds. Prior to his retirement, General Bostick (United States Army, Retired) held a variety of positions within the U.S. Army, including Commanding General and Chief of Engineers, U.S. Army Corps of Engineers (2012-2016) and Deputy Chief of Staff and Director of Human Resources, U.S. Army (2009-2012). General Bostick currently serves as a member of the Board and Finance and Governance Committees of CSX Corporation (transportation, 2020-present) and a member of the Board and Corporate Governance and Nominating Committee of Perma-Fix Environmental Services, Inc. (nuclear waste management, 2020-present). General Bostick serves as Chief Executive Officer of Bostick Global Strategies, LLC (consulting, 2016-present) and Managing Partner, Sustainability, of Ridge-Lane Limited Partners (strategic advisory and venture development, 2016-present). Previously, General Bostick served as a Member of the Advisory Board of certain Fidelity® funds (2021), President, Intrexon Bioengineering (2018-2020) and Chief Operating Officer (2017-2020) and Senior Vice President of the Environment Sector (2016-2017) of Intrexon Corporation (biopharmaceutical company).

Dennis J. Dirks (1948)

Year of Election or Appointment: 2005

Trustee

Mr. Dirks also serves as Trustee of other Fidelity® funds. Prior to his retirement in May 2003, Mr. Dirks served as Chief Operating Officer and as a member of the Board of The Depository Trust & Clearing Corporation (financial markets infrastructure), President, Chief Operating Officer and a member of the Board of The Depository Trust Company (DTC), President and a member of the Board of the National Securities Clearing Corporation (NSCC), Chief Executive Officer and a member of the Board of the Government Securities Clearing Corporation and Chief Executive Officer and a member of the Board of the Mortgage-Backed Securities Clearing Corporation. Mr. Dirks currently serves as a member of the Finance Committee (2016-present) and Board (2017-present) and is Treasurer (2018-present) of the Asolo Repertory Theatre.

Donald F. Donahue (1950)

Year of Election or Appointment: 2018

Trustee

Mr. Donahue also serves as Trustee of other Fidelity® funds. Mr. Donahue serves as President and Chief Executive Officer of Miranda Partners, LLC (risk consulting for the financial services industry, 2012-present). Previously, Mr. Donahue served as Chief Executive Officer (2006-2012), Chief Operating Officer (2003-2006) and Managing Director, Customer Marketing and Development (1999-2003) of The Depository Trust & Clearing Corporation (financial markets infrastructure). Mr. Donahue currently serves as a member (2007-present) and Co-Chairman (2016-present) of the Board of United Way of New York and a member of the Board of NYC Leadership Academy (2012-present). Mr. Donahue previously served as a member of the Advisory Board of certain Fidelity® funds (2015-2018).

Vicki L. Fuller (1957)

Year of Election or Appointment: 2020

Trustee

Ms. Fuller also serves as Trustee of other Fidelity® funds. Previously, Ms. Fuller served as a member of the Advisory Board of certain Fidelity® funds (2018-2020), Chief Investment Officer of the New York State Common Retirement Fund (2012-2018) and held a variety of positions at AllianceBernstein L.P. (global asset management, 1985-2012), including Managing Director (2006-2012) and Senior Vice President and Senior Portfolio Manager (2001-2006). Ms. Fuller currently serves as a member of the Board, Audit Committee and Nominating and Governance Committee of The Williams Companies, Inc. (natural gas infrastructure, 2018-present), as a member of the Board, Audit Committee and Nominating and Governance Committee of two Blackstone business development companies (2020-present) and as a member of the Board of Treliant, LLC (consulting, 2019-present).

Patricia L. Kampling (1959)

Year of Election or Appointment: 2020

Trustee

Ms. Kampling also serves as Trustee of other Fidelity® funds. Prior to her retirement, Ms. Kampling served as Chairman of the Board and Chief Executive Officer (2012-2019), President and Chief Operating Officer (2011-2012) and Executive Vice President and Chief Financial Officer (2010-2011) of Alliant Energy Corporation. Ms. Kampling currently serves as a member of the Board, Finance Committee and Governance, Compensation and Nominating Committee of Xcel Energy Inc. (utilities company, 2020-present) and as a member of the Board, Audit, Finance and Risk Committee and Safety, Environmental, Technology and Operations Committee of American Water Works Company, Inc. (utilities company, 2019-present). In addition, Ms. Kampling currently serves as a member of the Board of the Nature Conservancy, Wisconsin Chapter (2019-present). Previously, Ms. Kampling served as a Member of the Advisory Board of certain Fidelity® funds (2020), a member of the Board, Compensation Committee and Executive Committee and Chair of the Audit Committee of Briggs & Stratton Corporation (manufacturing, 2011-2021), a member of the Board of Interstate Power and Light Company (2012-2019) and Wisconsin Power and Light Company (2012-2019) (each a subsidiary of Alliant Energy Corporation) and as a member of the Board and Workforce Development Committee of the Business Roundtable (2018-2019).

Thomas A. Kennedy (1955)

Year of Election or Appointment: 2021

Trustee

Mr. Kennedy also serves as Trustee of other Fidelity® funds. Previously, Mr. Kennedy served as a Member of the Advisory Board of certain Fidelity® funds (2020) and held a variety of positions at Raytheon Company (aerospace and defense, 1983-2020), including Chairman and Chief Executive Officer (2014-2020) and Executive Vice President and Chief Operating Officer (2013-2014). Mr. Kennedy currently serves as Executive Chairman of the Board of Directors of Raytheon Technologies Corporation (aerospace and defense, 2020-present). He is also a member of the Rutgers School of Engineering Industry Advisory Board (2011-present) and a member of the UCLA Engineering Dean’s Executive Board (2016-present).

Oscar Munoz (1959)

Year of Election or Appointment: 2021

Trustee

Mr. Munoz also serves as Trustee of other Fidelity® funds. Prior to his retirement, Mr. Munoz served as Executive Chairman (2020-2021), Chief Executive Officer (2015-2020), President (2015-2016) and a member of the Board (2010-2021) of United Airlines Holdings, Inc. Mr. Munoz currently serves as a member of the Board of CBRE Group, Inc. (commercial real estate, 2020-present), a member of the Board of Univision Communications, Inc. (Hispanic media, 2020-present) and a member of the Advisory Board of Salesforce.com, Inc. (cloud-based software, 2020-present). Previously, Mr. Munoz served as a Member of the Advisory Board of certain Fidelity® funds (2021).

Garnett A. Smith (1947)

Year of Election or Appointment: 2018

Trustee

Mr. Smith also serves as Trustee of other Fidelity® funds. Prior to his retirement, Mr. Smith served as Chairman and Chief Executive Officer (1990-1997) and President (1986-1990) of Inbrand Corp. (manufacturer of personal absorbent products). Prior to his employment with Inbrand Corp., he was employed by a retail fabric chain and North Carolina National Bank (now Bank of America). Mr. Smith previously served as a member of the Advisory Board of certain Fidelity® funds (2012-2013).

David M. Thomas (1949)

Year of Election or Appointment: 2008

Trustee

Lead Independent Trustee

Mr. Thomas also serves as Trustee of other Fidelity® funds. Previously, Mr. Thomas served as Executive Chairman (2005-2006) and Chairman and Chief Executive Officer (2000-2005) of IMS Health, Inc. (pharmaceutical and healthcare information solutions). Mr. Thomas currently serves as a member of the Board of Fortune Brands Home and Security (home and security products, 2004-present) and Presiding Director (2013-present) of Interpublic Group of Companies, Inc. (marketing communication).

Susan Tomasky (1953)

Year of Election or Appointment: 2020

Trustee

Ms. Tomasky also serves as Trustee of other Fidelity® funds. Prior to her retirement, Ms. Tomasky served in various executive officer positions at American Electric Power Company, Inc. (1998-2011), including most recently as President of AEP Transmission (2007-2011). Ms. Tomasky currently serves as a member of the Board and Sustainability Committee and as Chair of the Audit Committee of Marathon Petroleum Corporation (2018-present) and as a member of the Board, Corporate Governance Committee and Organization and Compensation Committee and as Chair of the Audit Committee of Public Service Enterprise Group, Inc. (utilities company, 2012-present). In addition, Ms. Tomasky currently serves as a member (2009-present) and President (2020-present) of the Board of the Royal Shakespeare Company – America (2009-present), as a member of the Board of the Columbus Association for the Performing Arts (2011-present) and as a member of the Board and Investment Committee of Kenyon College (2016-present). Previously, Ms. Tomasky served as a Member of the Advisory Board of certain Fidelity® funds (2020), as a member of the Board of the Columbus Regional Airport Authority (2007-2020), as a member of the Board (2011-2018) and Lead Independent Director (2015-2018) of Andeavor Corporation (previously Tesoro Corporation) (independent oil refiner and marketer) and as a member of the Board of Summit Midstream Partners LP (energy, 2012-2018).

Michael E. Wiley (1950)

Year of Election or Appointment: 2018

Trustee

Mr. Wiley also serves as Trustee of other Fidelity® funds. Previously, Mr. Wiley served as a member of the Advisory Board of certain Fidelity® funds (2018-2020), Chairman, President and CEO of Baker Hughes, Inc. (oilfield services, 2000-2004). Mr. Wiley also previously served as a member of the Board of Andeavor Corporation (independent oil refiner and marketer, 2005-2018), a member of the Board of Andeavor Logistics LP (natural resources logistics, 2015-2018) and a member of the Board of High Point Resources (exploration and production, 2005-2020).

 + The information includes the Trustee's principal occupation during the last five years and other information relating to the experience, attributes, and skills relevant to the Trustee's qualifications to serve as a Trustee, which led to the conclusion that the Trustee should serve as a Trustee for the fund.

Advisory Board Members and Officers:

Correspondence intended for a Member of the Advisory Board (if any) may be sent to Fidelity Investments, P.O. Box 55235, Boston, Massachusetts 02205-5235.  Correspondence intended for an officer or Peter S. Lynch may be sent to Fidelity Investments, 245 Summer Street, Boston, Massachusetts 02210.  Officers appear below in alphabetical order.

Name, Year of Birth; Principal Occupation

Peter S. Lynch (1944)

Year of Election or Appointment: 2003

Member of the Advisory Board

Mr. Lynch also serves as a Member of the Advisory Board of other Fidelity® funds. Mr. Lynch is Vice Chairman and a Director of Fidelity Management & Research Company LLC (investment adviser firm). In addition, Mr. Lynch serves as a Trustee of Boston College and as the Chairman of the Inner-City Scholarship Fund. Previously, Mr. Lynch served as Vice Chairman and a Director of FMR Co., Inc. (investment adviser firm) and on the Special Olympics International Board of Directors (1997-2006).

Craig S. Brown (1977)

Year of Election or Appointment: 2019

Assistant Treasurer

Mr. Brown also serves as an officer of other funds. Mr. Brown serves as Assistant Treasurer of FIMM, LLC (2021-present) and is an employee of Fidelity Investments (2013-present).

John J. Burke III (1964)

Year of Election or Appointment: 2018

Chief Financial Officer

Mr. Burke also serves as Chief Financial Officer of other funds. Mr. Burke serves as Head of Investment Operations for Fidelity Fund and Investment Operations (2018-present) and is an employee of Fidelity Investments (1998-present). Previously Mr. Burke served as head of Asset Management Investment Operations (2012-2018).

William C. Coffey (1969)

Year of Election or Appointment: 2019

Assistant Secretary

Mr. Coffey also serves as Assistant Secretary of other funds. He is Senior Vice President and Deputy General Counsel of FMR LLC (diversified financial services company, 2010-present), and is an employee of Fidelity Investments. Previously, Mr. Coffey served as Secretary and CLO of certain funds (2018-2019); CLO, Secretary, and Senior Vice President of Fidelity Management & Research Company and FMR Co., Inc. (investment adviser firms, 2018-2019); Secretary of Fidelity SelectCo, LLC and Fidelity Investments Money Management, Inc. (investment adviser firms, 2018-2019); CLO of Fidelity Management & Research (Hong Kong) Limited, FMR Investment Management (UK) Limited, and Fidelity Management & Research (Japan) Limited (investment adviser firms, 2018-2019); and Assistant Secretary of certain funds (2009-2018).

Timothy M. Cohen (1969)

Year of Election or Appointment: 2018

Vice President

Mr. Cohen also serves as Vice President of other funds. Mr. Cohen serves as Co-Head of Equity (2018-present), a Director of Fidelity Management & Research (Japan) Limited (investment adviser firm, 2016-present), and is an employee of Fidelity Investments. Previously, Mr. Cohen served as Executive Vice President of Fidelity SelectCo, LLC (2019), Head of Global Equity Research (2016-2018), Chief Investment Officer - Equity and a Director of Fidelity Management & Research (U.K.) Inc. (investment adviser firm, 2013-2015) and as a Director of Fidelity Management & Research (Hong Kong) Limited (investment adviser firm, 2017).

Jonathan Davis (1968)

Year of Election or Appointment: 2010

Assistant Treasurer

Mr. Davis also serves as an officer of other funds. Mr. Davis serves as Assistant Treasurer of FIMM, LLC (2021-present), FMR Capital, Inc. (2017-present), FD Funds GP LLC (2021-present), FD Funds Holding LLC (2021-present), and FD Funds Management LLC (2021-present); and is an employee of Fidelity Investments. Previously, Mr. Davis served as Vice President and Associate General Counsel of FMR LLC (diversified financial services company, 2003-2010).

Laura M. Del Prato (1964)

Year of Election or Appointment: 2018

Assistant Treasurer

Ms. Del Prato also serves as an officer of other funds. Ms. Del Prato serves as Assistant Treasurer of FIMM, LLC (2021-present) and is an employee of Fidelity Investments (2017-present). Previously, Ms. Del Prato served as President and Treasurer of The North Carolina Capital Management Trust: Cash Portfolio and Term Portfolio (2018-2020). Prior to joining Fidelity Investments, Ms. Del Prato served as a Managing Director and Treasurer of the JPMorgan Mutual Funds (2014-2017). Prior to JPMorgan, Ms. Del Prato served as a partner at Cohen Fund Audit Services (accounting firm, 2012-2013) and KPMG LLP (accounting firm, 2004-2012).

Colm A. Hogan (1973)

Year of Election or Appointment: 2020

Assistant Treasurer

Mr. Hogan also serves as an officer of other funds. Mr. Hogan serves as Assistant Treasurer of FIMM, LLC (2021-present) and FMR Capital, Inc. (2017-present) and is an employee of Fidelity Investments (2005-present). Previously, Mr. Hogan served as Deputy Treasurer of certain Fidelity® funds (2016-2020) and Assistant Treasurer of certain Fidelity® funds (2016-2018).

Pamela R. Holding (1964)

Year of Election or Appointment: 2018

Vice President

Ms. Holding also serves as Vice President of other funds. Ms. Holding serves as Co-Head of Equity (2018-present) and is an employee of Fidelity Investments (2013-present). Previously, Ms. Holding served as Executive Vice President of Fidelity SelectCo, LLC (2019) and as Chief Investment Officer of Fidelity Institutional Asset Management (2013-2018).

Cynthia Lo Bessette (1969)

Year of Election or Appointment: 2019

Secretary and Chief Legal Officer (CLO)

Ms. Lo Bessette also serves as an officer of other funds. Ms. Lo Bessette serves as CLO, Secretary, and Senior Vice President of Fidelity Management & Research Company LLC (investment adviser firm, 2019-present); CLO of Fidelity Management & Research (Hong Kong) Limited, FMR Investment Management (UK) Limited, and Fidelity Management & Research (Japan) Limited (investment adviser firms, 2019-present); Secretary of FD Funds GP LLC (2021-present), FD Funds Holding LLC (2021-present), and FD Funds Management LLC (2021-present); and Assistant Secretary of FIMM, LLC (2019-present). She is a Senior Vice President and Deputy General Counsel of FMR LLC (diversified financial services company, 2019-present), and is an employee of Fidelity Investments. Previously, Ms. Lo Bessette served as CLO, Secretary, and Senior Vice President of FMR Co., Inc. (investment adviser firm, 2019); Secretary of Fidelity SelectCo, LLC and Fidelity Investments Money Management, Inc. (investment adviser firms, 2019). Prior to joining Fidelity Investments, Ms. Lo Bessette was Executive Vice President, General Counsel (2016-2019) and Senior Vice President, Deputy General Counsel (2015-2016) of OppenheimerFunds (investment management company) and Deputy Chief Legal Officer (2013-2015) of Jennison Associates LLC (investment adviser firm).

Chris Maher (1972)

Year of Election or Appointment: 2020

Deputy Treasurer

Mr. Maher also serves as an officer of other funds. Mr. Maher serves as Assistant Treasurer of FIMM, LLC (2021-present) and FMR Capital, Inc. (2017-present), and is an employee of Fidelity Investments (2008-present). Previously, Mr. Maher served as Assistant Treasurer of certain funds (2013-2020); Vice President of Asset Management Compliance (2013), Vice President of the Program Management Group of FMR (investment adviser firm, 2010-2013), and Vice President of Valuation Oversight (2008-2010).

Jason P. Pogorelec (1975)

Year of Election or Appointment: 2020

Chief Compliance Officer

Mr. Pogorelec also serves as Chief Compliance Officer of other funds. Mr. Pogorelec is a senior Vice President of Asset Management Compliance for Fidelity Investments and is an employee of Fidelity Investments (2006-present). Previously, Mr. Pogorelec served as Vice President, Associate General Counsel for Fidelity Investments (2010-2020) and Assistant Secretary of certain Fidelity funds (2015-2020).

Brett Segaloff (1972)

Year of Election or Appointment: 2021

Anti-Money Laundering (AML) Officer

Mr. Segaloff also serves as an AML Officer of other funds and other related entities. He is Director, Anti-Money Laundering (2007-present) of FMR LLC (diversified financial services company) and is an employee of Fidelity Investments (1996-present).

Stacie M. Smith (1974)

Year of Election or Appointment: 2016

President and Treasurer

Ms. Smith also serves as an officer of other funds. Ms. Smith serves as Assistant Treasurer of FIMM, LLC (2021-present) and FMR Capital, Inc. (2017-present), is an employee of Fidelity Investments (2009-present), and has served in other fund officer roles. Prior to joining Fidelity Investments, Ms. Smith served as Senior Audit Manager of Ernst & Young LLP (accounting firm, 1996-2009). Previously, Ms. Smith served as Assistant Treasurer (2013-2019) and Deputy Treasurer (2013-2016) of certain Fidelity® funds.

Jim Wegmann (1979)

Year of Election or Appointment: 2019

Assistant Treasurer

Mr. Wegmann also serves as an officer of other funds. Mr. Wegmann serves as Assistant Treasurer of FIMM, LLC (2021-present) and is an employee of Fidelity Investments (2011-present). Previously, Mr. Wegmann served as Assistant Treasurer of certain Fidelity® funds (2019-2021).

Shareholder Expense Example

As a shareholder, you incur two types of costs: (1) transaction costs, which may include sales charges (loads) on purchase payments or redemption proceeds, as applicable and (2) ongoing costs, which generally include management fees, distribution and/or service (12b-1) fees and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in a fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (May 1, 2021 to October 31, 2021).

Actual Expenses

The first line of the accompanying table provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000.00 (for example, an $8,600 account value divided by $1,000.00 = 8.6), then multiply the result by the number in the first line for a class/Fund under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period. If any fund is a shareholder of any underlying mutual funds or exchange-traded funds (ETFs) (the Underlying Funds), such fund indirectly bears its proportional share of the expenses of the Underlying Funds in addition to the direct expenses incurred presented in the table. These fees and expenses are not included in the annualized expense ratio used to calculate the expense estimate in the table below.

Hypothetical Example for Comparison Purposes

The second line of the accompanying table provides information about hypothetical account values and hypothetical expenses based on the actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. If any fund is a shareholder of any Underlying Funds, such fund indirectly bears its proportional share of the expenses of the Underlying Funds in addition to the direct expenses as presented in the table. These fees and expenses are not included in the annualized expense ratio used to calculate the expense estimate in the table below.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Annualized Expense Ratio-A	Beginning Account Value May 1, 2021	Ending Account Value October 31, 2021	Expenses Paid During Period-B May 1, 2021 to October 31, 2021
Fidelity Advisor High Income Advantage Fund
Class A	.98%
Actual		$1,000.00	$1,044.30	$5.05
Hypothetical-C		$1,000.00	$1,020.27	$4.99
Class M	.97%
Actual		$1,000.00	$1,044.10	$5.00
Hypothetical-C		$1,000.00	$1,020.32	$4.94
Class C	1.74%
Actual		$1,000.00	$1,040.30	$8.95
Hypothetical-C		$1,000.00	$1,016.43	$8.84
Class I	.73%
Actual		$1,000.00	$1,045.90	$3.76
Hypothetical-C		$1,000.00	$1,021.53	$3.72
Class Z	.64%
Actual		$1,000.00	$1,046.40	$3.30
Hypothetical-C		$1,000.00	$1,021.98	$3.26

 A Annualized expense ratio reflects expenses net of applicable fee waivers.

 B Expenses are equal to the annualized expense ratio, multiplied by the average account value over the period, multiplied by 184/ 365 (to reflect the one-half year period). The fees and expenses of any Underlying Funds are not included in each annualized expense ratio.

 C 5% return per year before expenses

Distributions (Unaudited)

The Board of Trustees of Fidelity Advisor High Income Advantage Fund voted to pay to shareholders of record at the opening of business on record date, the following distributions per share derived from capital gains realized from sales of portfolio securities:

	Pay Date	Record Date	Capital Gains
Fidelity Advisor High Income Advantage Fund
Class A	12/06/21	12/03/21	$0.259
Class C	12/06/21	12/03/21	$0.259
Class I	12/06/21	12/03/21	$0.259
Class M	12/06/21	12/03/21	$0.259
Class Z	12/06/21	12/03/21	$0.259

The fund hereby designates as a capital gain dividend with respect to the taxable year ended October 31, 2021, $35,743,687, or, if subsequently determined to be different, the net capital gain of such year.

A total of 0.04% of the dividends distributed during the fiscal year was derived from interest on U.S. Government securities which is generally exempt from state income tax.

The fund designates $45,309,575 of distributions paid in the calendar year 2020 as qualifying to be taxed as interest-related dividends for nonresident alien shareholders.

The fund designates $52,378,347 of distributions paid in the calendar year 2020 as qualifying to be taxed as section 163(j) interest dividends.

The fund will notify shareholders in January 2022 of amounts for use in preparing 2021 income tax returns.

Board Approval of Investment Advisory Contracts and Management Fees

Fidelity Advisor High Income Advantage Fund

Each year, the Board of Trustees, including the Independent Trustees (together, the Board), votes on the renewal of the management contract with Fidelity Management & Research Company LLC (FMR) and the sub-advisory agreements (together, the Advisory Contracts) for the fund. FMR and the sub-advisers are referred to herein as the Investment Advisers. The Board, assisted by the advice of fund counsel and Independent Trustees' counsel, requests and considers a broad range of information relevant to the renewal of the Advisory Contracts throughout the year.

The Board meets regularly and, at each of its meetings, covers an extensive agenda of topics and materials and considers factors that are relevant to its annual consideration of the renewal of the fund's Advisory Contracts, including the services and support provided to the fund and its shareholders. The Board has established various standing committees (Committees), each composed of and chaired by Independent Trustees with varying backgrounds, to which the Board has assigned specific subject matter responsibilities in order to enhance effective decision-making by the Board. The Board, acting directly and through its Committees, requests and receives information concerning the annual consideration of the renewal of the fund's Advisory Contracts. The Board also meets as needed to review matters specifically related to the Board's annual consideration of the renewal of the Advisory Contracts. Members of the Board may also meet with trustees of other Fidelity funds through joint ad hoc committees to discuss certain matters relevant to all of the Fidelity funds.

At its May 2021 meeting, the Board unanimously determined to renew the fund's Advisory Contracts. In reaching its determination, the Board considered all factors it believed relevant, including (i) the nature, extent, and quality of the services provided to the fund and its shareholders (including the investment performance of the fund); (ii) the competitiveness of the fund's management fee and total expense ratio relative to peer funds; (iii) the total costs of the services provided by and the profits realized by Fidelity from its relationships with the fund; and (iv) the extent to which, if any, economies of scale exist and are realized as the fund grows, and whether any economies of scale are appropriately shared with fund shareholders.

In considering whether to renew the Advisory Contracts for the fund, the Board reached a determination, with the assistance of fund counsel and Independent Trustees' counsel and through the exercise of its business judgment, that the renewal of the Advisory Contracts was in the best interests of the fund and its shareholders and that the compensation payable under the Advisory Contracts was fair and reasonable. The Board's decision to renew the Advisory Contracts was not based on any single factor, but rather was based on a comprehensive consideration of all the information provided to the Board at its meetings throughout the year. The Board, in reaching its determination to renew the Advisory Contracts, was aware that shareholders of the fund have a broad range of investment choices available to them, including a wide choice among funds offered by Fidelity's competitors, and that the fund's shareholders, who have the opportunity to review and weigh the disclosure provided by the fund in its prospectus and other public disclosures, have chosen to invest in this fund, which is part of the Fidelity family of funds.

Nature, Extent, and Quality of Services Provided.  The Board considered Fidelity's staffing as it relates to the fund, including the backgrounds of investment personnel of Fidelity, and also considered the fund's investment objective, strategies, and related investment philosophy. The Independent Trustees also had discussions with senior management of Fidelity's investment operations and investment groups. The Board considered the structure of the investment personnel compensation program and whether this structure provides appropriate incentives to act in the best interests of the fund. Additionally, the Board considered the portfolio managers' investments, if any, in the funds that they manage.

Resources Dedicated to Investment Management and Support Services.  The Board and the Fund Oversight and Research Committees reviewed the general qualifications and capabilities of Fidelity's investment staff, including its size, education, experience, and resources, as well as Fidelity's approach to recruiting, training, managing, and compensating investment personnel. The Board noted that Fidelity has continued to increase the resources devoted to non-U.S. offices, including expansion of Fidelity's global investment organization. The Board also noted that Fidelity's analysts have extensive resources, tools and capabilities that allow them to conduct sophisticated quantitative and fundamental analysis, as well as credit analysis of issuers, counterparties and guarantors. Further, the Board considered that Fidelity's investment professionals have sufficient access to global information and data so as to provide competitive investment results over time, and that those professionals also have access to sophisticated tools that permit them to assess portfolio construction and risk and performance attribution characteristics continuously, as well as to transmit new information and research conclusions rapidly around the world. Additionally, in its deliberations, the Board considered Fidelity's trading, risk management, compliance, and technology and operations capabilities and resources, which are integral parts of the investment management process. The Board also considered Fidelity's investments in business continuity planning, and its success in continuously providing services to the fund notwithstanding the severe disruptions caused by the COVID-19 pandemic.

Shareholder and Administrative Services.  The Board considered (i) the nature, extent, quality, and cost of advisory, administrative, and shareholder services performed by the Investment Advisers and their affiliates under the Advisory Contracts and under separate agreements covering transfer agency, pricing and bookkeeping, and securities lending services for the fund; (ii) the nature and extent of the supervision of third party service providers, principally custodians, subcustodians, and pricing vendors; and (iii) the resources devoted to, and the record of compliance with, the fund's compliance policies and procedures. The Board also reviewed the allocation of fund brokerage, including allocations to brokers affiliated with the Investment Advisers, the use of brokerage commissions to pay fund expenses, and the use of "soft" commission dollars to pay for research services.

The Board noted that the growth of fund assets over time across the complex allows Fidelity to reinvest in the development of services designed to enhance the value and convenience of the Fidelity funds as investment vehicles. These services include 24-hour access to account information and market information over the Internet and through telephone representatives, investor education materials and asset allocation tools, and the expanded availability of Fidelity Investor Centers.

The Board noted that, in the past, it and the boards of certain other Fidelity funds had formed an ad hoc Committee on Transfer Agency Fees to review the variety of transfer agency fee structures throughout the industry and Fidelity's competitive positioning with respect to industry participants.

Investment in a Large Fund Family.  The Board considered the benefits to shareholders of investing in a Fidelity fund, including the benefits of investing in a fund that is part of a large family of funds offering a variety of investment disciplines and providing a large variety of mutual fund investor services. The Board noted that Fidelity had taken, or had made recommendations that resulted in the Fidelity funds taking, a number of actions over the previous year that benefited particular funds, including: (i) continuing to dedicate additional resources to Fidelity's investment research process, which includes meetings with management of issuers of securities in which the funds invest, and to the support of the senior management team that oversees asset management; (ii) continuing efforts to enhance Fidelity's global research capabilities; (iii) launching new funds and ETFs with innovative structures, strategies and pricing and making other enhancements to meet client needs; (iv) launching new share classes of existing funds; (v) eliminating purchase minimums and broadening eligibility requirements for certain funds and share classes; (vi) approving the reduction in the holding period for the Class C to Class A conversion policy; (vii) reducing management fees and total expenses for certain target date funds and classes and index funds; (viii) lowering expenses for certain existing funds and classes by implementing or lowering expense caps; (ix) rationalizing product lines and gaining increased efficiencies from fund mergers, liquidations, and share class consolidations; (x) continuing to develop, acquire and implement systems and technology to improve services to the funds and shareholders, strengthen information security, and increase efficiency; and (xi) continuing to implement enhancements to further strengthen Fidelity's product line to increase investors' probability of success in achieving their investment goals, including retirement income goals.

Investment Performance.  The Board considered whether the fund has operated in accordance with its investment objective, as well as its record of compliance with its investment restrictions and its performance history. The Board noted that there was a portfolio management change for the fund in October 2019. The Board will continue to monitor closely the fund's performance, taking into account the portfolio management change.

The Board took into account discussions that occur at Board meetings throughout the year with representatives of the Investment Advisers about fund investment performance. In this regard the Board noted that as part of regularly scheduled fund reviews and other reports to the Board on fund performance, the Board considers annualized return information for the fund for different time periods, measured against an appropriate securities market index (benchmark index) and an appropriate peer group of funds with similar objectives (peer group). In its evaluation of fund investment performance, the Board gave particular attention to information indicating changes in performance of certain Fidelity funds for specific time periods and discussed with the Investment Advisers the reasons for any overperformance or underperformance.

In addition to reviewing absolute and relative fund performance, the Independent Trustees periodically consider the appropriateness of fund performance metrics in evaluating the results achieved. In general, the Independent Trustees believe that fund performance should be evaluated based on net performance (after fees and expenses) of both the highest performing and lowest performing fund share classes, where applicable, compared to appropriate benchmark indices, over appropriate time periods that may include full market cycles, and compared to peer groups, as applicable, over the same periods, taking into account relevant factors including the following: general market conditions; issuer-specific information; and fund cash flows and other factors.

The Independent Trustees recognize that shareholders evaluate performance on a net basis over their own holding periods, for which one-, three-, and five-year periods are often used as a proxy. For this reason, the performance information reviewed by the Board also included net cumulative total return information for the fund and an appropriate benchmark index and peer group for the most recent one-, three-, and five-year periods ended September 30, 2020, as shown below. Returns are shown compared to the 25th percentile (top of box, 75% beaten) and 75th percentile (bottom of box, 25% beaten) of the peer universe.

Fidelity Advisor High Income Advantage Fund

Based on its review, the Board concluded that the nature, extent, and quality of services provided to the fund under the Advisory Contracts should continue to benefit the shareholders of the fund.

Competitiveness of Management Fee and Total Expense Ratio.  The Board considered the fund's management fee and total expense ratio compared to "mapped groups" of competitive funds and classes created for the purpose of facilitating the Trustees' competitive analysis of management fees and total expenses. Fidelity creates "mapped groups" by combining similar Lipper investment objective categories that have comparable investment mandates. Combining Lipper investment objective categories aids the Board's management fee and total expense ratio comparisons by broadening the competitive group used for comparison.

Management Fee.  The Board considered two proprietary management fee comparisons for the 12-month periods ended September 30 (June 30 for periods ended 2019 and 2018 and December 31 for periods prior to 2018) shown in basis points (BP) in the chart below. The group of Lipper funds used by the Board for management fee comparisons is referred to below as the "Total Mapped Group." The Total Mapped Group is broader than the Lipper peer group used by the Board for performance comparisons because the Total Mapped Group combines several Lipper investment objective categories while the Lipper peer group does not. The Total Mapped Group comparison focuses on a fund's standing in terms of gross management fees before expense reimbursements or caps relative to the total universe of funds with comparable investment mandates, regardless of whether their management fee structures also are comparable. Funds with comparable investment mandates offer exposure to similar types of securities. Funds with comparable management fee structures have similar management fee contractual arrangements (e.g., flat rate charged for advisory services, all-inclusive fee rate, etc.). "TMG %" represents the percentage of funds in the Total Mapped Group that had management fees that were lower than the fund's. For example, a hypothetical TMG % of 20% would mean that 80% of the funds in the Total Mapped Group had higher, and 20% had lower, management fees than the fund. The fund's actual TMG %s and the number of funds in the Total Mapped Group are in the chart below. The "Asset-Sized Peer Group" (ASPG) comparison focuses on a fund's standing relative to a subset of non-Fidelity funds within the Total Mapped Group that are similar in size and management fee structure. For example, if a fund is in the first quartile of the ASPG, the fund's management fee ranks in the least expensive or lowest 25% of funds in the ASPG. The ASPG represents at least 15% of the funds in the Total Mapped Group with comparable asset size and management fee structures, subject to a minimum of 50 funds (or all funds in the Total Mapped Group if fewer than 50). Additional information, such as the ASPG quartile in which the fund's management fee rate ranked, is also included in the chart and was considered by the Board.

Fidelity Advisor High Income Advantage Fund

The Board noted that the fund's management fee rate ranked below the median of its Total Mapped Group and below the median of its ASPG for the 12-month period ended September 30, 2020.

The Board noted that, in the past, it and the boards of other Fidelity funds had formed an ad hoc Committee on Group Fee to conduct an in-depth review of the "group fee" component of the management fee of funds with such management fee structures. The Committee's focus included the mechanics of the group fee, the competitive landscape of group fee structures, Fidelity funds with no group fee component and investment products not included in group fee assets. The Board also considered that, for funds subject to the group fee, FMR agreed to voluntarily waive fees over a specified period of time in amounts designed to account for assets converted from certain funds to certain collective investment trusts.

The Board also noted that, in 2013, the ad hoc Committee on Management Fees was formed to conduct an in-depth review of the management fee rates of Fidelity's active equity mutual funds. The Committee focused on the following areas: (i) standard fee structures; (ii) research consumption and trading evolution; (iii) management fee competitiveness/profitability by category; and (iv) factors that drive institutional pricing.

Based on its review, the Board concluded that the fund's management fee is fair and reasonable in light of the services that the fund receives and the other factors considered.

Total Expense Ratio.  In its review of each class's total expense ratio, the Board considered the fund's management fee rate as well as other fund or class expenses, as applicable, such as transfer agent fees, pricing and bookkeeping fees, fund-paid 12b-1 fees, and custodial, legal, and audit fees. The Board also noted that Fidelity may agree to waive fees or reimburse expenses from time to time, and the extent to which, if any, it has done so for the fund. As part of its review, the Board also considered the current and historical total expense ratios of a representative class of the fund compared to competitive fund median expenses. The fund's representative class is compared to those funds and classes in the Total Mapped Group (used by the Board for management fee comparisons) that have a similar sales load structure (SLTG). The Board also considered a total expense ASPG comparison for the representative class, which focuses on the total expenses of the representative class relative to a subset of non-Fidelity funds within the total expense SLTG. The total expense ASPG is limited to 15 larger and 15 smaller classes in fund average assets for a total of 30 classes, where possible. The total expense ASPG comparison excludes performance adjustments and fund-paid 12b-1 fees to eliminate variability in fee structures.

The Board noted that the total expense ratio of Class I ranked above the SLTG competitive median and below the ASPG competitive median for the 12-month period ended September 30, 2020. The Board considered that, in general, various factors can affect total expense ratios. The Board noted that, although Class I is categorized by Lipper as an institutional class, Class I has no investment minimum, unlike most other funds and classes categorized as institutional. As a result, FMR believes Class I is generally more comparable to retail funds and classes. The Board considered that, when compared to retail funds and classes, Class I would not be above the SLTG competitive median for 2020. The Board noted that the fund offers multiple classes, each of which has a different sales load and 12b-1 fee structure, and that the multiple structures are intended to offer a range of pricing options for the intermediary market. The Board also noted that the total expense ratios of the classes vary primarily by the level of their 12b-1 fees, although differences in transfer agent fees may also cause expenses to vary from class to class.

Fees Charged to Other Fidelity Clients.  The Board also considered Fidelity fee structures and other information with respect to clients of Fidelity, such as other funds advised or subadvised by Fidelity, pension plan clients, and other institutional clients with similar mandates. The Board noted that a joint ad hoc committee created by it and the boards of other Fidelity funds periodically reviews and compares Fidelity's institutional investment advisory business with its business of providing services to the Fidelity funds and also noted the most recent findings of the committee. The Board noted that the committee's review included a consideration of the differences in services provided, fees charged, and costs incurred, as well as competition in the markets serving the different categories of clients.

Based on its review of total expense ratios and fees charged to other Fidelity clients, the Board concluded that the total expense ratio of each class of the fund was reasonable in light of the services that the fund and its shareholders receive and the other factors considered.

Costs of the Services and Profitability.  The Board considered the revenues earned and the expenses incurred by Fidelity in conducting the business of developing, marketing, distributing, managing, administering and servicing the fund and servicing the fund's shareholders. The Board also considered the level of Fidelity's profits in respect of all the Fidelity funds.

On an annual basis, Fidelity presents to the Board information about the profitability of its relationships with the fund. Fidelity calculates profitability information for each fund, as well as aggregate profitability information for groups of Fidelity funds and all Fidelity funds, using a series of detailed revenue and cost allocation methodologies which originate with the books and records of Fidelity on which Fidelity's audited financial statements are based. The Audit Committee of the Board reviews any significant changes from the prior year's methodologies and the full Board approves such changes.

A public accounting firm has been engaged annually by the Board as part of the Board's assessment of Fidelity's profitability analysis. The engagement includes the review and assessment of the methodologies used by Fidelity in determining the revenues and expenses attributable to Fidelity's mutual fund business, and completion of agreed-upon procedures in respect of the mathematical accuracy of certain fund profitability information and its conformity to established allocation methodologies. After considering the reports issued under the engagement and information provided by Fidelity, the Board concluded that while other allocation methods may also be reasonable, Fidelity's profitability methodologies are reasonable in all material respects.

The Board also reviewed Fidelity's non-fund businesses and potential indirect benefits such businesses may have received as a result of their association with Fidelity's mutual fund business (i.e., fall-out benefits) as well as cases where Fidelity's affiliates may benefit from the funds' business. The Board considered areas where potential indirect benefits to the Fidelity funds from their relationships with Fidelity may exist. The Board also considered that in 2019 a joint ad hoc committee created by it and the boards of other Fidelity funds evaluated potential fall-out benefits (PFOB Committee). The Board noted that it considered the PFOB Committee's findings in connection with its consideration of the renewal of the Advisory Contracts.

The Board considered the costs of the services provided by and the profits realized by Fidelity in connection with the operation of the fund, including the conclusions of the PFOB Committee, and was satisfied that the profitability was not excessive.

Economies of Scale.  The Board considered whether there have been economies of scale in respect of the management of the Fidelity funds, whether the Fidelity funds (including the fund) have appropriately benefited from any such economies of scale, and whether there is potential for realization of any further economies of scale. The Board considered the extent to which the fund will benefit from economies of scale as assets grow through increased services to the fund, through waivers or reimbursements, or through fee or expense ratio reductions. The Board also noted that a committee (the Economies of Scale Committee) created by it and the boards of other Fidelity funds periodically analyzes whether Fidelity attains economies of scale in respect of the management and servicing of the Fidelity funds, whether the Fidelity funds have appropriately benefited from such economies of scale, and whether there is potential for realization of any further economies of scale.

The Board recognized that the fund's management contract incorporates a "group fee" structure, which provides for lower group fee rates as total "group assets" increase, and for higher group fee rates as total "group assets" decrease ("group assets" as defined in the management contract). FMR calculates the group fee rates based on a tiered asset "breakpoint" schedule that varies based on asset class. The Board considered that the group fee is designed to deliver the benefits of economies of scale to fund shareholders when total Fidelity fund assets increase, even if assets of any particular fund are unchanged or have declined, because some portion of Fidelity's costs are attributable to services provided to all Fidelity funds, and all funds benefit if those costs can be allocated among more assets. The Board further considered that Fidelity agreed to impose a temporary fee waiver in the form of additional breakpoints to the current breakpoint schedule. The Board concluded that, given the group fee structure, fund shareholders will benefit from lower management fees as "group assets" increase at the fund complex level, regardless of whether Fidelity achieves any such economies of scale.

The Board concluded, taking into account the analysis of the Economies of Scale Committee, that economies of scale, if any, are being appropriately shared between fund shareholders and Fidelity.

Additional Information Requested by the Board.  In order to develop fully the factual basis for consideration of the Fidelity funds' advisory contracts, the Board requested and received additional information on certain topics, including: (i) fund flow and performance trends, in particular the underperformance of certain funds and strategies, and Fidelity's long-term strategies for certain funds; (ii) consideration of expanding the use of performance fees for additional funds; (iii) Fidelity's pricing philosophy compared to competitors; (iv) metrics for evaluating index fund and ETF performance and information about ETF trading characteristics; (v) the methodology with respect to evaluating competitive fund data and peer group classifications and fee and expense comparisons; (vi) the expense structures for different funds and classes and information about the differences between various expense structures; (vii) group fee breakpoints; (viii) information regarding other accounts managed by Fidelity and sub-advisory arrangements; and (ix) Fidelity's philosophies and strategies for evaluating funds and classes with lower or declining asset levels.

Based on its evaluation of all of the conclusions noted above, and after considering all factors it believed relevant, the Board concluded that the advisory fee arrangements are fair and reasonable, and that the fund's Advisory Contracts should be renewed.

HY-ANN-1221
1.538463.124

Fidelity Advisor® Value Fund

Annual Report

October 31, 2021

Contents

Note to Shareholders
Performance
Management's Discussion of Fund Performance
Investment Summary
Schedule of Investments
Financial Statements
Notes to Financial Statements
Report of Independent Registered Public Accounting Firm
Trustees and Officers
Shareholder Expense Example
Distributions
Board Approval of Investment Advisory Contracts and Management Fees

To view a fund's proxy voting guidelines and proxy voting record for the 12-month period ended June 30, visit http://www.fidelity.com/proxyvotingresults or visit the Securities and Exchange Commission's (SEC) web site at http://www.sec.gov.

You may also call 1-877-208-0098 to request a free copy of the proxy voting guidelines.

Standard & Poor's, S&P and S&P 500 are registered service marks of The McGraw-Hill Companies, Inc. and have been licensed for use by Fidelity Distributors Corporation.

Other third-party marks appearing herein are the property of their respective owners.

All other marks appearing herein are registered or unregistered trademarks or service marks of FMR LLC or an affiliated company. © 2021 FMR LLC. All rights reserved.

This report and the financial statements contained herein are submitted for the general information of the shareholders of the Fund. This report is not authorized for distribution to prospective investors in the Fund unless preceded or accompanied by an effective prospectus.

A fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-PORT. Forms N-PORT are available on the SEC’s web site at http://www.sec.gov. A fund's Forms N-PORT may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information regarding the operation of the SEC's Public Reference Room may be obtained by calling 1-800-SEC-0330.

For a complete list of a fund's portfolio holdings, view the most recent holdings listing, semiannual report, or annual report on Fidelity's web site at http://www.fidelity.com, http://www.institutional.fidelity.com, or http://www.401k.com, as applicable.

NOT FDIC INSURED •MAY LOSE VALUE •NO BANK GUARANTEE

Neither the Fund nor Fidelity Distributors Corporation is a bank.

Note to Shareholders:

Early in 2020, the outbreak and spread of COVID-19 emerged as a public health emergency that had a major influence on financial markets, primarily based on its impact on the global economy and corporate earnings. On March 11, 2020, the World Health Organization declared the COVID-19 outbreak a pandemic, citing sustained risk of further global spread. The pandemic prompted a number of measures to limit the spread of COVID-19, including travel and border restrictions, quarantines, and restrictions on large gatherings. In turn, these resulted in lower consumer activity, diminished demand for a wide range of products and services, disruption in manufacturing and supply chains, and – given the wide variability in outcomes regarding the outbreak – significant market uncertainty and volatility. To help stem the turmoil, the U.S. government took unprecedented action – in concert with the U.S. Federal Reserve and central banks around the world – to help support consumers, businesses, and the broader economy, and to limit disruption to the financial system.

In general, the overall impact of the pandemic lessened in 2021, amid a resilient economy and widespread distribution of three COVID-19 vaccines granted emergency use authorization from the U.S. Food and Drug Administration (FDA) early in the year. Still, the situation remains dynamic, and the extent and duration of its influence on financial markets and the economy is highly uncertain, due in part to a recent spike in cases based on highly contagious variants of the coronavirus.

Extreme events such as the COVID-19 crisis are exogenous shocks that can have significant adverse effects on mutual funds and their investments. Although multiple asset classes may be affected by market disruption, the duration and impact may not be the same for all types of assets. Fidelity is committed to helping you stay informed amid news about COVID-19 and during increased market volatility, and we continue to take extra steps to be responsive to customer needs. We encourage you to visit us online, where we offer ongoing updates, commentary, and analysis on the markets and our funds.

Performance: The Bottom Line

Average annual total return reflects the change in the value of an investment, assuming reinvestment of distributions from dividend income and capital gains (the profits earned upon the sale of securities that have grown in value, if any) and assuming a constant rate of performance each year. The hypothetical investment and the average annual total returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. During periods of reimbursement by Fidelity, a fund’s total return will be greater than it would be had the reimbursement not occurred. How a fund did yesterday is no guarantee of how it will do tomorrow.

Average Annual Total Returns

For the periods ended October 31, 2021	Past 1 year	Past 5 years	Past 10 years
Class A (incl. 5.75% sales charge)	55.71%	12.55%	12.65%
Class M (incl. 3.50% sales charge)	59.04%	12.77%	12.62%
Class C (incl. contingent deferred sales charge)	62.97%	12.98%	12.62%
Class I	65.68%	14.23%	13.64%
Class Z	65.88%	14.36%	13.71%

 Class C shares' contingent deferred sales charges included in the past one year, past five years and past ten years total return figures are 1%, 0% and 0%, respectively.

 The initial offering of Class Z shares took place on February 1, 2017. Returns prior to February 1, 2017, are those of Class I.

$10,000 Over 10 Years

Let's say hypothetically that $10,000 was invested in Fidelity Advisor® Value Fund - Class A on October 31, 2011, and the current 5.75% sales charge was paid.

The chart shows how the value of your investment would have changed, and also shows how the Russell Midcap® Value Index performed over the same period.

Period Ending Values
$32,910	Fidelity Advisor® Value Fund - Class A
$34,491	Russell Midcap® Value Index

Management's Discussion of Fund Performance

Market Recap:  The S&P 500® index gained 42.91% for the 12 months ending October 31, 2021, with U.S. equities rising on the prospect of a surge in economic growth amid strong corporate earnings, widespread COVID-19 vaccination, fiscal stimulus and fresh spending programs. After the index closed 2020 at an all-time high, investors were hopeful as the new year began. The rollout of three COVID-19 vaccines was underway, the U.S. Federal Reserve pledged to hold interest rates near zero until the economy recovered, and the federal government planned to deploy trillions of dollars to boost consumers and the economy. A flattish May reflected concerns about inflation and jobs, but the rally resumed through August amid strong earnings. In early September, sentiment turned broadly negative due to a host of factors. These included inflationary pressure from surging energy/other commodity prices, rising bond yields, supply constraints and disruption, valuation concerns, and the fast-spreading delta variant of the coronavirus. In addition, the Fed signaled it could soon begin to taper the bond purchases it has made since the onset of the pandemic. The index returned -4.65% in September, its first monthly decline since January, but sharply reversed course with a 7.01% gain in October, driven by strength in earnings and notable improvement in the economy. By sector, energy gained 111% to lead by a wide margin, followed by financials (+72%), whereas the defensive utilities (+11%) and consumer staples (+19%) groups notably lagged.

Comments from Lead Manager Matt Friedman and Co-Managers John Mirshekari and Laurie Mundt:  For the fiscal year ending October 31, 2021, the fund's share classes (excluding sales charges, if applicable) gained about 64% to 66%, outperforming the 48.60% result of the benchmark, the Russell Midcap® Value Index. Versus the benchmark, security selection largely drove the fund’s outperformance, especially in the capital goods segment of the industrials sector. Security selection in consumer discretionary and financials also lifted the fund's relative result. Overweighting Signature Bank, which gained about 273%, added more value for the 12 months than any other fund position. This New York-based commercial lending and services provider benefited from customers increasing their deposits of cryptocurrency through Signature's blockchain-based Signet payments platform. An outsized stake in chemicals company Olin (+254%) also contributed significantly. Conversely, security selection and an underweighting in real estate detracted versus the benchmark. An underweighting in financials also hindered the fund's relative performance, as did the fund’s cash position. Among individual fund positions, an overweighted stake in Allison Transmission (-6%) detracted, as did an underweighting in mining company Freeport-McMoRan, a benchmark position that gained 115%. Freeport-McMoRan was not held in the fund as of October 31, whereas we added to the fund’s stake in Allison Transmission by period end. Notable changes in fund positioning for the period included increased exposure to the energy sector and a lower allocation to health care.

The views expressed above reflect those of the portfolio manager(s) only through the end of the period as stated on the cover of this report and do not necessarily represent the views of Fidelity or any other person in the Fidelity organization. Any such views are subject to change at any time based upon market or other conditions and Fidelity disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Fidelity fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Fidelity fund.

Investment Summary (Unaudited)

Top Ten Stocks as of October 31, 2021

% of fund's net assets
Edison International	1.0
Nielsen Holdings PLC	1.0
Builders FirstSource, Inc.	1.0
Alexandria Real Estate Equities, Inc.	1.0
PG&E Corp.	1.0
Hess Corp.	0.9
Jeld-Wen Holding, Inc.	0.9
The AES Corp.	0.9
Antero Resources Corp.	0.9
Olin Corp.	0.9
9.5

Top Five Market Sectors as of October 31, 2021

% of fund's net assets
Industrials	20.6
Financials	12.8
Consumer Discretionary	11.5
Materials	10.7
Energy	8.5

Asset Allocation (% of fund's net assets)

As of October 31, 2021 *
Stocks and Equity Futures	99.1%
Short-Term Investments and Net Other Assets (Liabilities)	0.9%

 * Foreign investments - 15.9%

Schedule of Investments October 31, 2021

Showing Percentage of Net Assets

Common Stocks - 96.5%
	Shares	Value
COMMUNICATION SERVICES - 2.5%
Diversified Telecommunication Services - 0.3%
Liberty Global PLC Class C (a)	29,769	$858,538
Media - 2.2%
Advantage Solutions, Inc. Class A (a)	90,690	774,493
DISH Network Corp. Class A (a)	16,095	661,022
Interpublic Group of Companies, Inc.	50,371	1,842,067
News Corp. Class A	27,831	637,330
Nexstar Broadcasting Group, Inc. Class A	8,941	1,340,524
Thryv Holdings, Inc. (a)(b)	37,653	1,192,471
		6,447,907

TOTAL COMMUNICATION SERVICES		7,306,445

CONSUMER DISCRETIONARY - 11.5%
Auto Components - 0.6%
Adient PLC (a)	38,852	1,617,020
Distributors - 0.6%
LKQ Corp.	33,430	1,841,324
Diversified Consumer Services - 0.9%
Adtalem Global Education, Inc. (a)	46,059	1,700,959
Laureate Education, Inc. Class A	58,633	1,015,524
		2,716,483
Hotels, Restaurants & Leisure - 1.9%
ARAMARK Holdings Corp.	12,700	463,296
Brinker International, Inc. (a)	29,187	1,224,687
Caesars Entertainment, Inc. (a)	21,852	2,391,920
Elior SA (a)(c)	53,710	423,445
Hilton Grand Vacations, Inc. (a)	18,950	952,806
		5,456,154
Household Durables - 1.6%
Meritage Homes Corp. (a)	8,530	927,296
Mohawk Industries, Inc. (a)	9,663	1,712,380
Tempur Sealy International, Inc.	29,200	1,298,524
Tupperware Brands Corp. (a)	35,848	797,260
		4,735,460
Internet & Direct Marketing Retail - 1.0%
eBay, Inc.	25,264	1,938,254
Qurate Retail, Inc. Series A	85,350	891,054
		2,829,308
Leisure Products - 0.2%
Mattel, Inc. (a)	23,060	502,939
Multiline Retail - 1.1%
Dollar Tree, Inc. (a)	20,130	2,169,209
Nordstrom, Inc. (a)(b)	35,399	1,017,013
		3,186,222
Specialty Retail - 3.1%
Academy Sports & Outdoors, Inc.	24,025	1,027,790
American Eagle Outfitters, Inc.	34,317	814,686
Camping World Holdings, Inc. (b)	10,270	382,558
Gap, Inc.	70,437	1,598,216
Lithia Motors, Inc. Class A (sub. vtg.)	3,549	1,132,912
Rent-A-Center, Inc.	31,400	1,672,364
Sally Beauty Holdings, Inc. (a)	28,090	428,653
Signet Jewelers Ltd.	6,710	598,398
Victoria's Secret & Co. (a)	27,447	1,385,250
		9,040,827
Textiles, Apparel & Luxury Goods - 0.5%
Capri Holdings Ltd. (a)	27,118	1,443,762

TOTAL CONSUMER DISCRETIONARY		33,369,499

CONSUMER STAPLES - 3.8%
Beverages - 0.6%
Primo Water Corp.	108,729	1,728,791
Food & Staples Retailing - 0.5%
Albertsons Companies, Inc. (b)	20,320	628,904
U.S. Foods Holding Corp. (a)	27,610	957,239
		1,586,143
Food Products - 1.6%
Bunge Ltd.	20,084	1,860,582
Darling Ingredients, Inc. (a)	27,369	2,313,228
Lamb Weston Holdings, Inc.	7,060	398,537
		4,572,347
Household Products - 0.3%
Reynolds Consumer Products, Inc.	31,731	856,102
Personal Products - 0.4%
Herbalife Nutrition Ltd. (a)	25,639	1,189,650
Tobacco - 0.4%
Altria Group, Inc.	25,431	1,121,761

TOTAL CONSUMER STAPLES		11,054,794

ENERGY - 8.5%
Energy Equipment & Services - 1.0%
Liberty Oilfield Services, Inc. Class A (a)	83,753	1,082,089
Technip Energies NV (a)	45,480	700,560
TechnipFMC PLC (a)	137,445	1,012,970
		2,795,619
Oil, Gas & Consumable Fuels - 7.5%
Antero Resources Corp. (a)	126,490	2,513,356
APA Corp.	17,177	450,209
Canadian Natural Resources Ltd.	53,223	2,262,064
Cenovus Energy, Inc. (Canada)	204,442	2,444,846
Cheniere Energy, Inc.	21,810	2,255,154
Denbury, Inc. (a)	16,960	1,435,834
Devon Energy Corp.	14,999	601,160
DHT Holdings, Inc.	32,768	213,320
Diamondback Energy, Inc.	3,657	391,994
Energy Transfer LP	83,859	797,499
Enviva Partners LP	17,715	1,186,196
Euronav NV	21,472	228,111
Genesis Energy LP	42,590	464,231
Hess Corp.	33,411	2,758,746
HollyFrontier Corp.	32,070	1,083,966
Marathon Petroleum Corp.	8,189	539,901
Targa Resources Corp.	27,954	1,528,245
The Williams Companies, Inc.	19,724	554,047
		21,708,879

TOTAL ENERGY		24,504,498

FINANCIALS - 12.8%
Banks - 2.9%
Bank of Kyoto Ltd.	10,894	489,939
East West Bancorp, Inc.	13,366	1,062,330
First Citizens Bancshares, Inc. (b)	1,503	1,223,292
First Citizens Bancshares, Inc. Class B	210	154,350
M&T Bank Corp.	12,918	1,900,496
PacWest Bancorp	34,847	1,654,187
Signature Bank	6,507	1,937,915
		8,422,509
Capital Markets - 2.7%
Ameriprise Financial, Inc.	7,287	2,201,621
Apollo Global Management LLC Class A	25,878	1,991,312
Lazard Ltd. Class A	34,512	1,690,743
LPL Financial	11,773	1,931,007
		7,814,683
Consumer Finance - 1.5%
OneMain Holdings, Inc.	29,750	1,571,098
SLM Corp.	93,925	1,723,524
Synchrony Financial	23,221	1,078,615
		4,373,237
Diversified Financial Services - 1.5%
ECN Capital Corp.	106,196	923,294
Equitable Holdings, Inc.	43,953	1,472,426
Voya Financial, Inc.	22,089	1,541,150
WeWork, Inc. (a)	26,920	274,853
		4,211,723
Insurance - 3.5%
AMBAC Financial Group, Inc. (a)	19,801	334,835
American Financial Group, Inc.	12,807	1,742,264
Arch Capital Group Ltd. (a)	36,309	1,518,442
Assurant, Inc.	13,459	2,171,071
Fairfax Financial Holdings Ltd. (sub. vtg.)	2,323	940,856
Reinsurance Group of America, Inc.	11,507	1,358,747
The Travelers Companies, Inc.	13,820	2,223,362
		10,289,577
Thrifts & Mortgage Finance - 0.7%
Axos Financial, Inc. (a)	19,095	1,012,035
Essent Group Ltd.	23,103	1,108,944
		2,120,979

TOTAL FINANCIALS		37,232,708

HEALTH CARE - 5.5%
Biotechnology - 0.4%
Ascendis Pharma A/S sponsored ADR (a)	630	95,514
Horizon Therapeutics PLC (a)	1,875	224,831
Rocket Pharmaceuticals, Inc. (a)(b)	2,246	66,729
United Therapeutics Corp. (a)	4,384	836,292
		1,223,366
Health Care Equipment & Supplies - 0.5%
Dentsply Sirona, Inc.	3,845	219,972
Hologic, Inc. (a)	3,541	259,591
Teleflex, Inc.	734	261,994
The Cooper Companies, Inc.	865	360,636
Zimmer Biomet Holdings, Inc.	1,579	225,986
		1,328,179
Health Care Providers & Services - 2.8%
Cardinal Health, Inc.	3,781	180,770
Centene Corp. (a)	31,759	2,262,511
Cigna Corp.	10,624	2,269,393
DaVita HealthCare Partners, Inc. (a)	255	26,326
Laboratory Corp. of America Holdings (a)	8,378	2,404,654
McKesson Corp.	2,204	458,168
Molina Healthcare, Inc. (a)	1,253	370,537
Oak Street Health, Inc. (a)	2,199	103,859
		8,076,218
Health Care Technology - 0.1%
Phreesia, Inc. (a)	1,059	74,702
Teladoc Health, Inc. (a)(b)	851	127,301
		202,003
Life Sciences Tools & Services - 0.6%
Agilent Technologies, Inc.	1,475	232,298
Avantor, Inc. (a)	1,733	69,979
Bio-Rad Laboratories, Inc. Class A (a)	634	503,827
IQVIA Holdings, Inc. (a)	1,676	438,140
PerkinElmer, Inc.	1,885	333,438
Syneos Health, Inc. (a)	2,669	249,124
		1,826,806
Pharmaceuticals - 1.1%
Bristol-Myers Squibb Co.	14,995	875,708
Catalent, Inc. (a)	1,929	265,932
Elanco Animal Health, Inc. (a)	1,647	54,153
Jazz Pharmaceuticals PLC (a)	14,543	1,934,801
Royalty Pharma PLC	1,589	62,813
		3,193,407

TOTAL HEALTH CARE		15,849,979

INDUSTRIALS - 20.6%
Aerospace & Defense - 1.2%
Curtiss-Wright Corp.	18,883	2,410,981
Northrop Grumman Corp.	2,591	925,557
The Boeing Co. (a)	1,268	262,514
		3,599,052
Air Freight & Logistics - 0.6%
FedEx Corp.	6,953	1,637,640
Airlines - 0.1%
Spirit Airlines, Inc. (a)	12,790	279,462
Building Products - 2.2%
Builders FirstSource, Inc. (a)	50,195	2,924,863
Jeld-Wen Holding, Inc. (a)	93,595	2,565,439
UFP Industries, Inc.	10,208	835,321
		6,325,623
Commercial Services & Supplies - 1.4%
CoreCivic, Inc. (a)	38,486	331,364
HNI Corp.	18,320	685,168
KAR Auction Services, Inc. (a)	56,880	834,430
The Brink's Co.	31,347	2,159,181
		4,010,143
Construction & Engineering - 2.8%
AECOM (a)	9,245	632,081
API Group Corp. (a)	47,889	1,043,022
Fluor Corp. (a)	107,331	2,086,515
Granite Construction, Inc.	38,666	1,435,282
Quanta Services, Inc.	422	51,180
Valmont Industries, Inc.	3,575	854,282
Willscot Mobile Mini Holdings (a)	55,035	1,912,466
		8,014,828
Electrical Equipment - 1.2%
Regal Rexnord Corp.	13,702	2,087,226
Sensata Technologies, Inc. PLC (a)	13,129	723,408
Vertiv Holdings Co.	28,062	720,632
		3,531,266
Machinery - 2.6%
Allison Transmission Holdings, Inc.	50,626	1,688,883
Crane Co.	21,276	2,197,385
Kennametal, Inc.	24,030	955,193
Korea Shipbuilding & Offshore Engineering Co. Ltd. (a)	96	8,444
PACCAR, Inc.	9,450	846,909
Stanley Black & Decker, Inc.	8,196	1,473,067
Timken Co.	5,350	379,583
		7,549,464
Marine - 0.8%
Genco Shipping & Trading Ltd.	10,138	174,069
Golden Ocean Group Ltd.	12,486	113,623
Kirby Corp. (a)	33,637	1,762,915
Safe Bulkers, Inc. (a)	10,824	48,275
Star Bulk Carriers Corp.	18,249	377,572
		2,476,454
Professional Services - 2.7%
Alight, Inc. Class A (a)	24,590	267,539
ASGN, Inc. (a)	3,974	475,529
CACI International, Inc. Class A (a)	4,193	1,206,075
Intertrust NV (a)(c)	37,267	563,495
KBR, Inc.	26,296	1,116,002
Manpower, Inc.	12,731	1,230,451
Nielsen Holdings PLC	145,291	2,942,143
		7,801,234
Road & Rail - 1.4%
Knight-Swift Transportation Holdings, Inc. Class A	8,025	454,937
Ryder System, Inc.	15,599	1,325,135
TFI International, Inc. (Canada)	11,931	1,322,957
XPO Logistics, Inc. (a)	12,040	1,033,032
		4,136,061
Trading Companies & Distributors - 3.6%
AerCap Holdings NV (a)	24,368	1,438,687
Beacon Roofing Supply, Inc. (a)	35,348	1,868,849
Custom Truck One Source, Inc. Class A (a)	53,520	484,356
Fortress Transportation & Infrastructure Investors LLC	45,882	1,197,979
GMS, Inc. (a)	26,955	1,335,081
Herc Holdings, Inc.	8,168	1,486,903
MRC Global, Inc. (a)	68,790	570,957
NOW, Inc. (a)	24,507	176,941
Univar, Inc. (a)	69,287	1,772,361
		10,332,114

TOTAL INDUSTRIALS		59,693,341

INFORMATION TECHNOLOGY - 6.3%
Communications Equipment - 0.8%
Lumentum Holdings, Inc. (a)	7,600	627,608
Plantronics, Inc. (a)(b)	40,134	1,073,986
ViaSat, Inc. (a)(b)	12,421	741,409
		2,443,003
Electronic Equipment & Components - 1.1%
Flex Ltd. (a)	120,535	2,037,042
Insight Enterprises, Inc. (a)	11,994	1,135,832
		3,172,874
IT Services - 2.8%
Amdocs Ltd.	12,230	951,983
Concentrix Corp.	8,626	1,532,668
Cyxtera Technologies, Inc.:
warrants 9/10/27 (a)	18,659	43,475
Class A (a)	118,535	1,178,238
DXC Technology Co. (a)	35,446	1,154,476
Rackspace Technology, Inc. (a)(b)	38,665	513,858
Unisys Corp. (a)	74,037	1,893,126
Verra Mobility Corp. (a)	65,148	969,402
		8,237,226
Software - 1.5%
Micro Focus International PLC	72,200	353,814
NCR Corp. (a)	43,125	1,705,163
SS&C Technologies Holdings, Inc.	27,676	2,199,412
		4,258,389
Technology Hardware, Storage & Peripherals - 0.1%
Xerox Holdings Corp.	14,756	262,657

TOTAL INFORMATION TECHNOLOGY		18,374,149

MATERIALS - 10.7%
Chemicals - 4.3%
Axalta Coating Systems Ltd. (a)	57,041	1,779,109
Celanese Corp. Class A	3,556	574,330
CF Industries Holdings, Inc.	2,690	152,792
Corteva, Inc.	12,027	518,965
Eastman Chemical Co.	10,928	1,136,840
Huntsman Corp.	69,217	2,255,090
Olin Corp.	43,562	2,482,163
The Chemours Co. LLC	33,480	938,110
Trinseo PLC	28,013	1,570,409
Tronox Holdings PLC	44,276	1,032,516
		12,440,324
Construction Materials - 1.2%
Eagle Materials, Inc.	8,286	1,229,311
GCC S.A.B. de CV	81,400	605,518
Martin Marietta Materials, Inc.	1,486	583,760
Summit Materials, Inc. (a)	28,297	1,008,788
		3,427,377
Containers & Packaging - 2.8%
Berry Global Group, Inc. (a)	31,587	2,070,212
Crown Holdings, Inc.	18,278	1,900,729
O-I Glass, Inc. (a)	99,678	1,300,798
Sealed Air Corp.	20,303	1,204,374
WestRock Co.	35,653	1,714,909
		8,191,022
Metals & Mining - 2.4%
Alcoa Corp.	18,790	863,401
Allegheny Technologies, Inc. (a)	32,296	519,966
Arconic Corp. (a)	45,639	1,342,699
Carpenter Technology Corp.	25,493	787,224
Constellium NV (a)	72,472	1,334,210
First Quantum Minerals Ltd.	9,789	231,753
Steel Dynamics, Inc.	8,747	578,002
Wheaton Precious Metals Corp.	33,589	1,355,936
		7,013,191

TOTAL MATERIALS		31,071,914

REAL ESTATE - 7.4%
Equity Real Estate Investment Trusts (REITs) - 6.6%
Alexandria Real Estate Equities, Inc.	14,082	2,874,699
American Tower Corp.	6,265	1,766,542
CubeSmart	44,399	2,442,389
Equinix, Inc.	2,248	1,881,733
Equity Lifestyle Properties, Inc.	29,270	2,473,608
Lamar Advertising Co. Class A	9,825	1,112,190
Mid-America Apartment Communities, Inc.	10,791	2,203,630
SITE Centers Corp.	65,541	1,041,446
The GEO Group, Inc.	15,107	123,575
Ventas, Inc.	22,220	1,185,881
VICI Properties, Inc.	56,710	1,664,439
Washington REIT (SBI)	19,930	505,226
		19,275,358
Real Estate Management & Development - 0.8%
Cushman & Wakefield PLC (a)	74,216	1,364,832
Realogy Holdings Corp. (a)	50,610	876,565
		2,241,397

TOTAL REAL ESTATE		21,516,755

UTILITIES - 6.9%
Electric Utilities - 3.5%
Edison International	47,088	2,963,241
Exelon Corp.	21,524	1,144,862
FirstEnergy Corp.	41,648	1,604,697
NRG Energy, Inc.	40,187	1,603,059
PG&E Corp. (a)	238,980	2,772,168
		10,088,027
Independent Power and Renewable Electricity Producers - 1.4%
The AES Corp.	100,608	2,528,279
Vistra Corp.	73,912	1,447,936
		3,976,215
Multi-Utilities - 2.0%
CenterPoint Energy, Inc.	80,004	2,083,304
MDU Resources Group, Inc.	71,221	2,188,621
Sempra Energy	12,069	1,540,366
		5,812,291

TOTAL UTILITIES		19,876,533

TOTAL COMMON STOCKS
(Cost $237,931,581)		279,850,615
	Principal Amount	Value

U.S. Treasury Obligations - 0.2%
U.S. Treasury Bills, yield at date of purchase 0.03% to 0.06% 12/30/21 to 1/27/22 (d)
(Cost $459,961)	460,000	459,937
	Shares	Value

Money Market Funds - 4.9%
Fidelity Cash Central Fund 0.06% (e)	9,372,146	$9,374,021
Fidelity Securities Lending Cash Central Fund 0.06% (e)(f)	4,785,368	4,785,846
TOTAL MONEY MARKET FUNDS
(Cost $14,159,830)		14,159,867
TOTAL INVESTMENT IN SECURITIES - 101.6%
(Cost $252,551,372)		294,470,419
NET OTHER ASSETS (LIABILITIES) - (1.6)%		(4,588,879)
NET ASSETS - 100%		$289,881,540

Futures Contracts
	Number of contracts	Expiration Date	Notional Amount	Value	Unrealized Appreciation/(Depreciation)
Purchased
Equity Index Contracts
CME E-mini S&P MidCap 400 Index Contracts (United States)	27	Dec. 2021	$7,531,380	$63,429	$63,429

The notional amount of futures purchased as a percentage of Net Assets is 2.6%

Legend

 (a) Non-income producing

 (b) Security or a portion of the security is on loan at period end.

 (c) Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At the end of the period, the value of these securities amounted to $986,940 or 0.3% of net assets.

 (d) Security or a portion of the security was pledged to cover margin requirements for futures contracts. At period end, the value of securities pledged amounted to $459,937.

 (e) Affiliated fund that is generally available only to investment companies and other accounts managed by Fidelity Investments. The rate quoted is the annualized seven-day yield of the fund at period end. A complete unaudited listing of the fund's holdings as of its most recent quarter end is available upon request. In addition, each Fidelity Central Fund's financial statements, which are not covered by the Fund's Report of Independent Registered Public Accounting Firm, are available on the SEC's website or upon request.

 (f) Investment made with cash collateral received from securities on loan.

Affiliated Central Funds

Fiscal year to date information regarding the Fund's investments in Fidelity Central Funds, including the ownership percentage, is presented below.

Fund	Value, beginning of period	Purchases	Sales Proceeds	Dividend Income	Realized Gain/Loss	Change in Unrealized appreciation (depreciation)	Value, end of period	% ownership, end of period
Fidelity Cash Central Fund 0.06%	$323,035	$288,718,164	$279,667,170	$3,557	$(9)	$1	$9,374,021	0.0%
Fidelity Securities Lending Cash Central Fund 0.06%	149,971	23,876,779	19,240,904	3,187	--	--	4,785,846	0.0%
Total	$473,006	$312,594,943	$298,908,074	$6,744	$(9)	$1	$14,159,867

Amounts in the income column in the above table include any capital gain distributions from underlying funds, which are presented in the corresponding line-item in the Statement of Operations, if applicable. Amount for Fidelity Securities Lending Cash Central Fund represents the income earned on investing cash collateral, less rebates paid to borrowers and any lending agent fees associated with the loan, plus any premium payments received for lending certain types of securities.

Investment Valuation

The following is a summary of the inputs used, as of October 31, 2021, involving the Fund's assets and liabilities carried at fair value. The inputs or methodology used for valuing securities may not be an indication of the risk associated with investing in those securities. For more information on valuation inputs, and their aggregation into the levels used below, please refer to the Investment Valuation section in the accompanying Notes to Financial Statements.

	Valuation Inputs at Reporting Date:
Description	Total	Level 1	Level 2	Level 3
Investments in Securities:
Equities:
Communication Services	$7,306,445	$7,306,445	$--	$--
Consumer Discretionary	33,369,499	33,369,499	--	--
Consumer Staples	11,054,794	11,054,794	--	--
Energy	24,504,498	24,504,498	--	--
Financials	37,232,708	36,742,769	489,939	--
Health Care	15,849,979	15,849,979	--	--
Industrials	59,693,341	59,684,897	8,444	--
Information Technology	18,374,149	18,020,335	353,814	--
Materials	31,071,914	31,071,914	--	--
Real Estate	21,516,755	21,516,755	--	--
Utilities	19,876,533	19,876,533	--	--
U.S. Government and Government Agency Obligations	459,937	--	459,937	--
Money Market Funds	14,159,867	14,159,867	--	--
Total Investments in Securities:	$294,470,419	$293,158,285	$1,312,134	$--
Derivative Instruments:
Assets
Futures Contracts	$63,429	$63,429	$--	$--
Total Assets	$63,429	$63,429	$--	$--
Total Derivative Instruments:	$63,429	$63,429	$--	$--

Value of Derivative Instruments

The following table is a summary of the Fund's value of derivative instruments by primary risk exposure as of October 31, 2021. For additional information on derivative instruments, please refer to the Derivative Instruments section in the accompanying Notes to Financial Statements.

Primary Risk Exposure / Derivative Type	Value
	Asset	Liability
Equity Risk
Futures Contracts(a)	$63,429	$0
Total Equity Risk	63,429	0
Total Value of Derivatives	$63,429	$0

 (a) Reflects gross cumulative appreciation (depreciation) on futures contracts as presented in the Schedule of Investments. In the Statement of Assets and Liabilities, the period end daily variation margin is included in receivable or payable for daily variation margin on futures contracts, and the net cumulative appreciation (depreciation) is included in Total accumulated earnings (loss).

Other Information

Distribution of investments by country or territory of incorporation, as a percentage of Total Net Assets, is as follows (Unaudited):

United States of America	84.1%
Canada	3.8%
Bermuda	3.0%
United Kingdom	3.0%
Ireland	1.9%
Others (Individually Less Than 1%)	4.2%
100.0%

See accompanying notes which are an integral part of the financial statements.

Financial Statements

Statement of Assets and Liabilities

		October 31, 2021
Assets
Investment in securities, at value (including securities loaned of $4,791,129) — See accompanying schedule: Unaffiliated issuers (cost $238,391,542)	$280,310,552
Fidelity Central Funds (cost $14,159,830)	14,159,867
Total Investment in Securities (cost $252,551,372)		$294,470,419
Cash		500,291
Receivable for investments sold		984,486
Receivable for fund shares sold		910,736
Dividends receivable		108,466
Distributions receivable from Fidelity Central Funds		682
Receivable for daily variation margin on futures contracts		2,600
Prepaid expenses		297
Receivable from investment adviser for expense reductions		563
Other receivables		10,024
Total assets		296,988,564
Liabilities
Payable for investments purchased	$1,425,644
Payable for fund shares redeemed	204,598
Accrued management fee	141,079
Distribution and service plan fees payable	42,791
Deferred dividend income	411,017
Other affiliated payables	46,432
Other payables and accrued expenses	49,963
Collateral on securities loaned	4,785,500
Total liabilities		7,107,024
Net Assets		$289,881,540
Net Assets consist of:
Paid in capital		$237,290,398
Total accumulated earnings (loss)		52,591,142
Net Assets		$289,881,540
Net Asset Value and Maximum Offering Price
Class A:
Net Asset Value and redemption price per share ($100,603,870 ÷ 2,998,975 shares)(a)		$33.55
Maximum offering price per share (100/94.25 of $33.55)		$35.60
Class M:
Net Asset Value and redemption price per share ($23,323,217 ÷ 703,885 shares)(a)		$33.13
Maximum offering price per share (100/96.50 of $33.13)		$34.33
Class C:
Net Asset Value and offering price per share ($15,726,260 ÷ 500,011 shares)(a)		$31.45
Class I:
Net Asset Value, offering price and redemption price per share ($104,393,132 ÷ 3,074,307 shares)		$33.96
Class Z:
Net Asset Value, offering price and redemption price per share ($45,835,061 ÷ 1,349,654 shares)		$33.96

 (a) Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.

See accompanying notes which are an integral part of the financial statements.

Statement of Operations

		Year ended October 31, 2021
Investment Income
Dividends		$2,809,313
Interest		139
Income from Fidelity Central Funds (including $3,187 from security lending)		6,744
Total income		2,816,196
Expenses
Management fee
Basic fee	$948,110
Performance adjustment	147,792
Transfer agent fees	315,080
Distribution and service plan fees	402,240
Accounting fees	70,202
Custodian fees and expenses	50,078
Independent trustees' fees and expenses	572
Registration fees	90,615
Audit	65,896
Legal	7,304
Miscellaneous	629
Total expenses before reductions	2,098,518
Expense reductions	(21,839)
Total expenses after reductions		2,076,679
Net investment income (loss)		739,517
Realized and Unrealized Gain (Loss)
Net realized gain (loss) on:
Investment securities:
Unaffiliated issuers	18,613,175
Fidelity Central Funds	(9)
Foreign currency transactions	3,100
Futures contracts	903,857
Total net realized gain (loss)		19,520,123
Change in net unrealized appreciation (depreciation) on:
Investment securities:
Unaffiliated issuers	36,131,232
Fidelity Central Funds	1
Assets and liabilities in foreign currencies	(287)
Futures contracts	63,429
Total change in net unrealized appreciation (depreciation)		36,194,375
Net gain (loss)		55,714,498
Net increase (decrease) in net assets resulting from operations		$56,454,015

See accompanying notes which are an integral part of the financial statements.

Statement of Changes in Net Assets

	Year ended October 31, 2021	Year ended October 31, 2020
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$739,517	$438,546
Net realized gain (loss)	19,520,123	(6,829,984)
Change in net unrealized appreciation (depreciation)	36,194,375	942,183
Net increase (decrease) in net assets resulting from operations	56,454,015	(5,449,255)
Distributions to shareholders	(341,676)	(2,554,398)
Share transactions - net increase (decrease)	167,860,121	(11,203,857)
Total increase (decrease) in net assets	223,972,460	(19,207,510)
Net Assets
Beginning of period	65,909,080	85,116,590
End of period	$289,881,540	$65,909,080

See accompanying notes which are an integral part of the financial statements.

Financial Highlights

Fidelity Advisor Value Fund Class A

Years ended October 31,	2021	2020	2019	2018	2017
Selected Per–Share Data
Net asset value, beginning of period	$20.40	$22.44	$23.40	$25.37	$21.43
Income from Investment Operations
Net investment income (loss)A	.11	.14	.19	.17	.23B
Net realized and unrealized gain (loss)	13.15	(1.46)	1.57	(1.31)	3.86
Total from investment operations	13.26	(1.32)	1.76	(1.14)	4.09
Distributions from net investment income	(.11)	(.17)C	(.10)C	(.22)	(.14)
Distributions from net realized gain	–	(.55)C	(2.62)C	(.61)	(.01)
Total distributions	(.11)	(.72)	(2.72)	(.83)	(.15)
Net asset value, end of period	$33.55	$20.40	$22.44	$23.40	$25.37
Total ReturnD,E	65.21%	(6.24)%	9.00%	(4.73)%	19.12%
Ratios to Average Net AssetsF,G
Expenses before reductions	1.21%	1.17%	1.10%	1.12%	1.14%
Expenses net of fee waivers, if any	1.20%	1.16%	1.10%	1.12%	1.12%
Expenses net of all reductions	1.20%	1.14%	1.10%	1.11%	1.12%
Net investment income (loss)	.35%	.71%	.87%	.66%	.95%B
Supplemental Data
Net assets, end of period (000 omitted)	$100,604	$36,269	$47,465	$45,006	$59,658
Portfolio turnover rateH	64%	91%	77%	98%	81%

 A Calculated based on average shares outstanding during the period.

 B Net investment income per share reflects one or more large, non-recurring dividend(s) which amounted to $.06 per share. Excluding such non-recurring dividend(s), the ratio of net investment income (loss) to average net assets would have been .68%.

 C The amount shown reflects reclassifications related to book to tax differences that were made in the year shown.

 D Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

 E Total returns do not include the effect of the sales charges.

 F Fees and expenses of any underlying mutual funds or exchange-traded funds (ETFs) are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of these expenses. For additional expense information related to investments in Fidelity Central Funds, please refer to the "Investments in Fidelity Central Funds" note found in the Notes to Financial Statements section of the most recent Annual or Semi-Annual report.

 G Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed, waived, or reduced through arrangements with the investment adviser, brokerage services, or other offset arrangements, if applicable, and do not represent the amount paid by the class during periods when reimbursements, waivers or reductions occur.

 H Amount does not include the portfolio activity of any underlying mutual funds or exchange-traded funds (ETFs).

See accompanying notes which are an integral part of the financial statements.

Fidelity Advisor Value Fund Class M

Years ended October 31,	2021	2020	2019	2018	2017
Selected Per–Share Data
Net asset value, beginning of period	$20.15	$22.19	$23.15	$25.10	$21.22
Income from Investment Operations
Net investment income (loss)A	.03	.09	.12	.10	.16B
Net realized and unrealized gain (loss)	13.01	(1.47)	1.57	(1.30)	3.82
Total from investment operations	13.04	(1.38)	1.69	(1.20)	3.98
Distributions from net investment income	(.06)	(.11)C	(.03)C	(.14)	(.09)
Distributions from net realized gain	–	(.55)C	(2.62)C	(.61)	(.01)
Total distributions	(.06)	(.66)	(2.65)	(.75)	(.10)
Net asset value, end of period	$33.13	$20.15	$22.19	$23.15	$25.10
Total ReturnD,E	64.81%	(6.55)%	8.74%	(5.01)%	18.78%
Ratios to Average Net AssetsF,G
Expenses before reductions	1.47%	1.45%	1.39%	1.39%	1.40%
Expenses net of fee waivers, if any	1.45%	1.43%	1.38%	1.39%	1.39%
Expenses net of all reductions	1.45%	1.42%	1.38%	1.37%	1.38%
Net investment income (loss)	.10%	.43%	.58%	.40%	.68%B
Supplemental Data
Net assets, end of period (000 omitted)	$23,323	$12,736	$15,006	$14,961	$18,962
Portfolio turnover rateH	64%	91%	77%	98%	81%

 A Calculated based on average shares outstanding during the period.

 B Net investment income per share reflects one or more large, non-recurring dividend(s) which amounted to $.06 per share. Excluding such non-recurring dividend(s), the ratio of net investment income (loss) to average net assets would have been .41%.

 C The amount shown reflects reclassifications related to book to tax differences that were made in the year shown.

 D Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

 E Total returns do not include the effect of the sales charges.

 F Fees and expenses of any underlying mutual funds or exchange-traded funds (ETFs) are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of these expenses. For additional expense information related to investments in Fidelity Central Funds, please refer to the "Investments in Fidelity Central Funds" note found in the Notes to Financial Statements section of the most recent Annual or Semi-Annual report.

 G Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed, waived, or reduced through arrangements with the investment adviser, brokerage services, or other offset arrangements, if applicable, and do not represent the amount paid by the class during periods when reimbursements, waivers or reductions occur.

 H Amount does not include the portfolio activity of any underlying mutual funds or exchange-traded funds (ETFs).

See accompanying notes which are an integral part of the financial statements.

Fidelity Advisor Value Fund Class C

Years ended October 31,	2021	2020	2019	2018	2017
Selected Per–Share Data
Net asset value, beginning of period	$19.18	$21.15	$22.16	$24.02	$20.32
Income from Investment Operations
Net investment income (loss)A	(.12)	(.02)	.01	(.04)	.03B
Net realized and unrealized gain (loss)	12.39	(1.40)	1.49	(1.25)	3.67
Total from investment operations	12.27	(1.42)	1.50	(1.29)	3.70
Distributions from net investment income	–	–	–	–	–
Distributions from net realized gain	–	(.55)	(2.51)	(.57)	–
Total distributions	–	(.55)	(2.51)	(.57)	–
Net asset value, end of period	$31.45	$19.18	$21.15	$22.16	$24.02
Total ReturnC,D	63.97%	(7.02)%	8.13%	(5.55)%	18.21%
Ratios to Average Net AssetsE,F
Expenses before reductions	2.01%	1.98%	1.92%	1.93%	1.94%
Expenses net of fee waivers, if any	1.96%	1.97%	1.92%	1.93%	1.92%
Expenses net of all reductions	1.96%	1.95%	1.91%	1.92%	1.92%
Net investment income (loss)	(.41)%	(.11)%	.05%	(.15)%	.15%B
Supplemental Data
Net assets, end of period (000 omitted)	$15,726	$6,331	$8,777	$14,405	$20,555
Portfolio turnover rateG	64%	91%	77%	98%	81%

 A Calculated based on average shares outstanding during the period.

 B Net investment income per share reflects one or more large, non-recurring dividend(s) which amounted to $.06 per share. Excluding such non-recurring dividend(s), the ratio of net investment income (loss) to average net assets would have been (.12) %.

 C Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

 D Total returns do not include the effect of the contingent deferred sales charge.

 E Fees and expenses of any underlying mutual funds or exchange-traded funds (ETFs) are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of these expenses. For additional expense information related to investments in Fidelity Central Funds, please refer to the "Investments in Fidelity Central Funds" note found in the Notes to Financial Statements section of the most recent Annual or Semi-Annual report.

 F Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed, waived, or reduced through arrangements with the investment adviser, brokerage services, or other offset arrangements, if applicable, and do not represent the amount paid by the class during periods when reimbursements, waivers or reductions occur.

 G Amount does not include the portfolio activity of any underlying mutual funds or exchange-traded funds (ETFs).

See accompanying notes which are an integral part of the financial statements.

Fidelity Advisor Value Fund Class I

Years ended October 31,	2021	2020	2019	2018	2017
Selected Per–Share Data
Net asset value, beginning of period	$20.64	$22.70	$23.66	$25.65	$21.65
Income from Investment Operations
Net investment income (loss)A	.20	.21	.26	.25	.30B
Net realized and unrealized gain (loss)	13.30	(1.48)	1.59	(1.34)	3.91
Total from investment operations	13.50	(1.27)	1.85	(1.09)	4.21
Distributions from net investment income	(.18)	(.25)C	(.19)C	(.29)	(.20)
Distributions from net realized gain	–	(.55)C	(2.62)C	(.61)	(.01)
Total distributions	(.18)	(.79)D	(2.81)	(.90)	(.21)
Net asset value, end of period	$33.96	$20.64	$22.70	$23.66	$25.65
Total ReturnE	65.68%	(5.95)%	9.34%	(4.48)%	19.54%
Ratios to Average Net AssetsF,G
Expenses before reductions	.92%	.87%	.79%	.82%	.84%
Expenses net of fee waivers, if any	.92%	.85%	.79%	.81%	.82%
Expenses net of all reductions	.92%	.84%	.79%	.80%	.82%
Net investment income (loss)	.63%	1.01%	1.18%	.97%	1.25%B
Supplemental Data
Net assets, end of period (000 omitted)	$104,393	$8,861	$11,097	$12,342	$14,565
Portfolio turnover rateH	64%	91%	77%	98%	81%

 A Calculated based on average shares outstanding during the period.

 B Net investment income per share reflects one or more large, non-recurring dividend(s) which amounted to $.06 per share. Excluding such non-recurring dividend(s), the ratio of net investment income (loss) to average net assets would have been .98%.

 C The amount shown reflects reclassifications related to book to tax differences that were made in the year shown.

 D Total distributions per share do not sum due to rounding.

 E Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

 F Fees and expenses of any underlying mutual funds or exchange-traded funds (ETFs) are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of these expenses. For additional expense information related to investments in Fidelity Central Funds, please refer to the "Investments in Fidelity Central Funds" note found in the Notes to Financial Statements section of the most recent Annual or Semi-Annual report.

 G Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed, waived, or reduced through arrangements with the investment adviser, brokerage services, or other offset arrangements, if applicable, and do not represent the amount paid by the class during periods when reimbursements, waivers or reductions occur.

 H Amount does not include the portfolio activity of any underlying mutual funds or exchange-traded funds (ETFs).

See accompanying notes which are an integral part of the financial statements.

Fidelity Advisor Value Fund Class Z

Years ended October 31,	2021	2020	2019	2018	2017 A
Selected Per–Share Data
Net asset value, beginning of period	$20.63	$22.69	$23.67	$25.67	$23.57
Income from Investment Operations
Net investment income (loss)B	.25	.23	.28	.28	.23C
Net realized and unrealized gain (loss)	13.28	(1.47)	1.58	(1.34)	1.87
Total from investment operations	13.53	(1.24)	1.86	(1.06)	2.10
Distributions from net investment income	(.20)	(.27)D	(.22)D	(.33)	–
Distributions from net realized gain	–	(.55)D	(2.62)D	(.61)	–
Total distributions	(.20)	(.82)	(2.84)	(.94)	–
Net asset value, end of period	$33.96	$20.63	$22.69	$23.67	$25.67
Total ReturnE,F	65.88%	(5.84)%	9.45%	(4.36)%	8.91%
Ratios to Average Net AssetsG,H
Expenses before reductions	.77%	.75%	.69%	.70%	.72%I
Expenses net of fee waivers, if any	.77%	.74%	.68%	.70%	.72%I
Expenses net of all reductions	.77%	.72%	.68%	.68%	.71%I
Net investment income (loss)	.78%	1.13%	1.28%	1.09%	1.24%C,I
Supplemental Data
Net assets, end of period (000 omitted)	$45,835	$1,712	$2,772	$834	$524
Portfolio turnover rateJ	64%	91%	77%	98%	81%

 A For the period February 1, 2017 (commencement of sale of shares) through October 31, 2017.

 B Calculated based on average shares outstanding during the period.

 C Net investment income per share reflects one or more large, non-recurring dividend(s) which amounted to $.05 per share. Excluding such non-recurring dividend(s), the ratio of net investment income (loss) to average net assets would have been .97%.

 D The amount shown reflects reclassifications related to book to tax differences that were made in the year shown.

 E Total returns for periods of less than one year are not annualized.

 F Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

 G Fees and expenses of any underlying mutual funds or exchange-traded funds (ETFs) are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of these expenses. For additional expense information related to investments in Fidelity Central Funds, please refer to the "Investments in Fidelity Central Funds" note found in the Notes to Financial Statements section of the most recent Annual or Semi-Annual report.

 H Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed, waived, or reduced through arrangements with the investment adviser, brokerage services, or other offset arrangements, if applicable, and do not represent the amount paid by the class during periods when reimbursements, waivers or reductions occur.

 I Annualized

 J Amount does not include the portfolio activity of any underlying mutual funds or exchange-traded funds (ETFs).

See accompanying notes which are an integral part of the financial statements.

Notes to Financial Statements

For the period ended October 31, 2021

1. Organization.

Fidelity Advisor Value Fund (the Fund) is a fund of Fidelity Advisor Series I (the Trust) and is authorized to issue an unlimited number of shares. The Trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Massachusetts business trust. The Fund offers Class A, Class M, Class C, Class I and Class Z shares, each of which has equal rights as to assets and voting privileges. Each class has exclusive voting rights with respect to matters that affect that class. Effective June 21, 2021, Class C shares will automatically convert to Class A shares after a holding period of eight years from the initial date of purchase, with certain exceptions. Prior to June 21, 2021, Class C shares automatically converted to Class A shares after a holding period of ten years from the initial date of purchase, with certain exceptions.

2. Investments in Fidelity Central Funds.

Funds may invest in Fidelity Central Funds, which are open-end investment companies generally available only to other investment companies and accounts managed by the investment adviser and its affiliates. The Schedule of Investments lists any Fidelity Central Funds held as an investment as of period end, but does not include the underlying holdings of each Fidelity Central Fund. An investing fund indirectly bears its proportionate share of the expenses of the underlying Fidelity Central Funds.

Based on its investment objective, each Fidelity Central Fund may invest or participate in various investment vehicles or strategies that are similar to those of the investing fund. These strategies are consistent with the investment objectives of the investing fund and may involve certain economic risks which may cause a decline in value of each of the Fidelity Central Funds and thus a decline in the value of the investing fund.

Fidelity Central Fund	Investment Manager	Investment Objective	Investment Practices	Expense Ratio(a)
Fidelity Money Market Central Funds	Fidelity Management & Research Company LLC (FMR)	Each fund seeks to obtain a high level of current income consistent with the preservation of capital and liquidity.	Short-term Investments	Less than .005%

 (a) Expenses expressed as a percentage of average net assets and are as of each underlying Central Fund's most recent annual or semi-annual shareholder report.

A complete unaudited list of holdings for each Fidelity Central Fund is available upon request or at the Securities and Exchange Commission website at www.sec.gov. In addition, the financial statements of the Fidelity Central Funds which contain the significant accounting policies (including investment valuation policies) of those funds, and are not covered by the Report of Independent Registered Public Accounting Firm, are available on the Securities and Exchange Commission website or upon request.

3. Significant Accounting Policies.

The Fund is an investment company and applies the accounting and reporting guidance of the Financial Accounting Standards Board (FASB) Accounting Standards Codification Topic 946 Financial Services - Investment Companies. The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America (GAAP), which require management to make certain estimates and assumptions at the date of the financial statements. Actual results could differ from those estimates. Subsequent events, if any, through the date that the financial statements were issued have been evaluated in the preparation of the financial statements. The Fund's Schedule of Investments lists any underlying mutual funds or exchange-traded funds (ETFs) but does not include the underlying holdings of these funds. The following summarizes the significant accounting policies of the Fund:

Investment Valuation. Investments are valued as of 4:00 p.m. Eastern time on the last calendar day of the period. The Board of Trustees (the Board) has delegated the day to day responsibility for the valuation of the Fund's investments to the Fair Value Committee (the Committee) established by the Fund's investment adviser. In accordance with valuation policies and procedures approved by the Board, the Fund attempts to obtain prices from one or more third party pricing vendors or brokers to value its investments. When current market prices, quotations or currency exchange rates are not readily available or reliable, investments will be fair valued in good faith by the Committee, in accordance with procedures adopted by the Board. Factors used in determining fair value vary by investment type and may include market or investment specific events, changes in interest rates and credit quality. The frequency with which these procedures are used cannot be predicted and they may be utilized to a significant extent. The Committee oversees the Fund's valuation policies and procedures and reports to the Board on the Committee's activities and fair value determinations. The Board monitors the appropriateness of the procedures used in valuing the Fund's investments and ratifies the fair value determinations of the Committee.

The Fund categorizes the inputs to valuation techniques used to value its investments into a disclosure hierarchy consisting of three levels as shown below:

  Level 1 – quoted prices in active markets for identical investments
  Level 2 – other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, etc.)
  Level 3 – unobservable inputs (including the Fund's own assumptions based on the best information available)

Valuation techniques used to value the Fund's investments by major category are as follows:

Equity securities, including restricted securities, for which market quotations are readily available, are valued at the last reported sale price or official closing price as reported by a third party pricing vendor on the primary market or exchange on which they are traded and are categorized as Level 1 in the hierarchy. In the event there were no sales during the day or closing prices are not available, securities are valued at the last quoted bid price or may be valued using the last available price and are generally categorized as Level 2 in the hierarchy. For foreign equity securities, when market or security specific events arise, comparisons to the valuation of American Depositary Receipts (ADRs), futures contracts, Exchange-Traded Funds (ETFs) and certain indexes as well as quoted prices for similar securities may be used and would be categorized as Level 2 in the hierarchy. For equity securities, including restricted securities, where observable inputs are limited, assumptions about market activity and risk are used and these securities may be categorized as Level 3 in the hierarchy.

Debt securities, including restricted securities, are valued based on evaluated prices received from third party pricing vendors or from brokers who make markets in such securities. U.S. government and government agency obligations are valued by pricing vendors who utilize matrix pricing which considers yield or price of bonds of comparable quality, coupon, maturity and type or by broker-supplied prices. When independent prices are unavailable or unreliable, debt securities may be valued utilizing pricing methodologies which consider similar factors that would be used by third party pricing vendors. Debt securities are generally categorized as Level 2 in the hierarchy but may be Level 3 depending on the circumstances.

Futures contracts are valued at the settlement price established each day by the board of trade or exchange on which they are traded and are categorized as Level 1 in the hierarchy. Investments in open-end mutual funds, including the Fidelity Central Funds, are valued at their closing net asset value (NAV) each business day and are categorized as Level 1 in the hierarchy.

Changes in valuation techniques may result in transfers in or out of an assigned level within the disclosure hierarchy. The aggregate value of investments by input level as of October 31, 2021 is included at the end of the Fund's Schedule of Investments.

Foreign Currency. Certain Funds may use foreign currency contracts to facilitate transactions in foreign-denominated securities. Gains and losses from these transactions may arise from changes in the value of the foreign currency or if the counterparties do not perform under the contracts' terms.

Foreign-denominated assets, including investment securities, and liabilities are translated into U.S. dollars at the exchange rates at period end. Purchases and sales of investment securities, income and dividends received, and expenses denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the transaction date.

The effects of exchange rate fluctuations on investments are included with the net realized and unrealized gain (loss) on investment securities. Other foreign currency transactions resulting in realized and unrealized gain (loss) are disclosed separately.

Investment Transactions and Income. For financial reporting purposes, the Fund's investment holdings and NAV include trades executed through the end of the last business day of the period. The NAV per share for processing shareholder transactions is calculated as of the close of business of the New York Stock Exchange (NYSE), normally 4:00 p.m. Eastern time and includes trades executed through the end of the prior business day. Gains and losses on securities sold are determined on the basis of identified cost and include proceeds received from litigation. Commissions paid to certain brokers with whom the investment adviser, or its affiliates, places trades on behalf of a fund include an amount in addition to trade execution, which may be rebated back to a fund. Any such rebates are included in net realized gain (loss) on investments in the Statement of Operations. Dividend income is recorded on the ex-dividend date, except for certain dividends from foreign securities where the ex-dividend date may have passed, which are recorded as soon as the Fund is informed of the ex-dividend date. Non-cash dividends included in dividend income, if any, are recorded at the fair market value of the securities received. Income and capital gain distributions from Fidelity Central Funds, if any, are recorded on the ex-dividend date. Certain distributions received by the Fund represent a return of capital or capital gain. The Fund determines the components of these distributions subsequent to the ex-dividend date, based upon receipt of tax filings or other correspondence relating to the underlying investment. These distributions are recorded as a reduction of cost of investments and/or as a realized gain. Interest income is accrued as earned and includes coupon interest and amortization of premium and accretion of discount on debt securities as applicable. A non-recurring dividend with a payable date of October 29, 2021 and an ex-date of November 1, 2021 is presented in the Statement of Assets and Liabilities as "Deferred dividend income". Investment income is recorded net of foreign taxes withheld where recovery of such taxes is uncertain. Funds may file withholding tax reclaims in certain jurisdictions to recover a portion of amounts previously withheld. Any withholding tax reclaims income is included in the Statement of Operations in dividends. Any receivables for withholding tax reclaims are included in the Statement of Assets and Liabilities in dividends receivable.

Class Allocations and Expenses. Investment income, realized and unrealized capital gains and losses, common expenses of a fund, and certain fund-level expense reductions, if any, are allocated daily on a pro-rata basis to each class based on the relative net assets of each class to the total net assets of a fund. Each class differs with respect to transfer agent and distribution and service plan fees incurred, as applicable. Certain expense reductions may also differ by class, if applicable. For the reporting period, the allocated portion of income and expenses to each class as a percent of its average net assets may vary due to the timing of recording these transactions in relation to fluctuating net assets of the classes. Expenses directly attributable to a fund are charged to that fund. Expenses attributable to more than one fund are allocated among the respective funds on the basis of relative net assets or other appropriate methods. Expenses included in the accompanying financial statements reflect the expenses of that fund and do not include any expenses associated with any underlying mutual funds or exchange-traded funds. Although not included in a fund's expenses, a fund indirectly bears its proportionate share of these expenses through the net asset value of each underlying mutual fund or exchange-traded fund. Expense estimates are accrued in the period to which they relate and adjustments are made when actual amounts are known.

Income Tax Information and Distributions to Shareholders. Each year, the Fund intends to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code, including distributing substantially all of its taxable income and realized gains. As a result, no provision for U.S. Federal income taxes is required. As of October 31, 2021, the Fund did not have any unrecognized tax benefits in the financial statements; nor is the Fund aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months. The Fund files a U.S. federal tax return, in addition to state and local tax returns as required. The Fund's federal income tax returns are subject to examination by the Internal Revenue Service (IRS) for a period of three fiscal years after they are filed. State and local tax returns may be subject to examination for an additional fiscal year depending on the jurisdiction. Foreign taxes are provided for based on the Fund's understanding of the tax rules and rates that exist in the foreign markets in which it invests.

Distributions are declared and recorded on the ex-dividend date. Income and capital gain distributions are declared separately for each class. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP. In addition, the fund claimed a portion of the payment made to redeeming shareholders as a distribution for income tax purposes.

Capital accounts within the financial statements are adjusted for permanent book-tax differences. These adjustments have no impact on net assets or the results of operations. Capital accounts are not adjusted for temporary book-tax differences which will reverse in a subsequent period.

Book-tax differences are primarily due to futures contracts, foreign currency transactions, passive foreign investment companies (PFIC), capital loss carryforwards, partnerships and losses deferred due to wash sales.

As of period end, the cost and unrealized appreciation (depreciation) in securities, and derivatives if applicable, for federal income tax purposes were as follows:

Gross unrealized appreciation	$49,165,215
Gross unrealized depreciation	(8,390,143)
Net unrealized appreciation (depreciation)	$40,775,072
Tax Cost	$253,695,347

The tax-based components of distributable earnings as of period end were as follows:

Undistributed ordinary income	$6,015,233
Undistributed long-term capital gain	$5,800,785
Net unrealized appreciation (depreciation) on securities and other investments	$40,775,129

The tax character of distributions paid was as follows:

	October 31, 2021	October 31, 2020
Ordinary Income	$341,676	$ 555,930
Long-term Capital Gains	–	1,998,468
Total	$341,676	$ 2,554,398

Restricted Securities (including Private Placements). Funds may invest in securities that are subject to legal or contractual restrictions on resale. These securities generally may be resold in transactions exempt from registration or to the public if the securities are registered. Disposal of these securities may involve time-consuming negotiations and expense, and prompt sale at an acceptable price may be difficult. Information regarding restricted securities held at period end is included at the end of the Schedule of Investments, if applicable.

4. Derivative Instruments.

Risk Exposures and the Use of Derivative Instruments. The Fund's investment objective allows the Fund to enter into various types of derivative contracts, including futures contracts. Derivatives are investments whose value is primarily derived from underlying assets, indices or reference rates and may be transacted on an exchange or over-the-counter (OTC). Derivatives may involve a future commitment to buy or sell a specified asset based on specified terms, to exchange future cash flows at periodic intervals based on a notional principal amount, or for one party to make one or more payments upon the occurrence of specified events in exchange for periodic payments from the other party.

The Fund used derivatives to increase returns and to manage exposure to certain risks as defined below. The success of any strategy involving derivatives depends on analysis of numerous economic factors, and if the strategies for investment do not work as intended, the Fund may not achieve its objectives.

The Fund's use of derivatives increased or decreased its exposure to the following risk:

Equity Risk	Equity risk relates to the fluctuations in the value of financial instruments as a result of changes in market prices (other than those arising from interest rate risk or foreign exchange risk), whether caused by factors specific to an individual investment, its issuer, or all factors affecting all instruments traded in a market or market segment.

The Fund is also exposed to additional risks from investing in derivatives, such as liquidity risk and counterparty credit risk. Liquidity risk is the risk that the Fund will be unable to close out the derivative in the open market in a timely manner. Counterparty credit risk is the risk that the counterparty will not be able to fulfill its obligation to the Fund. Counterparty credit risk related to exchange-traded futures contracts may be mitigated by the protection provided by the exchange on which they trade.

Investing in derivatives may involve greater risks than investing in the underlying assets directly and, to varying degrees, may involve risk of loss in excess of any initial investment and collateral received and amounts recognized in the Statement of Assets and Liabilities. In addition, there may be the risk that the change in value of the derivative contract does not correspond to the change in value of the underlying instrument.

Futures Contracts. A futures contract is an agreement between two parties to buy or sell a specified underlying instrument for a fixed price at a specified future date. The Fund used futures contracts to manage its exposure to the stock market.

Upon entering into a futures contract, a fund is required to deposit either cash or securities (initial margin) with a clearing broker in an amount equal to a certain percentage of the face value of the contract. Futures contracts are marked-to-market daily and subsequent daily payments (variation margin) are made or received by a fund depending on the daily fluctuations in the value of the futures contracts and are recorded as unrealized appreciation or (depreciation). This receivable and/or payable, if any, is included in daily variation margin on futures contracts in the Statement of Assets and Liabilities. Realized gain or (loss) is recorded upon the expiration or closing of a futures contract. The net realized gain (loss) and change in net unrealized appreciation (depreciation) on futures contracts during the period is presented in the Statement of Operations.

Any open futures contracts at period end are presented in the Schedule of Investments under the caption "Futures Contracts". The notional amount at value reflects each contract's exposure to the underlying instrument or index at period end and is representative of volume of activity during the period. Securities deposited to meet initial margin requirements are identified in the Schedule of Investments.

5. Purchases and Sales of Investments.

Purchases and sales of securities, other than short-term securities and in-kind transactions, as applicable, are noted in the table below.

	Purchases ($)	Sales ($)
Fidelity Advisor Value Fund	270,161,475	110,284,629

6. Fees and Other Transactions with Affiliates.

Management Fee. Fidelity Management & Research Company LLC (the investment adviser) and its affiliates provide the Fund with investment management related services for which the Fund pays a monthly management fee. The management fee is the sum of an individual fund fee rate that is based on an annual rate of .30% of the Fund's average net assets and an annualized group fee rate that averaged .23% during the period. The group fee rate is based upon the monthly average net assets of a group of registered investment companies with which the investment adviser has management contracts. The group fee rate decreases as assets under management increase and increases as assets under management decrease. In addition, the management fee is subject to a performance adjustment (up to a maximum of +/.20 % of the Fund's average net assets over a 36 month performance period). The upward or downward adjustment to the management fee is based on the relative investment performance of Class I of the Fund as compared to its benchmark index, the Russell Midcap Value Index, over the same 36 month performance period. For the reporting period, the total annual management fee rate, including the performance adjustment, was .60% of the Fund's average net assets. The performance adjustment included in the management fee rate may be higher or lower than the maximum performance adjustment rate due to the difference between the average net assets for the reporting and performance periods.

Distribution and Service Plan Fees. In accordance with Rule 12b-1 of the 1940 Act, the Fund has adopted separate Distribution and Service Plans for each class of shares. Certain classes pay Fidelity Distributors Company LLC (FDC), an affiliate of the investment adviser, separate Distribution and Service Fees, each of which is based on an annual percentage of each class' average net assets. In addition, FDC may pay financial intermediaries for selling shares of the Fund and providing shareholder support services. For the period, the Distribution and Service Fee rates, total fees and amounts retained by FDC were as follows:

	Distribution Fee	Service Fee	Total Fees	Retained by FDC
Class A	-%	.25%	$184,971	$4,475
Class M	.25%	.25%	101,972	633
Class C	.75%	.25%	115,297	24,589
			$402,240	$29,697

Sales Load. FDC may receive a front-end sales charge of up to 5.75% for selling Class A shares and 3.50% for selling Class M shares, some of which is paid to financial intermediaries for selling shares of the Fund. Depending on the holding period, FDC may receive contingent deferred sales charges levied on Class A, Class M and Class C redemptions. The deferred sales charges are 1.00% for Class C shares, 1.00% for certain purchases of Class A shares and .25% for certain purchases of Class M shares.

For the period, sales charge amounts retained by FDC were as follows:

Retained by FDC
Class A	$43,821
Class M	1,917
Class C(a)	1,432
$47,170

 (a) When Class C shares are initially sold, FDC pays commissions from its own resources to financial intermediaries through which the sales are made.

Transfer Agent Fees. Fidelity Investments Institutional Operations Company LLC (FIIOC), an affiliate of the investment adviser, is the transfer, dividend disbursing and shareholder servicing agent for each class of the Fund. FIIOC receives account fees and asset-based fees that vary according to the account size and type of account of the shareholders of the respective classes of the Fund, except for Class Z. FIIOC receives an asset-based fee of Class Z's average net assets. FIIOC pays for typesetting, printing and mailing of shareholder reports, except proxy statements.

For the period, transfer agent fees for each class were as follows:

	Amount	% of Class-Level Average Net Assets
Class A	$138,432.19
Class M	39,186.19
Class C	27,223.24
Class I	101,749.19
Class Z	8,490.04
	$315,080

Accounting Fees. Fidelity Service Company, Inc. (FSC), an affiliate of the investment adviser, maintains the Fund's accounting records. The accounting fee is based on the level of average net assets for each month. For the period, the fees were equivalent to the following annual rates:

% of Average Net Assets
Fidelity Advisor Value Fund	.04

Brokerage Commissions. A portion of portfolio transactions were placed with brokerage firms which are affiliates of the investment adviser. Brokerage commissions are included in net realized gain (loss) and change in net unrealized appreciation (depreciation) in the Statement of Operations. The commissions paid to these affiliated firms were as follows:

Amount
Fidelity Advisor Value Fund	$4,971

Interfund Trades. Funds may purchase from or sell securities to other Fidelity Funds under procedures adopted by the Board. The procedures have been designed to ensure these interfund trades are executed in accordance with Rule 17a-7 of the 1940 Act. Any interfund trades are included within the respective purchases and sales amounts shown in the Purchases and Sales of Investments note. Interfund trades during the period are noted in the table below.

	Purchases ($)	Sales ($)	Realized Gain (Loss) ($)
Fidelity Advisor Value Fund	16,913,233	9,042,553	1,254,667

Other. During the period, the investment adviser reimbursed the Fund for certain losses as follows:

Amount ($)
Fidelity Advisor Value Fund	2,811

7. Committed Line of Credit.

Certain Funds participate with other funds managed by the investment adviser or an affiliate in a $4.25 billion credit facility (the "line of credit") to be utilized for temporary or emergency purposes to fund shareholder redemptions or for other short-term liquidity purposes. The participating funds have agreed to pay commitment fees on their pro-rata portion of the line of credit, which are reflected in Miscellaneous expenses on the Statement of Operations, and are listed below. During the period, there were no borrowings on this line of credit.

Amount
Fidelity Advisor Value Fund	$278

8. Security Lending.

Funds lend portfolio securities from time to time in order to earn additional income. Lending agents are used, including National Financial Services (NFS), an affiliate of the investment adviser. Pursuant to a securities lending agreement, NFS will receive a fee, which is capped at 9.9% of a fund's daily lending revenue, for its services as lending agent. A fund may lend securities to certain qualified borrowers, including NFS. On the settlement date of the loan, a fund receives collateral (in the form of U.S. Treasury obligations, letters of credit and/or cash) against the loaned securities and maintains collateral in an amount not less than 100% of the market value of the loaned securities during the period of the loan. The market value of the loaned securities is determined at the close of business of a fund and any additional required collateral is delivered to a fund on the next business day. A fund or borrower may terminate the loan at any time, and if the borrower defaults on its obligation to return the securities loaned because of insolvency or other reasons, a fund may apply collateral received from the borrower against the obligation. A fund may experience delays and costs in recovering the securities loaned. Any cash collateral received is invested in the Fidelity Securities Lending Cash Central Fund. Any loaned securities are identified as such in the Schedule of Investments, and the value of loaned securities and cash collateral at period end, as applicable, are presented in the Statement of Assets and Liabilities. Security lending income represents the income earned on investing cash collateral, less rebates paid to borrowers and any lending agent fees associated with the loan, plus any premium payments received for lending certain types of securities. Security lending income is presented in the Statement of Operations as a component of income from Fidelity Central Funds. Affiliated security lending activity, if any, was as follows:

	Total Security Lending Fees Paid to NFS	Security Lending Income From Securities Loaned to NFS	Value of Securities Loaned to NFS at Period End
Fidelity Advisor Value Fund	$306	$–	$–

9. Expense Reductions.

The investment adviser contractually agreed to reimburse expenses of each class to the extent annual operating expenses exceeded certain levels of class-level average net assets as noted in the table below. This reimbursement will remain in place through February 28, 2023. Some expenses, for example the compensation of the independent Trustees, are excluded from this reimbursement.

The following classes were in reimbursement during the period:

	Expense Limitations	Reimbursement
Class A	1.25%/1.15%(a)	$7,830
Class M	1.50%/1.40%(a)	4,498
Class C	2.00%/1.90%(a)	5,415
Class I	1.00%/.90%(a)	317
Class Z	.85%/.75%(a)	299
		$18,359

 (a) Expense limitation effective June 1, 2021.

Through arrangements with the Fund's custodian, credits realized as a result of certain uninvested cash balances were used to reduce the Fund's expenses. During the period, custodian credits reduced the Fund's expenses by $47.

In addition, during the period the investment adviser or an affiliate reimbursed and/or waived a portion of fund-level operating expenses in the amount of $3,433.

10. Distributions to Shareholders.

Distributions to shareholders of each class were as follows:

	Year ended October 31, 2021	Year ended October 31, 2020
Fidelity Advisor Value Fund
Distributions to shareholders
Class A	$205,317	$1,407,110
Class M	37,814	441,360
Class C	–	225,413
Class I	82,464	382,996
Class Z	16,081	97,519
Total	$341,676	$2,554,398

11. Share Transactions.

Share transactions for each class were as follows and may contain in-kind transactions, automatic conversions between classes or exchanges between affiliated funds:

	Shares	Shares	Dollars	Dollars
	Year ended October 31, 2021	Year ended October 31, 2020	Year ended October 31, 2021	Year ended October 31, 2020
Fidelity Advisor Value Fund
Class A
Shares sold	2,070,465	347,029	$62,720,288	$6,566,986
Reinvestment of distributions	7,842	60,940	197,382	1,391,873
Shares redeemed	(857,494)	(744,981)	(26,539,566)	(15,016,862)
Net increase (decrease)	1,220,813	(337,012)	$36,378,104	$(7,058,003)
Class M
Shares sold	187,721	46,196	$5,657,125	$920,687
Reinvestment of distributions	1,499	19,233	37,347	435,041
Shares redeemed	(117,261)	(109,820)	(3,525,533)	(2,209,353)
Net increase (decrease)	71,959	(44,391)	$2,168,939	$(853,625)
Class C
Shares sold	340,728	46,804	$10,132,951	$891,045
Reinvestment of distributions	–	10,313	–	223,175
Shares redeemed	(170,743)	(141,971)	(5,054,858)	(2,619,015)
Net increase (decrease)	169,985	(84,854)	$5,078,093	$(1,504,795)
Class I
Shares sold	3,424,750	99,459	$108,609,348	$1,957,201
Reinvestment of distributions	3,071	15,576	78,075	359,033
Shares redeemed	(782,774)	(174,530)	(25,258,770)	(3,507,667)
Net increase (decrease)	2,645,047	(59,495)	$83,428,653	$(1,191,433)
Class Z
Shares sold	1,636,399	41,585	$52,739,816	$709,797
Reinvestment of distributions	481	3,989	12,215	91,779
Shares redeemed	(370,213)	(84,744)	(11,945,699)	(1,397,577)
Net increase (decrease)	1,266,667	(39,170)	$40,806,332	$(596,001)

12. Other.

Fund's organizational documents provide former and current trustees and officers with a limited indemnification against liabilities arising in connection with the performance of their duties to the fund. In the normal course of business, the fund may also enter into contracts that provide general indemnifications. The fund's maximum exposure under these arrangements is unknown as this would be dependent on future claims that may be made against the fund. The risk of material loss from such claims is considered remote.

13. Coronavirus (COVID-19) Pandemic.

An outbreak of COVID-19 first detected in China during December 2019 has since spread globally and was declared a pandemic by the World Health Organization during March 2020. Developments that disrupt global economies and financial markets, such as the COVID-19 pandemic, may magnify factors that affect the Fund's performance.

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of Fidelity Advisor Series I and Shareholders of Fidelity Advisor Value Fund

Opinion on the Financial Statements and Financial Highlights

We have audited the accompanying statement of assets and liabilities of Fidelity Advisor Value Fund (the "Fund"), a fund of Fidelity Advisor Series I, including the schedule of investments, as of October 31, 2021, the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended, the financial highlights for each of the five years in the period then ended, and the related notes. In our opinion, the financial statements and financial highlights present fairly, in all material respects, the financial position of the Fund as of October 31, 2021, and the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on the Fund's financial statements and financial highlights based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement, whether due to error or fraud. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. As part of our audits we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements and financial highlights, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements and financial highlights. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements and financial highlights. Our procedures included confirmation of securities owned as of October 31, 2021, by correspondence with the custodian and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

/s/ Deloitte & Touche LLP

Boston, Massachusetts

December 10, 2021

We have served as the auditor of one or more of the Fidelity investment companies since 1999.

Trustees and Officers

The Trustees, Members of the Advisory Board (if any), and officers of the trust and fund, as applicable, are listed below. The Board of Trustees governs the fund and is responsible for protecting the interests of shareholders. The Trustees are experienced executives who meet periodically throughout the year to oversee the fund's activities, review contractual arrangements with companies that provide services to the fund, oversee management of the risks associated with such activities and contractual arrangements, and review the fund's performance.  Each of the Trustees oversees 318 funds.

The Trustees hold office without limit in time except that (a) any Trustee may resign; (b) any Trustee may be removed by written instrument, signed by at least two-thirds of the number of Trustees prior to such removal; (c) any Trustee who requests to be retired or who has become incapacitated by illness or injury may be retired by written instrument signed by a majority of the other Trustees; and (d) any Trustee may be removed at any special meeting of shareholders by a two-thirds vote of the outstanding voting securities of the trust.  Each Trustee who is not an interested person (as defined in the 1940 Act) of the trust and the fund is referred to herein as an Independent Trustee.  Each Independent Trustee shall retire not later than the last day of the calendar year in which his or her 75th birthday occurs.  The Independent Trustees may waive this mandatory retirement age policy with respect to individual Trustees.  Officers and Advisory Board Members hold office without limit in time, except that any officer or Advisory Board Member may resign or may be removed by a vote of a majority of the Trustees at any regular meeting or any special meeting of the Trustees. Except as indicated, each individual has held the office shown or other offices in the same company for the past five years.

The fund’s Statement of Additional Information (SAI) includes more information about the Trustees. To request a free copy, call Fidelity at 1-877-208-0098.

Experience, Skills, Attributes, and Qualifications of the Trustees. The Governance and Nominating Committee has adopted a statement of policy that describes the experience, qualifications, attributes, and skills that are necessary and desirable for potential Independent Trustee candidates (Statement of Policy). The Board believes that each Trustee satisfied at the time he or she was initially elected or appointed a Trustee, and continues to satisfy, the standards contemplated by the Statement of Policy. The Governance and Nominating Committee also engages professional search firms to help identify potential Independent Trustee candidates who have the experience, qualifications, attributes, and skills consistent with the Statement of Policy. From time to time, additional criteria based on the composition and skills of the current Independent Trustees, as well as experience or skills that may be appropriate in light of future changes to board composition, business conditions, and regulatory or other developments, have also been considered by the professional search firms and the Governance and Nominating Committee. In addition, the Board takes into account the Trustees' commitment and participation in Board and committee meetings, as well as their leadership of standing and ad hoc committees throughout their tenure.

In determining that a particular Trustee was and continues to be qualified to serve as a Trustee, the Board has considered a variety of criteria, none of which, in isolation, was controlling. The Board believes that, collectively, the Trustees have balanced and diverse experience, qualifications, attributes, and skills, which allow the Board to operate effectively in governing the fund and protecting the interests of shareholders. Information about the specific experience, skills, attributes, and qualifications of each Trustee, which in each case led to the Board's conclusion that the Trustee should serve (or continue to serve) as a trustee of the fund, is provided below.

Board Structure and Oversight Function. Robert A. Lawrence is an interested person and currently serves as Acting Chairman. The Trustees have determined that an interested Chairman is appropriate and benefits shareholders because an interested Chairman has a personal and professional stake in the quality and continuity of services provided to the fund. Independent Trustees exercise their informed business judgment to appoint an individual of their choosing to serve as Chairman, regardless of whether the Trustee happens to be independent or a member of management. The Independent Trustees have determined that they can act independently and effectively without having an Independent Trustee serve as Chairman and that a key structural component for assuring that they are in a position to do so is for the Independent Trustees to constitute a substantial majority for the Board. The Independent Trustees also regularly meet in executive session. David M. Thomas serves as Lead Independent Trustee and as such (i) acts as a liaison between the Independent Trustees and management with respect to matters important to the Independent Trustees and (ii) with management prepares agendas for Board meetings.

Fidelity® funds are overseen by different Boards of Trustees. The fund's Board oversees Fidelity's high income and certain equity funds, and other Boards oversee Fidelity's investment-grade bond, money market, asset allocation, and other equity funds. The asset allocation funds may invest in Fidelity® funds overseen by the fund's Board. The use of separate Boards, each with its own committee structure, allows the Trustees of each group of Fidelity® funds to focus on the unique issues of the funds they oversee, including common research, investment, and operational issues. On occasion, the separate Boards establish joint committees to address issues of overlapping consequences for the Fidelity® funds overseen by each Board.

The Trustees operate using a system of committees to facilitate the timely and efficient consideration of all matters of importance to the Trustees, the fund, and fund shareholders and to facilitate compliance with legal and regulatory requirements and oversight of the fund's activities and associated risks.  The Board, acting through its committees, has charged FMR and its affiliates with (i) identifying events or circumstances the occurrence of which could have demonstrably adverse effects on the fund's business and/or reputation; (ii) implementing processes and controls to lessen the possibility that such events or circumstances occur or to mitigate the effects of such events or circumstances if they do occur; and (iii) creating and maintaining a system designed to evaluate continuously business and market conditions in order to facilitate the identification and implementation processes described in (i) and (ii) above.  Because the day-to-day operations and activities of the fund are carried out by or through FMR, its affiliates, and other service providers, the fund's exposure to risks is mitigated but not eliminated by the processes overseen by the Trustees.  While each of the Board's committees has responsibility for overseeing different aspects of the fund's activities, oversight is exercised primarily through the Operations, Audit, and Compliance Committees.  Appropriate personnel, including but not limited to the fund's Chief Compliance Officer (CCO), FMR's internal auditor, the independent accountants, the fund's Treasurer and portfolio management personnel, make periodic reports to the Board's committees, as appropriate, including an annual review of Fidelity's risk management program for the Fidelity® funds.  The responsibilities of each standing committee, including their oversight responsibilities, are described further under "Standing Committees of the Trustees."

Interested Trustees*:

Correspondence intended for a Trustee who is an interested person may be sent to Fidelity Investments, 245 Summer Street, Boston, Massachusetts 02210.

Name, Year of Birth; Principal Occupations and Other Relevant Experience+

Bettina Doulton (1964)

Year of Election or Appointment: 2020

Trustee

Ms. Doulton also serves as Trustee of other Fidelity® funds. Prior to her retirement, Ms. Doulton served in a variety of positions at Fidelity Investments, including as a managing director of research (2006-2007), portfolio manager to certain Fidelity® funds (1993-2005), equity analyst and portfolio assistant (1990-1993), and research assistant (1987-1990). Ms. Doulton currently owns and operates Phi Builders + Architects and Cellardoor Winery. Previously, Ms. Doulton served as a member of the Board of Brown Capital Management, LLC (2014-2018).

Robert A. Lawrence (1952)

Year of Election or Appointment: 2020

Trustee

Acting Chairman of the Board of Trustees

Mr. Lawrence also serves as Trustee of other funds. Previously, Mr. Lawrence served as a Member of the Advisory Board of certain funds. Prior to his retirement in 2008, Mr. Lawrence served as Vice President of certain Fidelity® funds (2006-2008), Senior Vice President, Head of High Income Division of Fidelity Management & Research Company (investment adviser firm, 2006-2008), and President of Fidelity Strategic Investments (investment adviser firm, 2002-2005).

 * Determined to be an “Interested Trustee” by virtue of, among other things, his or her affiliation with the trust or various entities under common control with FMR.

 + The information includes the Trustee's principal occupation during the last five years and other information relating to the experience, attributes, and skills relevant to the Trustee's qualifications to serve as a Trustee, which led to the conclusion that the Trustee should serve as a Trustee for the fund.

Independent Trustees:

Correspondence intended for an Independent Trustee may be sent to Fidelity Investments, P.O. Box 55235, Boston, Massachusetts 02205-5235.

Name, Year of Birth; Principal Occupations and Other Relevant Experience+

Thomas P. Bostick (1956)

Year of Election or Appointment: 2021

Trustee

Lieutenant General Bostick also serves as Trustee of other Fidelity® funds. Prior to his retirement, General Bostick (United States Army, Retired) held a variety of positions within the U.S. Army, including Commanding General and Chief of Engineers, U.S. Army Corps of Engineers (2012-2016) and Deputy Chief of Staff and Director of Human Resources, U.S. Army (2009-2012). General Bostick currently serves as a member of the Board and Finance and Governance Committees of CSX Corporation (transportation, 2020-present) and a member of the Board and Corporate Governance and Nominating Committee of Perma-Fix Environmental Services, Inc. (nuclear waste management, 2020-present). General Bostick serves as Chief Executive Officer of Bostick Global Strategies, LLC (consulting, 2016-present) and Managing Partner, Sustainability, of Ridge-Lane Limited Partners (strategic advisory and venture development, 2016-present). Previously, General Bostick served as a Member of the Advisory Board of certain Fidelity® funds (2021), President, Intrexon Bioengineering (2018-2020) and Chief Operating Officer (2017-2020) and Senior Vice President of the Environment Sector (2016-2017) of Intrexon Corporation (biopharmaceutical company).

Dennis J. Dirks (1948)

Year of Election or Appointment: 2005

Trustee

Mr. Dirks also serves as Trustee of other Fidelity® funds. Prior to his retirement in May 2003, Mr. Dirks served as Chief Operating Officer and as a member of the Board of The Depository Trust & Clearing Corporation (financial markets infrastructure), President, Chief Operating Officer and a member of the Board of The Depository Trust Company (DTC), President and a member of the Board of the National Securities Clearing Corporation (NSCC), Chief Executive Officer and a member of the Board of the Government Securities Clearing Corporation and Chief Executive Officer and a member of the Board of the Mortgage-Backed Securities Clearing Corporation. Mr. Dirks currently serves as a member of the Finance Committee (2016-present) and Board (2017-present) and is Treasurer (2018-present) of the Asolo Repertory Theatre.

Donald F. Donahue (1950)

Year of Election or Appointment: 2018

Trustee

Mr. Donahue also serves as Trustee of other Fidelity® funds. Mr. Donahue serves as President and Chief Executive Officer of Miranda Partners, LLC (risk consulting for the financial services industry, 2012-present). Previously, Mr. Donahue served as Chief Executive Officer (2006-2012), Chief Operating Officer (2003-2006) and Managing Director, Customer Marketing and Development (1999-2003) of The Depository Trust & Clearing Corporation (financial markets infrastructure). Mr. Donahue currently serves as a member (2007-present) and Co-Chairman (2016-present) of the Board of United Way of New York and a member of the Board of NYC Leadership Academy (2012-present). Mr. Donahue previously served as a member of the Advisory Board of certain Fidelity® funds (2015-2018).

Vicki L. Fuller (1957)

Year of Election or Appointment: 2020

Trustee

Ms. Fuller also serves as Trustee of other Fidelity® funds. Previously, Ms. Fuller served as a member of the Advisory Board of certain Fidelity® funds (2018-2020), Chief Investment Officer of the New York State Common Retirement Fund (2012-2018) and held a variety of positions at AllianceBernstein L.P. (global asset management, 1985-2012), including Managing Director (2006-2012) and Senior Vice President and Senior Portfolio Manager (2001-2006). Ms. Fuller currently serves as a member of the Board, Audit Committee and Nominating and Governance Committee of The Williams Companies, Inc. (natural gas infrastructure, 2018-present), as a member of the Board, Audit Committee and Nominating and Governance Committee of two Blackstone business development companies (2020-present) and as a member of the Board of Treliant, LLC (consulting, 2019-present).

Patricia L. Kampling (1959)

Year of Election or Appointment: 2020

Trustee

Ms. Kampling also serves as Trustee of other Fidelity® funds. Prior to her retirement, Ms. Kampling served as Chairman of the Board and Chief Executive Officer (2012-2019), President and Chief Operating Officer (2011-2012) and Executive Vice President and Chief Financial Officer (2010-2011) of Alliant Energy Corporation. Ms. Kampling currently serves as a member of the Board, Finance Committee and Governance, Compensation and Nominating Committee of Xcel Energy Inc. (utilities company, 2020-present) and as a member of the Board, Audit, Finance and Risk Committee and Safety, Environmental, Technology and Operations Committee of American Water Works Company, Inc. (utilities company, 2019-present). In addition, Ms. Kampling currently serves as a member of the Board of the Nature Conservancy, Wisconsin Chapter (2019-present). Previously, Ms. Kampling served as a Member of the Advisory Board of certain Fidelity® funds (2020), a member of the Board, Compensation Committee and Executive Committee and Chair of the Audit Committee of Briggs & Stratton Corporation (manufacturing, 2011-2021), a member of the Board of Interstate Power and Light Company (2012-2019) and Wisconsin Power and Light Company (2012-2019) (each a subsidiary of Alliant Energy Corporation) and as a member of the Board and Workforce Development Committee of the Business Roundtable (2018-2019).

Thomas A. Kennedy (1955)

Year of Election or Appointment: 2021

Trustee

Mr. Kennedy also serves as Trustee of other Fidelity® funds. Previously, Mr. Kennedy served as a Member of the Advisory Board of certain Fidelity® funds (2020) and held a variety of positions at Raytheon Company (aerospace and defense, 1983-2020), including Chairman and Chief Executive Officer (2014-2020) and Executive Vice President and Chief Operating Officer (2013-2014). Mr. Kennedy currently serves as Executive Chairman of the Board of Directors of Raytheon Technologies Corporation (aerospace and defense, 2020-present). He is also a member of the Rutgers School of Engineering Industry Advisory Board (2011-present) and a member of the UCLA Engineering Dean’s Executive Board (2016-present).

Oscar Munoz (1959)

Year of Election or Appointment: 2021

Trustee

Mr. Munoz also serves as Trustee of other Fidelity® funds. Prior to his retirement, Mr. Munoz served as Executive Chairman (2020-2021), Chief Executive Officer (2015-2020), President (2015-2016) and a member of the Board (2010-2021) of United Airlines Holdings, Inc. Mr. Munoz currently serves as a member of the Board of CBRE Group, Inc. (commercial real estate, 2020-present), a member of the Board of Univision Communications, Inc. (Hispanic media, 2020-present) and a member of the Advisory Board of Salesforce.com, Inc. (cloud-based software, 2020-present). Previously, Mr. Munoz served as a Member of the Advisory Board of certain Fidelity® funds (2021).

Garnett A. Smith (1947)

Year of Election or Appointment: 2018

Trustee

Mr. Smith also serves as Trustee of other Fidelity® funds. Prior to his retirement, Mr. Smith served as Chairman and Chief Executive Officer (1990-1997) and President (1986-1990) of Inbrand Corp. (manufacturer of personal absorbent products). Prior to his employment with Inbrand Corp., he was employed by a retail fabric chain and North Carolina National Bank (now Bank of America). Mr. Smith previously served as a member of the Advisory Board of certain Fidelity® funds (2012-2013).

David M. Thomas (1949)

Year of Election or Appointment: 2008

Trustee

Lead Independent Trustee

Mr. Thomas also serves as Trustee of other Fidelity® funds. Previously, Mr. Thomas served as Executive Chairman (2005-2006) and Chairman and Chief Executive Officer (2000-2005) of IMS Health, Inc. (pharmaceutical and healthcare information solutions). Mr. Thomas currently serves as a member of the Board of Fortune Brands Home and Security (home and security products, 2004-present) and Presiding Director (2013-present) of Interpublic Group of Companies, Inc. (marketing communication).

Susan Tomasky (1953)

Year of Election or Appointment: 2020

Trustee

Ms. Tomasky also serves as Trustee of other Fidelity® funds. Prior to her retirement, Ms. Tomasky served in various executive officer positions at American Electric Power Company, Inc. (1998-2011), including most recently as President of AEP Transmission (2007-2011). Ms. Tomasky currently serves as a member of the Board and Sustainability Committee and as Chair of the Audit Committee of Marathon Petroleum Corporation (2018-present) and as a member of the Board, Corporate Governance Committee and Organization and Compensation Committee and as Chair of the Audit Committee of Public Service Enterprise Group, Inc. (utilities company, 2012-present). In addition, Ms. Tomasky currently serves as a member (2009-present) and President (2020-present) of the Board of the Royal Shakespeare Company – America (2009-present), as a member of the Board of the Columbus Association for the Performing Arts (2011-present) and as a member of the Board and Investment Committee of Kenyon College (2016-present). Previously, Ms. Tomasky served as a Member of the Advisory Board of certain Fidelity® funds (2020), as a member of the Board of the Columbus Regional Airport Authority (2007-2020), as a member of the Board (2011-2018) and Lead Independent Director (2015-2018) of Andeavor Corporation (previously Tesoro Corporation) (independent oil refiner and marketer) and as a member of the Board of Summit Midstream Partners LP (energy, 2012-2018).

Michael E. Wiley (1950)

Year of Election or Appointment: 2018

Trustee

Mr. Wiley also serves as Trustee of other Fidelity® funds. Previously, Mr. Wiley served as a member of the Advisory Board of certain Fidelity® funds (2018-2020), Chairman, President and CEO of Baker Hughes, Inc. (oilfield services, 2000-2004). Mr. Wiley also previously served as a member of the Board of Andeavor Corporation (independent oil refiner and marketer, 2005-2018), a member of the Board of Andeavor Logistics LP (natural resources logistics, 2015-2018) and a member of the Board of High Point Resources (exploration and production, 2005-2020).

 + The information includes the Trustee's principal occupation during the last five years and other information relating to the experience, attributes, and skills relevant to the Trustee's qualifications to serve as a Trustee, which led to the conclusion that the Trustee should serve as a Trustee for the fund.

Advisory Board Members and Officers:

Correspondence intended for a Member of the Advisory Board (if any) may be sent to Fidelity Investments, P.O. Box 55235, Boston, Massachusetts 02205-5235.  Correspondence intended for an officer or Peter S. Lynch may be sent to Fidelity Investments, 245 Summer Street, Boston, Massachusetts 02210.  Officers appear below in alphabetical order.

Name, Year of Birth; Principal Occupation

Peter S. Lynch (1944)

Year of Election or Appointment: 2003

Member of the Advisory Board

Mr. Lynch also serves as a Member of the Advisory Board of other Fidelity® funds. Mr. Lynch is Vice Chairman and a Director of Fidelity Management & Research Company LLC (investment adviser firm). In addition, Mr. Lynch serves as a Trustee of Boston College and as the Chairman of the Inner-City Scholarship Fund. Previously, Mr. Lynch served as Vice Chairman and a Director of FMR Co., Inc. (investment adviser firm) and on the Special Olympics International Board of Directors (1997-2006).

Craig S. Brown (1977)

Year of Election or Appointment: 2019

Assistant Treasurer

Mr. Brown also serves as an officer of other funds. Mr. Brown serves as Assistant Treasurer of FIMM, LLC (2021-present) and is an employee of Fidelity Investments (2013-present).

John J. Burke III (1964)

Year of Election or Appointment: 2018

Chief Financial Officer

Mr. Burke also serves as Chief Financial Officer of other funds. Mr. Burke serves as Head of Investment Operations for Fidelity Fund and Investment Operations (2018-present) and is an employee of Fidelity Investments (1998-present). Previously Mr. Burke served as head of Asset Management Investment Operations (2012-2018).

William C. Coffey (1969)

Year of Election or Appointment: 2019

Assistant Secretary

Mr. Coffey also serves as Assistant Secretary of other funds. He is Senior Vice President and Deputy General Counsel of FMR LLC (diversified financial services company, 2010-present), and is an employee of Fidelity Investments. Previously, Mr. Coffey served as Secretary and CLO of certain funds (2018-2019); CLO, Secretary, and Senior Vice President of Fidelity Management & Research Company and FMR Co., Inc. (investment adviser firms, 2018-2019); Secretary of Fidelity SelectCo, LLC and Fidelity Investments Money Management, Inc. (investment adviser firms, 2018-2019); CLO of Fidelity Management & Research (Hong Kong) Limited, FMR Investment Management (UK) Limited, and Fidelity Management & Research (Japan) Limited (investment adviser firms, 2018-2019); and Assistant Secretary of certain funds (2009-2018).

Timothy M. Cohen (1969)

Year of Election or Appointment: 2018

Vice President

Mr. Cohen also serves as Vice President of other funds. Mr. Cohen serves as Co-Head of Equity (2018-present), a Director of Fidelity Management & Research (Japan) Limited (investment adviser firm, 2016-present), and is an employee of Fidelity Investments. Previously, Mr. Cohen served as Executive Vice President of Fidelity SelectCo, LLC (2019), Head of Global Equity Research (2016-2018), Chief Investment Officer - Equity and a Director of Fidelity Management & Research (U.K.) Inc. (investment adviser firm, 2013-2015) and as a Director of Fidelity Management & Research (Hong Kong) Limited (investment adviser firm, 2017).

Jonathan Davis (1968)

Year of Election or Appointment: 2010

Assistant Treasurer

Mr. Davis also serves as an officer of other funds. Mr. Davis serves as Assistant Treasurer of FIMM, LLC (2021-present), FMR Capital, Inc. (2017-present), FD Funds GP LLC (2021-present), FD Funds Holding LLC (2021-present), and FD Funds Management LLC (2021-present); and is an employee of Fidelity Investments. Previously, Mr. Davis served as Vice President and Associate General Counsel of FMR LLC (diversified financial services company, 2003-2010).

Laura M. Del Prato (1964)

Year of Election or Appointment: 2018

Assistant Treasurer

Ms. Del Prato also serves as an officer of other funds. Ms. Del Prato serves as Assistant Treasurer of FIMM, LLC (2021-present) and is an employee of Fidelity Investments (2017-present). Previously, Ms. Del Prato served as President and Treasurer of The North Carolina Capital Management Trust: Cash Portfolio and Term Portfolio (2018-2020). Prior to joining Fidelity Investments, Ms. Del Prato served as a Managing Director and Treasurer of the JPMorgan Mutual Funds (2014-2017). Prior to JPMorgan, Ms. Del Prato served as a partner at Cohen Fund Audit Services (accounting firm, 2012-2013) and KPMG LLP (accounting firm, 2004-2012).

Colm A. Hogan (1973)

Year of Election or Appointment: 2020

Assistant Treasurer

Mr. Hogan also serves as an officer of other funds. Mr. Hogan serves as Assistant Treasurer of FIMM, LLC (2021-present) and FMR Capital, Inc. (2017-present) and is an employee of Fidelity Investments (2005-present). Previously, Mr. Hogan served as Deputy Treasurer of certain Fidelity® funds (2016-2020) and Assistant Treasurer of certain Fidelity® funds (2016-2018).

Pamela R. Holding (1964)

Year of Election or Appointment: 2018

Vice President

Ms. Holding also serves as Vice President of other funds. Ms. Holding serves as Co-Head of Equity (2018-present) and is an employee of Fidelity Investments (2013-present). Previously, Ms. Holding served as Executive Vice President of Fidelity SelectCo, LLC (2019) and as Chief Investment Officer of Fidelity Institutional Asset Management (2013-2018).

Cynthia Lo Bessette (1969)

Year of Election or Appointment: 2019

Secretary and Chief Legal Officer (CLO)

Ms. Lo Bessette also serves as an officer of other funds. Ms. Lo Bessette serves as CLO, Secretary, and Senior Vice President of Fidelity Management & Research Company LLC (investment adviser firm, 2019-present); CLO of Fidelity Management & Research (Hong Kong) Limited, FMR Investment Management (UK) Limited, and Fidelity Management & Research (Japan) Limited (investment adviser firms, 2019-present); Secretary of FD Funds GP LLC (2021-present), FD Funds Holding LLC (2021-present), and FD Funds Management LLC (2021-present); and Assistant Secretary of FIMM, LLC (2019-present). She is a Senior Vice President and Deputy General Counsel of FMR LLC (diversified financial services company, 2019-present), and is an employee of Fidelity Investments. Previously, Ms. Lo Bessette served as CLO, Secretary, and Senior Vice President of FMR Co., Inc. (investment adviser firm, 2019); Secretary of Fidelity SelectCo, LLC and Fidelity Investments Money Management, Inc. (investment adviser firms, 2019). Prior to joining Fidelity Investments, Ms. Lo Bessette was Executive Vice President, General Counsel (2016-2019) and Senior Vice President, Deputy General Counsel (2015-2016) of OppenheimerFunds (investment management company) and Deputy Chief Legal Officer (2013-2015) of Jennison Associates LLC (investment adviser firm).

Chris Maher (1972)

Year of Election or Appointment: 2020

Deputy Treasurer

Mr. Maher also serves as an officer of other funds. Mr. Maher serves as Assistant Treasurer of FIMM, LLC (2021-present) and FMR Capital, Inc. (2017-present), and is an employee of Fidelity Investments (2008-present). Previously, Mr. Maher served as Assistant Treasurer of certain funds (2013-2020); Vice President of Asset Management Compliance (2013), Vice President of the Program Management Group of FMR (investment adviser firm, 2010-2013), and Vice President of Valuation Oversight (2008-2010).

Jason P. Pogorelec (1975)

Year of Election or Appointment: 2020

Chief Compliance Officer

Mr. Pogorelec also serves as Chief Compliance Officer of other funds. Mr. Pogorelec is a senior Vice President of Asset Management Compliance for Fidelity Investments and is an employee of Fidelity Investments (2006-present). Previously, Mr. Pogorelec served as Vice President, Associate General Counsel for Fidelity Investments (2010-2020) and Assistant Secretary of certain Fidelity funds (2015-2020).

Brett Segaloff (1972)

Year of Election or Appointment: 2021

Anti-Money Laundering (AML) Officer

Mr. Segaloff also serves as an AML Officer of other funds and other related entities. He is Director, Anti-Money Laundering (2007-present) of FMR LLC (diversified financial services company) and is an employee of Fidelity Investments (1996-present).

Stacie M. Smith (1974)

Year of Election or Appointment: 2016

President and Treasurer

Ms. Smith also serves as an officer of other funds. Ms. Smith serves as Assistant Treasurer of FIMM, LLC (2021-present) and FMR Capital, Inc. (2017-present), is an employee of Fidelity Investments (2009-present), and has served in other fund officer roles. Prior to joining Fidelity Investments, Ms. Smith served as Senior Audit Manager of Ernst & Young LLP (accounting firm, 1996-2009). Previously, Ms. Smith served as Assistant Treasurer (2013-2019) and Deputy Treasurer (2013-2016) of certain Fidelity® funds.

Jim Wegmann (1979)

Year of Election or Appointment: 2019

Assistant Treasurer

Mr. Wegmann also serves as an officer of other funds. Mr. Wegmann serves as Assistant Treasurer of FIMM, LLC (2021-present) and is an employee of Fidelity Investments (2011-present). Previously, Mr. Wegmann served as Assistant Treasurer of certain Fidelity® funds (2019-2021).

Shareholder Expense Example

As a shareholder, you incur two types of costs: (1) transaction costs, which may include sales charges (loads) on purchase payments or redemption proceeds, as applicable and (2) ongoing costs, which generally include management fees, distribution and/or service (12b-1) fees and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in a fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (May 1, 2021 to October 31, 2021).

Actual Expenses

The first line of the accompanying table provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000.00 (for example, an $8,600 account value divided by $1,000.00 = 8.6), then multiply the result by the number in the first line for a class/Fund under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period. If any fund is a shareholder of any underlying mutual funds or exchange-traded funds (ETFs) (the Underlying Funds), such fund indirectly bears its proportional share of the expenses of the Underlying Funds in addition to the direct expenses incurred presented in the table. These fees and expenses are not included in the annualized expense ratio used to calculate the expense estimate in the table below.

Hypothetical Example for Comparison Purposes

The second line of the accompanying table provides information about hypothetical account values and hypothetical expenses based on the actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. If any fund is a shareholder of any Underlying Funds, such fund indirectly bears its proportional share of the expenses of the Underlying Funds in addition to the direct expenses as presented in the table. These fees and expenses are not included in the annualized expense ratio used to calculate the expense estimate in the table below.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Annualized Expense Ratio-A	Beginning Account Value May 1, 2021	Ending Account Value October 31, 2021	Expenses Paid During Period-B May 1, 2021 to October 31, 2021
Fidelity Advisor Value Fund
Class A	1.17%
Actual		$1,000.00	$1,050.40	$6.05
Hypothetical-C		$1,000.00	$1,019.31	$5.96
Class M	1.42%
Actual		$1,000.00	$1,049.10	$7.33
Hypothetical-C		$1,000.00	$1,018.05	$7.22
Class C	1.94%
Actual		$1,000.00	$1,046.20	$10.01
Hypothetical-C		$1,000.00	$1,015.43	$9.86
Class I	.92%
Actual		$1,000.00	$1,051.70	$4.76
Hypothetical-C		$1,000.00	$1,020.57	$4.69
Class Z	.76%
Actual		$1,000.00	$1,052.70	$3.93
Hypothetical-C		$1,000.00	$1,021.37	$3.87

 A Annualized expense ratio reflects expenses net of applicable fee waivers.

 B Expenses are equal to the annualized expense ratio, multiplied by the average account value over the period, multiplied by 184/ 365 (to reflect the one-half year period). The fees and expenses of any Underlying Funds are not included in each annualized expense ratio.

 C 5% return per year before expenses

Distributions (Unaudited)

The Board of Trustees of Fidelity Advisor Value Fund voted to pay to shareholders of record at the opening of business on record date, the following distributions per share derived from capital gains realized from sales of portfolio securities, and dividends derived from net investment income:

	Pay Date	Record Date	Dividends	Capital Gains
Fidelity Advisor Value Fund
Class A	12/06/2021	12/03/2021	$0.162	$1.236
Class M	12/06/2021	12/03/2021	$0.072	$1.236
Class C	12/06/2021	12/03/2021	$0.000	$1.214
Class I	12/06/2021	12/03/2021	$0.249	$1.236
Class Z	12/06/2021	12/03/2021	$0.284	$1.236

The fund hereby designates as a capital gain dividend with respect to the taxable year ended October 31,2021, $5,800,785, or, if subsequently determined to be different, the net capital gain of such year.

Class A, Class M, Class I, and Class Z designate 100% of the dividend distributed during the fiscal year as qualifying for the dividends–received deduction for corporate shareholders.

Class A, Class M, Class I, and Class Z designate 100% of the dividend distributed during the fiscal year as amounts which may be taken into account as a dividend for purposes of the maximum rate under section 1(h)(11) of the Internal Revenue Code.

The fund will notify shareholders in January 2022 of amounts for use in preparing 2021 income tax returns.

Board Approval of Investment Advisory Contracts and Management Fees

Fidelity Advisor Value Fund

Each year, the Board of Trustees, including the Independent Trustees (together, the Board), votes on the renewal of the management contract with Fidelity Management & Research Company LLC (FMR) and the sub-advisory agreements (together, the Advisory Contracts) for the fund. FMR and the sub-advisers are referred to herein as the Investment Advisers. The Board, assisted by the advice of fund counsel and Independent Trustees' counsel, requests and considers a broad range of information relevant to the renewal of the Advisory Contracts throughout the year.

The Board meets regularly and, at each of its meetings, covers an extensive agenda of topics and materials and considers factors that are relevant to its annual consideration of the renewal of the fund's Advisory Contracts, including the services and support provided to the fund and its shareholders. The Board has established various standing committees (Committees), each composed of and chaired by Independent Trustees with varying backgrounds, to which the Board has assigned specific subject matter responsibilities in order to enhance effective decision-making by the Board. The Board, acting directly and through its Committees, requests and receives information concerning the annual consideration of the renewal of the fund's Advisory Contracts. The Board also meets as needed to review matters specifically related to the Board's annual consideration of the renewal of the Advisory Contracts. Members of the Board may also meet with trustees of other Fidelity funds through joint ad hoc committees to discuss certain matters relevant to all of the Fidelity funds.

At its May 2021 meeting, the Board unanimously determined to renew the fund's Advisory Contracts. In reaching its determination, the Board considered all factors it believed relevant, including (i) the nature, extent, and quality of the services provided to the fund and its shareholders (including the investment performance of the fund); (ii) the competitiveness of the fund's management fee and total expense ratio relative to peer funds; (iii) the total costs of the services provided by and the profits realized by Fidelity from its relationships with the fund; and (iv) the extent to which, if any, economies of scale exist and are realized as the fund grows, and whether any economies of scale are appropriately shared with fund shareholders.

In considering whether to renew the Advisory Contracts for the fund, the Board reached a determination, with the assistance of fund counsel and Independent Trustees' counsel and through the exercise of its business judgment, that the renewal of the Advisory Contracts was in the best interests of the fund and its shareholders and that the compensation payable under the Advisory Contracts was fair and reasonable. The Board's decision to renew the Advisory Contracts was not based on any single factor, but rather was based on a comprehensive consideration of all the information provided to the Board at its meetings throughout the year. The Board, in reaching its determination to renew the Advisory Contracts, was aware that shareholders of the fund have a broad range of investment choices available to them, including a wide choice among funds offered by Fidelity's competitors, and that the fund's shareholders, who have the opportunity to review and weigh the disclosure provided by the fund in its prospectus and other public disclosures, have chosen to invest in this fund, which is part of the Fidelity family of funds.

Nature, Extent, and Quality of Services Provided.  The Board considered Fidelity's staffing as it relates to the fund, including the backgrounds of investment personnel of Fidelity, and also considered the fund's investment objective, strategies, and related investment philosophy. The Independent Trustees also had discussions with senior management of Fidelity's investment operations and investment groups. The Board considered the structure of the investment personnel compensation program and whether this structure provides appropriate incentives to act in the best interests of the fund. Additionally, the Board considered the portfolio managers' investments, if any, in the funds that they manage.

Resources Dedicated to Investment Management and Support Services.  The Board and the Fund Oversight and Research Committees reviewed the general qualifications and capabilities of Fidelity's investment staff, including its size, education, experience, and resources, as well as Fidelity's approach to recruiting, training, managing, and compensating investment personnel. The Board noted that Fidelity has continued to increase the resources devoted to non-U.S. offices, including expansion of Fidelity's global investment organization. The Board also noted that Fidelity's analysts have extensive resources, tools and capabilities that allow them to conduct sophisticated quantitative and fundamental analysis, as well as credit analysis of issuers, counterparties and guarantors. Further, the Board considered that Fidelity's investment professionals have sufficient access to global information and data so as to provide competitive investment results over time, and that those professionals also have access to sophisticated tools that permit them to assess portfolio construction and risk and performance attribution characteristics continuously, as well as to transmit new information and research conclusions rapidly around the world. Additionally, in its deliberations, the Board considered Fidelity's trading, risk management, compliance, and technology and operations capabilities and resources, which are integral parts of the investment management process. The Board also considered Fidelity's investments in business continuity planning, and its success in continuously providing services to the fund notwithstanding the severe disruptions caused by the COVID-19 pandemic.

Shareholder and Administrative Services.  The Board considered (i) the nature, extent, quality, and cost of advisory, administrative, and shareholder services performed by the Investment Advisers and their affiliates under the Advisory Contracts and under separate agreements covering transfer agency, pricing and bookkeeping, and securities lending services for the fund; (ii) the nature and extent of the supervision of third party service providers, principally custodians, subcustodians, and pricing vendors; and (iii) the resources devoted to, and the record of compliance with, the fund's compliance policies and procedures. The Board also reviewed the allocation of fund brokerage, including allocations to brokers affiliated with the Investment Advisers, the use of brokerage commissions to pay fund expenses, and the use of "soft" commission dollars to pay for research services.

The Board noted that the growth of fund assets over time across the complex allows Fidelity to reinvest in the development of services designed to enhance the value and convenience of the Fidelity funds as investment vehicles. These services include 24-hour access to account information and market information over the Internet and through telephone representatives, investor education materials and asset allocation tools, and the expanded availability of Fidelity Investor Centers.

The Board noted that, in the past, it and the boards of certain other Fidelity funds had formed an ad hoc Committee on Transfer Agency Fees to review the variety of transfer agency fee structures throughout the industry and Fidelity's competitive positioning with respect to industry participants.

Investment in a Large Fund Family.  The Board considered the benefits to shareholders of investing in a Fidelity fund, including the benefits of investing in a fund that is part of a large family of funds offering a variety of investment disciplines and providing a large variety of mutual fund investor services. The Board noted that Fidelity had taken, or had made recommendations that resulted in the Fidelity funds taking, a number of actions over the previous year that benefited particular funds, including: (i) continuing to dedicate additional resources to Fidelity's investment research process, which includes meetings with management of issuers of securities in which the funds invest, and to the support of the senior management team that oversees asset management; (ii) continuing efforts to enhance Fidelity's global research capabilities; (iii) launching new funds and ETFs with innovative structures, strategies and pricing and making other enhancements to meet client needs; (iv) launching new share classes of existing funds; (v) eliminating purchase minimums and broadening eligibility requirements for certain funds and share classes; (vi) approving the reduction in the holding period for the Class C to Class A conversion policy; (vii) reducing management fees and total expenses for certain target date funds and classes and index funds; (viii) lowering expenses for certain existing funds and classes by implementing or lowering expense caps; (ix) rationalizing product lines and gaining increased efficiencies from fund mergers, liquidations, and share class consolidations; (x) continuing to develop, acquire and implement systems and technology to improve services to the funds and shareholders, strengthen information security, and increase efficiency; and (xi) continuing to implement enhancements to further strengthen Fidelity's product line to increase investors' probability of success in achieving their investment goals, including retirement income goals.

Investment Performance.  The Board considered whether the fund has operated in accordance with its investment objective, as well as its record of compliance with its investment restrictions and its performance history. The Board noted that there were portfolio management changes for the fund in April 2018 and June 2018. The Board will continue to monitor closely the fund's performance, taking into account the portfolio management changes.

The Board took into account discussions that occur at Board meetings throughout the year with representatives of the Investment Advisers about fund investment performance. In this regard the Board noted that as part of regularly scheduled fund reviews and other reports to the Board on fund performance, the Board considers annualized return information for the fund for different time periods, measured against an appropriate securities market index (benchmark index) and an appropriate peer group of funds with similar objectives (peer group). In its evaluation of fund investment performance, the Board gave particular attention to information indicating changes in performance of certain Fidelity funds for specific time periods and discussed with the Investment Advisers the reasons for any overperformance or underperformance.

In addition to reviewing absolute and relative fund performance, the Independent Trustees periodically consider the appropriateness of fund performance metrics in evaluating the results achieved. In general, the Independent Trustees believe that fund performance should be evaluated based on net performance (after fees and expenses) of both the highest performing and lowest performing fund share classes, where applicable, compared to appropriate benchmark indices, over appropriate time periods that may include full market cycles, and compared to peer groups, as applicable, over the same periods, taking into account relevant factors including the following: general market conditions; issuer-specific information; and fund cash flows and other factors.

The Independent Trustees recognize that shareholders evaluate performance on a net basis over their own holding periods, for which one-, three-, and five-year periods are often used as a proxy. For this reason, the performance information reviewed by the Board also included net cumulative total return information for the fund and an appropriate benchmark index and peer group for the most recent one-, three-, and five-year periods ended September 30, 2020, as shown below. Returns are shown compared to the 25th percentile (top of box, 75% beaten) and 75th percentile (bottom of box, 25% beaten) of the peer universe.

Fidelity Advisor Value Fund

2020 Total Return % vs. Morningstar Mid-Cap Value and Russell Midcap Value:

75% beaten
25% beaten
Benchmark
Class I
Class C
-6.00
-8.00
-10.00
-12.00
-14.00
-6.79
-7.30
-7.84
-7.20
-13.37
5.0
0.0
-5.0
-10.0
2.5
2.1
-3.6
-6.8
-8.4
40.0
35.0
30.0
25.0
20.0
15.0
36.2
35.0
25.3
18.6
19.3
1 Year
3 Year
5 Year

% Beaten

	1 Year	3 Year	5 Year
Class A	74%	42%	32%
Class C	67%	26%	19%
Class I	76%	47%	37%
Class M	71%	36%	29%
Class Z	78%	49%	-

The Board also considered that the fund's management fee is subject to upward or downward adjustment depending upon whether, and to what extent, the fund's investment performance for the performance period (a rolling 36-month period) exceeds, or is exceeded by, a securities index, thus leading to a performance adjustment for the same period. The Board noted that the performance adjustment provides FMR with a strong economic incentive to seek to achieve superior long-term performance for the fund's shareholders and helps to more closely align the interests of FMR and the shareholders of the fund.

Based on its review, the Board concluded that the nature, extent, and quality of services provided to the fund under the Advisory Contracts should continue to benefit the shareholders of the fund.

Competitiveness of Management Fee and Total Expense Ratio.  The Board considered the fund's management fee and total expense ratio compared to "mapped groups" of competitive funds and classes created for the purpose of facilitating the Trustees' competitive analysis of management fees and total expenses. Fidelity creates "mapped groups" by combining similar Lipper investment objective categories that have comparable investment mandates. Combining Lipper investment objective categories aids the Board's management fee and total expense ratio comparisons by broadening the competitive group used for comparison.

Management Fee.  The Board considered two proprietary management fee comparisons for the 12-month periods ended September 30 (June 30 for periods ended 2019 and 2018 and December 31 for periods prior to 2018) shown in basis points (BP) in the chart below. The group of Lipper funds used by the Board for management fee comparisons is referred to below as the "Total Mapped Group." The Total Mapped Group comparison focuses on a fund's standing in terms of gross management fees before expense reimbursements or caps, and without giving effect to the fund's performance adjustment, relative to the total universe of funds with comparable investment mandates, regardless of whether their management fee structures also are comparable. Funds with comparable investment mandates offer exposure to similar types of securities. Funds with comparable management fee structures have similar management fee contractual arrangements (e.g., flat rate charged for advisory services, all-inclusive fee rate, etc.). "TMG %" represents the percentage of funds in the Total Mapped Group that had management fees that were lower than the fund's. For example, a hypothetical TMG % of 20% would mean that 80% of the funds in the Total Mapped Group had higher, and 20% had lower, management fees than the fund. The fund's actual TMG %s and the number of funds in the Total Mapped Group are in the chart below. The "Asset-Sized Peer Group" (ASPG) comparison focuses on a fund's standing relative to a subset of non-Fidelity funds within the Total Mapped Group that are similar in size and management fee structure without taking into account performance adjustments, if any. For example, if a fund is in the first quartile of the ASPG, the fund's management fee ranks in the least expensive or lowest 25% of funds in the ASPG. The ASPG represents at least 15% of the funds in the Total Mapped Group with comparable asset size and management fee structures, subject to a minimum of 50 funds (or all funds in the Total Mapped Group if fewer than 50). Additional information, such as the ASPG quartile in which the fund's management fee rate ranked and the impact of the fund's performance adjustment, is also included in the chart and was considered by the Board.

Fidelity Advisor Value Fund

The Board noted that the fund's management fee rate ranked below the median of its Total Mapped Group and below the median of its ASPG for the 12-month period ended September 30, 2020. The Board also noted the effect of the fund's performance adjustment, if any, on the fund's management fee ranking.

The Board noted that, in the past, it and the boards of other Fidelity funds had formed an ad hoc Committee on Group Fee to conduct an in-depth review of the "group fee" component of the management fee of funds with such management fee structures. The Committee's focus included the mechanics of the group fee, the competitive landscape of group fee structures, Fidelity funds with no group fee component and investment products not included in group fee assets. The Board also considered that, for funds subject to the group fee, FMR agreed to voluntarily waive fees over a specified period of time in amounts designed to account for assets converted from certain funds to certain collective investment trusts.

The Board also noted that, in 2013, the ad hoc Committee on Management Fees was formed to conduct an in-depth review of the management fee rates of Fidelity's active equity mutual funds. The Committee focused on the following areas: (i) standard fee structures; (ii) research consumption and trading evolution; (iii) management fee competitiveness/profitability by category; and (iv) factors that drive institutional pricing.

Based on its review, the Board concluded that the fund's management fee is fair and reasonable in light of the services that the fund receives and the other factors considered.

Total Expense Ratio.  In its review of each class's total expense ratio, the Board considered the fund's management fee rate as well as other fund or class expenses, as applicable, such as transfer agent fees, pricing and bookkeeping fees, fund-paid 12b-1 fees, and custodial, legal, and audit fees. The Board noted the impact of the fund's performance adjustment. The Board also noted that Fidelity may agree to waive fees or reimburse expenses from time to time, and the extent to which, if any, it has done so for the fund. As part of its review, the Board also considered the current and historical total expense ratios of a representative class of the fund compared to competitive fund median expenses. The fund's representative class is compared to those funds and classes in the Total Mapped Group (used by the Board for management fee comparisons) that have a similar sales load structure (SLTG). The Board also considered a total expense ASPG comparison for the representative class, which focuses on the total expenses of the representative class relative to a subset of non-Fidelity funds within the total expense SLTG. The total expense ASPG is limited to 15 larger and 15 smaller classes in fund average assets for a total of 30 classes, where possible. The total expense ASPG comparison excludes performance adjustments and fund-paid 12b-1 fees to eliminate variability in fee structures.

The Board noted that the total expense ratio of Class I ranked above the SLTG competitive median and equal to the ASPG competitive median for the 12-month period ended September 30, 2020. The Board considered that, in general, various factors can affect total expense ratios. The Board noted that, although Class I is categorized by Lipper as an institutional class, Class I has no investment minimum, unlike most other funds and classes categorized as institutional. As a result, FMR believes Class I is generally more comparable to retail funds and classes. The Board considered that, when compared to retail funds and classes, Class I would not be above the SLTG competitive median for 2020. The Board noted that the fund offers multiple classes, each of which has a different sales load and 12b-1 fee structure, and that the multiple structures are intended to offer a range of pricing options for the intermediary market. The Board also noted that the total expense ratios of the classes vary primarily by the level of their 12b-1 fees, although differences in transfer agent fees may also cause expenses to vary from class to class.

The Board considered that FMR has contractually agreed to reimburse Class A, Class M, Class C, Class I, and Class Z of the fund to the extent that total operating expenses, with certain exceptions, as a percentage of their respective average net assets, exceed 1.25%, 1.50%, 2.00%, 1.00%, and 0.85% through February 28, 2022.

Fees Charged to Other Fidelity Clients.  The Board also considered Fidelity fee structures and other information with respect to clients of Fidelity, such as other funds advised or subadvised by Fidelity, pension plan clients, and other institutional clients with similar mandates. The Board noted that a joint ad hoc committee created by it and the boards of other Fidelity funds periodically reviews and compares Fidelity's institutional investment advisory business with its business of providing services to the Fidelity funds and also noted the most recent findings of the committee. The Board noted that the committee's review included a consideration of the differences in services provided, fees charged, and costs incurred, as well as competition in the markets serving the different categories of clients.

Based on its review of total expense ratios and fees charged to other Fidelity clients, the Board concluded that the total expense ratio of each class of the fund was reasonable in light of the services that the fund and its shareholders receive and the other factors considered.

Costs of the Services and Profitability.  The Board considered the revenues earned and the expenses incurred by Fidelity in conducting the business of developing, marketing, distributing, managing, administering and servicing the fund and servicing the fund's shareholders. The Board also considered the level of Fidelity's profits in respect of all the Fidelity funds.

On an annual basis, Fidelity presents to the Board information about the profitability of its relationships with the fund. Fidelity calculates profitability information for each fund, as well as aggregate profitability information for groups of Fidelity funds and all Fidelity funds, using a series of detailed revenue and cost allocation methodologies which originate with the books and records of Fidelity on which Fidelity's audited financial statements are based. The Audit Committee of the Board reviews any significant changes from the prior year's methodologies and the full Board approves such changes.

A public accounting firm has been engaged annually by the Board as part of the Board's assessment of Fidelity's profitability analysis. The engagement includes the review and assessment of the methodologies used by Fidelity in determining the revenues and expenses attributable to Fidelity's mutual fund business, and completion of agreed-upon procedures in respect of the mathematical accuracy of certain fund profitability information and its conformity to established allocation methodologies. After considering the reports issued under the engagement and information provided by Fidelity, the Board concluded that while other allocation methods may also be reasonable, Fidelity's profitability methodologies are reasonable in all material respects.

The Board also reviewed Fidelity's non-fund businesses and potential indirect benefits such businesses may have received as a result of their association with Fidelity's mutual fund business (i.e., fall-out benefits) as well as cases where Fidelity's affiliates may benefit from the funds' business. The Board considered areas where potential indirect benefits to the Fidelity funds from their relationships with Fidelity may exist. The Board also considered that in 2019 a joint ad hoc committee created by it and the boards of other Fidelity funds evaluated potential fall-out benefits (PFOB Committee). The Board noted that it considered the PFOB Committee's findings in connection with its consideration of the renewal of the Advisory Contracts.

The Board considered the costs of the services provided by and the profits realized by Fidelity in connection with the operation of the fund, including the conclusions of the PFOB Committee, and was satisfied that the profitability was not excessive.

Economies of Scale.  The Board considered whether there have been economies of scale in respect of the management of the Fidelity funds, whether the Fidelity funds (including the fund) have appropriately benefited from any such economies of scale, and whether there is potential for realization of any further economies of scale. The Board considered the extent to which the fund will benefit from economies of scale as assets grow through increased services to the fund, through waivers or reimbursements, or through fee or expense ratio reductions. The Board also noted that a committee (the Economies of Scale Committee) created by it and the boards of other Fidelity funds periodically analyzes whether Fidelity attains economies of scale in respect of the management and servicing of the Fidelity funds, whether the Fidelity funds have appropriately benefited from such economies of scale, and whether there is potential for realization of any further economies of scale.

The Board recognized that the fund's management contract incorporates a "group fee" structure, which provides for lower group fee rates as total "group assets" increase, and for higher group fee rates as total "group assets" decrease ("group assets" as defined in the management contract). FMR calculates the group fee rates based on a tiered asset "breakpoint" schedule that varies based on asset class. The Board considered that the group fee is designed to deliver the benefits of economies of scale to fund shareholders when total Fidelity fund assets increase, even if assets of any particular fund are unchanged or have declined, because some portion of Fidelity's costs are attributable to services provided to all Fidelity funds, and all funds benefit if those costs can be allocated among more assets. The Board further considered that Fidelity agreed to impose a temporary fee waiver in the form of additional breakpoints to the current breakpoint schedule. The Board concluded that, given the group fee structure, fund shareholders will benefit from lower management fees as "group assets" increase at the fund complex level, regardless of whether Fidelity achieves any such economies of scale.

The Board concluded, taking into account the analysis of the Economies of Scale Committee, that economies of scale, if any, are being appropriately shared between fund shareholders and Fidelity.

Additional Information Requested by the Board.  In order to develop fully the factual basis for consideration of the Fidelity funds' advisory contracts, the Board requested and received additional information on certain topics, including: (i) fund flow and performance trends, in particular the underperformance of certain funds and strategies, and Fidelity's long-term strategies for certain funds; (ii) consideration of expanding the use of performance fees for additional funds; (iii) Fidelity's pricing philosophy compared to competitors; (iv) metrics for evaluating index fund and ETF performance and information about ETF trading characteristics; (v) the methodology with respect to evaluating competitive fund data and peer group classifications and fee and expense comparisons; (vi) the expense structures for different funds and classes and information about the differences between various expense structures; (vii) group fee breakpoints; (viii) information regarding other accounts managed by Fidelity and sub-advisory arrangements; and (ix) Fidelity's philosophies and strategies for evaluating funds and classes with lower or declining asset levels.

Based on its evaluation of all of the conclusions noted above, and after considering all factors it believed relevant, the Board concluded that the advisory fee arrangements are fair and reasonable, and that the fund's Advisory Contracts should be renewed.

FAV-ANN-1221
1.808899.117

Item 2.

Code of Ethics

As of the end of the period, October 31, 2021, Fidelity Advisor Series I (the trust) has adopted a code of ethics, as defined in Item 2 of Form N-CSR, that applies to its President and Treasurer and its Chief Financial Officer.  A copy of the code of ethics is filed as an exhibit to this Form N-CSR.

Item 3.

Audit Committee Financial Expert

The Board of Trustees of the trust has determined that Donald F. Donahue is an audit committee financial expert, as defined in Item 3 of Form N-CSR.  Mr. Donahue is independent for purposes of Item 3 of Form N-CSR.

Item 4.

Principal Accountant Fees and Services

Fees and Services

The following table presents fees billed by Deloitte & Touche LLP, the member firms of Deloitte Touche Tohmatsu, and their respective affiliates (collectively, “Deloitte Entities”) in each of the last two fiscal years for services rendered to Fidelity Advisor Floating Rate High Income Fund, Fidelity Advisor High Income Advantage Fund and Fidelity Advisor Value Fund (the “Fund(s)”):

Services Billed by Deloitte Entities

October 31, 2021 FeesA

	Audit Fees	Audit-Related Fees	Tax Fees	All Other Fees
Fidelity Advisor Floating Rate High Income Fund	$75,400	$-	$8,800	$1,800
Fidelity Advisor High Income Advantage Fund	$63,800	$-	$8,800	$1,500
Fidelity Advisor Value Fund	$41,100	$-	$10,100	$1,100

October 31, 2020 FeesA

	Audit Fees	Audit-Related Fees	Tax Fees	All Other Fees
Fidelity Advisor Floating Rate High Income Fund	$77,000	$-	$8,800	$1,700
Fidelity Advisor High Income Advantage Fund	$65,200	$-	$9,500	$1,500
Fidelity Advisor Value Fund	$42,100	$-	$10,900	$1,000

A Amounts may reflect rounding.

The following table(s) present(s) fees billed by Deloitte Entities that were required to be approved by the Audit Committee for services that relate directly to the operations and financial reporting of the Fund(s) and that are rendered on behalf of Fidelity Management & Research Company LLC ("FMR") and entities controlling, controlled by, or under common control with FMR (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser) that provide ongoing services to the Fund(s) (“Fund Service Providers”):

Services Billed by Deloitte Entities

	October 31, 2021A	October 31, 2020A
Audit-Related Fees	$-	$-
Tax Fees	$-	$-
All Other Fees	$-	$-

A Amounts may reflect rounding.

“Audit-Related Fees” represent fees billed for assurance and related services that are reasonably related to the performance of the fund audit or the review of the fund's financial statements and that are not reported under Audit Fees.

“Tax Fees” represent fees billed for tax compliance, tax advice or tax planning that relate directly to the operations and financial reporting of the fund.

“All Other Fees” represent fees billed for services provided to the fund or Fund Service Provider, a significant portion of which are assurance related, that relate directly to the operations and financial reporting of the fund, excluding those services that are reported under Audit Fees, Audit-Related Fees or Tax Fees.

Assurance services must be performed by an independent public accountant.

* * *

The aggregate non-audit fees billed by Deloitte Entities for services rendered to the Fund(s), FMR (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any Fund Service Provider for each of the last two fiscal years of the Fund(s) are as follows:

Billed By	October 31, 2021A	October 31, 2020A
Deloitte Entities	$553,700	$535,000

A Amounts may reflect rounding.

The trust's Audit Committee has considered non-audit services that were not pre-approved that were provided by Deloitte Entities to Fund Service Providers to be compatible with maintaining the independence of Deloitte Entities in its(their) audit of the Fund(s), taking into account representations from Deloitte Entities, in accordance with Public Company Accounting Oversight Board rules, regarding its independence from the Fund(s) and its(their) related entities and FMR’s review of the appropriateness and permissibility under applicable law of such non-audit services prior to their provision to the Fund(s) Service Providers.

Audit Committee Pre-Approval Policies and Procedures

The trust’s Audit Committee must pre-approve all audit and non-audit services provided by a fund’s independent registered public accounting firm relating to the operations or financial reporting of the fund. Prior to the commencement of any audit or non-audit services to a fund, the Audit Committee reviews the services to determine whether they are appropriate and permissible under applicable law.

The Audit Committee has adopted policies and procedures to, among other purposes, provide a framework for the Committee’s consideration of non-audit services by the audit firms that audit the Fidelity funds. The policies and procedures require that any non-audit service provided by a fund audit firm to a Fidelity fund and any non-audit service provided by a fund auditor to a Fund Service Provider that relates directly to the operations and financial reporting of a Fidelity fund (“Covered Service”) are subject to approval by the Audit Committee before such service is provided.

All Covered Services must be approved in advance of provision of the service either: (i) by formal resolution of the Audit Committee, or (ii) by oral or written approval of the service by the Chair of the Audit Committee (or if the Chair is unavailable, such other member of the Audit Committee as may be designated by the Chair to act in the Chair’s absence). The approval contemplated by (ii) above is permitted where the Treasurer determines that action on such an engagement is necessary before the next meeting of the Audit Committee.

Non-audit services provided by a fund audit firm to a Fund Service Provider that do not relate directly to the operations and financial reporting of a Fidelity fund are reported to the Audit Committee periodically.

Non-Audit Services Approved Pursuant to Rule 2-01(c)(7)(i)(C) and (ii) of Regulation S-X (“De Minimis Exception”)

There were no non-audit services approved or required to be approved by the Audit Committee pursuant to the De Minimis Exception during the Fund’s(s’) last two fiscal years relating to services provided to (i) the Fund(s) or (ii) any Fund Service Provider that relate directly to the operations and financial reporting of the Fund(s).

Item 5.

Audit Committee of Listed Registrants

Not applicable.

Item 6.

Investments

(a)

Not applicable.

(b)

Not applicable.

Item 7.

Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies

Not applicable.

Item 8.

Portfolio Managers of Closed-End Management Investment Companies

Not applicable.

Item 9.

Purchase of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers

Not applicable.

Item 10.

Submission of Matters to a Vote of Security Holders

There were no material changes to the procedures by which shareholders may recommend nominees to the trust’s Board of Trustees.

Item 11.

Controls and Procedures

(a)(i)  The President and Treasurer and the Chief Financial Officer have concluded that the trust’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act) provide reasonable assurances that material information relating to the trust is made known to them by the appropriate persons, based on their evaluation of these controls and procedures as of a date within 90 days of the filing date of this report.

(a)(ii)  There was no change in the trust’s internal control over financial reporting (as defined in Rule 30a-3(d) under the Investment Company Act) that occurred during the period covered by this report that has materially affected, or is reasonably likely to materially affect, the trust’s internal control over financial reporting.

Item 12.

Disclosure of Securities Lending Activities for Closed-End Management

Investment Companies

Not applicable.

Item 13.

Exhibits

(a)	(1)	Code of Ethics pursuant to Item 2 of Form N-CSR is filed and attached hereto as EX-99.CODE ETH.
(a)	(2)	Certification pursuant to Rule 30a-2(a) under the Investment Company Act of 1940 (17 CFR 270.30a-2(a)) is filed and attached hereto as Exhibit 99.CERT.
(a)	(3)	Not applicable.
(b)		Certification pursuant to Rule 30a-2(b) under the Investment Company Act of 1940 (17 CFR 270.30a-2(b)) is furnished and attached hereto as Exhibit 99.906CERT.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Fidelity Advisor Series I

By:	/s/Stacie M. Smith
Stacie M. Smith
President and Treasurer

Date:	December 21, 2021

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/Stacie M. Smith
Stacie M. Smith
President and Treasurer

Date:	December 21, 2021

By:	/s/John J. Burke III
John J. Burke III
Chief Financial Officer

Date:	December 21, 2021